o     STOCK AND BOND MUTUAL FUNDS
      ASSET ALLOCATION FUNDS
      MONEY MARKET MUTUAL FUNDS
      CLASS A SHARES
      CLASS B SHARES
      CLASS C SHARES




      _________________
      PROSPECTUS
      NOVEMBER 29, 2007


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIFTH THIRD FUNDS

FIFTH THIRD FUNDS
STOCK AND BOND MUTUAL FUNDS
ASSET ALLOCATION FUNDS
MONEY MARKET MUTUAL FUNDS

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES



TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS


US EQUITY FUNDS - GROWTH
Small Cap Growth Fund ....................................................     2
Mid Cap Growth Fund ......................................................     4
Quality Growth Fund ......................................................     6
Dividend Growth Fund .....................................................     8

US EQUITY FUNDS - VALUE
Micro Cap Value Fund .....................................................    10
Small Cap Value Fund .....................................................    12
All Cap Value Fund .......................................................    14
Disciplined Large Cap Value Fund .........................................    16

STRUCTURED PRODUCTS (QUANTITATIVE)
Structured Large Cap Plus Fund ...........................................    18
Equity Index Fund ........................................................    20
International Equity Fund ................................................    22

SPECIALTY STRATEGY
Strategic Income Fund ....................................................    24

SPECIALITY-ASSET ALLOCATION STRATEGIES
LifeModel Aggressive Fund SM .............................................    28
LifeModel Moderately Aggressive Fund SM ..................................    32
LifeModel Moderate Fund SM ...............................................    36
LifeModel Moderately Conservative Fund SM ................................    40
LifeModel Conservative Fund SM ...........................................    44

FIXED INCOME FUNDS - TAXABLE
High Yield Bond Fund .....................................................    48
Total Return Bond Fund ...................................................    50
Short Term Bond Fund .....................................................    52

FIXED INCOME FUNDS - MUNICIPAL
Municipal Bond Fund ......................................................    54
Intermediate Municipal Bond Fund .........................................    56
Ohio Municipal Bond Fund .................................................    58
Michigan Municipal Bond Fund .............................................    60

FIXED INCOME - MONEY MARKET FUNDS
Prime Money Market Fund ..................................................    62
Michigan Municipal Money Market Fund .....................................    64
Municipal Money Market Fund ..............................................    66

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables ...............................................................    68
Expense Examples .........................................................    78

ADDITIONAL INFORMATION ABOUT THE
   FUNDS' INVESTMENTS
Name Policies ............................................................    83
Investment Practices .....................................................    83
Investment Risks .........................................................    89
Investment Policies of the Underlying Funds ..............................    91
Additional Information about the Funds ...................................    92

FUND MANAGEMENT
Investment Advisor and Subadvisor ........................................    93
Portfolio Managers .......................................................    95
Portfolio Holdings .......................................................   100

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares .......................................   101
Abusive Trading Practices ................................................   102
Purchasing and Adding To Your Shares .....................................   102
Shareholder Contact Information ..........................................   102
Selling Your Shares ......................................................   104
Exchanging Your Shares ...................................................   105
Distribution Arrangements/Sales Charges for
   Stock, Bond, and Money Market Funds ...................................   106
Dividends and Capital Gains ..............................................   112
Expenses .................................................................   113
Taxation .................................................................   113

FINANCIAL HIGHLIGHTS .....................................................   116


BACK COVER

Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about each of the stock, bond, asset allocation and money market funds (each, a "Fund" and, collectively, the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.


All Funds are managed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor"). Fort Washington Investment Advisors, Inc. ("Fort Washington") acts as investment subadvisor to Fifth Third High Yield Bond Fund.


LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

There is no guarantee that any Fund will achieve its objective.

                                                                          ------
FIFTH THIRD SMALL CAP GROWTH FUND                                         GROWTH
------------------------------------------------------------------------- ------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of small cap companies. Small cap companies are defined as those companies included in the Russell 2000 Growth Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of October 31, 2007, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $14 million to $7.7 billion. The median market capitalization of companies included in the Russell 2000 Growth Index was approximately $703 million.


The Fund seeks to outperform the Russell 2000 Growth Index over rolling five-year periods. The Advisor believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Advisor uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Advisor believes this method is particularly valuable in the small cap universe. The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on companies demonstrating above-average growth and strong balance sheets. Quantitative analysis is used to identify stocks the Advisor believes have above-average growth and strong balance sheets. Factors considered include return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor uses a fundamental analysis of financial statements to look for companies that, in its opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell 2000 Growth Index and monitoring risk statistics relative to the Russell 2000 Growth Index.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

GROWTH SECURITIES RISK. The Fund invests in growth oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

FIFTH THIRD SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

27.71%  -6.40%   27.73%  -0.59%  -4.51%  -25.19%  40.11%   5.86%   4.33%  11.82%
--------------------------------------------------------------------------------
 1997     98       99      00      01       02      03      04      05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                            Q4 2001         20.46%
Worst quarter:                                           Q3 1998        -21.26%
Year to Date Return (1/1/07 to 9/30/07):                                 14.27%
--------------------------------------------------------------------------------


____________________
(1) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Small Company Growth Fund. On October 29, 2001, the Kent Small Company Growth Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Small Cap Growth Fund.



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       INCEPTION DATE   PAST YEAR     PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 5.00% SALES CHARGE)                               12/4/92
   Return Before Taxes                                                                    6.23%          4.22%             5.95%
   Return after Taxes on Distributions(3)                                                 2.35%          2.24%             4.33%
   Return after Taxes on Distributions and Sale of Fund Shares(3)                         8.28%          3.40%             4.78%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4),(5) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)  11/2/92
   Return Before Taxes                                                                    6.69%          4.28%             5.68%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)      11/2/92
   Return Before Taxes                                                                   10.96%          4.49%             5.68%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        13.35%          6.93%             4.88%
------------------------------------------------------------------------------------------------------------------------------------



(1) On October 29, 2001, the Kent Small Company Growth Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into the Fifth Third Small Cap Growth Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Small Company Growth Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


(4) For the period prior to October 29, 2001, the performance of Class B and Class C shares reflects the performance of Institutional shares of the Kent Small Company Growth Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.


(5) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Russell 2000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

                                                                          ------
FIFTH THIRD MID CAP GROWTH FUND                                           GROWTH
------------------------------------------------------------------------- ------

FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are defined as those companies included in the Russell MidCap Growth Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of October 31, 2007, the market capitalization of companies included in the Russell MidCap Growth Index ranged from approximately $835 million to approximately $31 billion. The average market capitalization of companies included in the Russell MidCap Growth Index was $9.9 billion and the median market capitalization was approximately $5.0 billion.


To achieve its secondary objective of income, the Fund relies on dividend and interest income. The Fund may invest up to 20% of its assets in common stocks of large cap companies (many of which pay dividends), small cap companies, convertible securities and debt securities that pay interest.

The Fund seeks to outperform the Russell MidCap Growth Index over rolling five-year periods. The Advisor believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Advisor uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Advisor believes this method is particularly valuable in the mid cap universe. The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on companies demonstrating above-average growth and strong balance sheets. Quantitative analysis is used to identify stocks the Advisor believes have above-average growth and strong balance sheets. Factors considered include return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor uses a fundamental analysis of financial statements to look for companies that, in its opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell MidCap Growth Index and monitoring risk statistics relative to the Russell MidCap Growth Index.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.


MEDIUM-SIZED COMPANY RISK. Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.


DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return on their investment, to an extent, supporting a stock's price, even during periods when prices of equity securities are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest profits into research, development, plant and equipment to accommodate expansion.

GROWTH SECURITIES RISK. The Fund invests in growth oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.


FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the risk that prices of debt securities will rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may also decrease during periods of rising interest rates. In addition, debt securities are subject to CREDIT RISK, which is the risk that an issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

FIFTH THIRD MID CAP GROWTH FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

32.64%  3.29%  16.77%  6.54%   -6.53%  -30.65%  37.27%    7.94%   11.05%   9.74%
--------------------------------------------------------------------------------
 1997    98      99     00       01       02      03       04       05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                            Q4 1999         23.18%
Worst quarter:                                           Q3 2001        -22.73%
Year to Date Return (1/1/07 to 9/30/07):                                 13.14%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        INCEPTION DATE    PAST YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                    1/1/85
   Return Before Taxes                                                                       4.25%         3.53%           6.60%
   Return after Taxes on Distributions(1)                                                    1.19%         2.87%           5.27%
   Return after Taxes on Distributions
       and Sale of Fund Shares(1)                                                            6.96%         3.05%           5.36%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2),(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    1/1/85
   Return Before Taxes                                                                       4.61%         3.51%           6.27%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(3) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)        1/1/85
   Return Before Taxes                                                                       8.94%         3.82%           6.40%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX* (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                                       10.66%         8.22%           8.82%
------------------------------------------------------------------------------------------------------------------------------------



(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

(3) The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 24, 1996.


(4) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


* The Russell MidCap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

                                                                          ------
FIFTH THIRD QUALITY GROWTH FUND                                           GROWTH
------------------------------------------------------------------------- ------

FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 65% of its total assets in common stocks of growth companies.

The Advisor considers growth companies to be those companies that, in the opinion of the Advisor, offer excellent prospects for consistent, above-average revenue and earnings growth, improving profit trends, and positive investor sentiment coupled with solid operating momentum. The Advisor generally looks for companies with a strong record of earnings growth and considers the company's current ratio of debt to capital and the quality of its management. Most of the companies in which the Fund invests are U.S. companies with a market capitalization greater than $3 billion.

To achieve its secondary objective of income, the Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The Fund reserves the right to invest up to 35% of its total assets in convertible securities which, at the time of investment, are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's or their unrated equivalents.


The Fund seeks to outperform the Russell 1000(R) Growth Index over rolling five-year periods. The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Advisor believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Advisor uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on strong fundamental growth, better than average valuation characteristics, and strong financial condition and characteristics. Factors considered in identifying companies with strong earnings growth include the business model, the quality of management, competitive advantages, the product pipeline, and financial characteristics. The Advisor uses a fundamental analysis of financial statements to look for companies that, in its opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills.


The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell 1000(R) Growth Index and monitoring risk statistics relative to the Russell 1000(R) Growth Index. The Adviser also relies on intensive research and believes that security selection will be the main source of active risk.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return of their investment, to an extent, supporting the stock's price, even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

GROWTH SECURITIES RISK. The Fund invests in growth oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

SMALLER COMPANY RISK. Stocks of smaller companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

LARGE AND MEDIUM-SIZED COMPANY RISK. There are inherent risks to investing in equity securities of large and medium-sized companies. For instance, changes in the competitive environment can create business challenges that may increase the volatility of a specific equity. A company's size, usually defined by market capitalization, can also create various risks for the Fund. Larger, more established companies tend to operate in mature markets, which often are very competitive with less robust growth prospects. Stocks of mid-sized companies tend to be more volatile and more sensitive to market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.


CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the risk that prices of debt securities will rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The

FIFTH THIRD QUALITY GROWTH FUND
--------------------------------------------------------------------------------

net asset value of the Fund may also decrease during periods of rising interest rates. In addition, debt securities are subject to CREDIT RISK, which is the risk that an issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.


TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

32.70%  30.05%  23.51%  -4.00%  -13.99%  -32.71%  31.10%  -1.09%   5.96%   4.67%
--------------------------------------------------------------------------------
 1997    98      99       00       01      02       03      04      05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                            Q4 1998         28.18%
Worst quarter:                                           Q2 2002        -19.77%
Year to Date Return (1/1/07 to 9/30/07):                                 17.20%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       INCEPTION DATE    PAST YEAR     PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                   1/1/83
   Return Before Taxes                                                                     -0.56%         -1.66%           4.93%
   Return After Taxes on Distributions(1)                                                  -0.82%         -1.73%           4.08%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                          -0.07%         -1.42%           4.08%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2),(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)   1/1/83
   Return Before Taxes                                                                     -1.11%         -1.79%           4.59%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(3) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)       1/1/83
   Return Before Taxes                                                                      3.92%         -1.40%           4.75%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           9.07%          2.69%           5.44%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX** (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     15.79%          6.19%           8.42%
------------------------------------------------------------------------------------------------------------------------------------



(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

(3) The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 25, 1996.


(4) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


* The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

                                                                      ----------
FIFTH THIRD DIVIDEND GROWTH FUND                                        GROWTH
--------------------------------------------------------------------- ----------


FUNDAMENTAL OBJECTIVE Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund will normally concentrate its investments in a group of 35 to 65 stocks. The Fund is designed to provide long-term capital appreciation by investing at least 80% of its assets in high-quality companies with histories of rising earnings and dividends. The portfolio managers believe that high-quality companies have the potential to provide an increasing stream of income to shareholders and protect investment capital in down markets. In selecting suitable investments, the Advisor will attempt to find companies with a track record of consistent growth in earnings and dividends. The Fund may also invest up to 20% of its assets in attractive growth or attractive value companies and/or companies with a low price/earnings ratio that may or may not pay a dividend. The Advisor will focus on several key areas in implementing the Fund's investment strategy.

The Advisor will typically employ quantitative screens to identify high-quality companies that meet market capitalization targets. The Advisor will evaluate widely-traded companies with market capitalizations greater than $2 billion - including large and some mid cap companies. Within this universe of companies, the Advisor will typically seek companies that are experiencing consistent earnings and dividend growth by searching for companies that have reported increased earnings and/or dividends over the last several reporting periods.

The Advisor will typically also rank each company based on the quality of earnings and dividends and the prospect for a continuation of earnings and dividends growth. The Advisor typically will employ screening tools that capture quantitative factors such as earnings and dividend quality rankings, earnings stability, and earnings and dividend growth - screening that will aid in the identification of attractive new ideas warranting further consideration.

The Advisor will typically also conduct an analysis of company fundamentals and historical valuations. The Advisor will utilize a stock selection approach that is fundamentally based and focuses on issues related to the quality of management, product development, reputation, financial progress, business models, and enterprise risks.


The Fund's disciplined approach will continue once a stock is purchased and the Advisor will closely monitor risk factors of the portfolio and seek to control risk by adjusting sector weights and diversifying the portfolio as it deems appropriate.


The Advisor will typically also employ a consistent sell strategy. If a stock that was chosen for the portfolio no longer meets the pre-established parameters, or if another company is identified to have greater fundamental potential, the stock may be sold.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

NON-DIVERSIFICATION RISK. The Fund is a non-diversified fund with regard to issuers of securities. As a result, it does not have to invest in as many issuers as a diversified fund and, thus, could be significantly affected by the performance of one or a small number of issuers. Because the Fund is non-diversified, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return and the Fund also could produce lower yields and be subject to higher volatility during some periods.

EQUITY SECURITIES RISK. Equity securities may be subject to sudden and unpredictable drops in value or periods of lackluster performance.

GROWTH SECURITIES RISK. Growth stocks are those that have a history of above average growth or that are expected to enter periods of above average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

LARGER COMPANY RISK. Larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

MEDIUM-SIZED COMPANY RISK. Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have.

DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return of their investment, to an extent, supporting the stock's price, even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

FIFTH THIRD DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1),(2)
--------------------------------------------------------------------------------

                                   [BAR CHART]

35.43%  32.83%  11.37%  -19.95%  -22.00%  -29.90%  20.12%  4.28%   4.20%  12.93%
--------------------------------------------------------------------------------
 1997    98       99       00       01       02      03     04      05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                            Q4 1998         24.87%
Worst quarter:                                           Q1 2001        -18.70%
Year to Date Return (1/1/07 to 9/30/07):                                 13.19%
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      INCEPTION DATE     PAST YEAR     PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 5.00% SALES CHARGE)                               3/4/85
Return Before Taxes                                                                         7.27%         -0.37%           2.07%
   Return After Taxes on Distributions(3)                                                   6.54%         -0.51%           1.52%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                           4.70%         -0.39%           1.65%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4),(6) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE   3/4/85
   Return Before Taxes                                                                      7.01%         -0.51%           1.84%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(5) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)      3/4/85
   Return Before Taxes                                                                     12.07%         -0.10%           1.84%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      15.79%          6.19%           8.42%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) INDEX** (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                15.46%          6.83%           8.65%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX*** (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            9.07%          2.69%           5.44%
------------------------------------------------------------------------------------------------------------------------------------



(1) Effective August 1, 2005, the investment strategies, policies and risks of the Fifth Third Select Stock Fund were modified and the fund was renamed the Fifth Third Dividend Growth Fund.

(2) On March 6, 1998, the Pinnacle Fund, a registered open-end investment company managed by Heartland Capital Management, Inc. was merged into the Fifth Third Select Stock Fund. For the period prior to March 6, 1998, the quoted performance of Class A shares reflects the performance of the Class A shares of The Pinnacle Fund.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares for the period prior to the commencement of operations of Class B shares on October 11, 2000.

(5) The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on March 9, 1998.

(6) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Fund changed its benchmark from the Russell 1000(R) Index to the S&P 500(R) Index, effective August 1, 2005, in order to better represent the Fund's investment policies for comparison purposes.

** The Russell 1000(R) Index is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

*** The Russell Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

                                                                           -----
FIFTH THIRD MICRO CAP VALUE FUND                                           VALUE
-------------------------------------------------------------------------- -----

FUNDAMENTAL OBJECTIVE Capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro cap companies. Micro cap companies are those companies contained within the Russell Micro Cap Value Index, or companies with similar size characteristics. As of October 31, 2007, the market capitalization range for companies contained within the Russell Micro Cap Value Index was from $14 million to $1.3 billion. Equity securities consist of common stock and securities convertible into common stock.


The Fund seeks to provide broad exposure to micro cap domestic equities and seeks to outperform the Russell Micro Cap Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. The Advisor may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis, review of purchase and sale activity in company shares by company executives, and through fundamental analysis, which may include a review of assets, earnings, sales, products, markets, and management, among other indicators. Ideally, after filtering out companies that do not meet the Advisor's criteria above, the Advisor looks for companies that have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management or financial reporting.

The Advisor will look to manage risk through several strategies, which will typically include: maintaining minimum and maximum sector weightings relative to the Russell Micro Cap Value Index; monitoring risk statistics relative to the Russell Micro Cap Value Index; and monitoring trade volume.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. To the extent the Fund invests in equity securities, it assumes the risks of sudden and unpredictable drops in value and periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks of equity investing and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies may be thinly-traded, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

FIFTH THIRD MICRO CAP VALUE FUND
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

       21.21%   -1.38%   22.13%   0.08%   69.16%   22.97%   -0.60%   12.43%
--------------------------------------------------------------------------------
        1999      00      01       02       03      04        05       06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                            Q2 2003         31.28%
Worst quarter:                                           Q3 2002        -20.91%
Year to Date Return (1/1/07 to 9/30/07):                                  0.45%
--------------------------------------------------------------------------------

___________________
(1) For the period prior to August 13, 2001, the quoted performance of Class A shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Aggressive Value Fund. On August 13, 2001, the Fifth Third/Maxus Aggressive Value Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Micro Cap Value Fund.



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      INCEPTION DATE   PAST YEAR    PAST 5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 5.00% SALES CHARGE)                               2/1/98
   Return Before Taxes                                                                    6.76%         17.20%           13.78%
   Return After Taxes on Distributions(3)                                                 2.48%         14.61%           11.73%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                         8.64%         14.69%           11.60%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2),(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)  2/1/98
   Return Before Taxes                                                                    7.51%         17.58%           13.73%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)      2/1/98
   Return Before Taxes                                                                   11.68%         17.73%           13.94%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 2/1/98)
RUSSELL 2000(R) VALUE INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         23.48%         15.37%           11.72%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 2/1/98)
RUSSELL MICROCAP TM INDEX** (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          16.54%         13.75%             N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 2/1/98)
RUSSELL MICROCAP TM VALUE INDEX*** (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                                    21.81%         18.53%             N/A
------------------------------------------------------------------------------------------------------------------------------------



(1) On August 13, 2001, the Fifth Third/Maxus Aggressive Value Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Micro Cap Value Fund.

(2) For the period prior to August 13, 2001, the quoted performance of Class A, Class B and Class C shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Aggressive Value Fund, adjusted to reflect the expenses and sales charges for Class A, Class B and Class C shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalization with lower price-to-book ratios and lower forecasted growth values.

** The Russell Microcap TM Index measures performance of the microcap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the 1,000 smallest securities in the small-cap Russell 2000(R) Index plus the next 1,000 securities.

*** The Russell Microcap TM Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

                                                                           -----
FIFTH THIRD SMALL CAP VALUE FUND                                           VALUE
-------------------------------------------------------------------------- -----

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of small cap companies. Small cap companies are defined as those companies included in the Russell 2000 Value Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of October 31, 2007, the market capitalization of companies included in the Russell 2000 Value Index ranged from $14 million to approximately $5.4 billion. The median market capitalization of companies included in the Russell 2000 Value Index was $622 million. Equity securities consist of common stock and securities convertible into common stock. The Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.


The Fund seeks to outperform the Russell 2000 Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. The Advisor may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis, review of purchase and sale activity in company shares by company executives, and through fundamental analysis. Ideally, attractive companies will have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management or financial reporting.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector weightings relative to the Russell 2000 Value Index and monitoring risk statistics relative to the Russell 2000 Value Index.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks of equity investing and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often thinly-traded, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

REIT RISK. Investments in real estate investment trusts or "REITs" subject the Fund to risks associated with the direct ownership of real estate. Market conditions or events affecting the overall market for REITs, such as declining property values or rising interest rates, could have a negative impact on the Fund's performance.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after-tax returns included in the table are only for Class A shares. After-tax returns for Class B and Class C shares will vary.

FIFTH THIRD SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

                            11.43%   11.66%   13.43%
                            ------------------------
                             2004      05       06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                            Q4 2004          7.77%
Worst quarter:                                           Q3 2004         -2.67%
Year to Date Return (1/1/07 to 9/30/07):                                  1.74%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INCEPTION DATE      PAST YEAR    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                             4/1/03
   Return Before Taxes                                                                                 7.77%           17.87%
   Return After Taxes on Distributions(1)                                                              4.44%           14.75%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                                      6.40%           14.00%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                 4/1/03
   Return Before Taxes                                                                                 7.68%           18.14%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                    4/1/03
   Return Before Taxes                                                                                12.52%           18.58%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   (SINCE 4/1/03)
RUSSELL 2000(R) VALUE INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      23.48%           26.39%
------------------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as marked by market capitalization with lower price-to-book ratios and lower forecasted growth values.

                                                                           -----
FIFTH THIRD ALL CAP VALUE FUND (FORMERLY FIFTH THIRD MULTI CAP VALUE FUND) VALUE
-------------------------------------------------------------------------- -----


FUNDAMENTAL OBJECTIVE High level of total return (using a combination of capital appreciation and income).

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies of all capitalizations. Equity securities of multi cap companies consist of common stock and securities convertible into common stock of companies with market capitalizations of any size.

The Fund seeks to outperform the Russell 3000 Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. The Advisor may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis, review of purchase and sale activity in company shares by company executives, and through fundamental analysis. Ideally, attractive companies will have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management; or financial reporting.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector weightings relative to the Russell 3000 Value Index and monitoring risk statistics relative to the Russell 3000 Value Index.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. To the extent the Fund invests in equity securities, it is exposed to the risks of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks of equity investing and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often thinly-traded, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

FIFTH THIRD ALL CAP VALUE FUND (FORMERLY FIFTH THIRD MULTI CAP VALUE FUND)
--------------------------------------------------------------------------------


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

28.20%  -8.74%  12.95%  23.33%  7.54%  -16.01%  40.23%   15.12%   7.41%   20.29%
--------------------------------------------------------------------------------
 1997     98      99      00     01      02       03       04       05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                            Q2 2003         23.06%
Worst quarter:                                           Q3 1998        -21.07%
Year to Date Return (1/1/07 to 9/30/07):                                  7.85%
--------------------------------------------------------------------------------

__________________
(1) For the period prior to August 13, 2001, the quoted performance of Class A shares reflects the performance of the Investor shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, the Fifth Third/Maxus Equity Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Multi Cap Value Fund. As of September 26, 2007, Fifth Third Multi Cap Value Fund was renamed Fifth Third All Cap Value Fund.


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                            INCEPTION DATE   PAST YEAR   PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 5.00% SALES CHARGE)                                    9/30/89
Return Before Taxes                                                                           14.26%        10.73%        11.29%
   Return After Taxes on Distributions(3)                                                     11.10%         9.60%         9.62%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                             12.37%         9.15%         9.25%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2),(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)       9/30/89
   Return Before Taxes                                                                        14.40%        10.78%        11.43%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)           9/30/89
Return Before Taxes                                                                           19.43%        11.05%        11.43%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 3000(R) VALUE INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)              22.34%        11.20%        11.11%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX** (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           20.22%        15.88%        13.65%
------------------------------------------------------------------------------------------------------------------------------------


(1) On August 13, 2001, the Fifth Third/Maxus Equity Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Multi Cap Value Fund. As of September 26, 2007, Fifth Third Multi Cap Value Fund was renamed Fifth Third All Cap Value Fund.

(2) For the period prior to August 13, 2001, the quoted performance of Class A, Class B and Class C shares reflects the performance of the Investor shares of the Fifth Third/Maxus Equity Fund adjusted to reflect the expenses for Class B and Class C shares and sales charges for Class A, Class B and Class C shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

** The Russell MidCap(R) Value Index measures the performance of those securities found in the Russell universe with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

                                                                           -----
FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND                               VALUE
-------------------------------------------------------------------------- -----

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are defined as those companies included in the Russell 1000 Value Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of October 31, 2007, the market capitalization of companies included in the Russell 1000 Value Index ranged from approximately $988 million to approximately $518 billion. The average market capitalization of companies included in the Russell 1000 Value Index was approximately $120 billion and the median market capitalization was approximately $5.7 billion.


The Fund seeks to outperform the Russell 1000 Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, price to dividend and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. Ideally, attractive companies will have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor may consider selling a security when it performs well and reaches its price target, when a lower price target results from a reassessment of a company's fundamentals, when a more attractive stock is identified or when the integrity of financial reporting becomes suspect.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector weightings relative to the Russell 1000 Value Index and monitoring risk statistics relative to the Russell 1000 Value Index.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

LARGER COMPANY RISK. Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to challenges caused by technology and consumer preferences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

38.15%  17.82%  -4.87%  12.36%  -12.58%  -14.00%  33.88%  13.40%  5.75%   20.79%
--------------------------------------------------------------------------------
 1997     98      99      00       01      02       03      04      05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                            Q2 2003         18.93%
Worst quarter:                                           Q3 2002        -13.94%
Year to Date Return (1/1/07 to 9/30/07):                                  6.84%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     INCEPTION DATE     PAST YEAR     PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1) (WITH 5.00% SALES CHARGE)                               1/1/83
   Return Before Taxes                                                                    14.78%          9.64%            9.19%
   Return After Taxes on Distributions(2)                                                 11.77%          8.04%            7.44%
   Return After Taxes on Distributions and Sale of Fund Shares(2)                         12.33%          7.79%            7.32%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(3),(5) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)  1/1/83
   Return Before Taxes                                                                    14.94%          9.69%            8.98%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)      1/1/83
   Return Before Taxes                                                                    19.91%          9.94%            9.01%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          22.25%         10.86%           11.00%
------------------------------------------------------------------------------------------------------------------------------------


(1) The quoted performance of the Disciplined Large Cap Value Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Disciplined Large Cap Value Fund's commencement of operations on January 27, 1997, as adjusted to reflect the expenses and sales charges associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(3) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

(4) The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on January 27, 1997.

(5) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Russell 1000(R) Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                                  --------------
                                                                    STRUCTURED
FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND                           PRODUCTS
(FORMERLY FIFTH THIRD LARGE CAP CORE FUND)                        (QUANTITATIVE)
----------------------------------------------------------------- --------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are defined as U.S. companies included in the S&P 500(R) Index* and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of September 30, 2007, the market capitalization of companies included in the S&P 500(R) Index ranged from $1.3 billion to $513 billion. The average market capitalization of companies included in the S&P 500(R) Index was approximately $27 billion and the median market capitalization was approximately $13 billion.


In managing the Fund, the Advisor adheres to a disciplined, quantitative process for stock selection and portfolio construction. The Advisor first screens out those companies facing financial distress and then uses a proprietary multi-factor model to rank stocks, both across the Fund's remaining investment universe and on a sector-specific basis. The Advisor ranks each stock on the basis of, among other things, valuation factors, earnings quality, financial discipline, and investor sentiment. The Advisor believes such factors denote long-term success.

The Fund may sell securities short, as described below. "Plus" in the Fund's name refers to the additional return the Fund endeavors to add both relative to the S&P 500(R) Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund's Advisor expects to underperform and enables the Fund to establish additional long positions while keeping the Fund's net exposure to the market at a level similar to a traditional "long-only" strategy.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). The Fund's long positions and their equivalents will generally range between 100% and 150% of the value of the Fund's net assets. The Fund's short positions will generally range between 0% and 50% of the value of the Fund's net assets. While the long and short positions held by the Fund will generally vary in size as market opportunities change, the Fund will generally target long positions of 130%, and short positions of 30%, of the value of the Fund's net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.


One way the Fund may take a short position is by selling a security short. When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.


Another way the Fund may take either a long or short position in equity securities is through the use of derivatives on these securities. In particular, the Fund may use equity swaps to establish long and short equity positions without owning or taking physical custody of the securities involved. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities or security index during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the reference asset or other economic factors.

The Advisor may consider selling a security held by the Fund when it becomes overvalued or if the issuer's earnings quality or financial management deteriorates. Stocks that are sold are generally replaced with stocks that are attractive based on proprietary rankings and that contribute favorably to the risk exposures of the entire portfolio. Risk exposure is actively managed through portfolio construction. The Advisor typically seeks to monitor and control the Fund's industry sector weightings and the Fund's exposure to individual equity securities, allowing these to differ only moderately from the industry sector weightings and position weightings of the S&P 500(R) Index. By doing so, the Advisor seeks to limit the Fund's volatility to that of the overall market, as represented by the S&P 500(R) Index.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

SHORT SELLING RISK. The Fund's investment strategy involves more risk than those of other funds that do not engage in short selling. The Fund's use of short sales in combination with long positions in the Fund's portfolio may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

The Fund will have substantial short positions and must borrow securities to make delivery to the buyer of those securities. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at a disadvantageous price. The Fund's loss on a short sale is potentially unlimited because there in no upward limit on the price a borrowed security could attain.


In addition, taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks, such as the risk that losses for the Fund will be magnified and the risk that interest and principal payments may be higher than investment returns. There is no assurance that the Fund's leveraging strategy will be successful.


DERIVATIVES RISK. Derivatives may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

____________________
* "S&P 500(R)" is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
(FORMERLY FIFTH THIRD LARGE CAP CORE FUND)
--------------------------------------------------------------------------------


EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

LARGER COMPANY RISK. Significant investment in large companies creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

GROWTH SECURITIES RISK. Growth stocks are those that have a history of above-average growth or that are expected to enter periods of above-average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

VOLATILITY AND PERFORMANCE INFORMATION. The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices. The returns assume that Fund distributions have been reinvested.

The returns for Class B and Class C shares will differ from the returns for Class A Shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1),(2)
--------------------------------------------------------------------------------

                                   [BAR CHART]

23.89%  27.68%  18.53%  -11.47%  -13.07%  -23.94%  25.86%  10.33%  5.41%  16.38%
--------------------------------------------------------------------------------
 1997    98       99      00       01       02       03      04      05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                            Q4 1998         21.08%
Worst quarter:                                           Q3 2002        -18.22%
Year to Date Return (7/1/07 to 9/30/07):                                  4.45%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       INCEPTION DATE    PAST YEAR    PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 5.00% SALES CHARGE)                               12/1/92
   Return Before Taxes                                                                     10.56%         4.25%            5.91%
   Return After Taxes on Distributions(3)                                                  10.23%         3.82%            4.81%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                           6.92%         3.44%            4.65%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4),(5) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE   11/2/92
   Return Before Taxes                                                                     10.46%         4.19%            5.64%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)      11/2/92
   Return Before Taxes                                                                     15.53%         4.54%            5.65%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      15.79%         6.19%            8.42%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) INDEX** (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                15.46%         6.83%            8.65%
------------------------------------------------------------------------------------------------------------------------------------


(1) On October 29, 2001, the Kent Growth and Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into the Fifth Third Large Cap Core Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Growth and Income Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) The performance of Class B and Class C shares is based on the performance for Institutional shares of Kent Growth and Income Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares, for the period prior to the commencement of operations of Class B and Class C shares on October 29, 2001.

(5) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

** The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell universe.

                                                                  --------------
                                                                    STRUCTURED
                                                                     PRODUCTS
FIFTH THIRD EQUITY INDEX FUND                                     (QUANTITATIVE)
----------------------------------------------------------------- --------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that comprise an equity index. The Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500")*. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and changes in the size of the Fund.

Although the Fund's investment style is essentially passive, the portfolio managers attempt to add incremental value by timing the purchase and sale of securities to changes in the index. Specifically, the portfolio managers may buy or sell ahead of or after index changes to take advantage of price volatility and obtain favorable prices.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


The Advisor may hedge cash balances with derivative securities or exchange-traded funds. Cash hedging is performed in an effort to reduce Fund tracking error and minimize cash drag on performance.


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

INDEX INVESTING RISK. Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P 500) in an attempt to approximate the index's performance. The Fund may purchase, retain and sell securities at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. Should this occur, the Board of Trustees will act as necessary to bring the Fund's accuracy back to 0.95. A correlation of 1.0 would mean that the Fund's net asset value (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500. There is also the risk that the Fund's investment results may fail to match those of the S&P 500 and the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as those of other funds.

DERIVATIVES RISK. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.


____________________
* "S&P 500" is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

32.24%  27.93%   20.24%  -9.52%  -12.45% -22.53%  27.81%  10.39%   4.47%  15.33%
--------------------------------------------------------------------------------
 1997     98       99      00      01      02       03      04       05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                            Q4 1998         21.23%
Worst quarter:                                           Q3 2002        -17.39%
Year to Date Return (1/1/07 to 9/30/07):                                  8.77%
--------------------------------------------------------------------------------


__________________
(1) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Index Equity Fund. On October 29, 2001, the Kent Index Equity Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Equity Index Fund.



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       INCEPTION DATE    PAST YEAR     PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 5.00% SALES CHARGE)                               11/25/92
   Return Before Taxes                                                                     9.58%           4.58%           7.27%
   Return After Taxes on Distributions(3)                                                  8.98%           4.05%           6.72%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                          6.20%           3.60%           6.07%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4),(5) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE    11/2/92
   Return Before Taxes                                                                     9.46%           4.54%           7.00%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)       11/2/92
   Return Before Taxes                                                                    14.53%           4.90%           7.01%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     15.79%           6.19%           8.42%
------------------------------------------------------------------------------------------------------------------------------------



(1) On October 29, 2001, the Kent Index Equity Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into the Fifth Third Equity Index Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Index Equity Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


(4) For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares reflects the performance of the Institutional shares of the Kent Index Equity Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.


(5) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

                                                                  --------------
                                                                    STRUCTURED
                                                                     PRODUCTS
FIFTH THIRD INTERNATIONAL EQUITY FUND                             (QUANTITATIVE)
----------------------------------------------------------------- --------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 65% of its total assets in securities of non-U.S. companies. The companies whose securities are represented in the Fund's portfolio are located in at least three countries other than the U.S.

In managing the Fund, the Advisor adheres to a disciplined, quantitative ("bottom-up") process for stock selection and portfolio construction. The Advisor begins with an investment universe comprising the membership of the Morgan Stanley Capital International Europe, Australasia, and Far East Index(R) (the "EAFE Index"). The Advisor may also consider international stocks which are not in the EAFE Index. The Advisor uses a quantitative multi-factor model to rank stocks in the investment universe. The primary factors upon which the Advisor ranks each stock are valuation factors, earnings quality, and investor sentiment and capital discipline. The Advisor believes such factors denote long-term success, and thus builds a portfolio of stocks that have these positive characteristics. Secondarily, the Advisor may also modify the proportion or weighting for certain countries and/or sectors (E.G., overweight, underweight or neutral) relative to the EAFE Index for investment by the Fund.

The Advisor may consider selling a security held by the Fund when it becomes overvalued or if the issuer's earnings quality or investor sentiment deteriorates. Stocks that are sold are generally replaced with stocks that are attractive based on the model's rankings and that contribute favorably to the risk exposures of the entire portfolio. Risk exposure is actively managed through portfolio construction. The Advisor typically seeks to monitor and control the Fund's country and industry weightings and the Fund's exposure to individual equity securities, allowing these to differ only moderately from the country and industry weightings and the individual stock weightings of the EAFE(R) Index. By doing so, the Advisor seeks to limit the Fund's volatility to that represented by the EAFE(R) Index.

Although the Fund invests primarily in established foreign securities markets it may also invest in emerging market countries. The Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS: Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities, such as, the risk of sudden and unpredictable drops in value or periods of lackluster performance.

FOREIGN INVESTMENT RISK. Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses.

EMERGING MARKETS RISK. The risks associated with foreign investments usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

CURRENCY RISK. The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments.

DERIVATIVES RISK. The primary risks of derivatives are: (1) changes in the market value of securities, and of derivatives relating to those securities, may not be proportionate; (2) there may not be a liquid market to sell a derivative, which could result in difficulty closing a position; and (3) certain derivatives can magnify the extent of losses incurred due to changes in market value. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

FIFTH THIRD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION: The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A Shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

7.96%  19.34%  25.74%  -14.43%  -18.01%  -13.96%  33.38%  15.64%  13.66%  22.05%
--------------------------------------------------------------------------------
1997     98      99      00        01       02      03      04      05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                            Q4 1999         17.70%
Worst quarter:                                           Q3 2002        -18.00%
Year to Date Return (1/1/07 to 9/30/07):                                 16.58%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     INCEPTION DATE    PAST YEAR      PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                  8/18/94
   Return Before Taxes                                                                   15.94%          11.83%            7.11%
   Return After Taxes on Distributions(1)                                                15.32%          11.26%            5.83%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                        10.79%          10.05%            5.50%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2),(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)  8/18/94
   Return Before Taxes                                                                   16.11%          11.80%            6.81%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(3) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)      8/18/94
   Return Before Taxes                                                                   21.13%          12.05%            6.90%
------------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                   26.34%          14.98%            7.70%
------------------------------------------------------------------------------------------------------------------------------------

(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules.

      Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes.

      Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

(3) The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 25, 1996.

(4) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Morgan Stanley Capital International EAFE Index(R) is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

                                                                      ----------
                                                                      SPECIALTY
FIFTH THIRD STRATEGIC INCOME FUND                                     STRATEGY
--------------------------------------------------------------------- ----------


FUNDAMENTAL OBJECTIVE High level of income consistent with reasonable risk. Achieving capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, common stocks, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities. Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. The Fund's investment in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

The Fund will respond to and attempt to anticipate economic and market trends. The Advisor seeks to provide value by investing in asset classes that are most attractive based on their risks and in companies with cheap (e.g., attractive price to cash flow ratio) cash flows in each asset class. The Advisor may invest in debt securities of any maturity, and will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities during periods when it believes interest rates will decline. The Advisor seeks to maximize risk-adjusted returns through fundamental research, quantitative modeling, and capital structure analysis. In performing this research and analysis, the Advisor reviews companies based on such factors as sales, assets, earnings, markets, and management, and the Advisor searches for companies with favorable debt-to-equity ratios. The Fund seeks returns by investing across a larger universe than traditional investment grade fixed income funds, and the Advisor believes that a low correlation between various asset classes leads to stability of expected returns.

In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor's, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound and consistent with an objective of reasonable risk. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's and/or
(ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are lower-rated securities and have speculative characteristics.


Investments may be made in any diversified closed-end income fund as long as the Fund's total portfolio maintains no more than 20% of its assets in securities rated BB or lower. The Fund may consider closed-end funds as a "pass through" security, and will look at the composition of the underlying portfolio. Therefore, the Fund may invest in any single closed-end fund even if the underlying portfolio contains more than 20% of its assets invested in securities rated BB or lower. Such closed-end funds may invest in debt and equity securities of United States or foreign issuers.


The Advisor will look to manage risk through several strategies, which will typically include: maintaining certain minimum and maximum sector and position weightings; limiting investment in non-investment grade securities to a maximum of 20% of the portfolio; and monitoring risk statistics relative to the Lehman Aggregate Index.

The Advisor may consider selling one of the Fund's holdings when: deterioration in a company's strategic position, growth prospects, or financial reporting issues is detected, an individual security comprises too large a position in the portfolio, a company with declining financial fundamentals has risk volatility of more than one standard deviation in the Adviser's proprietary credit risk model a company's valuations are no longer attractive, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the risk that prices of debt securities will rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may also decrease during periods of rising interest rates. In addition, debt securities are subject to CREDIT RISK, which is the risk that an issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

NON-INVESTMENT GRADE SECURITIES RISK. Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

CLOSED-END INVESTMENT COMPANY RISK. Investments in closed-end funds present additional risks to investors. Investment by the Fund in closed-end funds results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication. Such investments may be less liquid than other investments and often trade at a discount. In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above.

CURRENCY RISK. Certain of the closed-end funds in which the Fund invests may invest part or all of their assets in debt securities of foreign issuers. Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, the Fund may be subject to CURRENCY RISK. Changes in foreign currency exchange rates may affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss.

FIFTH THIRD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

FOREIGN INVESTMENT RISK. There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

REIT RISK. The Fund's investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1),(2)
--------------------------------------------------------------------------------

                                   [BAR CHART]

11.47%   3.48%  -5.72%   16.01%   12.65%  7.45%   9.83%   6.70%    1.59%   8.00%
--------------------------------------------------------------------------------
 1997     98      99       00       01      02     03      04       05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                            Q2 2000          5.99%
Worst quarter:                                           Q4 1999         -4.72%
Year to Date Return (1/1/07 to 9/30/07):                                  0.88%
--------------------------------------------------------------------------------

__________________
(1) On October 22, 2001, the Fifth Third/Maxus Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Strategic Income Fund.

(2) The performance of Class A shares is based on the performance for Advisor shares, adjusted to reflect the sale charges for Class A shares, for the period prior to the commencement of operations of Class A shares on April 1, 2004. For the period prior to October 22, 2001, the quoted performance reflects the performance of the Investor shares of the Fifth Third/Maxus Income Fund, adjusted to reflect the sales charges for Class A shares.

FIFTH THIRD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 5.00% SALES CHARGE)                                      3/10/85
   Return Before Taxes                                                                          2.62%       5.60%          6.43%
   Return After Taxes on Distributions(3)                                                       0.90%       3.91%          4.09%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                               1.86%       3.79%          4.04%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4),(6) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)         3/10/85
   Return Before Taxes                                                                          2.20%       5.69%          6.38%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(5) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)             3/10/85
   Return Before Taxes                                                                          7.16%       5.97%          6.33%
------------------------------------------------------------------------------------------------------------------------------------

LEHMAN (U.S.) AGGREGATE INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                          4.33%       5.06%          6.24%
------------------------------------------------------------------------------------------------------------------------------------

LEHMAN BROTHERS INTERMEDIATE CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                          4.50%       5.36%          6.25%
------------------------------------------------------------------------------------------------------------------------------------


(1) On October 22, 2001, the Fifth Third/Maxus Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Strategic Income Fund.

(2) The performance of Class A shares is based on the performance for Advisor shares, adjusted to reflect the sales charges for Class A shares, for the period prior to the commencement of operations of Class A shares on April 1, 2004. For the period prior to October 22, 2001, the quoted performance reflects the performance of the Investor shares of the Fifth Third/Maxus Income Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) The performance of Class B shares is based on the performance for Advisor shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on April 1, 2004. For the period prior to October 22, 2001, the quoted performance reflects the performance of the Investor shares of the Fifth Third/Maxus Income Fund, adjusted to reflect the expenses and sales charges for Class B shares.

(5) For the period prior to October 29, 2001, the quoted performance of Class C shares reflects the performance of the Advisor shares of the Fifth Third Strategic Income Fund, adjusted to reflect the expenses and sales charges for Class C shares. For the period prior to October 22, 2001, the quoted performance reflects the performance of the Investor Shares of the Fifth Third/Maxus Income Fund, adjusted to reflect the expenses and sales charges for Class C shares.

(6) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Lehman U.S. Aggregate Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and CMBS sectors.

** The Lehman Brothers Intermediate Credit Bond Index(R) is comprised of publicly issued, fixed rate, non-convertible investment grade dollar-denominated, SEC-registered corporate debt. Included are debts issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                               -----------------
                                                               SPECIALTY - ASSET
                                                                  ALLOCATION
FIFTH THIRD LIFEMODEL AGGRESSIVE FUND SM                          STRATEGIES
-------------------------------------------------------------- -----------------

FUNDAMENTAL OBJECTIVE The Fund seeks long-term capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is an aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on stocks:

      o From 80% to 100% of the Fund's net assets will be invested in Fifth Third equity funds.

      o Up to 20% of the Fund's net assets will be invested in Fifth Third bond funds.

      o Up to 10% of the Fund's net assets will be invested in Fifth Third money market funds. The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                           PERCENTAGE OF
FUND NAME                                                  FUND HOLDINGS
Small Cap Growth Fund .............................                0-50%
Mid Cap Growth Fund ...............................                0-50%
Quality Growth Fund ...............................                0-50%
Structured Large Cap Plus Fund ....................                0-50%
Small Cap Value Fund ..............................                0-50%
All Cap Value Fund ................................                0-50%
Disciplined Large Cap Value Fund ..................                0-50%
International Equity Fund .........................                0-25%
High Yield Bond Fund ..............................                0-20%

Total Return Bond Fund ............................                0-20%

Short Term Bond Fund ..............................                0-20%
Institutional Money Market Fund ...................                0-10%
U.S. Treasury Money Market Fund ...................                0-10%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund SM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATION.

LIFEMODEL AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(1) .........................                 4.5%
Small Cap Value Index(2) ..........................                 4.5%
International Index(3) ............................                18.0%
Mid Cap Growth Index(4) ...........................                 9.0%
Mid Cap Value Index(5) ............................                 9.0%
Large Cap Growth Index(6) .........................                15.5%
Large Cap Value Index(7) ..........................                15.5%
Large Cap Core Index(8) ...........................                14.0%
High Yield Bond Index(9)...........................                0.50%
Total Return Bond Index(10) .......................                 7.0%
Short Term Bond Index(11) .........................                 2.5%

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

____________________________
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL AGGRESSIVE FUND SM
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Aggressive Fund SM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Aggressive Fund SM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION. The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

                         33.69%   8.43%    7.23%    13.88%
                         ---------------------------------
                          2003     04       05        06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                Q2 2003      17.46%
Worst quarter:                                               Q1 2003      -4.57%
Year to Date Return (1/1/07 to 9/30/07):                                  10.91%
--------------------------------------------------------------------------------

FIFTH THIRD LIFEMODEL AGGRESSIVE FUND SM
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  INCEPTION DATE      PAST YEAR     SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                             8/1/02
   Return Before Taxes                                                                                  8.15%            11.90%
   Return After Taxes on Distributions(1)                                                               7.50%            11.33%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                                       5.85%            10.14%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                 8/1/02
   Return Before Taxes                                                                                  7.97%            12.05%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                    8/1/02
   Return Before Taxes                                                                                 12.98%            12.37%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
WILSHIRE 5000 INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               15.88%            13.96%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                  4.08%             4.08%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LIFEMODEL AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                 16.69%            15.13%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LIFEMODEL AGGRESSIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                 14.66%            13.03%
------------------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 20 for a description of the LifeModel Aggressive Target Neutral Style Class Index Blend.


**** LifeModel Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Wilshire 5000 Index (90%) and Lehman Brothers Intermediate Government/Credit Bond Index (10%). The LifeModel Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                               -----------------
                                                               SPECIALTY - ASSET
                                                                  ALLOCATION
FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND SM               STRATEGIES
-------------------------------------------------------------- -----------------

FUNDAMENTAL OBJECTIVE The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is a moderately aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on stocks:

      o From 60% to 80% of the Fund's net assets will be invested in Fifth Third equity funds.

      o From 20% to 40% of the Fund's net assets will be invested in Fifth Third bond funds.

      o Up to 10% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                           PERCENTAGE OF
FUND NAME                                                  FUND HOLDINGS
Small Cap Growth Fund .............................                0-40%
Mid Cap Growth Fund ...............................                0-40%
Quality Growth Fund ...............................                0-40%
Structured Large Cap Plus Fund ....................                0-40%
Small Cap Value Fund ..............................                0-40%
All Cap Value Fund ................................                0-40%
Disciplined Large Cap Value Fund ..................                0-40%
International Equity Fund .........................                0-20%
High Yield Bond Fund ..............................                0-20%

Total Return Bond Fund ............................                0-30%

Short Term Bond Fund ..............................                0-30%
Institutional Money Market Fund ...................                0-10%
U.S. Treasury Money Market Fund ...................                0-10%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund SM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATION.

LIFEMODEL MODERATELY AGGRESSIVE TARGET NEUTRAL STYLE
CLASS INDEX BLEND


Small Cap Growth Index(1) .........................                 3.5%
Small Cap Value Index(2) ..........................                 3.5%
International Index(3) ............................                14.0%
Mid Cap Growth Index(4) ...........................                 7.0%
Mid Cap Value Index(5) ............................                 7.0%
Large Cap Growth Index(6) .........................                12.0%
Large Cap Value Index(7) ..........................                12.0%
Large Cap Core Index(8) ...........................                11.0%
High Yield Bond Index(9) ..........................                 1.5%
Total Return Bond Index(10) .......................                21.0%
Short Term Bond Index(11) .........................                 7.5%


_____________________________
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND SM
--------------------------------------------------------------------------------

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Aggressive Fund SM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Aggressive Fund SM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION. The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

                         27.13%   7.08%    5.94%    12.25%
                         ---------------------------------
                          2003     04       05        06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                 Q2 2003     13.90%
Worst quarter:                                                Q1 2003     -2.85%
Year to Date Return (1/1/07 to 9/30/07):                                   9.28%
--------------------------------------------------------------------------------

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND SM
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      INCEPTION DATE    PAST YEAR   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                                  8/1/02
   Return Before Taxes                                                                                    6.64%          10.93%
   Return After Taxes on Distributions(1)                                                                 5.67%          10.10%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                                         4.79%          9.08%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                      8/1/02
   Return Before Taxes                                                                                    6.40%          11.09%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                         8/1/02
   Return Before Taxes                                                                                   11.40%          11.40%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
WILSHIRE 5000 INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 15.88%          13.96%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                    4.08%           4.08%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LIFEMODEL MODERATELY AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                   13.92%          12.77%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LIFEMODEL MODERATELY AGGRESSIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                   12.26%          11.10%
------------------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes.

      Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 24 for a description of the LifeModel Moderately Aggressive Target Neutral Style Class Index Blend


**** LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Wilshire 5000 Index (70%) and Lehman Brothers Intermediate Government/Credit Bond Index (30%). The LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                               -----------------
                                                               SPECIALTY - ASSET
                                                                  ALLOCATION
FIFTH THIRD LIFEMODEL MODERATE FUND SM                            STRATEGIES
-------------------------------------------------------------- -----------------

FUNDAMENTAL OBJECTIVE The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity and fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is a moderate growth allocation fund, approximately half of the Fund's assets will be invested in Fifth Third equity funds and approximately half will be invested in Fifth Third bond funds, although a portion of the Fund's assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds:

      o From 40% to 60% of the Fund's net assets will be invested in Fifth Third equity funds.

      o From 40% to 60% of the Fund's net assets will be invested in Fifth Third bond funds.

      o Up to 15% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                           PERCENTAGE OF
FUND NAME                                                  FUND HOLDINGS
Small Cap Growth Fund .............................                0-30%
Mid Cap Growth Fund ...............................                0-30%
Quality Growth Fund ...............................                0-30%
Structured Large Cap Plus Fund ....................                0-30%
Small Cap Value Fund ..............................                0-30%
All Cap Value Fund ................................                0-30%
Disciplined Large Cap Value Fund ..................                0-30%
International Equity Fund .........................                0-15%
High Yield Bond Fund ..............................                0-20%

Total Return Bond Fund ............................                0-40%

Short Term Bond Fund ..............................                0-40%
Institutional Money Market Fund ...................                0-15%
U.S. Treasury Money Market Fund ...................                0-15%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund SM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATION.

LIFEMODEL MODERATE TARGET NEUTRAL STYLE
CLASS INDEX BLEND

Small Cap Growth Index(1) .........................                 2.5%
Small Cap Value Index(2) ..........................                 2.5%
International Index(3) ............................                10.0%
Mid Cap Growth Index(4) ...........................                 5.0%
Mid Cap Value Index(5) ............................                 5.0%
Large Cap Growth Index(6) .........................                 8.5%
Large Cap Value Index(7) ..........................                 8.5%
Large Cap Core Index(8) ...........................                 8.0%
High Yield Bond Index(9) ..........................                 2.5%
Total Return Bond Index(10) .......................                35.0%
Short Term Bond Index(11) .........................                15.0%


_____________________________
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL MODERATE FUND SM
--------------------------------------------------------------------------------

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying Funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderate Fund SM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderate Fund SM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION. The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

                          20.42%   5.96%    4.82%    10.07%
                          ---------------------------------
                           2003     04       05        06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                Q2 2003      10.46%
Worst quarter:                                               Q1 2003      -1.63%
Year to Date Return (1/1/07 to 9/30/07):                                   7.66%
--------------------------------------------------------------------------------

FIFTH THIRD LIFEMODEL MODERATE FUND SM
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      INCEPTION DATE    PAST YEAR   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                                  8/1/02
   Return Before Taxes                                                                                    4.54%          8.00%
   Return After Taxes on Distributions(1)                                                                 3.32%          7.03%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                                         3.34%          6.40%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                      8/1/02
   Return Before Taxes                                                                                    4.32%          8.11%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                         8/1/02
   Return Before Taxes                                                                                    9.28%          8.47%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
WILSHIRE 5000 INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 15.88%         13.96%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                    4.08%          4.08%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LIFEMODEL MODERATE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                   11.20%         10.39%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LIFEMODEL MODERATE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                    9.88%          9.14%
------------------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt


*** See page 28 for a description of the LifeModel Moderate Target Neutral Style Class Index Blend.


**** LifeModel Moderate Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Wilshire 5000 Index (50%) and Lehman Brothers Intermediate Government/Credit Bond Index (50%). The LifeModel Moderate Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                               -----------------
                                                               SPECIALTY - ASSET
                                                                  ALLOCATION
FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND SM             STRATEGIES
-------------------------------------------------------------- -----------------

FUNDAMENTAL OBJECTIVE The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is a moderately conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond and equity funds, although a portion of its assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on bonds:

      o From 50% to 70% of the Fund's net assets will be invested in Fifth Third bond funds.

      o From 30% to 50% of the Fund's net assets will be invested in Fifth Third equity funds.

      o Up to 20% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                           PERCENTAGE OF
FUND NAME                                                  FUND HOLDINGS
Small Cap Growth Fund .............................                0-25%
Mid Cap Growth Fund ...............................                0-25%
Quality Growth Fund ...............................                0-25%
Structured Large Cap Plus Fund ....................                0-25%
Small Cap Value Fund ..............................                0-25%
All Cap Value Fund ................................                0-25%
Disciplined Large Cap Value Fund ..................                0-25%
International Equity Fund .........................                0-10%
High Yield Bond Fund ..............................                0-20%

Total Return Bond Fund ............................                0-50%

Short Term Bond Fund ..............................                0-50%
Institutional Money Market Fund ...................                0-20%
U.S. Treasury Money Market Fund ...................                0-20%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund SM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND.

THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATION. LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(1) .........................                 2.0%
Small Cap Value Index(2) ..........................                 2.0%
International Index(3) ............................                 8.0%
Mid Cap Growth Index(4) ...........................                 4.0%
Mid Cap Value Index(5) ............................                 4.0%
Large Cap Growth Index(6) .........................                 7.0%
Large Cap Value Index(7) ..........................                 7.0%
Large Cap Core Index(8) ...........................                 6.0%
High Yield Bond Index(9) ..........................                 3.0%
Total Return Bond Index(10) .......................                42.0%
Short Term Bond Index(11) .........................                15.0%


________________________________
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND SM
--------------------------------------------------------------------------------

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Conservative Fund SM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Conservative Fund SM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk, which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION. The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

                          16.88%   5.02%    3.98%    9.08%
                          --------------------------------
                           2003     04       05       06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                  Q2 2003     8.92%
Worst quarter:                                                 Q1 2003    -1.30%
Year to Date Return (1/1/07 to 9/30/07):                                   6.65%
--------------------------------------------------------------------------------

FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND SM
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      INCEPTION DATE    PAST YEAR   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                                  8/1/02
   Return Before Taxes                                                                                    3.65%          6.42%
   Return After Taxes on Distributions(1)                                                                 2.22%          5.20%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                                         2.84%          4.89%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                      8/1/02
   Return Before Taxes                                                                                    3.20%          6.50%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                         8/1/02
   Return Before Taxes                                                                                    8.28%          6.87%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
WILSHIRE 5000 INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 15.88%         13.96%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                    4.08%          4.08%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                    9.85%          9.19%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                    8.70%          8.14%
------------------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 32 for a description of the LifeModel Moderately Conservative Target Neutral Style Class Index Blend.


**** LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Wilshire 5000 Index (40%) and Lehman Brothers Intermediate Government/Credit Bond Index (60%). The LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                               -----------------
                                                               SPECIALTY - ASSET
                                                                  ALLOCATION
FIFTH THIRD LIFEMODEL CONSERVATIVE FUND SM                        STRATEGIES
-------------------------------------------------------------- -----------------

FUNDAMENTAL OBJECTIVE The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is a conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond funds, although a portion of its assets will be invested in Fifth Third equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities, and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on bonds:

      o From 70% to 90% of the Fund's net assets will be invested in Fifth Third bond funds.

      o From 10% to 30% of the Fund's net assets will be invested in Fifth Third equity funds.

      o Up to 20% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its asset in the underlying mutual funds within the following ranges:

                                                           PERCENTAGE OF
FUND NAME                                                  FUND HOLDINGS
Small Cap Growth Fund .............................                0-15%
Mid Cap Growth Fund ...............................                0-15%
Quality Growth Fund ...............................                0-15%
Structured Large Cap Plus Fund ....................                0-15%
Small Cap Value Fund ..............................                0-15%
All Cap Value Fund ................................                0-15%
Disciplined Large Cap Value Fund ..................                0-15%
International Equity Fund .........................                 0-5%
High Yield Bond Fund ..............................                0-20%

Total Return Bond Fund ............................                0-60%

Short Term Bond Fund ..............................                0-60%
Institutional Money Market Fund ...................                0-20%
U.S. Treasury Money Market Fund ...................                0-20%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund SM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATION.

LIFEMODEL CONSERVATIVE TARGET NEUTRAL STYLE
CLASS INDEX BLEND

Small Cap Growth Index(1) .........................                 1.0%
Small Cap Value Index(2) ..........................                 1.0%
International Index(3) ............................                 4.0%
Mid Cap Growth Index(4) ...........................                 2.0%
Mid Cap Value Index(5) ............................                 2.0%
Large Cap Growth Index(6) .........................                 3.5%
Large Cap Value Index(7) ..........................                 3.5%
Large Cap Core Index(8) ...........................                 3.0%
High Yield Bond Index(9) ..........................                 4.0%
Total Return Bond Index(10) .......................                56.0%
Short Term Bond Index(11) .........................                20.0%


For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

_________________________________
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL CONSERVATIVE FUND SM
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:


INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Conservative Fund SM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Conservative Fund SM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk, which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION. The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

                         10.91%   3.50%    3.00%    6.87%
                         --------------------------------
                          2003     04       05       06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                 Q2 2003      5.75%
Worst quarter:                                                Q2 2004     -1.52%
Year to Date Return (1/1/07 to 9/30/07):                                   5.02%
--------------------------------------------------------------------------------

FIFTH THIRD LIFEMODEL CONSERVATIVE FUND SM
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                INCEPTION DATE        PAST YEAR     SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                            8/1/02
   Return Before Taxes                                                                                  1.56%            4.75%
   Return After Taxes on Distributions(1)                                                               0.01%            3.43%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                                       1.35%            3.34%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                8/1/02
   Return Before Taxes                                                                                  1.08%            4.83%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                   8/1/02
   Return Before Taxes                                                                                  6.13%            5.21%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
WILSHIRE 5000 INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               15.88%           13.96%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                  4.08%            4.08%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LIFEMODEL CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                  7.18%            6.79%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 8/1/02)
LIFEMODEL CONSERVATIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                  6.37%            6.13%
------------------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000 Index.


** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 36 for a description of the LifeModel Conservative Target Neutral Style Class Index Blend.


**** LifeModel Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Wilshire 5000 Index (20%) and Lehman Brothers Intermediate Government/Credit Bond Index (80%). The LifeModel Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD HIGH YIELD BOND FUND                                         STYLE
----------------------------------------------------------------------- --------

FUNDAMENTAL OBJECTIVE High level of income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in non-investment grade debt securities. The Fund generally invests in non-investment grade debt securities of domestic corporations. Non-investment grade securities are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These securities are often referred to as "junk bonds" and are considered speculative. The Fund expects to hold securities with an average maturity of between 6 and 10 years, but the holding period average may vary between 4 and 12 years.


In selecting portfolio securities, the Fund's investment subadvisor analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability. Having developed certain industry biases resulting from the current macroeconomic environment, the investment subadvisor implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure. The investment subadvisor then conducts a rigorous credit selection process in order to identify securities that offer attractive investment opportunities. Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund's portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund's portfolio.

When the investment subadvisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase. The prices of long term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity.

NON-INVESTMENT GRADE SECURITIES RISK. Non-investment grade debt securities are considered speculative and, compared to investment grade securities, tend to have:

      o more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;

      o     greater risk of loss due to default or declining credit quality;

      o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and

      o greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

Non-investment grade debt securities present a higher degree of credit risk because their issuers are often highly leveraged and may not have more traditional methods of financing available to them. As a result, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because these securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares.

Changes by the primary rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of S&P, Moody's and other rating agencies generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

LIQUIDITY RISK. In addition, secondary markets for non-investment grade debt securities are not as liquid as the secondary markets for higher-rated corporate debt securities. The secondary markets for non-investment grade corporate debt securities are concentrated in relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and funds. The trading volume for non-investment grade corporate debt securities is generally lower than that for higher-rated corporate debt securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors could have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, adversely affect the Fund's net asset value and limit the ability of the Fund to obtain accurate

FIFTH THIRD HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets also could affect the ability of the Fund to sell securities at their fair value. If the secondary markets for non-investment grade securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.


REGULATORY RISK. Prices for non-investment grade debt securities may be affected by legislative and regulatory developments, which could adversely affect the Fund's net asset value and investment practices, the secondary market for non-investment grade securities, the financial condition of issuers of these securities and the value of outstanding non-investment grade securities.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after-tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

TOTAL RETURN AS OF 12/31
FOR CLASS A SHARES
--------------------------------------------------------------------------------


                                   [BAR CHART]

                                      7.88%
                                      -----
                                       06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                   Q4 2006    3.73%
Worst quarter:                                                  Q2 2006   -1.40%
Year to Date Return (1/1/07 to 9/30/07):                                   3.44%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      INCEPTION DATE    PAST YEAR   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                                 11/29/05
Return Before Taxes                                                                                       2.74%          2.52%
   Return After Taxes on Distributions(1)                                                                 0.19%          0.15%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                                         1.71%          0.75%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2),(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                 11/29/05
   Return Before Taxes                                                                                    2.07%          2.76%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(3) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                     11/29/05
   Return Before Taxes                                                                                    7.11%          6.45%
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH HIGH YIELD MASTER INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                   11.64%         11.59%(1)
------------------------------------------------------------------------------------------------------------------------------------



(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B
      shares on [     ].

(3) The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C
      shares on [     ].


(4) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* Merrill Lynch Master Index is an unmanaged index which tracks the performance of below investment grade, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market.

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD TOTAL RETURN BOND FUND (FORMERLY FIFTH THIRD BOND FUND)      STYLE
----------------------------------------------------------------------- --------


FUNDAMENTAL OBJECTIVE High current income. Capital growth is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The bonds in which the Fund invests may include U.S. Government securities and corporate debt securities, including mortgage-backed securities. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

The Fund generally invests in high quality bonds. The Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, the financial condition of the issuer, and the issuer's prospects for long-term growth of earnings and revenues.

U.S. Government securities (or bonds) are debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie
Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments.

Although the Advisor considers the Fund to be a long maturity bond fund, the Fund has no restrictions on its maturity or duration. The Advisor may, from time to time, shorten or lengthen the duration of the Fund's portfolio to protect principal in the event of rising or falling interest rates. In addition, the Advisor may adjust the Fund's sector weightings and duration to attempt to capture additional returns relative to the Fund's benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more issuer default risk than any direct obligation of the U.S. Treasury.

PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

NON-INVESTMENT GRADE SECURITIES RISK. The Fund may invest up to 20% of its assets in non-investment grade securities. High yield, or non-investment grade, securities (also known as "junk bonds") are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody's) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments. In addition, compared to investments in investment grade securities, investments in non-investments grade securities are subject to greater risk of loss due to default or a decline in credit quality, a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.

FIFTH THIRD TOTAL RETURN BOND FUND (FORMERLY FIFTH THIRD BOND FUND)
--------------------------------------------------------------------------------

FOREIGN INVESTMENT RISK. Investments in foreign bonds are subject to special risks in addition to those to which U.S. investments are subject. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and less liquid than U.S. investments.


TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

    10.19%  9.04%  -4.76%  11.65%  6.99%  9.35%  2.85%  3.52%  1.86%  3.69%
    -----------------------------------------------------------------------
     1997    98      99      00     01     02     03     04     05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                 Q3 2001      5.29%
Worst quarter:                                                Q1 1996     -3.78%
Year to Date Return (1/1/07 to 9/30/07):                                   2.18%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INCEPTION DATE   PAST YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 4.75% SALES CHARGE)                                   3/22/95
Return Before Taxes                                                                          -1.20%        3.21%           4.82%
   Return After Taxes on Distributions(3)                                                    -2.72%        1.72%           2.68%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                            -0.81%        1.85%           2.78%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4),(5) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)      3/20/95
   Return Before Taxes                                                                       -2.05%        3.06%           4.53%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)          3/20/95
Return Before Taxes                                                                           3.01%        3.41%           4.54%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                        4.33%        5.06%           6.24%
------------------------------------------------------------------------------------------------------------------------------------


(1) On October 29, 2001, the Kent Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Total Return Bond Fund (formerly Fifth Third Bond
      Fund).


(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Income Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) The performance of Class B and Class C shares is based on the performance for Institutional shares of the Kent Income Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares, for the period prior to the commencement of operations of Class B and Class C shares on October 29, 2001.


(5) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


* The Lehman Brothers Aggregate Bond Index(R) is an unmanaged total return index measuring both capital price changes and income index provided by the underlying universe of securities and is generally representative of the performance of the bond market as a whole.

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD SHORT TERM BOND FUND                                         STYLE
----------------------------------------------------------------------- --------

FUNDAMENTAL OBJECTIVE Current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The bonds in which the Fund invests typically include corporate debt securities, mortgage-backed securities, asset-backed securities, and U.S. Government debt securities.

U.S. Government securities (or bonds) are debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie
Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

The Fund will maintain a dollar-weighted average portfolio maturity of less than three years. While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities, include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more issuer default risk than any direct obligation of the U.S. Treasury.

PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

LOWER-RATED SECURITIES RISK. Obligations rated in the fourth highest rating category and below involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

NON-INVESTMENT GRADE SECURITIES RISK. The Fund may invest up to 20% of its asses in non-investment grade securities. High yield, or non-investment grade securities (also known as "junk bonds") are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody's) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments, greater risk of loss due to default or a decline in credit quality, greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.

FOREIGN INVESTMENT RISK. Investments in foreign bonds are subject to special risks in addition to those to which U.S. investments are subject. These risks include political and economic risks, currency fluctuations, higher transaction costs,

FIFTH THIRD SHORT TERM BOND FUND
--------------------------------------------------------------------------------

delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and less liquid than U.S. investments.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.


The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated. The returns of Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class C shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1),(2)
--------------------------------------------------------------------------------

                                   [BAR CHART]

     6.26%  6.00%  2.35%  7.96%  7.75%  4.70%  1.86%  0.51%  1.40%  3.93%
     --------------------------------------------------------------------
     1997    98     99     00     01     02     03     04     05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                  Q3 2001     3.15%
Worst quarter:                                                 Q2 2004    -1.14%
Year to Date Return (1/1/07 to 9/30/07):                                   3.62%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                            INCEPTION DATE   PAST YEAR   PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 3.50% SALES CHARGE)                                    12/4/92
   Return Before Taxes                                                                         0.26%        1.73%          3.87%
   Return After Taxes on Distributions(3)                                                     -1.08%        0.43%          2.07%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                              0.15%        0.70%          2.18%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)           11/2/92
   Return Before Taxes                                                                         3.13%        1.64%          3.38%
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                         4.25%        3.20%          4.95%
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRICE INDEX**                                                                         2.54%        2.69%          2.44%
------------------------------------------------------------------------------------------------------------------------------------
91-DAY TREASURY BILL***                                                                        4.85%        2.43%          3.80%
------------------------------------------------------------------------------------------------------------------------------------



(1) On October 29, 2001, the Kent Short Term Bond Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into the Fifth Third Short Term Bond Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Short Term Bond Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) The performance of Class C shares is based on the performance for Institutional shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on August 1, 2003.

(5) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005. For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Short Term Bond Fund, adjusted to reflect the expenses and sales charges for Advisor shares.


* The Merrill Lynch 1-3 Year Government/Corporate Bond Index(R) is an unmanaged index trading short-term U.S. Government securities and short-term domestic investment-grade corporate bonds with maturities of one to three years.


** The Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of goods.

*** The 91-day Treasury Bill return tracks in the investment return paid on U.S. Treasury bills maturing in 91 days.

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD MUNICIPAL BOND FUND                                          STYLE
----------------------------------------------------------------------- --------

FUNDAMENTAL OBJECTIVE Current income that is exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions that pay interest that is exempt from federal income taxes. The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The Fund maintains a dollar-weighted average portfolio maturity of between five and twenty-five years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality (for example, BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's).

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in an issuer's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuation is no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

LOWER-RATED SECURITIES RISK. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

POLITICAL RISK. The Fund's performance may be affected by political and economic factors at the state, regional or national level. Those factors may include budgetary problems and declining tax bases. Actual or proposed changes in tax rates also may affect your net return.

LIMITED OBLIGATION SECURITIES RISK. Limited obligation securities are not general obligations of the issuers. As a result, in the event of a default or termination, the security holders may have limited recourse.

TAX RISK. Tax risk involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code which allow interest distributed from such securities to be tax-exempt. Failure to comply with those requirements would create adverse tax consequences for shareholders.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

FIFTH THIRD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

     8.32%  5.43%  -3.40%  11.97%  3.89%  9.34%  4.47%  2.79%  1.81%  3.94%
     ----------------------------------------------------------------------
     1997    98      99      00     01     02     03     04     05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                 Q3 2002      4.83%
Worst quarter:                                                Q2 2004     -2.63%
Year to Date Return (1/1/07 to 9/30/07):                                   1.68%
--------------------------------------------------------------------------------


______________________
(1) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Tax-Free Income Fund. On October 29, 2001, the Kent Tax-Free Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Municipal Bond Fund.



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                            INCEPTION DATE   PAST YEAR   PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 4.75% SALES CHARGE)                                     4/1/95
   Return Before Taxes                                                                        -1.03%        3.42%          4.27%
   Return After Taxes on Distributions(3)                                                     -2.44%        1.65%          2.44%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                             -0.49%        2.05%          2.63%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4),(5) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)       3/20/95
   Return Before Taxes                                                                        -1.78%        3.32%          3.97%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)           3/20/95
   Return Before Taxes                                                                         3.17%        3.66%          3.99%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                         4.85%        5.53%          5.76%
------------------------------------------------------------------------------------------------------------------------------------



(1) On October 29, 2001, the Kent Tax-Free Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into the Fifth Third Municipal Bond Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Tax-Free Income Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules.

      Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes.

      Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


(4) The performance of Class B and Class C shares is based on the performance for Institutional shares of the Kent Tax-Free Income Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares, for the period prior to the commencement of operations of Class B and Class C shares on October 29, 2001.


(5) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Lehman Brothers Municipal Bond Index(R) is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND                             STYLE
----------------------------------------------------------------------- --------

FUNDAMENTAL OBJECTIVE High level of current income that is exempt from federal regular income taxes.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions that pay interest that is exempt from federal income taxes. The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The Fund maintains a dollar-weighted average portfolio maturity of between three and ten years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality (for example, BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's).

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.


At times the Fund may have a greater focus on municipal bond obligations issued by the State of Michigan and its local political subdivisions.


The Advisor may consider selling one of the Fund's holdings when a deterioration in an issuer's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuation is no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund


MICHIGAN STATE-SPECIFIC RISK. Due to the level of investment in municipal obligations issued by the State of Michigan and its local political subdivisions, the performance of the Fund may be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Fund may also be subject to credit risks of municipal issuers, which may have historically experienced periods of financial difficulties. When the Fund's assets are invested in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities, to a greater extent than if its assets were not so invested.


FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

LOWER-RATED SECURITIES RISK. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

POLITICAL RISK. The Fund's performance may be affected by political and economic factors at the state, regional or national level. Those factors may include budgetary problems and declining tax bases. Actual or proposed changes in tax rates also may affect your net return.

LIMITED OBLIGATION SECURITIES RISK. Limited obligation securities are not general obligations of the issuers. As a result, in the event of a default or termination, the security holders may have limited recourse.

TAX RISK. Tax risk involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code which allow interest distributed from such securities to be tax-exempt. Failure to comply with those requirements would create adverse tax consequences for shareholders.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

     6.80%  5.09%  -1.27%  8.72%  4.47%  7.99%  3.09%  1.81%  0.94%  3.46%
     ---------------------------------------------------------------------
     1997    98      99     00     01     02     03     04     05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                 Q2 2002      3.48%
Worst quarter:                                                Q2 2004     -2.08%
Year to Date Return (1/1/07 to 9/30/07):                                   1.79%
--------------------------------------------------------------------------------


____________________
(1) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Intermediate Tax-Free Fund. On October 29, 2001, the Kent Intermediate Tax-Free Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Intermediate Municipal Bond Fund.



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                            INCEPTION DATE  PAST YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 3.50% SALES CHARGE)                                    12/18/92
   Return Before Taxes                                                                       -0.19%        2.69%           3.69%
   Return After Taxes on Distributions(3)                                                    -1.38%        1.35%           2.13%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                            -0.08%        1.56%           2.22%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4),(5) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)       12/16/92
   Return Before Taxes                                                                       -1.52%        2.75%           3.50%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)           12/16/92
   Return Before Taxes                                                                        2.67%        2.64%           3.27%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                        3.79%        4.44%           4.98%
------------------------------------------------------------------------------------------------------------------------------------



(1) On October 29, 2001, the Kent Intermediate Tax-Free Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into the Fifth Third Intermediate Municipal Bond Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Intermediate Tax-Free Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) The performance of Class B and Class C shares is based on the performance for Institutional shares, adjusted to reflect the expenses and sales charges for Class B and Class C shares, for the period prior to the commencement of operations of Class B and Class C shares on October 29, 2001.

(5) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Lehman Brothers Quality Intermediate Municipal Bond Index(R) is generally representative of intermediate term municipal bonds with a maturity between two and twelve years.

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD OHIO MUNICIPAL BOND FUND                                     STYLE
----------------------------------------------------------------------- --------

FUNDAMENTAL OBJECTIVE Current income exempt from federal income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations that pay interest that is exempt from personal income taxes imposed by Ohio and its municipalities. The securities are generally issued by the State of Ohio, as well as counties, cities, towns, territories and public authorities in Ohio. These securities pay interest that is exempt from personal income taxes imposed by Ohio and its municipalities. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions which pay interest that is exempt from federal income taxes. The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The Fund maintains a dollar-weighted average portfolio maturity of between three and ten years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality (for example, BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's).

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in an issuer's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuation is no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. In addition, during times when the Fund assumes a temporary defensive posture, the Fund may invest in municipal bonds, the income on which is exempt from federal income tax but not exempt from Ohio personal income taxes. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

NON-DIVERSIFICATION RISK. This Fund is a non-diversified fund with regard to issuers of securities. As a result, it does not have to invest in as many issuers as a diversified fund and thus, could be significantly affected by the performance of one or a small number of issuers and a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

OHIO STATE-SPECIFIC RISK. Because the Fund concentrates its investments in the securities of issuers in Ohio, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio municipal securities or the ability of issuers to make timely payments of interest and principal. Actual or proposed changes in tax rates also may affect your net return.

LIMITED OBLIGATION SECURITIES RISK. In addition, because revenue bonds and limited obligation securities are not general obligations of the issuers, the Fund will have limited recourse in the event of a default or termination of these securities.

TAX RISK. Tax risk involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code which allow interest distributed from such securities to be tax-exempt. Failure to comply with those requirements would create adverse tax consequences for shareholders.

FIFTH THIRD OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares and will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

     6.92%  5.50%  -3.17%  8.72%  4.23%  7.59%  3.56%  1.84%  0.82%  3.07%
     ---------------------------------------------------------------------
     1997    98      99     00     01     02     03     04     05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                 Q3 2002      3.62%
Worst quarter:                                                Q2 1999     -2.34%
Year to Date Return (1/1/07 to 9/30/07):                                   1.98%
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 4.75% SALES CHARGE)                                          1/1/87
   Return Before Taxes                                                                         -1.78%       2.35%          3.35%
   Return After Taxes on Distributions(1)                                                      -2.89%       1.14%          1.93%
   Return After Taxes on Distributions
       and Sale of Fund Shares(1)                                                              -1.15%       1.31%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2),(4) (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)                                              1/1/87
   Return Before Taxes                                                                         -2.72%       2.20%          2.93%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(3) (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)                                              1/1/87
   Return Before Taxes                                                                          2.30%       2.56%          3.13%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                          3.79%       4.44%          4.98%
------------------------------------------------------------------------------------------------------------------------------------



(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

(3) The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 24, 1996.

(4) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Lehman Brothers Quality Intermediate Municipal Bond Index(R) is generally representative of intermediate term municipal bonds with a maturity between two and twelve years.

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND                                 STYLE
----------------------------------------------------------------------- --------

FUNDAMENTAL OBJECTIVE Current income that is exempt from federal income tax and Michigan personal income tax.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations that pay interest that is exempt from personal income taxes imposed by the State of Michigan or its political subdivisions. The securities are generally issued by the State of Michigan, as well as counties, cities, towns, territories and public authorities in Michigan. These securities pay interest that is exempt from personal income taxes imposed by Michigan and its municipalities. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions that pay interest that is exempt from federal income taxes. The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The Fund maintains a dollar-weighted average portfolio maturity of between two and five years. No security in the Fund will have a remaining maturity of more than ten years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality (for example BBB-or higher by Standard & Poor's or Baa3 or higher by Moody's).

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in an issuer's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuation is no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. In addition, during times when the Fund assumes a temporary defensive posture, the Fund may invest in municipal bonds, the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities, include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

LOWER-RATED SECURITIES RISK. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a rating agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

MICHIGAN STATE-SPECIFIC RISK. Due to the level of investment in municipal obligations issued by the State of Michigan and its local political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Fund may also be subject to credit risks of municipal issuers, which may have historically experienced periods of financial difficulties. When the Fund's assets are invested in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so invested.

TAX RISK. Tax risk involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code which allow interest distributed from such securities to be tax-exempt. Failure to comply with those requirements would create adverse tax consequences for shareholders.

FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1),(2)
--------------------------------------------------------------------------------

                                   [BAR CHART]

      5.38%  4.60%  0.51%  6.05%  5.33%  6.17%  2.20%  0.94%  0.63%  2.52%
      --------------------------------------------------------------------
      1997    98     99     00     01     02     03     04     05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                 Q2 2002      2.73%
Worst quarter:                                                Q2 2004     -1.41%
Year to Date Return (1/1/07 to 9/30/07):                                   2.33%
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          INCEPTION DATE   PAST YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 4.75% SALES CHARGE)                                   5/11/93
   Return Before Taxes                                                                      -2.38%        1.47%           2.91%
   Return After Taxes on Distributions(3)                                                   -3.33%        0.45%           1.58%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                           -1.55%        0.66%           1.66%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4),(6) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)       5/3/93
   Return Before Taxes                                                                      -3.36%        1.20%           2.52%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)           5/3/93
   Return Before Taxes                                                                       1.65%        1.57%           2.52%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 1-5 YEAR MUNICIPAL BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                       3.20%        3.26%           4.18%
------------------------------------------------------------------------------------------------------------------------------------



(1) On October 29, 2001, the Kent Michigan Municipal Bond Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Michigan Municipal Bond Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Michigan Municipal Bond Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules.

      Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes.

      Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) The performance of Class B and Class C shares is based on the performance for Institutional shares of the Kent Michigan Municipal Bond Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares, for the period prior to the commencement of operations of Class B and Class C shares on October 29, 2001.

(5) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses and sales changes for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005. For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Michigan Municipal Bond Fund, adjusted to reflect the expenses and sales charges for Advisor shares.

(6) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Lehman Brothers 1-5 Year Municipal Bond Index(R) is representative of short term municipal bonds with a maturity between one and six years.

                                                                        --------
                                                                         MONEY
FIFTH THIRD PRIME MONEY MARKET FUND                                      MARKET
----------------------------------------------------------------------- --------

FUNDAMENTAL OBJECTIVE Current income consistent with stability of principal.


PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict Securities and Exchange Commission ("SEC") guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.


The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's Advisor. These generally will be domestic or foreign corporate securities, including commercial paper that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by the securities mentioned above.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk and foreign investment risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

FOREIGN INVESTMENT RISK involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.


Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

      5.21%  5.05%  4.53%  5.80%  3.59%  1.19%  0.49%  0.69%  2.53%  4.35%
      --------------------------------------------------------------------
      1997    98     99     00     01     02     03     04     05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                 Q4 2000      1.51%
Worst quarter:                                                Q4 2003      0.09%
Year to Date Return (1/1/07 to 9/30/07):                                   3.54%
--------------------------------------------------------------------------------

FIFTH THIRD PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INCEPTION DATE   PAST YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                                 6/14/89        4.35%        1.84%           3.33%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(1),(3) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)       6/14/89       -1.43%        0.89%           2.59%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)           6/14/89        3.57%        1.28%           2.60%
------------------------------------------------------------------------------------------------------------------------------------



(1) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

(2) The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on May 1, 2002.


(3) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

                                                                        --------
                                                                         MONEY
FIFTH THIRD MICHIGAN MUNICIPAL MONEY MARKET FUND                         MARKET
----------------------------------------------------------------------- --------

FUNDAMENTAL OBJECTIVE Current income that is exempt from federal income tax and Michigan personal income tax.

PRINCIPAL INVESTMENT STRATEGIES The Fund, under normal circumstances, invests at least 80% of its assets in Michigan municipal obligations, which consist of bonds, notes and commercial paper issued by the State of Michigan and its political subdivisions that are exempt from federal income taxes. The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The securities will have short-term debt ratings in the two highest rating categories of at least one Rating Agency or will be unrated securities of comparable quality.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include interest rate risk, net asset value risk, credit risk, Michigan state-specific risk, and tax risk.


INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

MICHIGAN STATE-SPECIFIC RISK. Due to the level of investment in municipal obligations issued by the State of Michigan and its local governments, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of money market funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Fund may also be subject to credit risks of municipal issuers, which may have historically experienced periods of financial difficulties. When a Fund's assets are concentrated in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so concentrated.


TAX RISK involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code which allow interest distributed from such securities to be tax-exempt. Failure to comply with those requirements would create adverse tax consequences for shareholders.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.


Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

      3.31%  3.06%  2.86%  3.70%  2.22%  1.02%  0.57%  0.67%  1.81%  2.85%
      --------------------------------------------------------------------
      1997    98     99     00     01     02     03     04     05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                  Q2 2000     0.96%
Worst quarter:                                                 Q3 2003     0.10%
Year to Date Return (1/1/07 to 9/30/07):                                   2.31%
--------------------------------------------------------------------------------


__________________
(1) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Michigan Municipal Money Market Fund. On October 29, 2001, the Kent Michigan Municipal Money Market Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Michigan Municipal Money Market Fund.

FIFTH THIRD MICHIGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INCEPTION DATE   PAST YEAR   PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2)                                                              12/15/92      2.85%         1.38%           2.20%
------------------------------------------------------------------------------------------------------------------------------------



(1) On October 29, 2001, the Kent Michigan Municipal Money Market Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into the Fifth Third Michigan Municipal Money Market Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Michigan Municipal Money Market Fund.


To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

                                                                        --------
                                                                         MONEY
FIFTH THIRD MUNICIPAL MONEY MARKET FUND                                  MARKET
----------------------------------------------------------------------- --------

FUNDAMENTAL OBJECTIVE Maximize current income, exempt from federal income tax, while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities, which generally are securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor.

Under normal circumstances, at least 80% of its assets are invested in municipal securities. These include fixed and variable rate debt obligations issued by various states, their counties, towns and public authorities. These securities tend to be:

      o general obligation bonds, the principal and interest of which are paid from general tax revenues received by the issuer;

      o revenue bonds, the principal and interest of which are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects, and they are not general obligations of the issuer;

      o industrial development bonds, the principal and interest of which are paid only from revenues received from privately-operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure to be used by a private entity. However, they are general obligations of the private entity, not the issuer.

The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by U.S. Treasury securities.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk, and tax risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

TAX RISK involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code which allow interest distributed from such securities to be tax-exempt. Failure to comply with those requirements would create adverse tax consequences for shareholders.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.


Past performance does not indicate how the Fund will perform in the future.

FIFTH THIRD MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

      2.75%  2.68%  2.79%  3.81%  2.42%  1.06%  0.58%  0.61%  1.84%  3.07%
      --------------------------------------------------------------------
      1997    98     99     00     01     02     03     04     05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                                Q4 2000       1.01%
Worst quarter:                                               Q3 2003       0.09%
Year to Date Return (1/1/07 to 9/30/07):                                   2.53%
--------------------------------------------------------------------------------


_________________________
(1) For the period prior to September 21, 1998, the quoted performance of Class A shares reflects the performance of the Investor shares of the Cardinal Tax Exempt Money Market Fund. On September 21, 1998, the Cardinal Tax Exempt Money Market Fund, a registered open-end investment company managed by The Ohio Company, was consolidated into Fifth Third Municipal Money Market Fund.



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          INCEPTION DATE   PAST YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2)                                                             9/7/83         3.07%        1.43%           2.15%
------------------------------------------------------------------------------------------------------------------------------------



(1) On September 21, 1998, the Cardinal Tax Exempt Money Market Fund, a registered open-end investment company managed by The Ohio Company was consolidated with the Fifth Third Municipal Money Market Fund.

(2) For the period prior to September 21, 1998, the quoted performance of Class A shares reflects the performance of the Investor shares of the Cardinal Tax Exempt Money Market Fund.


To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2007.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       US EQUITY FUNDS (GROWTH)--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                FIFTH THIRD SMALL                         FIFTH THIRD MID
                                                                  CAP GROWTH FUND                         CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                      A            B          C             A           B           C
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES            5.00%(1),(2)   None       None        5.00%(1),(2)   None       None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                       None         None       None          None         None       None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                   None         5.00%(3)   1.00%(4)      None         5.00%(3)   1.00%(4)
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                               0.70%        0.70%      0.70%         0.80%        0.80%      0.80%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12B-1) FEES                             0.25%        1.00%      0.75%         0.25%        1.00%      0.75%
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                0.36%        0.36%      0.61%         0.30%        0.30%      0.55%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(5)                              --           --         --            --           --         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.31%(6)     2.06%(6)   2.06%(6)      1.35%        2.10%      2.10%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(7)                      --           --         --          0.01%        0.01%      0.01%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                    --           --         --          1.34%        2.09%      2.09%
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       US EQUITY FUNDS (GROWTH)--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    FIFTH THIRD                              FIFTH THIRD
                                                                QUALITY GROWTH FUND                      DIVIDEND GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                       A           B       C                 A            B        C
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES            5.00%(1),(2)   None       None        5.00%(1),(2)   None       None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                       None         None       None          None         None       None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                   None         5.00%(3)   1.00%(4)      None         5.00%(3)   1.00%(4)
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                               0.80%        0.80%      0.80%         0.80%        0.80%     0.80%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12B-1) FEES                             0.25%        1.00%      0.75%         0.25%        1.00%     0.75%
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                0.31%        0.31%      0.56%         0.87%        0.87%     1.12%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES5                                --           --         --            --           --        --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.36%        2.11%      2.11%         1.92%        2.67%     2.67%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(7)                    0.05%        0.05%      0.05%         0.94%        0.94%     0.94%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                  1.31%        2.06%      2.06%         0.98%        1.73%     1.73%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

(5)  Amount is less than 0.01%, and is included in Other expenses.

(6) The Funds' Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Small Cap Growth Fund to: 1.26% for Class A shares, 2.01% for Class B shares and 2.01% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.

(7) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Quality Growth Fund for the 13 month period and by the Dividend Growth Fund for the 40 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       US EQUITY FUNDS (VALUE)--FEE TABLE
-----------------------------------------------------------------------------------------------------------------------
                                                        FIFTH THIRD MICRO                  FIFTH THIRD SMALL
                                                         CAP VALUE FUND                     CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS NAME                                            A            B         C          A            B         C
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES    5.00%(1),(2)  None      None       5.00%(1),(2)  None      None
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                             None          None      None       None          None      None
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                         None          5.00%(3)  1.00%(4)   None          5.00%(3)  1.00%(4)
-----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                     1.00%         1.00%     1.00%      0.90%         0.90%     0.90%
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                   0.25%         1.00%     0.75%      0.25%         1.00%     0.75%
-----------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                      0.52%         0.52%     0.77%      0.35%         0.35%     0.60%
-----------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES
   AND EXPENSES                                     0.01%         0.01%     0.01%        --(5)         --(5)     --(5)
-----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)             1.78%         2.53%     2.53%      1.50%         2.25%     2.25%
-----------------------------------------------------------------------------------------------------------------------



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           US EQUITY FUNDS (VALUE)--FEE TABLE
-----------------------------------------------------------------------------------------------------------------------
                                                          FIFTH THIRD ALL                 FIFTH THIRD DISCIPLINED
                                                           CAP VALUE FUND                  LARGE  CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS NAME                                            A            B         C          A            B         C
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES    5.00%(1),(2)  None      None       5.00%(1),(2)  None      None
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                             None          None      None       None          None      None
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                         None          5.00%(3)  1.00%(4)   None          5.00%(3)  1.00%(4)
-----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                     1.00%         1.00%     1.00%      0.80%         0.80%     0.80%
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                   0.25%         1.00%     0.75%      0.25%         1.00%     0.75%
-----------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                      0.32%         0.32%     0.57%      0.28%         0.28%     0.53%
-----------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES
   AND EXPENSES(5)                                    --            --        --         --            --        --
-----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                1.57%         2.32%     2.32%      1.33%         2.08%     2.08%
-----------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(7)          0.13%         0.13%     0.13%      0.07%         0.07%     0.07%
-----------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                        1.44%         2.19%     2.19%      1.26%         2.01%     2.01%
-----------------------------------------------------------------------------------------------------------------------


(1)   Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

(5)   Amount is less than 0.01%, and is included in Other expenses.

(6) The Funds' Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Micro Cap Value Fund to: 1.60% for Class A shares, 2.35% for Class B shares and 2.35% for Class C shares; and for the Small Cap Value Fund to: 1.45% for Class A shares, 2.20% for Class B shares and 2.20% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.

(7) The Funds' Advisor and Administrator have contractually agreed to waive and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the respective Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           STRUCTURED PRODUCTS (QUANTITATIVE)--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                  FIFTH THIRD STRUCTURED                   FIFTH THIRD                        FIFTH THIRD
                                    LARGE CAP PLUS FUND                 EQUITY INDEX FUND              INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                        A            B         C          A             B         C         A           B          C
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED
   ON PURCHASES                 5.00%(1),(2)  None      None      5.00%(1),(2)   None      None      5.00%(1),(2) None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS         None          None      None      None           None      None      None         None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED
   SALES LOAD                   None          5.00%(3)  1.00%(4)  None           5.00%(3)  1.00%(4)  None         5.00%(3)  1.00%(4)
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                 0.70%         0.70%     0.70%     0.30%          0.30%     0.30%     1.00%        1.00%     1.00%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE
   (12b-1) FEES                 0.25%         1.00%     0.75%     0.25%          1.00%     0.75%     0.25%        1.00%     0.75%
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                  0.33%         0.33%     0.58%     0.31%          0.31%     0.56%     0.36%        0.36%     0.61%
   DIVIDEND EXPENSE ON
      SHORT SALES               0.26%         0.26%     0.26%       --              --        --        --           --        --
   OTHER EXPENSES               0.33%         0.33%     0.58%     0.31%          0.31%     0.56%     0.36%        0.36%     0.61%
   TOTAL OTHER EXPENSES         0.59%         0.59%     0.84%     0.31%          0.31%     0.56%     0.36%        0.36%     0.61%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES
   AND EXPENSES                   --(5)         --(5)     --(5)     --(5)           --(5)     --(5)  0.02%        0.02%     0.02%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
   OPERATING EXPENSES           1.54%         2.29%     2.29%     0.86%          1.61%     1.61%     1.63%        2.38%     2.38%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE
   REIMBURSEMENT(6)             0.11%         0.11%     0.11%     0.42%          0.42%     0.42%     0.17%        0.17%     0.17%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                    1.43%         2.18%     2.18%     0.44%          1.19%     1.19%     1.46%        2.21%     2.21%
------------------------------------------------------------------------------------------------------------------------------------



(1)   Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.


(5)   Amount is less than 0.01%, and is included in Other expenses.

(6) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. For the Structured Large Cap Plus Fund, the expense limitation (which excludes expenses for dividends on securities sold short) for Class A, Class B and Class C is 1.17%, 1.92% and 1.92%, respectively. Because dividend expenses on short sales are excluded from this fund's expense limitation, Net Expenses are expected to exceed the applicable expense limitation by the estimated amount of dividends expense on short sales. Estimated Net Expenses for Class A, Class B, and Class C are 1.43%, 2.18% and 2.18%, respectively. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Funds if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                         SPECIALITY STRATEGY--FEE TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FIFTH THIRD STRATEGIC
                                                                                                          INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                                                      A              B          C
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                              5.00%(1),(2)    None       None
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                                                       None            None       None
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                                   None            5.00%(3)   1.00%(4)
---------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                               1.00%           1.00%      1.00%
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                                                             0.25%           1.00%      0.75%
---------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                                0.34%           0.34%      0.59%
---------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES
   AND EXPENSES                                                                               0.64%           0.64%      0.64%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                          2.23%           2.98%      2.98%
---------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(5)                                                    1.02%           1.02%      1.02%
---------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                  1.21%           1.96%      1.96%
---------------------------------------------------------------------------------------------------------------------------------



(1)   Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.



(5) The Fund's Advisor and Administrator have contractually agreed to waive and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period for the Strategic Income Fund in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------



SHAREHOLDER FEES                                                               SPECIALTY-ASSET
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              ALLOCATION STRATEGIES--FEE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                              FIFTH THIRD LIFEMODEL               FIFTH THIRD LIFEMODEL                 FIFTH THIRD LIFEMODEL
                               AGGRESSIVE FUND SM             MODERATELY AGGRESSIVE FUND SM               MODERATE FUND SM
-----------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                  A             B        C            A             B          C          A              B          C
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED
   ON PURCHASES            5.00%(1),(2) None      None         5.00%(1),(2)   None      None       5.00%(1),(2)   None      None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS    None         None      None         None           None      None       None           None      None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED
   SALES LOAD              None         5.00%(3)  1.00%(4)     None           5.00%(3)  1.00%(4)   None           5.00%(3)  1.00%(4)
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES            0.15%        0.15%     0.15%        0.15%          0.15%     0.15%      0.15%          0.15%     0.15%
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE
   (12b-1) FEES            0.25%        1.00%     0.75%        0.25%          1.00%     0.75%      0.25%          1.00%     0.75%
-----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES             0.34%        0.34%     0.59%        0.32%          0.32%     0.57%      0.29%          0.29%     0.54%
-----------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES
   AND EXPENSES            1.06%        1.06%     1.06%        0.99%          0.99%     0.99%      0.91%          0.91%     0.91%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
   OPERATING EXPENSES      1.80%        2.55%     2.55%        1.71%          2.46%     2.46%      1.60%          2.35%     2.35%
-----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE
   REIMBURSEMENT(5)        1.47%        1.47%     1.47%        1.38%          1.38%     1.38%      1.27%          1.27%     1.27%
-----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(6)            0.33%        1.08%     1.08%        0.33%          1.08%     1.08%      0.33%          1.08%     1.08%
-----------------------------------------------------------------------------------------------------------------------------------



(1)   Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.


(5) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Funds if it would result in the Funds exceeding the expense limitation described herein.

(6) In addition to the operating expenses disclosed above, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. The average weighted expense ratios for the underlying funds of the LifeModel Aggressive Fund SM are 1.06% for Class A, Class B and Class C shares; of the LifeModel Moderately Aggressive Fund SM are 0.99% for Class A, Class B and Class C shares; and of the LifeModel Moderate Fund SM are 0.91% for Class A, Class B and Class C shares.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------



SHAREHOLDER FEES                                                                      SPECIALTY-ASSET
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                    ALLOCATION STRATEGIES--FEE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                             FIFTH THIRD LIFEMODEL                    FIFTH THIRD LIFEMODEL
                                                        MODERATELY CONSERVATIVE FUND SM               CONSERVATIVE FUND SM
-----------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                 A             B         C             A               B          C
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES         5.00%(1),(2)   None      None          5.00%(1),(2)    None       None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                  None           None      None          None            None       None
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                              None           5.00%(3)  1.00%(4)      None            5.00%(3)   1.00%(4)
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                          0.15%          0.15%     0.15%         0.15%           0.15%      0.15%
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                        0.25%          1.00%     0.75%         0.25%           1.00%      0.75%
-----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                           0.39%          0.39%     0.64%         0.49%           0.49%      0.74%
-----------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES
   AND EXPENSES                                          0.87%          0.87%     0.87%         0.79%           0.79%      0.79%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.66%          2.41%     2.41%         1.68%           2.43%      2.43%
-----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(5)               1.33%          1.33%     1.33%         1.35%           1.35%      1.35%
-----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(6)                                          0.33%          1.08%     1.08%         0.33%           1.08%      1.08%
-----------------------------------------------------------------------------------------------------------------------------------



(1)   Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.


(5) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Funds if it would result in the Funds exceeding the expense limitation described herein.

(6) In addition to the operating expenses disclosed above, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. The estimated average weighted expense ratios for the underlying funds of the LifeModel Moderately Conservative Fund SM are 0.87% for Class A, Class B and Class C shares and of the LifeModel Conservative Fund SM are 0.79% for Class A, Class B and Class C shares.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 FIXED INCOME FUNDS (TAXABLE)--FEE TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                                            FIFTH THIRD HIGH YIELD                    FIFTH THIRD TOTAL
                                                                   BOND FUND                           RETURN BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                 A             B         C             A              B          C
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES         4.75%(1),(2)   None      None         4.75%(1),(2)    None       None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                   None          None      None         None            None       None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED
   SALES LOAD                                             None          5.00%(3)  1.00%(4)     None            5.00%(3)   1.00%(4)
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                          0.70%          0.70%     0.70%        0.60%           0.60%      0.60%
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                        0.25%          1.00%     0.75%        0.25%           1.00%      0.75%
----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                           0.45%          0.45%     0.70%        0.32%           0.32%      0.57%
----------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(5)                         --             --        --           --              --         --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.40%          2.15%     2.15%        1.17%           1.92%      1.92%
----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(6)               0.41%          0.41%     0.41%        0.24%           0.24%      0.24%
----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                             0.99%          1.74%     1.74%        0.93%           1.68%      1.68%
----------------------------------------------------------------------------------------------------------------------------------



(1)   Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.


(5)   Amount is less than 0.01%, and is included in Other expenses.

(6) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           FIXED INCOME FUNDS (TAXABLE)--FEE TABLE
------------------------------------------------------------------------------------------------------------
                                                                               FIFTH THIRD SHORT
                                                                                 TERM BOND FUND
------------------------------------------------------------------------------------------------------------
CLASS NAME                                                                       A           C
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                              3.50%(1),(2)    None
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS                   None            None
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                   None            1.00%(3)
------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                               0.50%           0.50%
------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                                             0.25%           0.75%
------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                0.31%           0.56%
------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(4)                                              --              --
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(5)                                       1.06%           1.81%
------------------------------------------------------------------------------------------------------------



(1)   Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however. a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Calculation of Sales Charges."

(3) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.


(4)   Amount is less than 0.01%, and is included in Other expenses.

(5) The Fund's Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Short Term Bond Fund to: 0.89% for Class A shares and 1.64% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               FIXED INCOME FUNDS (MUNICIPAL)--FEE TABLE
--------------------------------------------------------------------------------------------------------------------------------
                                                                  FIFTH THIRD                      FIFTH THIRD INTERMEDIATE
                                                              MUNICIPAL BOND FUND                    MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                 A             B         C             A            B          C
--------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES         4.75%(1),(2)   None      None         3.50%(1),(2)  None       None
--------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                  None           None      None         None          None       None
--------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                              None           5.00%(3)  1.00%(4)     None          5.00%(3)   1.00%(4)
--------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                          0.55%          0.55%     0.55%        0.55%         0.55%      0.55%
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                        0.25%          1.00%     0.75%        0.25%         1.00%      0.75%
--------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                           0.58%          0.58%     0.83%        0.34%         0.34%      0.59%
--------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(5)                         --             --        --           --            --         --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)                  1.38%          2.13%     2.13%        1.14%         1.89%(7)   1.89%
--------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              FIXED INCOME FUNDS (MUNICIPAL)--FEE TABLE
--------------------------------------------------------------------------------------------------------------------------------
                                                               FIFTH THIRD OHIO                      FIFTH THIRD MICHIGAN
                                                              MUNICIPAL BOND FUND                    MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                  A             B        C            A             B          C
--------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES         4.75%(1),(2)   None      None         4.75%(1),(2)  None       None
--------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                  None           None      None         None          None       None
--------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                              None           5.00%(3)  1.00%(4)     None          5.00%(3)   1.00%(4)
--------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                          0.55%          0.55%     0.55%        0.45%         0.45%      0.45%
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                        0.25%          1.00%     0.75%        0.25%         1.00%      0.75%
--------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                           0.38%          0.38%     0.63%        0.53%         0.53%      0.78%
--------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(5)                         --             --        --           --            --         --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.18%(6)       1.93%(6)  1.93%(6)     1.23%         1.98%      1.98%
--------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(8)                 --             --        --         0.30%         0.30%      0.30%
--------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                               --             --        --         0.93%(9)      1.68%      1.68%
--------------------------------------------------------------------------------------------------------------------------------



(1)   Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.


(5)   Amount is less than 0.01%, and is included in Other expenses.

(6) The Fund's Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Municipal Bond Fund to: 0.86% for Class A shares, 1.61% for Class B shares and 1.61% for Class C shares; for the Intermediate Municipal Bond Fund to 0.90% for Class A shares, 1.65% for Class B shares and 1.65% for Class C shares; and for the Ohio Municipal Bond Fund to: 1.04% for Class A shares, 1.79% for Class B shares and 1.79% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.

(7) The Fund's Distributor has voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Intermediate Municipal Bond Fund to 0.92% for Class B shares. These waivers and/or expense reimbursements may be discontinued at any time.

(8) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

(9) The Fund's Distributor has voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Michigan Municipal Bond Fund to 0.83% for Class A shares. This waiver and/or expense reimbursement may be discontinued at any time.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              MONEY MARKET FUNDS--FEE TABLE
-------------------------------------------------------------------------------------------------------------------
                                                              FIFTH THIRD              FIFTH THIRD     FIFTH THIRD
                                                                 PRIME                  MICHIGAN       MUNICIPAL
                                                                 MONEY               MUNICIPAL MONEY     MONEY
                                                              MARKET FUND              MARKET FUND     MARKET FUND
-------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                A       B        C              A               A
-------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED
   ON PURCHASES                                         None    None      None           None            None
-------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED
   ON REINVESTED DIVIDENDS                              None    None      None           None            None
-------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                             None    5.00%(1)  1.00%(2)       None            None
-------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                         0.40%   0.40%     0.40%          0.40%           0.50%
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                       0.25%   1.00%     0.75%          0.25%           0.25%
-------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                          0.26%   0.26%     0.51%          0.27%           0.29%
-------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(3)                        --      --        --             --              --
-------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
   OPERATING EXPENSES                                   0.91%   1.66%     1.66%          0.92%           1.04%
-------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR
   EXPENSE REIMBURSEMENT(4)                             0.12%   0.12%     0.12%          0.13%           0.58%
-------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                            0.79%   1.54%     1.54%          0.79%(5)        0.46%
-------------------------------------------------------------------------------------------------------------------



(1) 5% the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter.

(2) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.


(3)   Amount is less than 0.01%, and is included in Other expenses.

(4) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Funds if it would result in the Funds exceeding the expense limitation described herein.

(5) The Funds' Distributor has voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Michigan Municipal Money Market Fund to 0.70% for Class A shares. These waivers and/or expense reimbursements may be discontinued at any time.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.



US EQUITY FUNDS (GROWTH)
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD SMALL CAP GROWTH FUND                            1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $627              $894            $1,182             $2,000
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $709              $946            $1,309             $2,198
     Assuming no Redemption                                   $209              $646            $1,109             $2,198
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $309              $646            $1,109             $2,391
     Assuming no Redemption                                   $209              $646            $1,109             $2,391
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MID CAP GROWTH FUND                              1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $630              $905            $1,201             $2,041
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $712              $957            $1,328             $2,239
     Assuming no Redemption                                   $212              $657            $1,128             $2,239
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $312              $657            $1,128             $2,431
     Assuming no Redemption                                   $212              $657            $1,128             $2,431
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD QUALITY GROWTH FUND                              1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $627              $904            $1,203             $2,049
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $709              $956            $1,329             $2,245
     Assuming no Redemption                                   $209              $656            $1,129             $2,245
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $309              $656            $1,129             $2,437
     Assuming no Redemption                                   $209              $656            $1,129             $2,437
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD DIVIDEND GROWTH FUND                             1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $595             $987             $1,403             $2,559
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $676            $1,040            $1,531             $2,751
     Assuming no Redemption                                   $176             $740             $1,331             $2,751
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $276             $740             $1,331             $2,933
     Assuming no Redemption                                   $176             $740             $1,331             $2,933
--------------------------------------------------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE)
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICRO CAP VALUE FUND                             1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $672             $1,032           $1,416             $2,489
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $756             $1,087           $1,545             $2,681
     Assuming no Redemption                                   $256              $787            $1,345             $2,681
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $356              $787            $1,345             $2,864
     Assuming no Redemption                                   $256              $787            $1,345             $2,864
--------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------



US EQUITY FUNDS (VALUE) (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD SMALL CAP VALUE FUND                             1 YEAR           3 YEARS         5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $645              $950            $1,277             $2,201
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $728             $1,003           $1,404             $2,395
     Assuming no Redemption                                   $228              $703            $1,204             $2,395
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $328              $703            $1,204             $2,583
     Assuming no Redemption                                   $228              $703            $1,204             $2,583
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD ALL CAP VALUE FUND                               1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $532              $902            $1,296             $2,396
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $610              $953            $1,423             $2,589
     Assuming no Redemption                                   $110              $653            $1,223             $2,589
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $210              $653            $1,223             $2,776
     Assuming no Redemption                                   $110              $653            $1,223             $2,776
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND                 1 YEAR           3 YEARS         5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $622              $893            $1,185             $2,015
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $704              $945            $1,312             $2,213
     Assuming no Redemption                                   $204              $645            $1,112             $2,213
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $304              $645            $1,112             $2,405
     Assuming no Redemption                                   $204              $645            $1,112             $2,405
--------------------------------------------------------------------------------------------------------------------------

STRUCTURED PRODUCTS (QUANTITATIVE)
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND                   1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $638              $951            $1,287             $2,234
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $721            $1,005            $1,416             $2,430
     Assuming no Redemption                                   $221              $705            $1,216             $2,430
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $321              $705            $1,216             $2,619
     Assuming no Redemption                                   $221              $705            $1,216             $2,619
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD EQUITY INDEX FUND                                1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $543              $721            $914               $1,472
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $621              $767           $1,037              $1,675
     Assuming no Redemption                                   $121              $467            $837               $1,675
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $221              $467            $837               $1,877
     Assuming no Redemption                                   $121              $467            $837               $1,877
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INTERNATIONAL EQUITY FUND                        1 YEAR           3 YEARS         5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $641              $973            $1,327             $2,323
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $724              $1026           $1,455             $2,516
     Assuming no Redemption                                   $224              $726            $1,255             $2,516
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $324              $726            $1,255             $2,703
     Assuming no Redemption                                   $224              $726            $1,255             $2,703
--------------------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------



SPECIALTY STRATEGY
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD STRATEGIC INCOME FUND                            1 YEAR           3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $617            $1,069            $1,546             $2,861
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $699            $1,125            $1,677             $3,049
     Assuming no Redemption                                   $199             $825             $1,477             $3,049
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $299             $825             $1,477             $3,227
     Assuming no Redemption                                   $199             $825             $1,477             $3,227
--------------------------------------------------------------------------------------------------------------------------

SPECIALTY-ASSET ALLOCATION STRATEGIES
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD FUNDS LIFEMODEL AGGRESSIVE FUND SM               1 YEAR           3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $532             $902             $1,296             $2,396
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $610             $953             $1,423             $2,589
     Assuming no Redemption                                   $110             $653             $1,223             $2,589
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $210             $653             $1,223             $2,776
     Assuming no Redemption                                   $110             $653             $1,223             $2,776
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD FUNDS LIFEMODEL MODERATELY AGGRESSIVE FUND SM    1 YEAR           3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $532             $884             $1,258             $2,309
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $610             $934             $1,385             $2,503
     Assuming no Redemption                                   $110             $634             $1,185             $2,503
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $210             $634             $1,185             $2,691
     Assuming no Redemption                                   $110             $634             $1,185             $2,691
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD FUNDS LIFEMODEL MODERATE FUND SM                 1 YEAR           3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $532             $861             $1,213             $2,202
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $610             $911             $1,340             $2,399
     Assuming no Redemption                                   $110             $611             $1,140             $2,399
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $210             $611             $1,140             $2,588
     Assuming no Redemption                                   $110             $611             $1,140             $2,588
--------------------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------



SPECIALTY-ASSET ALLOCATION STRATEGIES (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD FUNDS LIFEMODEL MODERATELY CONSERVATIVE FUND SM  1 YEAR           3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $532             $873             $1,237             $2,259
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $610             $924             $1,365             $2,457
     Assuming no Redemption                                   $110             $624             $1,165             $2,457
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $210             $624             $1,165             $2,644
     Assuming no Redemption                                   $110             $624             $1,165             $2,644
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD FUNDS LIFEMODEL CONSERVATIVE FUND SM             1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $532             $877             $1,245             $2,280
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $610             $928             $1,373             $2,475
     Assuming no Redemption                                   $110             $628             $1,173             $2,475
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $210             $628             $1,173             $2,662
     Assuming no Redemption                                   $110             $628             $1,173             $2,662
--------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD HIGH YIELD BOND FUND                             1 YEAR           3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $571             $858             $1,167             $2,042
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $677             $934             $1,317             $2,260
     Assuming no Redemption                                   $177             $634             $1,117             $2,260
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $277             $634             $1,117             $2,451
     Assuming no Redemption                                   $177             $634             $1,117             $2,451
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD TOTAL RETURN BOND FUND                           1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $565             $806             $1,065             $1,807
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $671             $880             $1,215             $2,028
     Assuming no Redemption                                   $171             $580             $1,015             $2,028
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $271             $580             $1,015             $2,224
     Assuming no Redemption                                   $171             $580             $1,015             $2,224
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD SHORT TERM BOND FUND                             1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $454             $675             $914              $1600
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $284             $570             $981              $2,127
     Assuming no Redemption                                   $184             $570             $981              $2,127
--------------------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------



FIXED INCOME FUNDS (MUNICIPAL)
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL BOND FUND                              1 YEAR           3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $609             $892             $1,195             $2,055
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $716             $967             $1,344             $2,271
     Assuming no Redemption                                   $216             $667             $1,144             $2,271
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $316             $667             $1,144             $2,462
     Assuming no Redemption                                   $216             $667             $1,144             $2,462
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND                 1 YEAR           3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $462             $699             $955               $1,688
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $692             $894             $1,221             $2,016
     Assuming no Redemption                                   $192             $594             $1,021             $2,016
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $292             $594             $1,021             $2,212
     Assuming no Redemption                                   $192             $594             $1,021             $2,212
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD OHIO MUNICIPAL BOND FUND                         1 YEAR           3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $590             $832             $1,093             $1,839
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $696             $906             $1,242             $2,059
     Assuming no Redemption                                   $196             $606             $1,042             $2,059
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $296             $606             $1,042             $2,254
     Assuming no Redemption                                   $196             $606             $1,042             $2,254
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND                     1 YEAR           3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                             $565             $818             $1,091             $1,867
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $671             $893             $1,240             $2,087
     Assuming no Redemption                                   $171             $593             $1,040             $2,087
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $271             $593             $1,040             $2,282
     Assuming no Redemption                                   $171             $593             $1,040             $2,282
--------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUNDS
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD PRIME MONEY MARKET FUND                          1 YEAR           3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                              $81             $279             $493              $1,109
--------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
     Assuming Redemption                                      $657             $812            $1,091             $1,756
     Assuming no Redemption                                   $157             $512             $891              $1,756
--------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
     Assuming Redemption                                      $257             $512             $891              $1,956
     Assuming no Redemption                                   $157             $512             $891              $1,956
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICHIGAN MUNICIPAL MONEY MARKET FUND             1 YEAR           3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                              $81             $281             $497              $1,119
--------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL MONEY MARKET FUND                      1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                              $47             $273             $518              $1,220
--------------------------------------------------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICIES
--------------------------------------------------------------------------------


To comply with SEC rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each Fund's policy is described in its summary description under the heading "Principal Investment Strategies." A Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.


INVESTMENT PRACTICES
--------------------------------------------------------------------------------


Each Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that each Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor or Subadvisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------



                                                                            Delayed
                                          Asset-                            Delivery                   Foreign      Guaranteed
                                          Backed     Common   Convertible    /When-                    Currency     Investment
                                        Securities   Stock    Securities    Issueds    Derivatives   Transactions   Contracts
US EQUITY FUNDS GROWTH
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                     X          X          X            X            X                            X
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                       X          X          X            X            X                            X
--------------------------------------------------------------------------------------------------------------------------------
Quality Growth Fund                       X          X          X            X            X                            X
--------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund                      X          X          X            X            X                            X
--------------------------------------------------------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE)
--------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Fund                      X          X          X            X            X                            X
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                      X          X          X            X            X                            X
--------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                        X          X          X            X            X
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Fund          X          X          X            X            X                            X
--------------------------------------------------------------------------------------------------------------------------------

STRUCTURED PRODUCTS (QUANTITATIVE)
--------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Fund            X          X          X            X            X              X             X
--------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                    X                       X            X
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                 X          X          X            X            X              X             X
--------------------------------------------------------------------------------------------------------------------------------

SPECIALTY-ASSET ALLOCATION STRATEGIES
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive Fund SM
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive Fund SM
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate Fund SM
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative Fund SM
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative Fund SM
--------------------------------------------------------------------------------------------------------------------------------

SPECIALTY STRATEGY
--------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                     X          X          X            X            X              X             X
--------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)
--------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                      X                     X            X            X              X             X
--------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                    X                     X            X            X              X             X
--------------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                      X                     X            X            X              X             X
--------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (MUNICIPAL)
--------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                       X                     X            X            X                            X
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Fund          X                     X            X            X                            X
--------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                  X                     X            X            X                            X
--------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund              X                     X            X            X                            X
--------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME-MONEY MARKET FUNDS
--------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                   X                                  X            X                            X
--------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Money Market Fund      X                                  X            X
--------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund               X                                  X            X
--------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund           X                                  X            X                            X
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                              X            X
--------------------------------------------------------------------------------------------------------------------------------

                                           High-Yield
                                           /High-Risk                Investment   Investment
                                              Debt       Illiquid     Company       Grade           Loan
                                           Securities   Securities   Securities     Bonds      Participations
US EQUITY FUNDS GROWTH
----------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                        X             X           X            X              X
----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                          X             X           X            X              X
----------------------------------------------------------------------------------------------------------------
Quality Growth Fund                                        X           X            X              X
----------------------------------------------------------------------------------------------------------------
Dividend Growth Fund                         X             X           X            X              X
----------------------------------------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE)
----------------------------------------------------------------------------------------------------------------
Micro Cap Value Fund                         X             X           X            X              X
----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                         X             X           X            X              X
----------------------------------------------------------------------------------------------------------------
All Cap Value Fund                           X             X           X            X
----------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Fund             X             X           X            X              X
----------------------------------------------------------------------------------------------------------------

STRUCTURED PRODUCTS (QUANTITATIVE)
----------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Fund               X             X           X            X              X
----------------------------------------------------------------------------------------------------------------
Equity Index Fund                                          X           X
----------------------------------------------------------------------------------------------------------------
International Equity Fund                    X             X           X            X              X
----------------------------------------------------------------------------------------------------------------

SPECIALTY-ASSET ALLOCATION STRATEGIES
----------------------------------------------------------------------------------------------------------------
LifeModel Aggressive Fund SM                                           X
----------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive Fund SM                                X
----------------------------------------------------------------------------------------------------------------
LifeModel Moderate Fund SM                                             X
----------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative Fund SM                              X
----------------------------------------------------------------------------------------------------------------
LifeModel Conservative Fund SM                                         X
----------------------------------------------------------------------------------------------------------------

SPECIALTY STRATEGY
----------------------------------------------------------------------------------------------------------------
Strategic Income Fund                        X             X           X            X              X
----------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)
----------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                         X             X           X            X              X
----------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                       X             X           X            X              X
----------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                         X             X           X            X              X
----------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (MUNICIPAL)
----------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                                        X           X            X              X
----------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Fund                           X           X            X              X
----------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                                   X           X            X              X
----------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                               X           X            X              X
----------------------------------------------------------------------------------------------------------------

FIXED INCOME-MONEY MARKET FUNDS
----------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                                    X           X            X              X
----------------------------------------------------------------------------------------------------------------
Michigan Municipal Money Market Fund                       X           X            X              X
----------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                                X           X            X              X
----------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                            X           X            X              X
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                        X
----------------------------------------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------



                                                                                                 Non-U.S.               Real Estate
                                              Money       Mortgage-    Mortgage                   Traded                Investment
                                              Market       Backed       Dollar     Municipal     Foreign    Preferred     Trusts
                                           Instruments   Securities     Rolls      Securities   Securities    Stocks      (REITs)
US EQUITY FUNDS GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                         X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                           X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
Quality Growth Fund                           X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund                          X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE)
-----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Fund                          X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                          X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                            X            X                                      X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Fund              X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------

STRUCTURED PRODUCTS (QUANTITATIVE)
-----------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Fund                X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                             X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                     X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------

SPECIALTY-ASSET ALLOCATION STRATEGIES
-----------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive Fund SM                  X
-----------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive Fund SM       X
-----------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate Fund SM                    X
-----------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative Fund SM     X
-----------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative Fund SM                X
-----------------------------------------------------------------------------------------------------------------------------------

SPECIALTY STRATEGY
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                         X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                          X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                        X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                          X            X            X             X           X            X           X
-----------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (MUNICIPAL)
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                           X            X            X             X
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Fund              X            X            X             X
-----------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                      X            X            X             X
-----------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                  X            X            X             X
-----------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME-MONEY MARKET FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                       X            X                          X
-----------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Money Market Fund          X            X                          X
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                   X            X                          X
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund               X            X                          X
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund               X
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       Small
                                                               Reverse                    Short-        and
                                                 Restricted   Repurchase    Securities     Term      Micro Cap    Stripped
                                                 Securities   Agreements     Lending      Trading    Equities    Obligations
US EQUITY FUNDS GROWTH
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                               X           X             X            X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                 X           X             X            X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Quality Growth Fund                                 X           X             X            X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund                                X           X             X            X           X           X
-----------------------------------------------------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE)
-----------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Fund                                X           X             X            X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                X           X             X            X           X           X
-----------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                                  X           X             X            X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Fund                    X           X             X            X           X           X
-----------------------------------------------------------------------------------------------------------------------------

STRUCTURED PRODUCTS (QUANTITATIVE)
-----------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Fund                      X           X             X            X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                   X           X             X            X           X           X
-----------------------------------------------------------------------------------------------------------------------------
International Equity Fund                           X           X             X            X           X           X
-----------------------------------------------------------------------------------------------------------------------------

SPECIALTY-ASSET ALLOCATION STRATEGIES
-----------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive Fund SM                                                  X
-----------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive Fund SM                                       X
-----------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate Fund SM                                                    X
-----------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative Fund SM                                     X
-----------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative Fund SM                                                X
-----------------------------------------------------------------------------------------------------------------------------

SPECIALTY STRATEGY
-----------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                               X           X             X            X           X           X
-----------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)
-----------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                                X           X             X            X                       X
-----------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                              X           X             X            X                       X
-----------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                                X           X             X            X                       X
-----------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (MUNICIPAL)
-----------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                                 X           X             X            X                       X
-----------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Fund                    X           X             X            X                       X
-----------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                            X           X             X            X                       X
-----------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                        X           X             X            X                       X
-----------------------------------------------------------------------------------------------------------------------------

FIXED INCOME-MONEY MARKET FUNDS
-----------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                             X           X             X            X                       X
-----------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Money Market Fund                X           X             X            X                       X
-----------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                         X           X             X            X                       X
-----------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                     X           X             X            X                       X
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                                            X                       X
-----------------------------------------------------------------------------------------------------------------------------

                                                 U.S.         U.S.
                                              Government     Traded         U.S.        Variable and                 Zero-Coupon
                                                Agency      Foreign       Treasury      Floating Rate                   Debt
                                              Securities   Securities    Obligations     Instruments     Warrants    Obligations
US EQUITY FUNDS GROWTH
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                           X            X             X                X              X             X
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                             X            X             X                X              X             X
----------------------------------------------------------------------------------------------------------------------------------
Quality Growth Fund                             X            X             X                X              X             X
----------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund                            X            X             X                X              X             X
----------------------------------------------------------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE)
----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Fund                            X            X             X                X              X             X
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                            X            X             X                X              X             X
----------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                              X            X             X                X              X             X
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Fund                X            X             X                X              X             X
----------------------------------------------------------------------------------------------------------------------------------

STRUCTURED PRODUCTS (QUANTITATIVE)
----------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Fund                  X            X             X                X              X             X
----------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                               X            X             X                X              X             X
----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                       X            X             X                X              X             X
----------------------------------------------------------------------------------------------------------------------------------

SPECIALTY-ASSET ALLOCATION STRATEGIES
----------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive Fund SM
----------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive Fund SM
----------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate Fund SM
----------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative Fund SM
----------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative Fund SM
----------------------------------------------------------------------------------------------------------------------------------

SPECIALTY STRATEGY
----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                           X            X             X                X              X             X
----------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)
----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                            X            X             X                X                            X
----------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                          X            X             X                X                            X
----------------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                            X            X             X                X                            X
----------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (MUNICIPAL)
----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                             X            X             X                X                            X
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Fund                X            X             X                X                            X
----------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                        X            X             X                X                            X
----------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                    X            X             X                X                            X
----------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME-MONEY MARKET FUNDS
----------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                         X            X             X                X                            X
----------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Money Market Fund            X                          X                X                            X
----------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                     X                          X                X                            X
----------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                 X            X             X                X                            X
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                 X                          X                                             X
----------------------------------------------------------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans.

COMMON STOCK: Shares of ownership of a company.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

      CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Money Market Funds, Dividend Growth Fund, Intermediate Municipal Bond Fund, and Ohio Municipal Bond Fund may not invest in these securities. In addition, the following Funds may only buy or sell listed put options on financial futures contracts or buy or sell listed call options or over-the-counter call options on futures contracts: Micro Cap Value Fund, All Cap Value Fund, and Strategic Income Fund.

      CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

      FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price. The Money Market Funds, Dividend Growth Fund, Intermediate Municipal Bond Fund, and Ohio Municipal Bond Fund may not invest in these.

      STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices. The Money Market Funds, Bond Funds, and Dividend Growth Fund may not invest in these.

      STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly. The Money Market Funds may not invest in these.

      SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Money Market Funds may not invest in these.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions include forward foreign currency exchange contracts, foreign currency options, and foreign currency futures transactions.

FOREIGN SECURITIES--NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

      AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

      YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

            CANADA BONDS: Issued by Canadian provinces.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

            SOVEREIGN BONDS: Issued by the government of a foreign country.

            SUPRANATIONAL BONDS: Issued by supranational entities, such as the World Bank and European Investment Bank.

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.

      BEAR FUNDS: A fund intended to increase/decrease in value inversely to the stock or equity index to which it relates. The Money Market Funds may not invest in these.

      CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis. The Money Market Funds may not invest in these.

      EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index. The Money Market Funds may not invest in these.

      LEVERAGED FUNDS: Funds that utilize leverage in an attempt to maximize gains. The Money Market Funds may not invest in these.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

      BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

      CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

      COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

      REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

      TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

      COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

      STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.

PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.

REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates that are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

WARRANTS: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

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INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk/debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.


INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk/debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

      HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that a Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

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--------------------------------------------------------------------------------

      SPECULATIVE. To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk/debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, ETFs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk/debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.


POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure,

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federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.

SHORT SALES RISK. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales "against the box," meaning the Fund may make short sales while owning or having the right to acquire, at no added cost, securities identical to those sold short. The Fund incurs transaction costs, including interest, when opening, maintaining, and closing short sales against the box. Short sales against the box protect the Fund against the risk of loss in the value of a portfolio security to the extent a decline in value of the security is offset by a corresponding gain in the short position. However, any potential gains in the value of the security would be wholly or partially offset by a corresponding loss in the short position. In addition, in implementing its principal investment strategies, the Fund may engage in short sales that are not against the box (i.e., short sales of securities that the Fund does not own) in accordance with the provisions of the 1940 Act. In order to do so, the Fund typically borrows a security from a broker in order to sell the security to a third party. This type of short sale exposes the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities it does not own, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. When making this type of short sale, the Fund must segregate liquid assets in an amount equal to the current market value of the security sold short. Short sales on securities the Fund does not own involve a form of investment leverage, and the amount of the Fund's loss on such a short sale is theoretically unlimited. Accordingly, the Fund may be subject to increased leveraging risk and other investment risks described in this section as a result of engaging in short sales of securities it does not own.

SMALLER COMPANY RISK. The risk associated with investment in companies with smaller market capitalizations. These investments may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. Small and Micro Cap Equities are subject to smaller company risk.


TAX RISK. The risk that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences for shareholders. Municipal securities are subject to tax risk.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.


INVESTMENT POLICIES OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

The following is a brief description of the principal investment policies of the Institutional Money Market Fund and the U.S. Treasury Money Market Fund, two underlying Funds of the LifeModel Funds SM whose policies are not otherwise described in this Prospectus.

INSTITUTIONAL MONEY MARKET FUND

The Fund's fundamental investment objective is current income from short-term securities consistent with the stability of principal.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will be able to do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's

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investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in repurchase agreements collateralized by the securities mentioned above.

U.S. TREASURY MONEY MARKET FUND

The Fund's fundamental investment objective is stability of principal and current income consistent with stability of principal.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, and repurchase agreements collateralized by U.S. Treasury securities, and shares of registered money market investment companies that invest exclusively in these securities.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT IN EXCHANGE-TRADED FUNDS. The Funds, except the Money Market Funds, may each invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").*

iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets, unless otherwise permitted under the Investment Company Act of 1940 or the rules thereunder. Upon meeting certain conditions, the Funds may invest their respective assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.

* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

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INVESTMENT ADVISOR AND SUBADVISORS
--------------------------------------------------------------------------------


Fifth Third Asset Management, Inc., (the "Advisor" or "FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to all Funds. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 50 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2007, Fifth Third Asset Management, Inc. had approximately $22.4 billion of assets under management, including approximately $13.0 billion of assets in the Fifth Third Funds.


A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Board of Trustees approved such contracts.


The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005, the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Funds without shareholder approval. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.

Fort Washington Investment Advisors, Inc. ("Fort Washington"), 420 East Fourth Street, Cincinnati, OH 45202-4133, serves as investment subadvisor to Fifth Third High Yield Bond Fund. As of September 30, 2007, Fort Washington, together with its wholly-owned subsidiaries, had approximately $26.8 billion of assets under management.


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The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2007 are as follows:

                                                              AS A PERCENTAGE OF
                                                              AVERAGE NET ASSETS
--------------------------------------------------------------------------------
FIFTH THIRD SMALL CAP GROWTH FUND                                   0.70%
--------------------------------------------------------------------------------
FIFTH THIRD MID CAP GROWTH FUND                                     0.80%
--------------------------------------------------------------------------------
FIFTH THIRD QUALITY GROWTH FUND                                     0.80%
--------------------------------------------------------------------------------
FIFTH THIRD DIVIDEND GROWTH FUND                                    0.60%
--------------------------------------------------------------------------------
FIFTH THIRD MICRO CAP VALUE FUND                                    1.00%
--------------------------------------------------------------------------------
FIFTH THIRD SMALL CAP VALUE FUND                                    0.90%
--------------------------------------------------------------------------------
FIFTH THIRD ALL CAP VALUE FUND                                      1.00%
--------------------------------------------------------------------------------
FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND                        0.80%
--------------------------------------------------------------------------------
FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND                          0.70%
--------------------------------------------------------------------------------
FIFTH THIRD EQUITY INDEX FUND                                       0.10%
--------------------------------------------------------------------------------
FIFTH THIRD INTERNATIONAL EQUITY FUND(1)                            1.00%
--------------------------------------------------------------------------------
FIFTH THIRD STRATEGIC INCOME FUND                                   0.80%
--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL AGGRESSIVE FUND SM                            0.03%
--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND SM                 0.03%
--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATE FUND SM                              0.03%
--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND SM               0.03%
--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL CONSERVATIVE FUND SM                          0.03%
--------------------------------------------------------------------------------
FIFTH THIRD HIGH YIELD BOND FUND(2)                                 0.70%
--------------------------------------------------------------------------------
FIFTH THIRD TOTAL RETURN BOND FUND                                  0.50%
--------------------------------------------------------------------------------
FIFTH THIRD SHORT TERM BOND FUND                                    0.40%
--------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL BOND FUND                                     0.40%
--------------------------------------------------------------------------------
FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND                        0.40%
--------------------------------------------------------------------------------
FIFTH THIRD OHIO MUNICIPAL BOND FUND                                0.55%
--------------------------------------------------------------------------------
FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND                            0.45%
--------------------------------------------------------------------------------
FIFTH THIRD PRIME MONEY MARKET FUND                                 0.40%
--------------------------------------------------------------------------------
FIFTH THIRD MICHIGAN MUNICIPAL MONEY MARKET FUND                    0.40%
--------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL MONEY MARKET FUND                             0.10%
--------------------------------------------------------------------------------

(1) The Advisor paid a portion of this fee to Morgan Stanley Investment Management Inc. ("MSIM"), the Fund's former subadvisor. The subadvisory arrangement with MSIM was terminated, effective November 28, 2007. For the current fiscal year, a portion of the management fee paid to the Advisor for the period July 31, 2007 to November 28, 2007 will be paid to MSIM in connection with its subadvisory services.

(2)   The Advisor paid a portion of this fee to the Fund's subadvisor.


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PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

FIFTH THIRD ASSET MANAGEMENT, INC.


Samrat Bhattacharya has been the portfolio manager of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND since November 2007. Mr. Bhattacharya has 10 years of experience in statistical analysis and econometric modeling. Previously, he worked as a research analyst at the Indian Council of Research on International Economic Relations from 1998-2000. In this capacity he developed models for explaining trade patterns across different countries. He is in the final stages of completing his PhD in Economics at The Ohio State University where he specializes in econometric modeling. He has a M.S. and Master of Philosophy (M.
Phil) in Economics. Mr. Bhattacharya is a member of American Finance Association and American Economic Association.

Scott A. Billeadeau has been the portfolio manager of the FIFTH THIRD MID CAP GROWTH FUND since June 2003 and of the FIFTH THIRD SMALL CAP GROWTH FUND since February 2005 and of the FIFTH THIRD LIFEMODEL FUNDSSM since September 2007. A Chartered Financial Analyst, Mr. Billeadeau graduated from Princeton University with a degree in Economics. He started his career at IDS/American Express (now Ameriprise) in 1985 as a statistical project analyst. In 1991, he joined Pacific Century Advisers, a subsidiary of Security Pacific Bank (which was subsequently acquired by Bank of America) as a portfolio manager and analyst. In 1994, he assumed management responsibilities for all small- and mid-cap assets for Bank of America. Mr. Billeadeau joined Nation's Bank's subsidiary, Tradestreet Investment Associates, Inc., in 1997, where he was the Director and Senior Portfolio Manager responsible for the mid-cap and small-cap growth strategies. Mr. Billeadeau joined Investment Advisers, Inc. in July of 1999 and became a principal of Paladin Investment Associates, LLC upon its launch on December 1, 2000. At Paladin, Mr. Billeadeau was a Senior Portfolio Manager of small, small-to-mid cap and mid-cap growth strategies. Additionally, in 2000, Scott was elected to the Board of Directors of FactSet Research Systems, a NYSE listed company, where he serves as Chairman of the audit committee. Mr. Billeadeau has 21 years of investment experience.

John L. Cassady III has been the portfolio manager of the FIFTH THIRD TOTAL RETURN BOND FUND since October 2001 and of the FIFTH THIRD SHORT TERM BOND FUND since November 2007. Mr. Cassady is a Senior Portfolio Manager - Taxable Fixed Income for Fifth Third Asset Management, Inc. Prior to joining Fifth Third Asset Management, Inc.'s predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over 19 years of investment experience, including thirteen years of fixed income portfolio management experience. He earned his BS in Industrial Management from the Georgia Institute of Technology.

Mark Demos has been the portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND since November 2007. A Chartered Financial Analyst, Mr. Demos graduated from Lee University, with honors, with a Bachelor of Science degree in Business Administration. He joined Fifth Third Asset Management, Inc. in 1999 as an Analyst, covering the Technology, Energy and Industrial sectors. In the 4th quarter of 2006, he joined the Large Cap Strategies team as a Portfolio Manager. Prior to joining the Advisor, he worked for the Ohio Company as an Analyst. Mr. Demos has 10 years of investment experience and is a member of the Cincinnati Society of Financial Analysts.

Amy Denn has been a portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND since November 2006. Ms. Denn joined Fifth Third Asset Management in March 2003 as Portfolio Manager of Core Strategies. Prior to joining FTAM, she spent thirteen years with Minneapolis-based Investment Advisers, Inc., and then over three years as a portfolio manager with Paladin Investment Associates. Ms. Denn graduated from Minnesota State University, Mankato in 1987 with a BS degree in Business Administration, majoring in Accounting and Finance. Ms. Denn has 10 years of investment experience.

Jon Fisher has been a portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND since September 2007. Mr. Fisher is a Portfolio Manager of Core Strategies. Prior to joining FTAM in 2000, he worked for seven years at PNC as a Portfolio Manager and Equity Analyst and subsequently worked for two years at Dain Bosworth as an Equity Analyst. In January 2000, Mr. Fisher joined FTAM as a healthcare analyst supporting their growth products. In 2002, he was promoted to Director of Research and in 2003 was named co-Portfolio Manager of the Small Cap Growth Strategy. In January 2005, Mr. Fisher became Portfolio Manager of FTAM's Active Core and Active Growth products. Mr. Fisher has taught courses in Economics and Basic Investments for the Cincinnati Chapter of the American Institute of Bankers, has served as President for the Cincinnati Society of Financial Analysts, and has over 17 years of investment experience. Mr. Fisher graduated from the University of Iowa with a BS degree in Business Administration, majoring in Finance and earned his MBA from the University of Chicago. He earned the Chartered Financial Analyst designation in 1996.


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Martin E. Hargrave has been the portfolio manager of the FIFTH THIRD MID CAP
GROWTH FUND since February 2005 and of the FIFTH THIRD SMALL CAP GROWTH FUND since August 2006. A Chartered Financial Analyst, Mr. Hargrave graduated from the University of Southern California with a Bachelor of Science degree, followed by a Master's degree in Finance from the Anderson School at the University of California, Los Angeles. In 1991, Mr. Hargrave joined Sunkist Growers, Inc. where he was responsible for managing the employee benefits investments, banking relationships and cash management operations. Mr. Hargrave joined Investment Advisers, Inc. in 1996 as an institutional client service representative and in August 2000 he joined their small/mid cap team as a portfolio manager. Mr. Hargrave joined Fifth Third in 2003 as a Portfolio Manager of Small, Small-to-Mid, and Mid Cap Growth Strategies. Mr. Hargrave has 16 years of investment experience.

John P. Hoeting has been the portfolio manager of the Fifth Third taxable money market funds since February 2000 and the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since April 2004. Prior to joining Fifth Third Asset Management, Inc. in February 2000, he spent nearly 3 years as a research analyst and money market portfolio manager with Ft. Washington Investment Advisors and its predecessor, Countrywide Investments. Mr. Hoeting has over 15 years of experience as a research analyst and portfolio manager. Mr. Hoeting earned a BS in Finance from the University of Dayton and earned the Chartered Financial Analyst designation in 1997.

Eric J. Holmes has been the portfolio manager of the FIFTH THIRD MICRO CAP VALUE FUND since April 2005. Mr. Holmes is the Director of Micro Cap Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third in February 2003, Mr. Holmes accumulated over eight years of experience as an equity analyst for Manning & Napier Advisors and Victory Capital Management. Mr. Holmes received his undergraduate degree in Economics from the State University of New York at Geneseo and his MBA in Finance from Rochester Institute of Technology. He earned the Chartered Financial Analyst designation in 1998.

Peter M. Klein has been the portfolio manager of the FIFTH THIRD ALL CAP VALUE FUND since January 2003. Mr. Klein is a Senior Portfolio Manager of Value Strategies for Fifth Third Asset Management, Inc. He spent seven years as an individual and institutional portfolio manager and an equity analyst with Gelfand/Maxus Asset Management, which, prior to its merger with Fifth Third Asset Management, Inc., was a subsidiary of Maxus Investment Group. He has over 24 years of experience managing personal, corporate, endowment and Taft-Hartley portfolios. Mr. Klein received his undergraduate degree in Philosophy magna cum laude from John Carroll University and his MBA in Finance from Cleveland State University. He holds the Chartered Financial Analyst designation as well as a Series-7 General Securities Representative license. In addition, he has served as President and Program Chairman for the CFA Society of Cleveland.

Mark Koenig has been the portfolio manager of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND, of the FIFTH THIRD EQUITY INDEX FUND since February 2005 and of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. He is the Managing Director of Quantitative Strategies for Fifth Third Asset Management, Inc. He has nine years of investment experience and served as the Director of Quantitative Analysis at the National City Investment Management Co. from 1999 - 2004. In this capacity he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995 - 1998, Mr. Koenig was a quantitative analyst with National City Bank, where he was responsible for developing risk analytics to support the bank's fixed-income desk. Previously, he spent ten years as a research engineer at Draper Laboratory, where he specialized in developing guidance, navigation, and control algorithms for spacecraft, aircraft, and underwater vehicles. Mr. Koenig has an M.S. in Computational Finance from Carnegie Mellon University, an M.S. in Electrical Engineering from the University of Arizona, and a B.S. in Aerospace Engineering from the University of Cincinnati. He is a member of the American Finance Association. He earned the Chartered Financial Analyst designation in 2003.



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Joseph W. Kremer has been the portfolio manager of the FIFTH THIRD SMALL CAP
VALUE FUND since November 2005, and is the Director of Small Cap Value Strategies. Mr. Kremer joined Fifth Third Asset Management in November 2005 as Senior Portfolio Manager of Small Cap Value Strategies. Mr. Kremer previously spent 31 1/42 years with Evergreen Asset Management, a subsidiary of Wachovia Bank, where he was a Regional Investment Manager. Prior to that, he worked for National City for 21 1/42 years, where he was a Senior Investment Officer. He has also worked for M&I Investment Management Corporation, a subsidiary of Marshall & Ilsley Corp. and has run his own investment management firm. Before beginning his investment career, Mr. Kremer was an assistant professor of finance at the University of Notre Dame, where he taught portfolio management and investment theory courses for six years and contributed to academic journals including the Journal of Financial and Quantitative Analysis and Advances in Futures and Options Research. He has a Ph.D. in Business Administration with a major in Finance from the University of South Carolina, where his dissertation topic was the pricing of corporate warrants. His other degrees include an M.B.A. from the University of Wisconsin, a B.S. in Accounting and a B.A. in Economics, both cum laude, from the University of Delaware. Mr. Kremer earned the Charter Financial Analyst designation and is a Certified Financial Planner.


J. Jeffrey Krumpelman has been the portfolio manager of the FIFTH THIRD DIVIDEND GROWTH FUND and of the FIFTH THIRD STRATEGIC INCOME FUND since September 2005 and of the FIFTH THIRD LIFEMODEL FUNDSSM since September 2007. He joined Fifth Third Asset Management, Inc. in August 2005 as the Director of Quality Core Strategies. Previously, Mr. Krumpelman spent six years with INVESCO National Asset Management, where he was a Managing Director and Portfolio Manager and managed three products with over $10 billion in assets. Prior to that, he was a Senior Portfolio Manager for First Union National Bank, where he managed over $300 million in private assets. Mr. Krumpelman graduated from DePauw University with a B.A. in Economics and holds an M.B.A. in Finance from Northwestern University. He earned the Chartered Financial Analyst designation in 1993 and has accumulated over 15 years of investment management experience.

Peter Kwiatkowski has been the portfolio manager of the FIFTH THIRD STRATEGIC INCOME FUND since February 2005 and of the FIFTH THIRD DIVIDEND GROWTH FUND since August 2005. He is currently a Portfolio Manager of Income Strategies of Fifth Third Asset Management, Inc. He joined Fifth Third Bank's Treasury Group in August 2001 with responsibility for structured finance/securitizations, investments, balance sheet management, and economic analysis. He moved in May 2003 to Fifth Third's Income Strategies Group, where he is responsible for strategic income, dividend growth, fixed income, and alternative income/quantitative strategies. He spent over two years beginning in April 1999 with Pacific Investment Management Company LLC (PIMCO) in various functions including as a Portfolio Analyst supporting the emerging markets and mortgage strategies. Mr. Kwiatkowski's previous experience includes seven years in real estate. He graduated summa cum laude from California State University at Long Beach with a B. S. in Finance, Real Estate and Law and earned the Chartered Financial Analyst designation in 2002.

David R. Luebke has been the portfolio manager of the FIFTH THIRD MID CAP GROWTH FUND and of the FIFTH THIRD SMALL CAP GROWTH FUND since August 2006. For the four years prior to joining Fifth Third, Mr. Luebke was Vice President and Senior Equity Analyst for Harbor Capital Management and then Fortis Investments, after its acquisition of Harbor, where he was responsible for covering the technology sector for small, mid and large cap stocks. Prior to joining Fortis, Mr. Luebke was Portfolio Manager and Equity Analyst at First American Asset Management and Piper Capital Management. Mr. Luebke graduated with honors (recipient of the Wall Street Journal Achievement Award) from the University of Minnesota with a Bachelor of Science degree in Business Administration. He also has an MBA in Finance from the Carlson School of Management. A Chartered Financial Analyst, Mr. Luebke has 10 years of investment experience.

Michael J. Martin has been portfolio manager of the FIFTH THIRD MUNICIPAL BOND FUND and of the FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND since November 1997, of the FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND since January 1995, and of the FIFTH THIRD OHIO MUNICIPAL BOND FUND since October 2001. Mr. Martin is the Managing Director of Tax Exempt Fixed Income for Fifth Third Asset Management, Inc. and has over 13 years of experience as a portfolio manager with FTAM and its predecessor, Lyon Street Asset Management Company. Mr. Martin earned his Chartered Financial Analyst designation in 1993. He earned his BS in Geological Engineering, with honors, from Michigan Technological University in 1983 and his MBA from Michigan State University in 1989.



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Mary Jane Matts has been a portfolio manager of the FIFTH THIRD DISCIPLINED
LARGE CAP VALUE FUND since July 2005 and of the FIFTH THIRD ALL CAP VALUE FUND since November 2007. Prior to joining Fifth Third Asset Management, Inc. in July 2005, she spent 10 years in various functions with National City Bank. Most recently, from 2000 to 2005, she was Director of Research for the Wealth Management Group, which includes the Private Client Group and NatCity Investments, a brokerage firm. From 2001-2002, Ms. Matts served as the interim Chief Investment Officer for the Wealth Management Group. In 2003, Ms. Matts assisted in the transition of the management of the Armada value funds, while continuing to function as the Director of Research for the Wealth Management Group. Prior to that, Ms. Matts managed the Value Team on the institutional side. Before joining National City in 1995, Ms. Matts was the Director of Research at Society Asset Management, now known as Victory Capital Management. She has 20 years of investment experience. She earned a B.A. in Economics, cum laude and with honors, from Kenyon College and an M.B.A. from Case Western Reserve University. Ms. Matts earned the Chartered Financial Analyst designation in 1991.

Mirko M. Mikelic has been a portfolio manager of the FIFTH THIRD TOTAL RETURN BOND FUND since April 2005 and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2007. Mr. Mikelic joined Fifth Third Asset Management, Inc. as a Senior Analyst - Fixed Income in June 2003. Prior to joining Fifth Third, Mr. Mikelic was an international equity analyst at ReachCapital Management in Harrison, NY and wrote research reports for CCN LLC. Prior to CCN, Mr. Mikelic spent 3 years at Credit Suisse First Boston/DLJ where he was part of the Liability Management desk. Additionally, he worked in a mortgage sales capacity with many of the largest fixed income managers globally. Previous to DLJ, Mr. Mikelic spent two years with Morgan Stanley as a Fixed Income Associate on the Mortgage Research & Trading desks. Mr. Mikelic received a BA degree in Chemistry/Physics at Kalamazoo College as well as a BSEE from Wayne State University. Mr. Mikelic also completed an MA in International Political Economy/Relations and later an MBA in Analytic Finance and Accounting from the University of Chicago. In between his MA and MBA, Mr. Mikelic was a consultant for Information Resources, designing multidimensional OLAP databases.

Ted Moore has been a portfolio manager of the FIFTH THIRD SMALL CAP VALUE FUND since August 2006 and of the FIFTH THIRD MICRO CAP VALUE FUND since March 2007. Mr. Moore joined Fifth Third Asset Management, Inc. in August 2006. Mr. Moore has 11 years of investment experience and, prior to joining Fifth Third, he served as an Equity Research Analyst with National City Private Client Group for six years and a small and mid cap stock analyst for both Driehaus Capital Management and Morgan Keegan & Co. Mr. Moore earned a BA in history from Williams College, an M.B.A. in finance from Indiana University, and earned the Chartered Financial Analyst designation in 2000.

Scott Richter has been the portfolio manager of the FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND since September 2007. A Chartered Financial Analyst, Mr. Richter joined Fifth Third Asset Management, Inc.'s Large Cap Value Team in January 2007 from Mellon Financial in Cleveland. He has 11 years of portfolio management and research experience. His previous experience includes Weber, Fulton & Felman and its predecessor, Davidson Partners. Weber, Fulton & Felman was acquired by Mellon in 2002. Mr. Richter earned a B.S. in Mechanical Engineering from the University of Rochester, where he was elected to Phi Beta Kappa, and an M.B.A. from Harvard Business School.

Bill Natcher, PhD has been the portfolio manager of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. Prior to joining Fifth Third in 2007, Mr. Natcher established and led the Mortgage Research Department at the National City Corporation. He was responsible for developing proprietary prepayment models for prime and subprime mortgage products. Prior to that he served as Senior Economist for National City where he developed forecasting models for mortgage production, loan charge-offs and core deposits. He has 14 years of investment management and economic experience and spent 6 years in academic research. Mr. Natcher earned a B.A. in Economics from Grove City College, an M.S. in Resource and Applied Economics from the University of Alaska and a Ph.D. in Applied Economics from Penn State University.

Mitchell L. Stapley has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since November 1996, of the FIFTH THIRD TOTAL RETURN BOND FUND since March 1995, of the FIFTH THIRD HIGH YIELD BOND FUND since November 2005, of the portfolio manager of the FIFTH THIRD LIFEMODEL FUNDSSM since August 2006 and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2007. Mr. Stapley, Chief Fixed Income Officer for Fifth Third Asset Management, Inc., is responsible for all fixed income management and trading. Mr. Stapley has been with Fifth Third since December 1988 and has over 23 years of portfolio management experience. Prior to joining Fifth Third, Mr. Stapley was Manager of Short Term Investments/Foreign Exchange Exposure at Navistar International Corporation in Chicago, where he was responsible for both investment strategy and implementation and foreign exchange hedging and trading. Prior to joining Navistar, Mr. Stapley served as a Portfolio Manager for William Wrigley Jr. Company in Chicago. He earned the Chartered Financial Analyst designation in 1994 and received his BS degree in Economics and Political Science, with honors, from Albion College in 1981. Mr. Stapley is a member of the Detroit Bond Club.



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Jason Schwartz has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND
FUND and of the FIFTH THIRD TOTAL RETURN BOND FUND since November 2007. A Chartered Financial Analyst, Mr. Schwartz joined Fifth Third Asset Management, Inc. in 2002 and has 5 years of investment experience. He is a member of the Cincinnati Society of Financial Analysts. Mr. Schwartz earned a B.S. in Finance from the University of Kentucky.

Zhiqiang Sun, PhD, has been the portfolio manager of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. Mr. Sun has more than 7 years of statistical analysis, banking and investment experience. He specializes in statistical analysis, optimization, risk management and asset pricing. Prior to joining Fifth Third, he worked as a senior risk analyst in the National City risk management department where his responsibilities included analyzing the bank's balance sheet exposure to market and credit risk. For the National City Investment Company, Zhiqiang worked as a senior portfolio analyst. In this capacity, he developed models for investment style selection and optimization. Also at National City, he served as a senior business analyst in the consumer and small business division in which he helped to create forecasting and valuation models, in addition to conducting price sensitivity and optimization analysis. Mr. Sun has a PhD in operations research (finance concentration) from Case Western Reserve University. He also holds an MS in applied mathematics from East China University of Science and Technology, and a BS in statistics from Fudan University.

Jill A. Thompson has been the portfolio manager of the FIFTH THIRD SMALL CAP GROWTH FUND since July 2005, and of the FIFTH THIRD MID CAP GROWTH FUND since August 2006. Ms. Thompson joined Fifth Third Asset Management in March 2005 as Portfolio Manager on the firm's small and mid cap growth products. Before joining Fifth Third, Ms. Thompson served as co-portfolio manager of KB Growth Advisors' small cap growth product for five years. Prior to that, she was with US Bancorp Piper Jaffray for ten years, where she served as co-portfolio manager of US Bancorp Asset Management/Piper Capital Management's small and mid cap growth products. A Chartered Financial Analyst, Ms. Thompson graduated from St. Cloud State University with a Bachelor of Science in Finance. Ms. Thompson has 18 years of investment experience.

Michael P. Wayton has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND, of the FIFTH THIRD STRUCTURED LARGE CAP PLUS Fund since February 2005. Mr. Wayton is a Portfolio Manager of Quantitative Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third in December 2004, he spent 41 1/42 years as a quantitative analyst for the National City Investment Management Company where he was responsible for the management of the firm's passive assets and the development of quantitative equity models. Prior to that he spent 11 1/42 years in National City's personal trust department. Mr. Wayton earned the Chartered Financial Analyst designation in 2005. Mr. Wayton earned a BSBA in finance from The Ohio State University.

E. Keith Wirtz has been the portfolio manager of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2003, and of the FIFTH THIRD LIFEMODEL FUNDS(SM) since August 2006. Mr. Wirtz joined Fifth Third Asset Management, Inc. as the President and Chief Investment Officer and Fifth Third Bank as the Chief Investment Officer in March 2003. From 2000 through March 2003, Mr. Wirtz was the President and Chief Executive Officer of Paladin Investment Associates, LLC, an investment management firm. From 1999 to 2000, Mr. Wirtz was the President and Chief Executive Officer of Investment Advisers, Inc., an investment management subsidiary of Lloyds TSB. From 1981 to 1999, Mr. Wirtz held a variety of investment management positions at Bank of America Corp.

David L. Withrow has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since May 2002 and of the FIFTH THIRD TOTAL RETURN BOND FUND and the FIFTH THIRD STRATEGIC INCOME FUND as of November 2007. He joined Fifth Third Bank's Investment Advisors Division in 1999 as a senior fixed income portfolio manager for actively managed institutional accounts. Prior to joining Fifth Third, he spent over 10 years as a fixed income portfolio manager with Prime Capital Management. Mr. Withrow graduated from Anderson University and earned a BA in Economics. Mr. Withrow earned his Chartered Financial Analyst designation in 1993.

Patricia Younker has been a portfolio manager of the Fifth Third municipal money market funds since October 2001, of the FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND, the FIFTH THIRD MUNICIPAL BOND FUND, the FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND and the FIFTH THIRD OHIO MUNICIPAL BOND FUND since November 2006. Ms. Younker has been a Senior Portfolio Manager for Fifth Third Asset Management, Inc. Ms. Younker has 21 years of experience within the investment department of FTAM and its predecessor, Lyon Street Asset Management Company. Ms. Younker graduated from Davenport University with a B.S. in Business Administration.



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FORT WASHINGTON INVESTMENT ADVISORS, INC.

J. Kevin Seagraves is a Chartered Financial Analyst and has served as portfolio manager of the FIFTH THIRD HIGH YIELD BOND FUND since its inception in November, 2005. Mr. Seagraves has served as a Senior Credit Analyst for Fixed Income and Credit Research at Fort Washington since 2003. From 1998-2003, Mr. Seagraves was a Senior Analyst at Summit Investment Partners. From 1996-1998, Mr. Seagraves was a Credit Team Leader and Credit Analyst at National City Bank. Mr. Seagraves earned a BS in Finance from Miami University.

Brendan M. White is a Chartered Financial Analyst and has served as portfolio manager of the FIFTH THIRD HIGH YIELD BOND FUND since its inception in November, 2005. Mr. White is currently a Managing Director and Senior Portfolio Manager of Fort Washington and was previously a Vice President and Senior Portfolio Manager of Fort Washington. He has worked for Fort Washington since 1993 and has over 15 years of fixed-income management experience. Mr. White holds an MBA from Xavier University and a BS in Finance from The Ohio State University.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of the policies and procedures is provided in the Statement of Additional Information. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.



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PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING MONEY MARKET FUND SHARES


The Funds' net asset value ("NAV") is calculated by dividing the Funds' net assets by the number of its shares outstanding. The Funds attempt to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

The Fifth Third Municipal Money Market Fund and the Fifth Third Michigan Municipal Money Market Fund each calculate its NAV at 12 noon. The Fifth Third Prime Money Market Fund calculates its NAV at 4 p.m. All times are Eastern Time. Each Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.


PRICING STOCK AND BOND FUND SHARES


The price of Fund shares is based on the Fund's NAV, which is calculated by dividing the Fund's net assets by the number of its shares outstanding. The value of each portfolio instrument held by the Funds is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.

There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. Each Stock Fund's and Bond Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.


Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES


Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Funds' Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.


The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.


                                                                             101


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--------------------------------------------------------------------------------

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds monitor for excessive short-term or other abusive trading practices, there can be no guarantee that the Funds will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity (the "Trading Monitor") in the Funds' shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of the Trading Monitor, the transaction would adversely affect a Fund or its shareholders. The Funds recognize that the Trading Monitor will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------


You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All purchase orders for the Stock Funds, for the Asset Allocation Funds, or for the Bond Funds must be received by the Funds, transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV. All purchase orders for the Money Market Funds must be received by the Funds' transfer agent on the following schedule (Eastern Time) in order to receive that day's NAV (and in the case of the Fifth Third Municipal Money Market Fund and the Fifth Third Michigan Municipal Money Market Fund, the NAV calculated at 12 noon) and dividends: Fifth Third Michigan Municipal Money Market Fund and Fifth Third Municipal Money Market Fund -- 12 noon; and Fifth Third Prime Money Market Fund -- 4 p.m. Purchase orders received after those times will be processed on the following business day.

You may purchase Class A and Class C shares through broker-dealers and financial institutions which have a sales agreement with the distributor of Fund shares ("Dealers"). In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details.


SHAREHOLDER CONTACT INFORMATION
--------------------------------------------------------------------------------


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include:


     o    minimum initial or subsequent investment requirements

     o    exchange policies

     o    cutoff time for investments

     o    redemption fees


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--------------------------------------------------------------------------------

If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS


The minimum initial investment in Class A shares or Class C shares of the Funds offered by this Prospectus is $1,000. The minimum initial investment through an individual retirement account is $500.

Subsequent investments must be in amounts of at least $50. The maximum investment for total purchases of Class C shares by a shareholder is $999,999. These limitations on purchases of Class C shares do not apply to retirement plans or omnibus accounts.


The investment limitations described above are for your benefit. They are cumulative and therefore multiple transactions that in total exceed these stated limitations must be disclosed to your investment representative to allow an accurate calculation. It is your responsibility to disclose all your transactions and holdings in the Funds to your investment representative.


All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. Money orders are not accepted. All checks should be made payable to the Fifth Third Funds.

The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial or subsequent investment.

For details, contact the Trust toll-free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

SYSTEMATIC INVESTMENT PROGRAM

You may make monthly systematic investments in Class A or Class C shares of the Funds from your bank account. There is no minimum amount required for initial amounts invested into the Funds. You may elect to make systematic investments on the 1st or the 15th of each month, or both. If the 1st or the 15th of the month is not a day on which the Funds are open for business, the purchase will be made on the following day the Funds are open for business.


AVOID WITHHOLDING TAX


Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.


You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------


You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent.

Orders to sell shares of the stock, bond, and asset allocation Funds must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day.

Orders to sell shares of the money market funds received by the Fifth Third Funds' transfer agent according to the following schedule will be processed that day and will not be entitled to that day's dividend: Fifth Third Municipal Money Market Fund and Fifth Third Michigan Municipal Money Market Fund -- 12 noon; and Fifth Third Prime Money Market Fund -- 4 p.m. Orders to sell shares of the Funds received by the Fifth Third Funds' transfer agent after these times will be processed on the following business day and will be entitled to dividends until the processing date.


The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.

You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

SYSTEMATIC WITHDRAWAL PLAN

You may make automatic withdrawals on a monthly, quarterly or annual basis on the first day of that period that the Funds are open for business. The minimum required balance is $10,000 and the minimum withdrawal amount is $100.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND

If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.


104

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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT--SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.


INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

NOTES ON EXCHANGES


You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.


In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.+

Shares of the new Fund must be held in the same account name, with the same registration and tax identification numbers, as the shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.


+ Fifth Third has agreed to waive the sales load for former Kent Fund shareholders and for shareholders prior to August 1, 2005.


AUTOMATIC EXCHANGE PROGRAM--PRIME MONEY MARKET FUND'S CLASS B SHARES ONLY


You can use the Funds' Automatic Exchange feature to purchase Class B shares of the Funds at regular intervals through regular, automatic redemptions from your Fifth Third Fund account. Shareholders who invested directly in Class B shares of the Fund, as opposed to Shareholders obtaining Class B shares of the Fund upon exchange of Class B shares

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

of any of the other Funds will be requested to participate in the Automatic Exchange Program and to set the time and amount of their regular, automatic withdrawal in such a way that all of the Class B shares have been withdrawn from the Fund within two years of purchase. To participate in the Automatic Exchange Program invest a minimum of $10,000 in the Fund and $1,000 in the Fund whose shares you are buying. To add the Automatic Exchange Program to your account or to change or terminate the Automatic Exchange instructions on an existing account, contact Fifth Third Securities, Inc. or your financial institution.


DISTRIBUTION ARRANGEMENTS/SALES CHARGES FOR STOCK, BOND AND MONEY MARKET FUNDS
--------------------------------------------------------------------------------


Class A shares, Class B shares* and Class C shares, and Advisor shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Your financial representative can help you decide which share class is best for you. When purchasing shares, you must specify which class of shares you wish to purchase.


                                           CLASS A                       CLASS B*                      CLASS C
--------------------------------------------------------------------------------------------------------------------------
CHARGE (LOAD)                       Front-end sales charge       No front-end sales charge.    No front-end sales charge.
                                    (not applicable to money     A contingent deferred         A contingent deferred
                                    market funds); reduced       sales charge (CDSC) will      sales charge (CDSC) will
                                    sales charges available.     be imposed on shares          be imposed on shares
                                                                 redeemed within 6 years       redeemed within 12
                                                                 after purchase.               months after purchase.

--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE                Subject to annual            Subject to annual             Subject to annual
   (12b-1) FEE                      distribution and             distribution and              distribution and
                                    shareholder servicing        shareholder servicing fees    shareholder servicing fees
                                    fees of up to 0.25%          of up to 1.00% of the         of up to 0.75% of the
                                    of the Fund's assets.        Fund's assets.                Fund's assets. (Also
                                                                                               subject to a non-12b-1
                                                                                               fee for shareholder
                                                                                               servicing of up to 0.25%
                                                                                               of the Fund's assets.)

--------------------------------------------------------------------------------------------------------------------------
FUND EXPENSES                       Lower annual expenses        Higher annual expenses        Higher annual expenses
                                    than Class B, C              than Class A shares.          than Class A shares.
                                    and Advisor shares.

--------------------------------------------------------------------------------------------------------------------------
CONVERSION                          None                         Converts to Class A           None
                                                                 shares after 8 years.

--------------------------------------------------------------------------------------------------------------------------
MAXIMUM PURCHASE                    None                         $99,999                       $999,999
  AMOUNT
--------------------------------------------------------------------------------------------------------------------------



* Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of other Fifth Third Funds.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Fifth Third Funds (the "Trust") offers shares of certain classes of the following Funds:


FUND                                          CLASS A     CLASS B*      CLASS C
--------------------------------------------------------------------------------
Small Cap Growth Fund                            X            X            X
--------------------------------------------------------------------------------
Mid Cap Growth Fund                              X            X            X
--------------------------------------------------------------------------------
Quality Growth Fund                              X            X            X
--------------------------------------------------------------------------------
Dividend Growth Fund                             X            X            X
--------------------------------------------------------------------------------
Micro Cap Value Fund                             X            X            X
--------------------------------------------------------------------------------
Small Cap Value Fund                             X            X            X
--------------------------------------------------------------------------------
All Cap Value Fund                               X            X            X
--------------------------------------------------------------------------------
Disciplined Large Cap Value Fund                 X            X            X
--------------------------------------------------------------------------------
Structured Large Cap Plus Fund                   X            X            X
--------------------------------------------------------------------------------
Equity Index Fund                                X            X            X
--------------------------------------------------------------------------------
International Equity Fund                        X            X            X
--------------------------------------------------------------------------------
Strategic Income Fund                            X            X            X
--------------------------------------------------------------------------------
LifeModel Aggressive Fund SM                     X            X            X
--------------------------------------------------------------------------------
LifeModel Moderately Aggressive Fund SM          X            X            X
--------------------------------------------------------------------------------
LifeModel Moderate Fund SM                       X            X            X
--------------------------------------------------------------------------------
LifeModel Moderately Conservative Fund SM        X            X            X
--------------------------------------------------------------------------------
LifeModel Conservative Fund SM                   X            X            X
--------------------------------------------------------------------------------
High Yield Bond Fund                             X            X            X
--------------------------------------------------------------------------------
Total Return Bond Fund                           X            X            X
--------------------------------------------------------------------------------
Short Term Bond Fund                             X                         X
--------------------------------------------------------------------------------
Municipal Bond Fund                              X            X            X
--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund                 X            *            X
--------------------------------------------------------------------------------
Ohio Municipal Bond Fund                         X            X            X
--------------------------------------------------------------------------------
Michigan Municipal Bond Fund                     X            X            X
--------------------------------------------------------------------------------
Prime Money Market Fund                          X            X            X
--------------------------------------------------------------------------------
Michigan Municipal Money Market Fund             X
--------------------------------------------------------------------------------
Municipal Money Market Fund                      X
--------------------------------------------------------------------------------

* Class B shares are closed for purchases to all investors with no exceptions. Shareholders of Class B shares of any Fifth Third Fund are not permitted to exchange such shares for Class B shares of the Fifth Third Intermediate Municipal Bond Fund.

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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CALCULATION OF SALES CHARGES
CLASS A SHARES

Class A shares are sold at their public offering price. This price includes the initial sales charge (except the Money Market Funds, which do not impose a sales charge). Therefore, part of the money you send to the Funds will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates are as follows:


                                              EQUITY FUNDS                       SELECTED BOND FUNDS(3)
-----------------------------------------------------------------------------------------------------------------
                                SALES CHARGE                            SALES CHARGE
                                    AS A        CHARGE                      AS A          CHARGE
                                    % OF        AS A %                      % OF          AS A %
                                  OFFERING     OF YOUR      DEALER        OFFERING       OF YOUR       DEALER
                                    PRICE     INVESTMENT   REALLOWANCE     PRICE        INVESTMENT   REALLOWANCE
-----------------------------------------------------------------------------------------------------------------
LESS THAN $50,000                   5.00%       5.26%         4.50%        3.50%          3.63%         3.00%
-----------------------------------------------------------------------------------------------------------------
$50,000 BUT LESS THAN $100,000      4.50%       4.71%         4.00%        3.00%          3.09%         2.60%
-----------------------------------------------------------------------------------------------------------------
$100,000 BUT LESS THAN
  $250,000                          3.50%       3.63%         3.00%        2.50%          2.56%         2.10%
-----------------------------------------------------------------------------------------------------------------
$250,000 BUT LESS THAN
  $500,000                          2.50%       2.56%         2.10%        2.00%          2.04%         1.70%
-----------------------------------------------------------------------------------------------------------------
$500,000 BUT LESS THAN
  $1,000,000                        2.00%       2.04%         1.70%        1.50%          1.52%         1.25%
-----------------------------------------------------------------------------------------------------------------
$1,000,000 OR MORE(1)               0.00%       0.00%           --(2)      0.00%          0.00%           --(2)
-----------------------------------------------------------------------------------------------------------------

                                           OTHER BOND FUNDS
------------------------------------------------------------------------
                                SALES CHARGE
                                    AS A         CHARGE
                                    % OF         AS A %
                                  OFFERING      OF YOUR       DEALER
                                   PRICE       INVESTMENT   REALLOWANCE
------------------------------------------------------------------------
LESS THAN $50,000                  4.75%          4.99%       4.25%
------------------------------------------------------------------------
$50,000 BUT LESS THAN $100,000     4.50%          4.71%       3.75%
------------------------------------------------------------------------
$100,000 BUT LESS THAN
  $250,000                         3.50%          3.63%       3.00%
------------------------------------------------------------------------
$250,000 BUT LESS THAN
  $500,000                         2.50%          2.56%       2.10%
------------------------------------------------------------------------
$500,000 BUT LESS THAN
  $1,000,000                       2.00%          2.04%       1.70%
------------------------------------------------------------------------
$1,000,000 OR MORE(1)              0.00%          0.00%         --(2)
------------------------------------------------------------------------


__________________
(1) If you purchase $1,000,000 or more of Class A shares and do not pay a sales charge, and you sell any of these shares before the eighteen month anniversary of purchase, you will pay a 1% CDSC on the portion redeemed at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time). The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.

(2) With respect to dealer reallowance amounts applicable to purchases of $1,000,000 or more, such amounts differ for certain funds as detailed in the statement of additional information under the section entitled, "Payments to Dealers." Please refer to the statement of additional information for the specific details.

(3) "Selected Bond Funds" include the Short Term Bond Fund and Intermediate Municipal Bond Fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CLASS B SHARES


Effective May 11, 2007, Class B shares are closed to all new investments. Holders of Class B shares who sell their Class B shares before the end of the sixth year after purchase will pay a contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).


Class B shares are subject to the following CDSC schedule:

                                           % OF NAV (AT TIME OF PURCHASE OR SALE
   YEAR OF REDEMPTION AFTER PURCHASE         IF LOWER) DEDUCTED FROM PROCEEDS
--------------------------------------------------------------------------------
DURING THE FIRST YEAR                                      5%
--------------------------------------------------------------------------------
DURING THE SECOND YEAR                                     4%
--------------------------------------------------------------------------------
DURING THE THIRD OR FOURTH YEARS                           3%
--------------------------------------------------------------------------------
DURING THE FIFTH YEAR                                      2%
--------------------------------------------------------------------------------
DURING THE SIXTH YEAR                                      1%
--------------------------------------------------------------------------------
DURING THE SEVENTH OR EIGHTH YEARS                         0%
--------------------------------------------------------------------------------

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. Therefore, all the money you send to the Funds is used to purchase Fund shares. If you sell your Class C shares before the first anniversary of purchase, however, you may pay a 1% contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).


SALES CHARGE REDUCTIONS - CLASS A SHARES

The Funds offer reduced sales charges on Class A shares under certain circumstances, as defined below. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the greater of the current market value or amount purchased of any shares of any Fifth Third Fund (Market Funds) held in your account or accounts listed under "Combination Privilege" below.


--------------------------------------------------------------------------------
AS AN INVESTOR, IT IS YOUR RESPONSIBILITY TO DISCLOSE TO YOUR INVESTMENT REPRESENTATIVE ALL OF YOUR MUTUAL FUND HOLDINGS TO ENSURE THAT YOU RECEIVE ALL SALES CHARGE REDUCTIONS TO WHICH YOU ARE ENTITLED.
--------------------------------------------------------------------------------


      o LETTER OF INTENT. You inform the Fund in writing that you intend to purchase at least $50,000 of Class A shares (excluding money market fund shares) over a 13-month period to qualify for a reduced sales charge. You must include at least 5.00% of the total amount you intend to purchase with your Letter of Intent. Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. A Letter of Intent may be backdated up to 90 days to include previous purchases for determining your sales charge. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

      o RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, any additional investment will qualify for the reduced sales charge. To determine whether the sale charge reduction applies, the value of the shares you already own will be calculated by using the greater of the current value or the original investment amount. To be eligible for the right of accumulation, shares of the Funds must be held in the following types of accounts: (i) individual or joint accounts; (ii) retirement accounts (IRA's, 401(k)'s, etc.); or (iii) other accounts owned by the same shareholder (determined by tax ID) or other shareholders eligible under the Combination Privilege defined below. Shareholders may include existing Class A, Class B and Class C shares (with the exception of Money Market Funds held in each class) in the rights of accumulation values to lower their sales charge on purchasing Class A shares.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

      o COMBINATION PRIVILEGE. Combine accounts of multiple funds (excluding Class A shares of the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.


In order to obtain a sales charge reduction you must provide the Distributor or your investment representative, at the time of purchase, with information regarding shares held in other accounts which may be eligible for aggregation. It may be necessary to provide information or records regarding shares of the Funds held in: (i) all accounts with the Funds or your investment representative; (ii) accounts with other investment representatives; and (iii) accounts in the name of immediate family household members (spouse and children under 21).

Information regarding the Funds' sales charge reduction program can also be obtained free of charge on the Funds' web-site: www.53.com.

SALES CHARGE WAIVERS
CLASS A SHARES

The following transactions qualify for waivers of sales charges that apply to Class A shares:

      o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Advisor or its affiliates or invested in any Fifth Third Fund.

      o Shares purchased for trust or other advisory accounts established with the Advisor or its affiliates.

      o Shares purchased by current and retired directors, trustees, employees, and immediate family household members (spouse and children under 21) of the Advisor and its affiliates, and any organization that provides services to the Funds; current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Advisor or the Administrator belongs.

      o Shares purchased in connection with 401(k) plans, 403(b) plans and other employer-sponsored Qualified Retirement Plans, "wrap" type programs, non-transactional fee fund programs, and programs offered by fee-based financial planners and other types of financial institutions (including omnibus service providers).

      o     Shares purchased by former Kent Fund Investment Class shareholders.


CLASS B SHARES


The CDSC will be waived under certain circumstances, including the following:

      o Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 70 1/2.

      o Redemptions from accounts following the death or disability of the shareholder.

      o Investors who purchased through a participant directed defined benefit plan.

      o     Returns of excess contributions to certain retirement plans.

      o Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

      o Shares issued in a plan of reorganization sponsored by Fifth Third Bank, or shares redeemed involuntarily in a similar situation.

      o Shares issued for sweep accounts when a sales commission was not paid at the time of purchase. In this case, the maximum purchase amount is waived also.

CLASS C SHARES

The CDSC will be waived for shares purchased as part of an agreement whereby an organization agrees to waive their customary sales commission.


ADDITIONAL INFORMATION ABOUT SALES CHARGES

Current information regarding each Fund's sales charges and breakpoint discounts is available by hyperlink on the Funds' Web site at www.fifththirdfunds.com.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


REINSTATEMENT PRIVILEGE


If you have sold Class A shares and decide to reinvest in the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

DISTRIBUTION/SERVICE (12b-1) FEES FOR ALL FUNDS

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services. In particular, for Class B and Class C shares, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.


The 12b-1 fees vary by share class as follows:

      o Class A shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund, which the Distributor may use for shareholder servicing and distribution.

      o Class B shares pay a 12b-1 fee at an annual rate of up to 1.00% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

      o Class C shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund, which the Distributor may use for distribution. The higher 12b-1 fee on Class C shares, together with the CDSC help to defray the Distributor's costs of advancing brokerage commissions to investment representatives, allowing for these shares to be sold without an "upfront" sales charge.


Please note that Class C shares pay a non-12b-1 shareholder servicing fee of up to 0.25% of the average daily net assets of the applicable Fund.


Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time Class B and Class C shareholders could end up paying more for these shares than if such shareholders would have purchased Class A shares and paid a front-end sales charge.


--------------------------------------------------------------------------------
YOUR FINANCIAL INTERMEDIARY MAY NOT SELL SHARES IN ALL CLASSES OF THE FUNDS OR MAY SELL CLASSES THAT ARE MORE EXPENSIVE TO YOU AS COMPENSATION OR REIMBURSEMENT FOR DIFFERING LEVELS OF SERVICING OR EXPENSES ASSOCIATED WITH YOUR ACCOUNT. THE FUNDS CANNOT BE RESPONSIBLE FOR ENSURING THAT YOUR FINANCIAL INTERMEDIARY IS PLACING YOU IN THE MOST APPROPRIATE CLASS OF SHARES AS WE ARE NOT PRIVY TO DETAILS OF YOUR ACCOUNT AND ARE UNABLE TO MAKE A DETERMINATION AS TO WHICH CLASS IS MOST SUITABLE. YOU SHOULD DISCUSS ALL COMPENSATION WITH YOUR FINANCIAL INTERMEDIARY AND BE AWARE OF HOW YOUR ACCOUNT MIGHT BE AFFECTED.
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES

Class B shares convert automatically to Class A shares 8 years after purchase. After conversion, the 12b-1 fees applicable to your shares are reduced from 1.00% to 0.25% of the average daily net assets.

DEALER COMPENSATION AND INCENTIVES


The Distributor pays Dealers selling Class A shares a one-time concession at the time of sale ("Concession") equal to the "Dealer Reallowance" set forth in the sales load schedule under "Calculation of Sales Charges - Class A Shares." Additionally, Dealers receive monthly ongoing compensation of up to 0.25% and 0.50% per year, respectively, of the net asset value of the Class A shares owned by their customers as compensation for servicing such shareholders' accounts. The Distributor may pay Dealers a finders fee on purchases of Class A shares exceeding $1,000,000, as described in the SAI.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The Distributor pays Dealers selling Class C shares a Concession equal to 1% of the purchase amount. Additionally, during the first 18 months following each sale, Dealers receive monthly ongoing compensation of up to 0.25% per year of the net asset value of such Class C shares for servicing such shareholders' accounts. Thereafter, dealers receive quarterly ongoing compensation of 1.00% per year of such Class C shares (0.25% per year for servicing the shareholder accounts, and 0.75% per year as additional reallowance or concession).


With respect to Class A, Class B and Class C shares, no Concession is paid on shares issued in connection with reinvestments of dividends and capital gains distributions.


In addition, the Advisor or its affiliates, in their sole discretion and out of their own assets, may pay additional amounts to Dealers in connection with the marketing and sale of Fund shares.

The Advisor is not permitted to consider sales of shares of the Funds (or other Fifth Third Funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------


All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class B or Class C shares because Class A shares have lower operating expenses than Class B or Class C shares.


Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are DECLARED DAILY AND PAID MONTHLY by the following Funds:
Fifth Third Strategic Income Fund, Fifth Third Prime Money Market Fund, Fifth Third Michigan Municipal Money Market Fund, and Fifth Third Municipal Money Market Fund.


Dividends, if any, are DECLARED AND PAID MONTHLY by the following Funds: Fifth Third High Yield Bond Fund, Fifth Third Total Return Bond Fund, Fifth Third Short Term Bond Fund, Fifth Third Municipal Bond Fund, Fifth Third Intermediate Municipal Bond Fund, Fifth Third Ohio Municipal Bond Fund, and Fifth Third Michigan Municipal Bond Fund.


Dividends, if any, are DECLARED AND PAID QUARTERLY by the following Funds: Fifth Third Mid Cap Growth Fund, Fifth Third Quality Growth Fund, Fifth Third Structured Large Cap Plus Fund, Fifth Third Equity Index Fund, Fifth Third Micro Cap Value Fund, Fifth Third All Cap Value Fund, Fifth Third Disciplined Large Cap Value Fund, Fifth Third LifeModel Aggressive Fund SM , Fifth Third LifeModel Moderately Aggressive Fund SM , Fifth Third LifeModel Moderate Fund SM , Fifth Third LifeModel Moderately Conservative Fund SM , Fifth Third LifeModel Conservative Fund SM and Fifth Third Dividend Growth Fund.

Dividends, if any, are DECLARED AND PAID ANNUALLY by the following Funds: Fifth Third Small Cap Growth Fund, Fifth Third Small Cap Value Fund and Fifth Third International Equity Fund.

Capital gains, if any, are distributed at least annually.


As discussed in detail in the SAI, if a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. The Fifth Third Strategic Income Fund is particularly susceptible to this possibility because it may, at times in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------

The expenses for investing in funds of funds, like the LifeModel Funds SM , are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a fund of funds indirectly pay a portion of the fees and expenses charged at the underlying fund level. To lessen the impact of expenses incurred at the underlying fund level, the LifeModel Funds SM invest in Institutional shares of the underlying funds, which are not subject to any sales charge or distribution/service (12b-1) fees.

TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS


A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder. However, because the money market funds seek to preserve the value of investments at $1.00 per share, it is unlikely that such a sale, exchange or redemption of shares in a money market fund will result in a taxable gain or loss.


TAXATION OF DISTRIBUTIONS


Each Fund expects to distribute substantially all of its investment income (including tax-exempt interest income, if any) and net realized capital gains, if any, to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-for taxable years beginning before January 1, 2011. It is unlikely that the money market funds will distribute long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. The money market funds and fixed income funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

An Asset Allocation Fund will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests until it disposes of shares of the Fund that realized such losses. The use of a fund of funds structure could therefore affect the amount, timing and character of distributions to shareholders and increase the amount of taxes payable by shareholders. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). See the SAI for further details.


FOREIGN INVESTMENTS


If a Fund invests in foreign securities, please note that investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source which may decrease the yield of such investments. The United States has entered into tax treaties with many foreign countries that entitle the Fund to reduce tax rates or exemption on this income. The effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is unknown. However, Fifth Third International Equity Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Fifth Third International Equity Fund intends to qualify so as to be eligible to elect to "pass through" to its shareholders foreign income taxes that it pays. If Fifth Third International Equity Fund makes that election, a shareholder must include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its U.S. federal income tax return, subject to certain limitations. In general, shareholders in other Funds investing in foreign securities will not be entitled to claim a credit or deduction for foreign taxes on their U.S. federal income tax returns. There are some exceptions, however. Shareholders should consult their tax advisors for more information with respect to their individual circumstances.

In addition, foreign investment may prompt a Fund to distribute ordinary income more frequently or in greater amounts than purely domestic funds, which could increase a shareholder's tax liability.


ADDITIONAL TAX INFORMATION FOR FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND, FIFTH THIRD OHIO MUNICIPAL BOND FUND, FIFTH THIRD MUNICIPAL BOND FUND, FIFTH THIRD INTERMEDIATE MUNICIPAL BOND, FIFTH THIRD MICHIGAN MUNICIPAL MONEY MARKET FUND, AND FIFTH THIRD MUNICIPAL MONEY MARKET FUND ("MUNICIPAL SECURITIES FUNDS").

If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is exempt from federal income tax, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from a shareholder's gross income for federal income tax purposes but may be subject to federal alternative minimum tax and state and local taxes. Exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.


If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of a shareholder's Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by the shareholder. Shareholders who receive Social Security or Railroad Retirement benefits should consult their tax advisors to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits.


Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent a Fund invests in those securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities.

Distributions, if any, derived from net capital gain will generally be taxable to shareholders as long-term capital gains. The "Municipal Securities Funds" may pay such capital gain distributions from time to time. Dividends, if any, derived from taxable interest income and any distributions of short-term capital gains will be taxable to shareholders as ordinary income.


The Municipal Securities Funds may invest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Securities Funds generally will not be deductible for federal income tax purposes.


STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

114

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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


Dividends from Fifth Third Ohio Municipal Bond Fund representing interest on obligations held by that Fund which are issued by the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or a subdivision, agency or instrumentality of Ohio or its political subdivisions ("Ohio Obligations") are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax may exclude such dividends from the Fund from the net income base of the Ohio corporation franchise tax.


Distributions with respect to shares of the Fifth Third Ohio Municipal Bond Fund properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, the Ohio commercial activity tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.


Although the Fund distributions described above attributable to interest on, and any profit from the sale, exchange or other disposition of, Ohio Obligations are excludable from the net income base of the Ohio corporation franchise tax, the value of all Fund shares may be included in the net worth base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Fifth Third Ohio Municipal Bond Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Because the Fifth Third Michigan Municipal Money Market Fund and the Michigan Municipal Bond Fund intend to invest substantially all of their assets in tax-exempt obligations of the State of Michigan or its political subdivisions, shareholders who are subject to Michigan state income tax will generally not be subject to tax on dividends paid by these Funds to the extent that the dividends are attributable to interest income from these obligations. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.


The Supreme Court has heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income of in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court and affirms this holding, each state likely will revisit the way in which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely held oral arguments on this case in November 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the possible tax consequences of this case on your investment in the Fund.


This is a brief summary of certain income tax consequences relating to an investment in the Funds. The Statement of Additional Information provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties that are of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                     CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                   RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                 -----------------------------              --------------------
                                                                 NET REALIZED
                                                                     AND
                                                                  UNREALIZED    CHANGE IN
                                      NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                       VALUE,         NET            FROM       RESULTING      NET        NET
                                      BEGINNING   INVESTMENT      INVESTMENT       FROM     INVESTMENT  REALIZED
                                      OF PERIOD  INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME     GAINS
----------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND CLASS A SHARES
Year ended 7/31/03                     $13.52       (0.06)            2.19          2.13         --         --
Year ended 7/31/04                     $15.65       (0.17)(!)         1.43          1.26         --      (1.73)
Year ended 7/31/05                     $15.18       (0.14)(!)         3.00          2.86         --      (2.87)
Year ended 7/31/06                     $15.17       (0.14)(!)         0.49          0.35         --      (1.87)
Year ended 7/31/07                     $13.65       (0.11)(!)         2.54          2.43         --      (3.24)
----------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND CLASS B SHARES
Year ended 7/31/03                     $13.59       (0.14)            2.16          2.02         --         --
Year ended 7/31/04                     $15.61       (0.29)(!)         1.43          1.14         --      (1.73)
Year ended 7/31/05                     $15.02       (0.24)(!)         2.94          2.70         --      (2.87)
Year ended 7/31/06                     $14.85       (0.25)(!)         0.48          0.23         --      (1.87)
Year ended 7/31/07                     $13.21       (0.20)(!)         2.44          2.24         --      (3.24)
----------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND CLASS C SHARES
Year ended 7/31/03                     $13.59       (0.14)            2.17          2.03         --         --
Year ended 7/31/04                     $15.62       (0.29)(!)         1.43          1.14         --      (1.73)
Year ended 7/31/05                     $15.03       (0.24)(!)         2.94          2.70         --      (2.87)
Year ended 7/31/06                     $14.86       (0.25)(!)         0.49          0.24         --      (1.87)
Year ended 7/31/07                     $13.23       (0.20)(!)         2.44          2.24         --      (3.24)
----------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND CLASS A SHARES
Year ended 7/31/03                     $10.11       (0.09)(!)         1.80          1.71         --         --
Year ended 7/31/04                     $11.82       (0.12)            1.02          0.90         --         --
Year ended 7/31/05                     $12.72       (0.05)            3.02          2.97         --         --
Year ended 7/31/06                     $15.69       (0.08)(!)         0.76          0.68      (0.01)     (0.19)
Year ended 7/31/07                     $16.17       (0.11)(!)(@)      2.64          2.53         --      (3.50)
----------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND CLASS B SHARES
Year ended 7/31/03                     $ 9.98       (0.17)(!)         1.78          1.61         --         --
Year ended 7/31/04                     $11.59       (0.21)            1.00          0.79         --         --
Year ended 7/31/05                     $12.38       (0.15)            2.93          2.78         --         --
Year ended 7/31/06                     $15.16       (0.20)(!)         0.73          0.53         --      (0.19)
Year ended 7/31/07                     $15.50       (0.21)(!)(@)      2.52          2.31         --      (3.50)
----------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND CLASS C SHARES
Year ended 7/31/03                     $ 9.63       (0.16)(!)         1.70          1.54         --         --
Year ended 7/31/04                     $11.17       (0.21)            0.98          0.77         --         --
Year ended 7/31/05                     $11.94       (0.16)            2.83          2.67         --         --
Year ended 7/31/06                     $14.61       (0.19)(!)         0.71          0.52         --      (0.19)
Year ended 7/31/07                     $14.94       (0.20)(!)(@)      2.41          2.21         --      (3.50)
----------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND CLASS A SHARES
Year ended 7/31/03                     $12.77       (0.02)            1.29          1.27         --         --
Year ended 7/31/04                     $14.04       (0.08)            0.42          0.34         --         --
Year ended 7/31/05                     $14.38       (0.02)            1.72          1.70      (0.03)        --
Year ended 7/31/06                     $16.05       (0.07)(!)        (0.62)        (0.69)        --         --
Year ended 7/31/07                     $15.36        0.06(!)(@)       3.01          3.07      (0.06)     (0.25)
----------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND CLASS B SHARES
Year ended 7/31/03                     $12.60       (0.12)            1.27          1.15         --         --
Year ended 7/31/04                     $13.75       (0.19)            0.43          0.24         --         --
Year ended 7/31/05                     $13.99       (0.14)            1.67          1.53         --^        --
Year ended 7/31/06                     $15.52       (0.18)(!)        (0.60)        (0.78)        --         --
Year ended 7/31/07                     $14.74       (0.06)(!)(@)      2.88          2.82      (0.01)     (0.25)
----------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND CLASS C SHARES
Year ended 7/31/03                     $12.28       (0.11)            1.23          1.12         --         --
Year ended 7/31/04                     $13.40       (0.20)            0.43          0.23         --         --
Year ended 7/31/05                     $13.63       (0.15)            1.64          1.49         --(^)      --
Year ended 7/31/06                     $15.12       (0.18)(!)        (0.58)        (0.76)        --         --
Year ended 7/31/07                     $14.36       (0.06)(!)(@)      2.81          2.75      (0.01)     (0.25)
----------------------------------------------------------------------------------------------------------------


                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                         ----------------------------------------------------------

                                                                                  RATIOS OF   RATIOS OF
                                                       NET      TOTAL      NET    EXPENSES     EXPENSES  RATIOS OF NET
                                          TOTAL       ASSET    RETURN    ASSETS,     TO           TO      INVESTMENT
                                        DIVIDENDS    VALUE,   (EXCLUDES   END OF   AVERAGE     AVERAGE   INCOME/(LOSS)   PORTFOLIO
                                           AND       END OF     SALES     PERIOD     NET         NET      TO AVERAGE     TURNOVER
                                      DISTRIBUTIONS  PERIOD    CHARGE)   (000's)  ASSETS (a)  ASSETS (b)  NET ASSETS     RATE (e)
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND CLASS A SHARES
Year ended 7/31/03                          --       $15.65    15.75%    $ 16,471    1.23%       1.19%      (0.42%)          63%
Year ended 7/31/04                       (1.73)      $15.18     7.16%    $ 25,921    1.25%       1.25%      (0.99%)          95%
Year ended 7/31/05                       (2.87)      $15.17    20.45%    $ 22,714    1.26%       1.26%      (0.93%)          65%
Year ended 7/31/06                       (1.87)      $13.65     2.50%    $ 17,783    1.28%       1.27%      (0.99%)          67%
Year ended 7/31/07                       (3.24)      $12.84    20.11%    $ 16,036    1.30%       1.26%      (0.84%)          90%
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND CLASS B SHARES
Year ended 7/31/03                          --       $15.61    14.86%    $  1,407    1.98%       1.94%      (1.17%)          63%
Year ended 7/31/04                       (1.73)      $15.02     6.30%    $  1,784    2.00%       2.00%      (1.74%)          95%
Year ended 7/31/05                       (2.87)      $14.85    19.51%    $  1,805    2.01%       2.01%      (1.68%)          65%
Year ended 7/31/06                       (1.87)      $13.21     1.69%    $  1,414    2.03%       2.02%      (1.74%)          67%
Year ended 7/31/07                       (3.24)      $12.21    19.31%    $  1,318    2.06%       2.01%      (1.59%)          90%
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND CLASS C SHARES
Year ended 7/31/03                          --       $15.62    14.94%    $    436    1.98%       1.93%      (1.16%)          63%
Year ended 7/31/04                       (1.73)      $15.03     6.29%    $    810    2.00%       2.00%      (1.74%)          95%
Year ended 7/31/05                       (2.87)      $14.86    19.57%    $    618    2.01%       2.01%      (1.68%)          65%
Year ended 7/31/06                       (1.87)      $13.23     1.75%    $    384    2.03%       2.02%      (1.75%)          67%
Year ended 7/31/07                       (3.24)      $12.23    19.18%    $    426    2.05%       2.01%      (1.60%)          90%
-----------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND CLASS A SHARES
Year ended 7/31/03                          --       $11.82    17.03%    $ 35,504    1.35%       1.35%      (0.89%)          25%
Year ended 7/31/04                          --       $12.72     7.61%    $ 49,586    1.34%       1.34%      (0.93%)          83%
Year ended 7/31/05                          --       $15.69    23.35%    $ 41,921    1.34%       1.34%      (0.29%)          54%
Year ended 7/31/06                       (0.20)      $16.17     4.34%    $ 34,437    1.33%       1.33%      (0.49%)          69%
Year ended 7/31/07                       (3.50)      $15.20    16.93%(@) $ 29,103    1.35%       1.34%      (0.73%)          55%
-----------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND CLASS B SHARES
Year ended 7/31/03                          --       $11.59    16.13%    $  5,846    2.10%       2.10%      (1.64%)          25%
Year ended 7/31/04                          --       $12.38     6.82%    $  6,730    2.09%       2.09%      (1.68%)          83%
Year ended 7/31/05                          --       $15.16    22.46%    $  6,874    2.09%       2.09%      (1.03%)          54%
Year ended 7/31/06                       (0.19)      $15.50     3.51%    $  6,507    2.08%       2.08%      (1.24%)          69%
Year ended 7/31/07                       (3.50)      $14.31    16.14%(@) $  5,707    2.09%       2.09%      (1.48%)          55%
-----------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND CLASS C SHARES
Year ended 7/31/03                          --       $11.17    15.99%    $  1,525    2.10%       2.10%      (1.64%)          25%
Year ended 7/31/04                          --       $11.94     6.89%    $  1,700    2.09%       2.09%      (1.68%)          83%
Year ended 7/31/05                          --       $14.61    22.36%    $  1,600    2.09%       2.09%      (1.03%)          54%
Year ended 7/31/06                       (0.19)      $14.94     3.57%    $  1,122    2.08%       2.08%      (1.22%)          69%
Year ended 7/31/07                       (3.50)      $13.65    16.07%(@) $    802    2.09%       2.09%      (1.47%)          55%
-----------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND CLASS A SHARES
Year ended 7/31/03                          --       $14.04     9.95%    $211,221    1.33%       1.33%      (0.19%)          19%
Year ended 7/31/04                          --       $14.38     2.42%    $220,904    1.32%       1.32%      (0.49%)          35%
Year ended 7/31/05                       (0.03)      $16.05    11.83%    $165,836    1.33%       1.33%      (0.08%)          71%
Year ended 7/31/06                          --       $15.36    (4.30%)   $114,828    1.33%       1.33%      (0.42%)         108%
Year ended 7/31/07                       (0.31)      $18.12    20.18(@)  $ 92,728    1.35%       1.33%       0.27%           98%
-----------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND CLASS B SHARES
Year ended 7/31/03                          --       $13.75     9.13%    $ 20,700    2.08%       2.08%      (0.94%)          19%
Year ended 7/31/04                          --       $13.99     1.75%    $ 20,947    2.07%       2.07%      (1.24%)          35%
Year ended 7/31/05                          --^      $15.52    10.95%    $ 17,791    2.08%       2.08%      (0.85%)          71%
Year ended 7/31/06                          --       $14.74    (5.03%)   $ 13,259    2.08%       2.08%      (1.18%)         108%
Year ended 7/31/07                       (0.26)      $17.30    19.29%(@) $ 11,347    2.10%       2.08%      (0.49%)          98%
-----------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND CLASS C SHARES
Year ended 7/31/03                          --       $13.40     9.12%    $  8,380    2.08%       2.08%      (0.94%)          19%
Year ended 7/31/04                          --       $13.63     1.72%    $  7,536    2.07%       2.07%      (1.24%)          35%
Year ended 7/31/05                          --(^)    $15.12    10.95%    $  5,238    2.08%       2.08%      (0.83%)          71%
Year ended 7/31/06                          --       $14.36    (5.03%)   $  3,199    2.08%       2.08%      (1.17%)         108%
Year ended 7/31/07                       (0.26)      $16.85    19.30%(@) $  2,275    2.10%       2.08%      (0.45%)          98%
-----------------------------------------------------------------------------------------------------------------------------------


FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                     CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                   RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                 -----------------------------              --------------------
                                                                 NET REALIZED
                                                                     AND
                                                                  UNREALIZED    CHANGE IN
                                      NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                       VALUE,         NET            FROM       RESULTING      NET        NET
                                      BEGINNING   INVESTMENT      INVESTMENT       FROM     INVESTMENT  REALIZED
                                      OF PERIOD  INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME     GAINS
----------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND CLASS A SHARES
Year ended 7/31/03                     $17.88       (0.16)           0.22          0.06          --         --
Year ended 7/31/04                     $17.94       (0.20)           1.08          0.88          --         --
Year ended 7/31/05                     $18.82       (0.19)(!)        2.71          2.52          --         --
Year ended 7/31/06                     $21.34        0.23(!)         0.85          1.08       (0.24)        --
Year ended 7/31/07                     $22.18        0.49(!)(@)      2.82          3.31       (0.42)        --
----------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND CLASS B SHARES
Year ended 7/31/03                     $17.85       (0.24)           0.16         (0.08)         --         --
Year ended 7/31/04                     $17.77       (0.31)           1.05          0.74          --         --
Year ended 7/31/05                     $18.51       (0.33)(!)        2.65          2.32          --         --
Year ended 7/31/06                     $20.83        0.06(!)         0.80          0.86       (0.16)        --
Year ended 7/31/07                     $21.53        0.31(!)(@)      2.71          3.02       (0.24)        --
----------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND CLASS C SHARES
Year ended 7/31/03                     $17.37       (0.30)           0.23         (0.07)         --         --
Year ended 7/31/04                     $17.30       (0.36)           1.07          0.71          --         --
Year ended 7/31/05                     $18.01       (0.32)(!)        2.58          2.26          --         --
Year ended 7/31/06                     $20.27        0.07(!)         0.78          0.85       (0.15)        --
Year ended 7/31/07                     $20.97        0.29(!)(@)      2.66          2.95       (0.25)        --
----------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND CLASS A SHARES
Year ended 7/31/03                     $ 5.82       (0.06)(!)        2.37          2.31          --      (0.05)
Year ended 7/31/04                     $ 8.08       (0.05)(!)        2.63          2.58          --      (0.52)
Year ended 7/31/05                     $10.14       (0.03)(!)        1.39          1.36          --      (0.72)
Year ended 7/31/06                     $10.78          --(^)(!)      0.15          0.15          --(^)   (3.13)
Year ended 7/31/07                     $ 7.80       (0.01)(!)        0.90          0.89       (0.04)     (1.92)
----------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND CLASS B SHARES
Year ended 7/31/03                     $ 5.79       (0.10)(!)        2.33          2.23          --      (0.05)
Year ended 7/31/04                     $ 7.97       (0.08)(!)        2.59          2.51          --      (0.52)
Year ended 7/31/05                     $ 9.96       (0.04)(!)        1.36          1.32          --      (0.72)
Year ended 7/31/06                     $10.56       (0.06)(!)        0.15          0.09          --      (3.13)
Year ended 7/31/07                     $ 7.52       (0.06)(!)        0.86          0.80       (0.01)     (1.92)
----------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND CLASS C SHARES
Year ended 7/31/03                     $ 5.79       (0.10)(!)        2.33          2.23          --      (0.05)
Year ended 7/31/04                     $ 7.97       (0.08)(!)        2.59          2.51          --      (0.52)
Year ended 7/31/05                     $ 9.96       (0.04)(!)        1.36          1.32          --      (0.72)
Year ended 7/31/06                     $10.56       (0.06)(!)        0.15          0.09          --      (3.13)
Year ended 7/31/07                     $ 7.52       (0.05)(!)        0.84          0.79          --      (1.92)
----------------------------------------------------------------------------------------------------------------


                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                         ----------------------------------------------------------

                                                                                  RATIOS OF   RATIOS OF
                                                       NET      TOTAL      NET    EXPENSES     EXPENSES  RATIOS OF NET
                                          TOTAL       ASSET    RETURN    ASSETS,     TO           TO      INVESTMENT
                                        DIVIDENDS    VALUE,   (EXCLUDES   END OF   AVERAGE     AVERAGE   INCOME/(LOSS)   PORTFOLIO
                                           AND       END OF     SALES     PERIOD     NET         NET      TO AVERAGE     TURNOVER
                                      DISTRIBUTIONS  PERIOD    CHARGE)   (000's)  ASSETS (a)  ASSETS (b)  NET ASSETS     RATE (e)
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND CLASS A SHARES
Year ended 7/31/03                          --       $17.94     0.34%    $ 8,264     1.89%       1.72%      (0.92%)         50%
Year ended 7/31/04                          --       $18.82     4.91%    $ 9,391     2.00%       1.68%      (0.98%)         81%
Year ended 7/31/05                          --       $21.34    13.39%    $ 7,087     2.24%       1.70%      (0.98%)         28%
Year ended 7/31/06                       (0.24)      $22.18     5.05%    $ 4,670     2.93%       0.98%       1.08%         147%
Year ended 7/31/07                       (0.42)      $25.07    14.97%(@) $ 3,926     1.92%       0.98%       1.80%          68%
----------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND CLASS B SHARES
Year ended 7/31/03                          --       $17.77    (0.45%)   $   350     2.63%       2.47%      (1.68%)         50%
Year ended 7/31/04                          --       $18.51     4.16%    $   441     2.74%       2.43%      (1.74%)         81%
Year ended 7/31/05                          --       $20.83    12.53%    $   311     2.97%       2.45%      (1.73%)         28%
Year ended 7/31/06                       (0.16)      $21.53     4.13%    $   371     3.70%       1.73%       0.27%         147%
Year ended 7/31/07                       (0.24)      $24.31    14.11%(@) $   369     2.66%       1.73%       1.08%          68%
----------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND CLASS C SHARES
Year ended 7/31/03                          --       $17.30    (0.40%)   $   727     2.64%       2.47%      (1.67%)         50%
Year ended 7/31/04                          --       $18.01     4.10%    $   580     2.75%       2.43%      (1.71%)         81%
Year ended 7/31/05                          --       $20.27    12.55%    $   516     3.00%       2.45%      (1.73%)         28%
Year ended 7/31/06                       (0.15)      $20.97     4.22%    $   389     3.71%       1.73%       0.32%         147%
Year ended 7/31/07                       (0.25)      $23.67    14.12%(@) $   356     2.67%       1.73%       1.02%          68%
----------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND CLASS A SHARES
Year ended 7/31/03                       (0.05)      $ 8.08    39.88%    $18,297     1.69%       1.65%      (0.95%)         28%
Year ended 7/31/04                       (0.52)      $10.14    32.56%    $41,402     1.58%       1.58%      (0.49%)         23%
Year ended 7/31/05                       (0.72)      $10.78    13.60%    $29,172     1.60%       1.60%      (0.31%)         12%
Year ended 7/31/06                       (3.13)      $ 7.80     1.59%    $17,759     1.65%       1.62%      (0.05%)         42%
Year ended 7/31/07                       (1.96)      $ 6.73    12.24%    $11,486     1.77%       1.60%      (0.08%)         72%
----------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND CLASS B SHARES
Year ended 7/31/03                       (0.05)      $ 7.97    38.70%    $ 4,254     2.47%       2.40%      (1.66%)         28%
Year ended 7/31/04                       (0.52)      $ 9.96    32.13%    $ 6,937     2.33%       1.89%      (0.81%)         23%
Year ended 7/31/05                       (0.72)      $10.56    13.54%    $ 7,348     2.36%       1.73%      (0.40%)         12%
Year ended 7/31/06                       (3.13)      $ 7.52     0.86%    $ 6,032     2.40%       2.37%      (0.73%)         42%
Year ended 7/31/07                       (1.93)      $ 6.39    11.38%    $ 5,069     2.53%       2.35%      (0.87%)         72%
----------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND CLASS C SHARES
Year ended 7/31/03                       (0.05)      $ 7.97    38.70%    $ 1,166     2.47%       2.40%      (1.66%)         28%
Year ended 7/31/04                       (0.52)      $ 9.96    32.13%    $ 5,624     2.33%       1.81%      (0.82%)         23%
Year ended 7/31/05                       (0.72)      $10.56    13.54%    $ 6,143     2.36%       1.73%      (0.39%)         12%
Year ended 7/31/06                       (3.13)      $ 7.52     0.86%    $ 5,161     2.40%       2.37%      (0.71%)         42%
Year ended 7/31/07                       (1.92)      $ 6.39    11.28%    $ 2,853     2.51%       2.35%      (0.75%)         72%
----------------------------------------------------------------------------------------------------------------------------------


FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                               CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                             RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                           -----------------------------              --------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED    CHANGE IN
                                                NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                                 VALUE,         NET            FROM       RESULTING      NET        NET      RETURN
                                                BEGINNING   INVESTMENT      INVESTMENT       FROM     INVESTMENT  REALIZED     OF
                                                OF PERIOD  INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME     GAINS    CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND CLASS A SHARES
4/1/03(d) to 7/31/03                              $15.00       (0.01)           2.53         2.52          --         --      --
Year ended 7/31/04                                $17.52       (0.11)(!)        3.52         3.41          --(^)   (0.98)     --
Year ended 7/31/05                                $19.95       (0.10)(!)        4.49         4.39          --      (1.66)     --
Year ended 7/31/06                                $22.68        0.02            0.47         0.49          --      (2.43)     --
Year ended 7/31/07                                $20.74        0.08(!)         2.11         2.19       (0.07)     (2.77)     --
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND CLASS B SHARES
4/1/03(d) to 7/31/03                              $15.00       (0.03)           2.51         2.48          --         --      --
Year ended 7/31/04                                $17.48       (0.25)(!)        3.51         3.26          --      (0.98)     --
Year ended 7/31/05                                $19.76       (0.24)(!)        4.43         4.19          --      (1.66)     --
Year ended 7/31/06                                $22.29       (0.13)           0.45         0.32          --      (2.43)     --
Year ended 7/31/07                                $20.18       (0.08)(!)        2.05         1.97       (0.04)     (2.77)     --
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND CLASS C SHARES
4/1/03(d) to 7/31/03                              $15.00       (0.03)           2.51         2.48          --         --      --
Year ended 7/31/04                                $17.48       (0.26)(!)        3.50         3.24          --      (0.98)     --
Year ended 7/31/05                                $19.74       (0.24)(!)        4.41         4.17          --      (1.66)     --
Year ended 7/31/06                                $22.25       (0.14)           0.46         0.32          --      (2.43)     --
Year ended 7/31/07                                $20.14       (0.08)(!)        2.06         1.98       (0.04)     (2.77)     --
------------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND CLASS A SHARES
Year ended 7/31/03                                $15.77          --(^)         3.08         3.08          --         --      --
Year ended 7/31/04                                $18.85          --(^)         3.59         3.59       (0.01)     (0.07)     --
Year ended 7/31/05                                $22.36        0.04            4.79         4.83       (0.05)     (1.38)     --
Year ended 7/31/06                                $25.76        0.19            1.77         1.96       (0.18)     (2.15)     --
Year ended 7/31/07                                $25.39        0.30(!)         4.13         4.43       (0.29)     (4.23)     --
------------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND CLASS B SHARES
Year ended 7/31/03                                $15.69       (0.13)           3.07         2.94          --         --      --
Year ended 7/31/04                                $18.63       (0.14)           3.52         3.38          --      (0.07)     --
Year ended 7/31/05                                $21.94       (0.14)           4.69         4.55          --      (1.38)     --
Year ended 7/31/06                                $25.11          --(^)         1.71         1.71       (0.06)     (2.15)     --
Year ended 7/31/07                                $24.61        0.10(!)         3.99         4.09       (0.12)     (4.23)     --
------------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND CLASS C SHARES
Year ended 7/31/03                                $15.69       (0.12)           3.04         2.92          --         --      --
Year ended 7/31/04                                $18.61       (0.13)           3.52         3.39          --      (0.07)     --
Year ended 7/31/05                                $21.93       (0.15)           4.69         4.54          --      (1.38)     --
Year ended 7/31/06                                $25.09          --(^)         1.71         1.71       (0.06)     (2.15)     --
Year ended 7/31/07                                $24.59        0.11(!)         3.98         4.09       (0.13)     (4.23)     --
------------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND CLASS A SHARES
Year ended 7/31/03                                $10.83        0.16(!)         1.14         1.30       (0.14)     (0.16)     --
Year ended 7/31/04                                $11.83        0.12            2.08         2.20       (0.13)     (0.40)     --
Year ended 7/31/05                                $13.50        0.14            1.94         2.08       (0.14)     (0.39)     --
Year ended 7/31/06                                $15.05        0.17            1.07         1.24       (0.16)     (1.44)     --
Year ended 7/31/07                                $14.69        0.18(!)(@)      1.79         1.97       (0.18)     (2.13)     --
------------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND CLASS B SHARES
Year ended 7/31/03                                $10.93        0.08(!)         1.15         1.23       (0.07)     (0.16)     --
Year ended 7/31/04                                $11.93        0.03            2.09         2.12       (0.04)     (0.40)     --
Year ended 7/31/05                                $13.61        0.04            1.95         1.99       (0.04)     (0.39)     --
Year ended 7/31/06                                $15.17        0.06            1.08         1.14       (0.06)     (1.44)     --
Year ended 7/31/07                                $14.81        0.08(!)(@)      1.80         1.88       (0.07)     (2.13)     --
------------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND CLASS C SHARES
Year ended 7/31/03                                $10.80        0.08(!)         1.11         1.19       (0.07)     (0.16)     --
Year ended 7/31/04                                $11.76        0.02            2.07         2.09       (0.05)     (0.40)     --
Year ended 7/31/05                                $13.40        0.03            1.94         1.97       (0.04)     (0.39)     --
Year ended 7/31/06                                $14.94        0.06            1.06         1.12       (0.06)     (1.44)     --
Year ended 7/31/07                                $14.56        0.08(!)(@)      1.77         1.85       (0.07)     (2.13)     --
------------------------------------------------------------------------------------------------------------------------------------


                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                         ----------------------------------------------------------

                                                                                  RATIOS OF   RATIOS OF
                                                       NET      TOTAL      NET    EXPENSES     EXPENSES  RATIOS OF NET
                                          TOTAL       ASSET    RETURN    ASSETS,     TO           TO      INVESTMENT
                                        DIVIDENDS    VALUE,   (EXCLUDES   END OF   AVERAGE     AVERAGE   INCOME/(LOSS)   PORTFOLIO
                                           AND       END OF     SALES     PERIOD     NET         NET      TO AVERAGE     TURNOVER
                                      DISTRIBUTIONS  PERIOD    CHARGE)   (000's)  ASSETS (a)  ASSETS (b)  NET ASSETS     RATE (e)
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND CLASS A SHARES
4/1/03(d) to 7/31/03                        --       $17.52    16.73%*   $   216     1.86%**     1.47%**    (0.21%)**        39%
Year ended 7/31/04                       (0.98)      $19.95    19.81%    $ 2,277     1.63%       1.49%      (0.53%)         279%
Year ended 7/31/05                       (1.66)      $22.68    23.24%    $ 2,715     1.45%       1.45%      (0.48%)         105%
Year ended 7/31/06                       (2.43)      $20.74     2.36%    $ 2,434     1.49%       1.46%       0.11%           99%
Year ended 7/31/07                       (2.84)      $20.09    10.53%    $ 2,198     1.50%       1.45%       0.36%           46%
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND CLASS B SHARES
4/1/03(d) to 7/31/03                        --       $17.48    16.47%*   $   103     2.60%**     2.22%**    (1.07%)**        39%
Year ended 7/31/04                       (0.98)      $19.76    19.02%    $   503     2.38%       2.24%      (1.26%)         279%
Year ended 7/31/05                       (1.66)      $22.29    22.35%    $ 1,142     2.20%       2.19%      (1.18%)         105%
Year ended 7/31/06                       (2.43)      $20.18     1.59%    $ 1,221     2.24%       2.21%      (0.64%)          99%
Year ended 7/31/07                       (2.81)      $19.34     9.63%    $ 1,104     2.25%       2.20%      (0.39%)          46%
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND CLASS C SHARES
Year ended 7/31/06                       (2.43)      $20.74     2.36%    $ 2,434     2.62%**     2.23%**    (0.97%)**        39%
Year ended 7/31/04                       (0.98)      $19.74    18.85%    $   561     2.38%       2.24%      (1.31%)         279%
Year ended 7/31/05                       (1.66)      $22.25    22.39%    $   927     2.20%       2.19%      (1.21%)         105%
Year ended 7/31/06                       (2.43)      $20.14     1.59%    $   839     2.24%       2.21%      (0.64%)          99%
Year ended 7/31/07                       (2.81)      $19.31     9.66%    $   713     2.25%       2.20%      (0.39%)          46%
-----------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND CLASS A SHARES
Year ended 7/31/03                          --       $18.85    19.53%    $19,667     1.64%       1.58%       0.01%           23%
Year ended 7/31/04                       (0.08)      $22.36    19.07%    $33,156     1.55%       1.55%       0.04%           17%
Year ended 7/31/05                       (1.43)      $25.76    22.22%    $39,433     1.55%       1.55%       0.15%           24%
Year ended 7/31/06                       (2.33)      $25.39     8.16%    $38,714     1.56%       1.54%       0.74%           40%
Year ended 7/31/07                       (4.52)      $25.30    18.58%    $44,717     1.56%       1.47%       1.14%           23%
-----------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND CLASS B SHARES
Year ended 7/31/03                          --       $18.63    18.74%    $14,087     2.39%       2.33%      (0.81%)          23%
Year ended 7/31/04                       (0.07)      $21.94    18.15%    $18,795     2.30%       2.30%      (0.71%)          17%
Year ended 7/31/05                       (1.38)      $25.11    21.33%    $22,278     2.30%       2.30%      (0.60%)          24%
Year ended 7/31/06                       (2.21)      $24.61     7.33%    $21,679     2.31%       2.29%      (0.01%)          40%
Year ended 7/31/07                       (4.35)      $24.35    17.65%    $23,974     2.31%       2.22%       0.40%           23%
-----------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND CLASS C SHARES
Year ended 7/31/03                          --       $18.61    18.61%    $ 2,036     2.39%       2.33%      (0.81%)          23%
Year ended 7/31/04                       (0.07)      $21.93    18.22%    $ 3,824     2.30%       2.30%      (0.71%)          17%
Year ended 7/31/05                       (1.38)      $25.09    21.24%    $ 4,553     2.30%       2.30%      (0.58%)          24%
Year ended 7/31/06                       (2.21)      $24.59     7.33%    $ 4,455     2.31%       2.29%      (0.01%)          40%
Year ended 7/31/07                       (4.36)      $24.32    17.67%    $ 8,150     2.31%       2.22%       0.40%           23%
-----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND CLASS A SHARES
Year ended 7/31/03                       (0.30)      $11.83    12.30%    $14,100     1.36%       1.33%       1.51%           79%
Year ended 7/31/04                       (0.53)      $13.50    18.96%    $21,738     1.32%       1.32%       1.00%           22%
Year ended 7/31/05                       (0.53)      $15.05    15.74%    $24,805     1.32%       1.32%       1.01%           31%
Year ended 7/31/06                       (1.60)      $14.69     9.05%    $22,968     1.32%       1.32%       1.16%           57%
Year ended 7/31/07                       (2.31)      $14.35    14.13%(@) $29,725     1.32%       1.27%       1.24%           49%
-----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND CLASS B SHARES
Year ended 7/31/03                       (0.23)      $11.93    11.50%    $ 3,408     2.11%       2.08%       0.76%           79%
Year ended 7/31/04                       (0.44)      $13.61    18.07%    $ 4,807     2.07%       2.07%       0.27%           22%
Year ended 7/31/05                       (0.43)      $15.17    14.85%    $ 5,739     2.07%       2.07%       0.26%           31%
Year ended 7/31/06                       (1.50)      $14.81     8.22%    $ 5,783     2.07%       2.07%       0.40%           57%
Year ended 7/31/07                       (2.20)      $14.49    13.38%(@) $ 5,872     2.07%       2.03%       0.50%           49%
-----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND CLASS C SHARES
Year ended 7/31/03                       (0.23)      $11.76    11.28%    $   884     2.10%       2.08%       0.75%           79%
Year ended 7/31/04                       (0.45)      $13.40    18.07%    $ 1,832     2.06%       2.06%       0.27%           22%
Year ended 7/31/05                       (0.43)      $14.94    14.96%    $ 2,313     2.07%       2.07%       0.26%           31%
Year ended 7/31/06                       (1.50)      $14.56     8.21%    $ 2,227     2.07%       2.07%       0.41%           57%
Year ended 7/31/07                       (2.20)      $14.21    13.34%(@) $ 2,533     2.07%       2.02%       0.50%           49%
-----------------------------------------------------------------------------------------------------------------------------------


FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                               CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                             RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                           -----------------------------              --------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED    CHANGE IN
                                                NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                                 VALUE,         NET            FROM       RESULTING      NET        NET
                                                BEGINNING   INVESTMENT      INVESTMENT       FROM     INVESTMENT  REALIZED
                                                OF PERIOD  INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME     GAINS
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS A SHARES (+)
Year ended 7/31/03                               $11.07         0.08            0.64         0.72       (0.09)        --
Year ended 7/31/04                               $11.70         0.07            1.36         1.43       (0.09)        --
Year ended 7/31/05                               $13.04         0.14            1.73         1.87       (0.14)     (0.35)
Year ended 7/31/06                               $14.42         0.13            0.71         0.84       (0.12)     (0.18)
Year ended 7/31/07                               $14.96         0.12(!)         1.78         1.90       (0.09)     (0.06)
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS B SHARES (+)
Year ended 7/31/03                               $11.12           --(^)         0.65         0.65       (0.02)        --
Year ended 7/31/04                               $11.75         0.02)           1.36         1.34       (0.01)        --
Year ended 7/31/05                               $13.08         0.04            1.74         1.78       (0.05)     (0.35)
Year ended 7/31/06                               $14.46         0.01            0.72         0.73       (0.03)     (0.18)
Year ended 7/31/07                               $14.98           --(!)         1.78         1.78       (0.01)     (0.06)
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS C SHARES (+)
Year ended 7/31/03                               $11.15         0.01            0.63         0.64       (0.03)        --
Year ended 7/31/04                               $11.76         0.01)           1.35         1.34       (0.02)        --
Year ended 7/31/05                               $13.08         0.03            1.74         1.77       (0.04)     (0.35)
Year ended 7/31/06                               $14.46         0.01            0.72         0.73       (0.03)     (0.18)
Year ended 7/31/07                               $14.98           --(!)         1.79         1.79       (0.01)     (0.06)
--------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CLASS A SHARES
Year ended 7/31/03                               $17.38         0.20            1.50         1.70       (0.21)        --
Year ended 7/31/04                               $18.87         0.25(!)         2.10         2.35       (0.28)        --
Year ended 7/31/05                               $20.94         0.37(!)         2.46         2.83       (0.39)        --
Year ended 7/31/06                               $23.38         0.36(!)         0.80         1.16       (0.38)        --
Year ended 7/31/07                               $24.16         0.43(!)         3.34         3.77       (0.42)        --
--------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CLASS B SHARES
Year ended 7/31/03                               $17.32         0.07            1.50         1.57       (0.11)        --
Year ended 7/31/04                               $18.78         0.09(!)         2.09         2.18       (0.13)        --
Year ended 7/31/05                               $20.83         0.20(!)         2.44         2.64       (0.23)        --
Year ended 7/31/06                               $23.24         0.18(!)         0.79         0.97       (0.20)        --
Year ended 7/31/07                               $24.01         0.22(!)         3.33         3.55       (0.22)        --
--------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CLASS C SHARES
Year ended 7/31/03                               $17.33         0.08            1.49         1.57       (0.12)        --
Year ended 7/31/04                               $18.78         0.09(!)         2.10         2.19       (0.13)        --
Year ended 7/31/05                               $20.84         0.20(!)         2.44         2.64       (0.22)        --
Year ended 7/31/06                               $23.26         0.18(!)         0.78         0.96       (0.19)        --
Year ended 7/31/07                               $24.03         0.22(!)         3.34         3.56       (0.22)        --
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS A SHARES
Year ended 7/31/03                               $ 7.64         0.07            0.12         0.19       (0.02)        --
Year ended 7/31/04                               $ 7.81         0.05(!)         1.59         1.64       (0.12)        --
Year ended 7/31/05                               $ 9.33         0.10            1.54         1.64       (0.17)        --
Year ended 7/31/06                               $10.80         0.13(!)         2.36         2.49       (0.17)     (0.28)
Year ended 7/31/07                               $12.84         0.15(!)(@)      2.92         3.07       (0.10)     (0.27)
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS B SHARES
Year ended 7/31/03                               $ 7.60           --(^)         0.11         0.11          --         --
Year ended 7/31/04                               $ 7.71        (0.02)(!)        1.59         1.57       (0.05)        --
Year ended 7/31/05                               $ 9.23         0.02            1.52         1.54       (0.11)        --
Year ended 7/31/06                               $10.66         0.04(!)         2.32         2.36       (0.10)     (0.28)
Year ended 7/31/07                               $12.64         0.04(!)(@)      2.86         2.90       (0.06)     (0.27)
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS C SHARES
Year ended 7/31/03                               $ 7.40         0.02            0.08         0.10          --         --
Year ended 7/31/04                               $ 7.50        (0.02)(!)        1.54         1.52       (0.03)        --
Year ended 7/31/05                               $ 8.99         0.02            1.49         1.51       (0.11)        --
Year ended 7/31/06                               $10.39         0.03(!)         2.28         2.31       (0.11)     (0.28)
Year ended 7/31/07                               $12.31         0.02(!)(@)      2.81         2.83       (0.06)     (0.27)
--------------------------------------------------------------------------------------------------------------------------


                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                         ----------------------------------------------------------

                                                                                  RATIOS OF   RATIOS OF
                                                       NET      TOTAL      NET    EXPENSES     EXPENSES  RATIOS OF NET
                                          TOTAL       ASSET    RETURN    ASSETS,     TO           TO      INVESTMENT
                                        DIVIDENDS    VALUE,   (EXCLUDES   END OF   AVERAGE     AVERAGE   INCOME/(LOSS)   PORTFOLIO
                                           AND       END OF     SALES     PERIOD     NET         NET      TO AVERAGE     TURNOVER
                                      DISTRIBUTIONS  PERIOD    CHARGE)   (000's)  ASSETS (a)  ASSETS (b)  NET ASSETS     RATE (e)
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS A SHARES +
Year ended 7/31/03                       (0.09)      $11.70     6.56%    $21,288     1.24%       1.17%       0.72%           13%
Year ended 7/31/04                       (0.09)      $13.04    12.21%    $25,573     1.29%       1.17%       0.58%          101%
Year ended 7/31/05                       (0.49)      $14.42    14.58%    $24,026     1.31%       1.17%       0.99%          102%
Year ended 7/31/06                       (0.30)      $14.96     5.84%    $20,923     1.27%       1.17%       0.85%          126%
Year ended 7/31/07                       (0.15)      $16.71    12.70%    $18,972     1.27%(~)    1.17%(~)    0.75%          141%
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS B SHARES (+)
Year ended 7/31/03                       (0.02)      $11.75     5.90%    $   557     1.98%       1.92%      (0.05%)          13%
Year ended 7/31/04                       (0.01)      $13.08    11.47%    $   783     2.04%       1.92%      (0.17%)         101%
Year ended 7/31/05                       (0.40)      $14.46    13.67%    $ 1,007     2.06%       1.92%       0.18%          102%
Year ended 7/31/06                       (0.21)      $14.98     5.07%    $   953     2.03%       1.92%       0.09%          126%
Year ended 7/31/07                       (0.07)      $16.69    11.86%    $ 1,044     2.03%(~)    1.92%(~)   (0.01%)         141%
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS C SHARES (+)
Year ended 7/31/03                       (0.03)      $11.76     5.72%    $    29     1.99%       1.92%      (0.04%)          13%
Year ended 7/31/04                       (0.02)      $13.08    11.38%    $   158     2.03%       1.92%      (0.23%)         101%
Year ended 7/31/05                       (0.39)      $14.46    13.73%    $   193     2.06%       1.92%       0.21%          102%
Year ended 7/31/06                       (0.21)      $14.98     5.07%    $   112     2.02%       1.92%       0.13%          126%
Year ended 7/31/07                       (0.07)      $16.70    11.93%    $   125     2.03%(~)    1.92%(~)   (0.02%)         141%
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CLASS A SHARES
Year ended 7/31/03                       (0.21)      $18.87     9.90%    $33,402     0.83%       0.65%       1.16%            2%
Year ended 7/31/04                       (0.28)      $20.94    12.48%    $72,944     0.86%       0.47%       1.19%           14%
Year ended 7/31/05                       (0.39)      $23.38    13.58%    $70,261     0.87%       0.44%       1.69%            4%
Year ended 7/31/06                       (0.38)      $24.16     4.97%    $65,204     0.85%       0.44%       1.52%            6%
Year ended 7/31/07                       (0.42)      $27.51    15.65%    $65,640     0.86%       0.44%       1.59%            4%
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CLASS B SHARES
Year ended 7/31/03                       (0.11)      $18.78     9.14%    $ 2,409     1.57%       1.40%       0.40%            2%
Year ended 7/31/04                       (0.13)      $20.83    11.64%    $ 3,776     1.60%       1.23%       0.44%           14%
Year ended 7/31/05                       (0.23)      $23.24    12.74%    $ 4,399     1.63%       1.19%       0.93%            4%
Year ended 7/31/06                       (0.20)      $24.01     4.17%    $ 4,229     1.60%       1.19%       0.76%            6%
Year ended 7/31/07                       (0.22)      $27.34    14.79%    $ 3,961     1.61%       1.19%       0.84%            4%
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CLASS C SHARES
Year ended 7/31/03                       (0.12)      $18.78     9.14%    $ 1,711     1.57%       1.40%       0.39%            2%
Year ended 7/31/04                       (0.13)      $20.84    11.66%    $ 1,990     1.60%       1.23%       0.44%           14%
Year ended 7/31/05                       (0.22)      $23.26    12.72%    $ 2,301     1.63%       1.19%       0.90%            4%
Year ended 7/31/06                       (0.19)      $24.03     4.15%    $ 1,998     1.60%       1.19%       0.77%            6%
Year ended 7/31/07                       (0.22)      $27.37    14.81%    $ 2,223     1.61%       1.19%       0.83%            4%
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS A SHARES
Year ended 7/31/03                       (0.02)      $ 7.81     2.52%    $ 5,489     1.69%       1.67%       0.88%           44%
Year ended 7/31/04                       (0.12)      $ 9.33    21.11%    $22,999     1.67%       1.61%       0.51%           50%
Year ended 7/31/05                       (0.17)      $10.80    17.79%    $20,509     1.64%       1.60%       0.88%           21%
Year ended 7/31/06                       (0.45)      $12.84    23.53%    $27,725     1.62%       1.60%       1.03%           23%
Year ended 7/31/07                       (0.37)      $15.54    24.35%(@) $21,533     1.61%       1.60%       1.06%           20%
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS B SHARES
Year ended 7/31/03                          --       $ 7.71     1.45%    $   340     2.45%       2.42%       0.01%           44%
Year ended 7/31/04                       (0.05)      $ 9.23    20.43%    $   793     2.42%       2.36%      (0.21%)          50%
Year ended 7/31/05                       (0.11)      $10.66    16.76%    $ 1,280     2.39%       2.35%       0.23%           21%
Year ended 7/31/06                       (0.38)      $12.64    22.59%    $ 2,060     2.37%       2.35%       0.32%           23%
Year ended 7/31/07                       (0.33)      $15.21    23.36%(@) $ 2,677     2.35%       2.35%       0.32%           20%
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS C SHARES
Year ended 7/31/03                          --       $ 7.50     1.35%    $   304     2.44%       2.39%       0.64%           44%
Year ended 7/31/04                       (0.03)      $ 8.99    20.32%    $   555     2.42%       2.36%      (0.22%)          50%
Year ended 7/31/05                       (0.11)      $10.39    16.83%    $   962     2.39%       2.35%       0.26%           21%
Year ended 7/31/06                       (0.39)      $12.31    22.61%    $ 1,139     2.37%       2.35%       0.29%           23%
Year ended 7/31/07                       (0.33)      $14.81    23.40%(@) $   878     2.35%       2.35%       0.16%           20%
-----------------------------------------------------------------------------------------------------------------------------------


FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                               CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                             RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                           -----------------------------              --------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED    CHANGE IN
                                                NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                                 VALUE,         NET            FROM       RESULTING      NET        NET
                                                BEGINNING   INVESTMENT      INVESTMENT       FROM     INVESTMENT  REALIZED
                                                OF PERIOD  INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME     GAINS
----------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND CLASS A SHARES
4/1/04(d) to 7/31/04                              $11.65        0.17            (0.54)       (0.37)     (0.16)        --
Year ended 7/31/05                                $11.12        0.49             0.38         0.87      (0.47)     (0.01)
Year ended 7/31/06                                $11.51        0.48(!)         (0.22)        0.26      (0.49)     (0.03)
Year ended 7/31/07                                $11.25        0.52(!)          0.02         0.54      (0.52)     (0.12)
----------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND CLASS B SHARES
4/1/04(d) to 7/31/04                              $11.65        0.15            (0.54)       (0.39)     (0.14)        --
Year ended 7/31/05                                $11.12        0.40             0.39         0.79      (0.39)     (0.01)
Year ended 7/31/06                                $11.51        0.40(!)         (0.23)        0.17      (0.40)     (0.03)
Year ended 7/31/07                                $11.25        0.43(!)          0.02         0.45      (0.44)     (0.11)
----------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND CLASS C SHARES
Year ended 7/31/03                                $10.55        0.47             0.24         0.71      (0.44)        --
Year ended 7/31/04                                $10.82        0.39             0.25         0.64      (0.41)        --
Year ended 7/31/05                                $11.05        0.39             0.39         0.78      (0.39)     (0.01)
Year ended 7/31/06                                $11.43        0.40(!)         (0.23)        0.17      (0.40)     (0.03)
Year ended 7/31/07                                $11.17        0.43(!)          0.02         0.45      (0.44)     (0.11)
----------------------------------------------------------------------------------------------------------------------------


                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                         ----------------------------------------------------------

                                                                                  RATIOS OF   RATIOS OF
                                                       NET      TOTAL      NET    EXPENSES     EXPENSES  RATIOS OF NET
                                          TOTAL       ASSET    RETURN    ASSETS,     TO           TO      INVESTMENT
                                        DIVIDENDS    VALUE,   (EXCLUDES   END OF   AVERAGE     AVERAGE   INCOME/(LOSS)   PORTFOLIO
                                           AND       END OF     SALES     PERIOD     NET         NET      TO AVERAGE     TURNOVER
                                      DISTRIBUTIONS  PERIOD    CHARGE)   (000's)  ASSETS (a)  ASSETS (b)  NET ASSETS     RATE (e)
-----------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND CLASS A SHARES
4/1/04(d) to 7/31/04                     (0.16)      $11.12    (3.15%)*  $   954     1.63%**     1.63%**     5.02%**         36%
Year ended 7/31/05                       (0.48)      $11.51     7.96%    $ 4,423     1.62%       1.62%       4.25%           17%
Year ended 7/31/06                       (0.52)      $11.25     2.36%    $ 4,429     1.59%       1.56%       4.30%            8%
Year ended 7/31/07                       (0.64)      $11.15     4.72%    $ 4,904     1.59%       1.31%       4.49%           18%
-----------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND CLASS B SHARES
4/1/04(d) to 7/31/04                     (0.14)      $11.12    (3.36%)*  $   389     2.37%**     2.37%**     4.27%**         36%
Year ended 7/31/05                       (0.40)      $11.51     7.16%    $ 1,909     2.37%       2.37%       3.49%           17%
Year ended 7/31/06                       (0.43)      $11.25     1.60%    $ 1,588     2.34%       2.31%       3.57%            8%
Year ended 7/31/07                       (0.55)      $11.15     3.94%    $ 1,528     2.34%       2.05%       3.76%           18%
-----------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND CLASS C SHARES
Year ended 7/31/03                       (0.44)      $10.82     6.82%    $37,810     2.35%       2.32%       4.35%           38%
Year ended 7/31/04                       (0.41)      $11.05     6.07%    $39,298     2.33%       2.33%       3.62%           36%
Year ended 7/31/05                       (0.40)      $11.43     7.12%    $29,176     2.35%       2.35%       3.47%           17%
Year ended 7/31/06                       (0.43)      $11.17     1.62%    $20,019     2.34%       2.32%       3.53%            8%
Year ended 7/31/07                       (0.55)      $11.07     3.98%    $15,676     2.34%       2.06%       3.75%           18%
-----------------------------------------------------------------------------------------------------------------------------------


FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                               CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                             RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                           -----------------------------              --------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED    CHANGE IN
                                                NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                                 VALUE,         NET            FROM       RESULTING      NET        NET
                                                BEGINNING   INVESTMENT      INVESTMENT       FROM     INVESTMENT  REALIZED
                                                OF PERIOD  INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME     GAINS
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND SM CLASS A SHARES
8/1/02(d) to 7/31/03                              $10.00        0.02(#)          1.33(#)     1.35       (0.02)        --
Year ended 7/31/04                                $11.33        0.11(#)          1.30(#)     1.41       (0.11)     (0.18)
Year ended 7/31/05                                $12.45        0.12(#)          1.95(#)     2.07       (0.12)     (0.08)
Year ended 7/31/06                                $14.32        0.17(#)          0.51(#)     0.68       (0.16)     (0.31)
Year ended 7/31/07                                $14.53        0.10(#)(!)       2.38(#)     2.48       (0.09)     (0.41)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND SM CLASS B SHARES
8/1/02(d) to 7/31/03                              $10.00       (0.02)(#)         1.28(#)     1.26          --(^)      --
Year ended 7/31/04                                $11.26        0.05(#)          1.27(#)     1.32       (0.10)     (0.18)
Year ended 7/31/05                                $12.30        0.03(#)          1.90(#)     1.93       (0.07)     (0.08)
Year ended 7/31/06                                $14.08        0.06(#)          0.51(#)     0.57       (0.10)     (0.31)
Year ended 7/31/07                                $14.24       (0.02)(#)(!)      2.33(#)     2.31       (0.02)     (0.42)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND SM CLASS C SHARES
8/1/02(d) to 7/31/03                              $10.00       (0.01)(#)         1.28(#)     1.27       (0.01)        --
Year ended 7/31/04                                $11.26        0.03(#)          1.28(#)     1.31       (0.09)     (0.18)
Year ended 7/31/05                                $12.30        0.03(#)          1.90(#)     1.93       (0.07)     (0.08)
Year ended 7/31/06                                $14.08        0.06(#)          0.51(#)     0.57       (0.10)     (0.31)
Year ended 7/31/07                                $14.24       (0.04)(#)(!)      2.35(#)     2.31       (0.03)     (0.41)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND SM CLASS A SHARES
8/1/02(d) to 7/31/03                              $10.00        0.07(#)          1.58(#)     1.65       (0.07)        --
Year ended 7/31/04                                $11.58        0.16(#)          1.04(#)     1.20       (0.17)     (0.14)
Year ended 7/31/05                                $12.47        0.19(#)          1.49(#)     1.68       (0.18)     (0.08)
Year ended 7/31/06                                $13.89        0.26(#)          0.33(#)     0.59       (0.25)     (0.27)
Year ended 7/31/07                                $13.96        0.21(#)(!)       1.83(#)     2.04       (0.22)     (0.36)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND SM CLASS B SHARES
8/1/02(d) to 7/31/03                              $10.00        0.02(#)          1.55(#)     1.57       (0.02)        --
Year ended 7/31/04                                $11.55        0.07(#)          1.03(#)     1.10       (0.09)     (0.14)
Year ended 7/31/05                                $12.42        0.09(#)          1.48(#)     1.57       (0.08)     (0.08)
Year ended 7/31/06                                $13.83        0.15(#)          0.34(#)     0.49       (0.15)     (0.27)
Year ended 7/31/07                                $13.90        0.10(#)(!)       1.82(#)     1.92       (0.11)     (0.37)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND SM CLASS C SHARES
8/1/02(d) to 7/31/03                              $10.00        0.02(#)          1.55(#)     1.57       (0.02)        --
Year ended 7/31/04                                $11.55        0.07(#)          1.02(#)     1.09       (0.09)     (0.14)
Year ended 7/31/05                                $12.41        0.09(#)          1.49(#)     1.58       (0.08)     (0.08)
Year ended 7/31/06                                $13.83        0.15(#)          0.33(#)     0.48       (0.15)     (0.27)
Year ended 7/31/07                                $13.89        0.10(#)(!)       1.83(#)     1.93       (0.11)     (0.37)
----------------------------------------------------------------------------------------------------------------------------


                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                         ----------------------------------------------------------

                                                                                  RATIOS OF   RATIOS OF
                                                       NET      TOTAL      NET    EXPENSES     EXPENSES  RATIOS OF NET
                                          TOTAL       ASSET    RETURN    ASSETS,     TO           TO      INVESTMENT
                                        DIVIDENDS    VALUE,   (EXCLUDES   END OF   AVERAGE     AVERAGE   INCOME/(LOSS)   PORTFOLIO
                                           AND       END OF     SALES     PERIOD     NET         NET      TO AVERAGE     TURNOVER
                                      DISTRIBUTIONS  PERIOD    CHARGE)   (000's)  ASSETS (a)  ASSETS (b)  NET ASSETS     RATE (e)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND SM CLASS A SHARES
8/1/02(d) to 7/31/03                     (0.02)      $11.33    13.57%*   $ 10,090    1.24%**     0.33%**     0.16%**        79%
Year ended 7/31/04                       (0.29)      $12.45    12.49%    $ 38,249    0.76%       0.33%       0.80%          22%
Year ended 7/31/05                       (0.20)      $14.32    16.59%    $ 47,172    0.72%       0.33%       0.91%          35%
Year ended 7/31/06                       (0.47)      $14.53     4.80%    $ 50,416    0.72%       0.33%       1.15%          14%
Year ended 7/31/07                       (0.50)      $16.51    17.29%    $ 57,421    0.73%       0.33%       0.62%          14%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND SM CLASS B SHARES
8/1/02(d) to 7/31/03                        --       $11.26    12.65%*   $  3,587    2.06%**     1.08%**    (0.54%)**       79%
Year ended 7/31/04                       (0.28)      $12.30    11.70%    $ 12,106    1.51%       1.08%       0.03%          22%
Year ended 7/31/05                       (0.15)      $14.08    15.73%    $ 16,203    1.47%       1.08%       0.15%          35%
Year ended 7/31/06                       (0.41)      $14.24     4.10%    $ 16,926    1.47%       1.08%       0.39%          14%
Year ended 7/31/07                       (0.44)      $16.11    16.44%    $ 18,547    1.49%       1.08%      (0.13%)         14%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND SM CLASS C SHARES
8/1/02(d) to 7/31/03                     (0.01)      $11.26    12.74%*   $    532    2.20%**     1.08%**    (0.62%)**       79%
Year ended 7/31/04                       (0.27)      $12.30    11.67%    $  1,916    1.51%       1.08%       0.06%          22%
Year ended 7/31/05                       (0.15)      $14.08    15.80%    $  2,164    1.47%       1.08%       0.14%          35%
Year ended 7/31/06                       (0.41)      $14.24     4.11%    $  2,661    1.47%       1.08%       0.37%          14%
Year ended 7/31/07                       (0.44)      $16.11    16.45%    $  3,016    1.49%       1.08%      (0.24%)         14%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND SM CLASS A SHARES
8/1/02(d) to 7/31/03                     (0.07)      $11.58    16.51%*   $ 33,806    0.90%**     0.33%**     0.86%**        55%
Year ended 7/31/04                       (0.31)      $12.47    10.32%    $ 94,739    0.70%       0.33%       1.32%          16%
Year ended 7/31/05                       (0.26)      $13.89    13.53%    $125,130    0.69%       0.33%       1.38%          35%
Year ended 7/31/06                       (0.52)      $13.96     4.36%    $128,564    0.70%       0.33%       1.86%          19%
Year ended 7/31/07                       (0.58)      $15.42    14.82%    $127,824    0.72%       0.33%       1.42%          20%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND SM CLASS B SHARES
8/1/02(d) to 7/31/03                     (0.02)      $11.55    15.70%*   $ 12,606    1.60%**     1.08%**     0.10%**        55%
Year ended 7/31/04                       (0.23)      $12.42     9.47%    $ 39,636    1.45%       1.08%       0.53%          16%
Year ended 7/31/05                       (0.16)      $13.83    12.68%    $ 50,000    1.44%       1.08%       0.62%          35%
Year ended 7/31/06                       (0.42)      $13.90     3.63%    $ 53,395    1.45%       1.08%       1.10%          19%
Year ended 7/31/07                       (0.48)      $15.34    13.97%    $ 56,679    1.47%       1.08%       0.68%          20%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND SM CLASS C SHARES
8/1/02(d) to 7/31/03                     (0.02)      $11.55    15.71%*   $  1,386    1.61%**     1.08%**     0.06%**        55%
Year ended 7/31/04                       (0.23)      $12.41     9.45%    $  8,046    1.45%       1.08%       0.48%          16%
Year ended 7/31/05                       (0.16)      $13.83    12.75%    $  9,034    1.44%       1.08%       0.62%          35%
Year ended 7/31/06                       (0.42)      $13.89     3.53%    $  8,196    1.45%       1.08%       1.11%          19%
Year ended 7/31/07                       (0.48)      $15.34    13.98%    $  9,012    1.47%       1.08%       0.68%          20%
-----------------------------------------------------------------------------------------------------------------------------------


FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                               CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                             RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                           -----------------------------              --------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED    CHANGE IN
                                                NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                                 VALUE,         NET            FROM       RESULTING      NET        NET
                                                BEGINNING   INVESTMENT      INVESTMENT       FROM     INVESTMENT  REALIZED
                                                OF PERIOD  INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME     GAINS
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND SM CLASS A SHARES
8/1/02(d) to 7/31/03                              $10.00       0.12(#)           0.92(#)     1.04       (0.11)        --
Year ended 7/31/04                                $10.93       0.19(#)           0.74(#)     0.93       (0.18)     (0.12)
Year ended 7/31/05                                $11.56       0.24(#)           0.96(#)     1.20       (0.23)     (0.03)
Year ended 7/31/06                                $12.50       0.30(#)           0.15(#)     0.45       (0.30)     (0.24)
Year ended 7/31/07                                $12.41       0.29(#)(!)        1.22(#)     1.51       (0.30)     (0.30)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND SM CLASS B SHARES
8/1/02(d) to 7/31/03                              $10.00       0.06(#)           0.89(#)     0.95       (0.06)        --
Year ended 7/31/04                                $10.89       0.12(#)           0.73(#)     0.85       (0.11)     (0.12)
Year ended 7/31/05                                $11.51       0.14(#)           0.97(#)     1.11       (0.14)     (0.03)
Year ended 7/31/06                                $12.45       0.21(#)           0.14(#)     0.35       (0.21)     (0.24)
Year ended 7/31/07                                $12.35       0.19(#)(!)        1.21(#)     1.40       (0.20)     (0.30)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND SM CLASS C SHARES
8/1/02(d) to 7/31/03                              $10.00       0.06(#)           0.90(#)     0.96       (0.06)        --
Year ended 7/31/04                                $10.90       0.12(#)           0.73(#)     0.85       (0.12)     (0.12)
Year ended 7/31/05                                $11.51       0.15(#)           0.96(#)     1.11       (0.14)     (0.03)
Year ended 7/31/06                                $12.45       0.21(#)           0.14(#)     0.35       (0.20)     (0.24)
Year ended 7/31/07                                $12.36       0.19(#)(!)        1.21(#)     1.40       (0.20)     (0.30)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND SM CLASS A SHARES
8/1/02(d) to 7/31/03                              $10.00       0.15(#)           0.59(#)     0.74       (0.14)        --
Year ended 7/31/04                                $10.60       0.22(#)           0.53(#)     0.75       (0.22)     (0.20)
Year ended 7/31/05                                $10.93       0.25(#)           0.73(#)     0.98       (0.24)     (0.09)
Year ended 7/31/06                                $11.58       0.32(#)           0.03(#)     0.35       (0.31)     (0.27)
Year ended 7/31/07                                $11.35       0.31(#)(!)        0.92(#)     1.23       (0.32)     (0.33)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND SM CLASS B SHARES
8/1/02(d) to 7/31/03                              $10.00       0.10(#)           0.58(#)     0.68       (0.10)        --
Year ended 7/31/04                                $10.58       0.14(#)           0.53(#)     0.67       (0.15)     (0.20)
Year ended 7/31/05                                $10.90       0.17(#)           0.72(#)     0.89       (0.16)     (0.09)
Year ended 7/31/06                                $11.54       0.24(#)           0.02(#)     0.26       (0.23)     (0.27)
Year ended 7/31/07                                $11.30       0.22(#)(!)        0.92(#)     1.14       (0.23)     (0.33)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND SM CLASS C SHARES
8/1/02(d) to 7/31/03                              $10.00       0.09(#)           0.59(#)     0.68       (0.09)        --
Year ended 7/31/04                                $10.59       0.14(#)           0.52(#)     0.66       (0.15)     (0.20)
Year ended 7/31/05                                $10.90       0.17(#)           0.72(#)     0.89       (0.16)     (0.09)
Year ended 7/31/06                                $11.54       0.24(#)           0.03(#)     0.27       (0.22)     (0.27)
Year ended 7/31/07                                $11.32       0.22(#)(!)        0.91(#)     1.13       (0.23)     (0.33)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND SM CLASS A SHARES
8/1/02(d) to 7/31/03                              $10.00       0.21(#)           0.51(#)     0.72       (0.19)        --
Year ended 7/31/04                                $10.53       0.26(#)           0.28(#)     0.54       (0.27)     (0.16)
Year ended 7/31/05                                $10.64       0.30(#)           0.34(#)     0.64       (0.29)     (0.09)
Year ended 7/31/06                                $10.90       0.37(#)(!)       (0.09)(#)    0.28       (0.37)     (0.11)
Year ended 7/31/07                                $10.70       0.38(#)(!)        0.49(#)     0.87       (0.38)     (0.22)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND SM CLASS B SHARES
8/1/02(d) to 7/31/03                              $10.00       0.16(#)           0.49(#)     0.65       (0.15)        --
Year ended 7/31/04                                $10.50       0.19(#)           0.27(#)     0.46       (0.19)     (0.16)
Year ended 7/31/05                                $10.61       0.22(#)           0.34(#)     0.56       (0.21)     (0.09)
Year ended 7/31/06                                $10.87       0.29(#)(!)       (0.09)(#)    0.20       (0.29)     (0.11)
Year ended 7/31/07                                $10.67       0.29(#)(!)        0.50(#)     0.79       (0.30)     (0.21)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND SM CLASS C SHARES
8/1/02(d) to 7/31/03                              $10.00       0.15(#)           0.50(#)     0.65       (0.14)        --
Year ended 7/31/04                                $10.51       0.18(#)           0.28(#)     0.46       (0.20)     (0.16)
Year ended 7/31/05                                $10.61       0.23(#)           0.34(#)     0.57       (0.21)     (0.09)
Year ended 7/31/06                                $10.88       0.29(#)(!)       (0.11)(#)    0.18       (0.28)     (0.11)
Year ended 7/31/07                                $10.67       0.29(#)(!)        0.51(#)     0.80       (0.30)     (0.22)


                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                         ----------------------------------------------------------

                                                                                  RATIOS OF   RATIOS OF
                                                       NET      TOTAL      NET    EXPENSES     EXPENSES  RATIOS OF NET
                                          TOTAL       ASSET    RETURN    ASSETS,     TO           TO      INVESTMENT
                                        DIVIDENDS    VALUE,   (EXCLUDES   END OF   AVERAGE     AVERAGE   INCOME/(LOSS)   PORTFOLIO
                                           AND       END OF     SALES     PERIOD     NET         NET      TO AVERAGE     TURNOVER
                                      DISTRIBUTIONS  PERIOD    CHARGE)   (000's)  ASSETS (a)  ASSETS (b)  NET ASSETS      RATE (e)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND SM CLASS A SHARES
8/1/02(d) to 7/31/03                     (0.11)      $10.93    10.48%*   $ 28,991    0.84%**     0.33%**    1.52%**         55%
Year ended 7/31/04                       (0.30)      $11.56     8.53%    $ 98,293    0.68%       0.33%      1.79%           14%
Year ended 7/31/05                       (0.26)      $12.50    10.43%    $106,044    0.67%       0.33%      1.92%           41%
Year ended 7/31/06                       (0.54)      $12.41     3.65%    $100,588    0.68%       0.33%      2.46%           30%
Year ended 7/31/07                       (0.60)      $13.32    12.32%    $ 92,719    0.69%       0.33%      2.23%           18%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND SM CLASS B SHARES
8/1/02(d) to 7/31/03                     (0.06)      $10.89     9.58%*   $ 14,631    1.63%**     1.08%**    0.74%**         55%
Year ended 7/31/04                       (0.23)      $11.51     7.80%    $ 36,778    1.43%       1.08%      1.05%           14%
Year ended 7/31/05                       (0.17)      $12.45     9.58%    $ 44,111    1.42%       1.08%      1.17%           41%
Year ended 7/31/06                       (0.45)      $12.35     2.82%    $ 43,234    1.43%       1.08%      1.70%           30%
Year ended 7/31/07                       (0.50)      $13.25    11.47%    $ 43,013    1.44%       1.08%      1.48%           18%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND SM CLASS C SHARES
8/1/02(d) to 7/31/03                     (0.06)      $10.90     9.67%*   $  1,335    1.66%**     1.08%**    0.70%**         55%
Year ended 7/31/04                       (0.24)      $11.51     7.76%    $  7,442    1.43%       1.08%      1.04%           14%
Year ended 7/31/05                       (0.17)      $12.45     9.64%    $  7,912    1.42%       1.08%      1.16%           41%
Year ended 7/31/06                       (0.44)      $12.36     2.88%    $  6,495    1.43%       1.08%      1.70%           30%
Year ended 7/31/07                       (0.50)      $13.26    11.46%    $  6,158    1.44%       1.08%      1.48%           18%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND SM CLASS A SHARES
8/1/02(d) to 7/31/03                     (0.14)      $10.60     7.51%*   $ 19,449    1.04%**     0.33%**    1.82%**         72%
Year ended 7/31/04                       (0.42)      $10.93     7.15%    $ 40,851    0.74%       0.33%      2.09%           19%
Year ended 7/31/05                       (0.33)      $11.58     8.97%    $ 41,446    0.72%       0.33%      2.18%           38%
Year ended 7/31/06                       (0.58)      $11.35     3.14%    $ 37,479    0.75%       0.33%      2.80%           22%
Year ended 7/31/07                       (0.65)      $11.93    10.96%    $ 35,676    0.79%       0.33%      2.63%           30%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND SM CLASS B SHARES
8/1/02(d) to 7/31/03                     (0.10)      $10.58     6.81%*   $  9,083    1.80%**     1.08%**    1.09%**         72%
Year ended 7/31/04                       (0.35)      $10.90     6.35%    $ 21,122    1.49%       1.08%      1.31%           19%
Year ended 7/31/05                       (0.25)      $11.54     8.10%    $ 22,752    1.47%       1.08%      1.44%           38%
Year ended 7/31/06                       (0.50)      $11.30     2.28%    $ 20,488    1.50%       1.08%      2.05%           22%
Year ended 7/31/07                       (0.56)      $11.88    10.17%    $ 18,839    1.54%       1.08%      1.89%           30%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND SM CLASS C SHARES
8/1/02(d) to 7/31/03                     (0.09)      $10.59     6.81%*   $  1,017    1.73%**     1.08%**    1.07%**         72%
Year ended 7/31/04                       (0.35)      $10.90     6.29%    $  3,576    1.49%       1.08%      1.26%           19%
Year ended 7/31/05                       (0.25)      $11.54     8.18%    $  4,029    1.47%       1.08%      1.42%           38%
Year ended 7/31/06                       (0.49)      $11.32     2.43%    $  3,058    1.50%       1.08%      2.05%           22%
Year ended 7/31/07                       (0.56)      $11.89    10.08%    $  2,755    1.54%       1.08%      1.88%           30%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND SM CLASS A SHARES
8/1/02(d) to 7/31/03                     (0.19)      $10.53     7.31%*   $  9,387    1.17%**     0.33%**    2.52%**         63%
Year ended 7/31/04                       (0.43)      $10.64     5.11%    $ 20,461    0.84%       0.33%      2.59%           27%
Year ended 7/31/05                       (0.38)      $10.90     6.13%    $ 20,014    0.79%       0.33%      2.76%           46%
Year ended 7/31/06                       (0.48)      $10.70     2.62%    $ 16,138    0.82%       0.33%      3.45%           15%
Year ended 7/31/07                       (0.60)      $10.97     8.33%    $ 15,083    0.89%       0.33%      3.44%           24%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND SM CLASS B SHARES
8/1/02(d) to 7/31/03                     (0.15)      $10.50     6.54%*   $  8,795    1.86%**     1.08%**    1.75%**         63%
Year ended 7/31/04                       (0.35)      $10.61     4.37%    $ 13,524    1.58%       1.08%      1.80%           27%
Year ended 7/31/05                       (0.30)      $10.87     5.34%    $ 12,688    1.54%       1.08%      2.01%           46%
Year ended 7/31/06                       (0.40)      $10.67     1.83%    $ 10,208    1.57%       1.08%      2.69%           15%
Year ended 7/31/07                       (0.51)      $10.95     7.53%    $  9,242    1.64%       1.07%      2.69%           24%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND SM CLASS C SHARES
8/1/02(d) to 7/31/03                     (0.14)      $10.51     6.58%*   $  2,203    1.86%**     1.08%**    1.63%**         63%
Year ended 7/31/04                       (0.36)      $10.61     4.34%    $  6,563    1.58%       1.08%      1.81%           27%
Year ended 7/31/05                       (0.30)      $10.88     5.30%    $  5,304    1.54%       1.08%      2.01%           46%
Year ended 7/31/06                       (0.39)      $10.67     1.72%    $  3,816    1.57%       1.08%      2.68%           15%
Year ended 7/31/07                       (0.52)      $10.95     7.59%    $  3,091    1.64%       1.07%      2.67%           24%


FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                               CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                             RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                           -----------------------------              --------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED    CHANGE IN
                                                NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                                 VALUE,         NET            FROM       RESULTING      NET        NET
                                                BEGINNING   INVESTMENT      INVESTMENT       FROM     INVESTMENT  REALIZED
                                                OF PERIOD  INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME     GAINS
----------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS A SHARES
11/29/05(d) to 7/31/06                            $10.00       0.41             (0.27)       0.14       (0.40)        --
Year ended 7/31/07                                $ 9.74       0.68(!)          (0.13)       0.55       (0.69)     (0.03)
----------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS B SHARES
11/29/05(d) to 7/31/06                            $10.00       0.33             (0.24)       0.09       (0.36)        --
Year ended 7/31/07                                $ 9.73       0.61(!)          (0.13)       0.48       (0.62)     (0.03)
----------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS C SHARES
11/29/05(d) to 7/31/06                            $10.00       0.35             (0.25)       0.10       (0.36)        --
Year ended 7/31/07                                $ 9.74       0.60(!)          (0.12)       0.48       (0.62)     (0.03)
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND CLASS A SHARES
Year ended 7/31/03                                $ 9.92       0.37              0.08        0.45       (0.42)        --
Year ended 7/31/04                                $ 9.95       0.25              0.16        0.41       (0.34)        --
Year ended 7/31/05                                $10.02       0.30              0.11        0.41       (0.35)     (0.01)
Year ended 7/31/06                                $10.07       0.39             (0.30)       0.09       (0.42)     (0.06)
Year ended 7/31/07                                $ 9.68       0.43(!)(@)          --        0.43       (0.44)        --
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND CLASS B SHARES
Year ended 7/31/03                                $ 9.93       0.28              0.08        0.36       (0.34)        --
Year ended 7/31/04                                $ 9.95       0.15              0.18        0.33       (0.26)        --
Year ended 7/31/05                                $10.02       0.23              0.10        0.33       (0.27)     (0.01)
Year ended 7/31/06                                $10.07       0.32             (0.30)       0.02       (0.35)     (0.06)
Year ended 7/31/07                                $ 9.68       0.35(!)(@)        0.01        0.36       (0.36)        --
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND CLASS C SHARES
Year ended 7/31/03                                $ 9.93       0.29              0.08        0.37       (0.34)        --
Year ended 7/31/04                                $ 9.96       0.17              0.15        0.32       (0.26)        --
Year ended 7/31/05                                $10.02       0.23              0.10        0.33       (0.27)     (0.01)
Year ended 7/31/06                                $10.07       0.31             (0.28)       0.03       (0.35)     (0.06)
Year ended 7/31/07                                $ 9.69       0.35(!)(@)          --        0.35       (0.36)        --
----------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND CLASS A SHARES
Year ended 7/31/03                                $ 9.81       0.28              0.02        0.30       (0.37)        --
Year ended 7/31/04                                $ 9.74       0.18(!)          (0.07)       0.11       (0.29)        --
Year ended 7/31/05                                $ 9.56       0.19             (0.09)       0.10       (0.30)        --
Year ended 7/31/06                                $ 9.36       0.28             (0.04)       0.24       (0.35)        --
Year ended 7/31/07                                $ 9.25       0.35(!)           0.08        0.43       (0.36)     (0.01)
----------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND CLASS C SHARES
8/1/03 (d) to 7/31/04                             $ 9.75       0.09(!)          (0.06)       0.03       (0.22)        --
Year ended 7/31/05                                $ 9.56       0.10             (0.08)       0.02       (0.22)        --
Year ended 7/31/06                                $ 9.36       0.21             (0.04)       0.17       (0.28)        --
Year ended 7/31/07                                $ 9.25       0.28(!)           0.09        0.37       (0.29)     (0.01)
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND CLASS A SHARES
Year ended 7/31/03                                $10.77       0.40(!)          (0.07)       0.33       (0.40)     (0.16)
Year ended 7/31/04                                $10.54       0.40(!)           0.06        0.46       (0.40)     (0.17)
Year ended 7/31/05                                $10.43       0.38              0.06        0.44       (0.37)     (0.39)
Year ended 7/31/06                                $10.11       0.36             (0.23)       0.13       (0.35)     (0.44)
Year ended 7/31/07                                $ 9.45       0.36(!)(@)       (0.01)       0.35       (0.34)     (0.10)
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND CLASS B SHARES
Year ended 7/31/03                                $10.71       0.32(!)          (0.07)       0.25       (0.33)     (0.16)
Year ended 7/31/04                                $10.47       0.32(!)           0.07        0.39       (0.32)     (0.17)
Year ended 7/31/05                                $10.37       0.29              0.06        0.35       (0.29)     (0.39)
Year ended 7/31/06                                $10.04       0.28             (0.24)       0.04       (0.27)     (0.44)
Year ended 7/31/07                                $ 9.37       0.29(!)(@)          --        0.29       (0.27)     (0.10)
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND CLASS C SHARES
Year ended 7/31/03                                $10.72       0.32(!)          (0.07)       0.25       (0.33)     (0.16)
Year ended 7/31/04                                $10.48       0.32(!)           0.07        0.39       (0.32)     (0.17)
Year ended 7/31/05                                $10.38       0.31              0.04        0.35       (0.29)     (0.39)
Year ended 7/31/06                                $10.05       0.28             (0.23)       0.05       (0.27)     (0.44)
Year ended 7/31/07                                $ 9.39       0.29(!)(@)          --        0.29       (0.26)     (0.10)
----------------------------------------------------------------------------------------------------------------------------


                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                         ----------------------------------------------------------

                                                                                  RATIOS OF   RATIOS OF
                                                       NET      TOTAL      NET    EXPENSES     EXPENSES  RATIOS OF NET
                                          TOTAL       ASSET    RETURN    ASSETS,     TO           TO      INVESTMENT
                                        DIVIDENDS    VALUE,   (EXCLUDES   END OF   AVERAGE     AVERAGE   INCOME/(LOSS)   PORTFOLIO
                                           AND       END OF     SALES     PERIOD     NET         NET      TO AVERAGE     TURNOVER
                                      DISTRIBUTIONS  PERIOD    CHARGE)   (000's)  ASSETS (a)  ASSETS (b)  NET ASSETS      RATE (e)
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS A SHARES
11/29/05(d) to 7/31/06                   (0.40)      $ 9.74    1.44%*    $   227     2.98%**     0.99%**    6.74%**          41%
Year ended 7/31/07                       (0.72)      $ 9.57    5.47%     $   175     1.39%       0.99%      6.83%            42%
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS B SHARES
11/29/05(d) to 7/31/06                   (0.36)      $ 9.73    0.91%*    $    96     7.16%**     1.74%**    5.98%**          41%
Year ended 7/31/07                       (0.65)      $ 9.56    4.83%     $   156     2.15%       1.74%      6.12%            42%
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS C SHARES
11/29/05(d) to 7/31/06                   (0.36)      $ 9.74    0.94%*    $    55     8.04%**     1.74%**    5.93%**          41%
Year ended 7/31/07                       (0.65)      $ 9.57    4.72%     $   127     2.15%       1.74%      6.04%            42%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND CLASS A SHARES
Year ended 7/31/03                       (0.42)      $ 9.95    4.62%     $20,572     1.14%       1.05%      3.57%           332%
Year ended 7/31/04                       (0.34)      $10.02    4.00%     $22,559     1.15%       1.04%      2.51%           389%
Year ended 7/31/05                       (0.36)      $10.07    4.17%     $15,876     1.16%       1.03%      3.01%           385%
Year ended 7/31/06                       (0.48)      $ 9.68    0.97%     $11,657     1.15%       0.99%      3.97%           352%
Year ended 7/31/07                       (0.44)      $ 9.67    4.45%(@)  $ 8,223     1.16%       0.97%      4.32%            65%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND CLASS B SHARES
Year ended 7/31/03                       (0.34)      $ 9.95    3.74%     $ 7,418     1.89%       1.80%      2.81%           332%
Year ended 7/31/04                       (0.26)      $10.02    3.19%     $ 4,512     1.91%       1.78%      2.27%           385%
Year ended 7/31/05                       (0.28)      $10.07    3.38%     $ 3,907     1.91%       1.78%      2.27%           385%
Year ended 7/31/06                       (0.41)      $ 9.68    0.20%     $ 2,655     1.91%       1.74%      3.20%           352%
Year ended 7/31/07                       (0.36)      $ 9.68    3.75%(@)  $ 2,151     1.91%       1.72%      3.57%            65%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND CLASS C SHARES
Year ended 7/31/03                       (0.34)      $ 9.96    3.75%     $ 1,246     1.89%       1.80%      2.79%           332%
Year ended 7/31/04                       (0.26)      $10.02    3.20%     $   768     1.90%       1.79%      1.76%           389%
Year ended 7/31/05                       (0.28)      $10.07    3.37%     $   649     1.91%       1.78%      2.26%           385%
Year ended 7/31/06                       (0.41)      $ 9.69    0.30%     $   315     1.91%       1.74%      3.16%           352%
Year ended 7/31/07                       (0.36)      $ 9.68    3.65%(@)  $   225     1.90%       1.72%      3.57%            65%
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND CLASS A SHARES
Year ended 7/31/03                       (0.37)      $ 9.74    3.07%     $33,975     1.01%       0.89%      2.39%            72%
Year ended 7/31/04                       (0.29)      $ 9.56    1.12%     $28,262     1.02%       0.89%      1.81%            90%
Year ended 7/31/05                       (0.30)      $ 9.36    1.00%     $17,117     1.02%       0.98%      2.10%            68%
Year ended 7/31/06                       (0.35)      $ 9.25    2.60%     $12,362     1.03%       0.92%      3.07%            53%
Year ended 7/31/07                       (0.37)      $ 9.31    4.70%     $ 9,704     1.05%       0.89%      3.72%            75%
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND CLASS C SHARES
8/1/03 (d) to 7/31/04                    (0.22)      $ 9.56    0.39%*    $   526     1.77%**     1.74%**    0.97%**          90%
Year ended 7/31/05                       (0.22)      $ 9.36    0.23%     $   362     1.77%       1.73%      1.34%            68%
Year ended 7/31/06                       (0.28)      $ 9.25    1.81%     $   205     1.79%       1.67%      2.31%            53%
Year ended 7/31/07                       (0.30)      $ 9.32    3.93%     $   160     1.81%       1.64%      2.97%            75%
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND CLASS A SHARES
Year ended 7/31/03                       (0.56)      $10.54    3.05%     $ 1,906     1.18%       1.04%      3.71%            21%
Year ended 7/31/04                       (0.57)      $10.43    4.35%     $ 2,462     1.24%       1.04%      3.81%            35%
Year ended 7/31/05                       (0.76)      $10.11    4.35%     $ 1,637     1.29%       1.03%      3.63%            83%
Year ended 7/31/06                       (0.79)      $ 9.45    1.32%     $ 1,378     1.31%       0.90%      3.62%            87%
Year ended 7/31/07                       (0.44)      $ 9.36    3.76%(@)  $ 1,231     1.38%       0.86%      3.63%            27%
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND CLASS B SHARES
Year ended 7/31/03                       (0.49)      $10.47    2.26%     $ 1,205     1.92%       1.79%      2.97%            21%
Year ended 7/31/04                       (0.49)      $10.37    3.71%     $ 1,528     1.99%       1.79%      3.06%            35%
Year ended 7/31/05                       (0.68)      $10.04    3.50%     $ 1,479     2.04%       1.78%      2.85%            83%
Year ended 7/31/06                       (0.71)      $ 9.37    0.47%     $ 1,016     2.06%       1.66%      2.86%            87%
Year ended 7/31/07                       (0.37)      $ 9.29    2.98%(@)  $   864     2.13%       1.61%      2.88%            27%
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND CLASS C SHARES
Year ended 7/31/03                       (0.49)      $10.48    2.31%     $   548     1.93%       1.79%      2.98%            21%
Year ended 7/31/04                       (0.49)      $10.38    3.71%     $   363     1.98%       1.79%      3.05%            35%
Year ended 7/31/05                       (0.68)      $10.05    3.45%     $   179     2.03%       1.78%      2.91%            83%
Year ended 7/31/06                       (0.71)      $ 9.39    0.56%     $    87     2.06%       1.66%      2.86%            87%
Year ended 7/31/07                       (0.36)      $ 9.32    3.04%(@)  $    43     2.12%       1.61%      2.89%            27%
-----------------------------------------------------------------------------------------------------------------------------------


FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                               CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                             RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                           -----------------------------              --------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED    CHANGE IN
                                                NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                                 VALUE,         NET            FROM       RESULTING      NET        NET
                                                BEGINNING   INVESTMENT      INVESTMENT       FROM     INVESTMENT  REALIZED
                                                OF PERIOD  INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME     GAINS
----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND CLASS A SHARES
Year ended 7/31/03                                $10.79       0.34(!)          (0.07)       0.27       (0.34)     (0.07)
Year ended 7/31/04                                $10.65       0.34             (0.02)       0.32       (0.34)     (0.09)
Year ended 7/31/05                                $10.54       0.33             (0.07)       0.26       (0.39)     (0.08)
Year ended 7/31/06                                $10.33       0.33(!)          (0.20)       0.13       (0.33)     (0.13)
Year ended 7/31/07                                $10.00       0.34(!)          (0.02)       0.32       (0.34)     (0.03)
----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND CLASS B SHARES
Year ended 7/31/03                                $10.78       0.26(!)          (0.08)       0.18       (0.26)     (0.07)
Year ended 7/31/04                                $10.63       0.30             (0.03)       0.27       (0.30)     (0.09)
Year ended 7/31/05                                $10.51       0.34             (0.07)       0.27       (0.39)     (0.08)
Year ended 7/31/06                                $10.31       0.33(!)          (0.20)       0.13       (0.33)     (0.13)
Year ended 7/31/07                                $ 9.98       0.34(!)          (0.01)       0.33       (0.34)     (0.03)
----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND CLASS C SHARES
Year ended 7/31/03                                $10.78       0.26(!)          (0.08)       0.18       (0.26)     (0.07)
Year ended 7/31/04                                $10.63       0.28             (0.04)       0.24       (0.25)     (0.09)
Year ended 7/31/05                                $10.53       0.24             (0.05)       0.19       (0.31)     (0.08)
Year ended 7/31/06                                $10.33       0.26(!)          (0.21)       0.05       (0.26)     (0.13)
Year ended 7/31/07                                $ 9.99       0.27(!)          (0.02)       0.25       (0.26)     (0.03)
----------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND CLASS A SHARES
Year ended 7/31/03                                $10.48       0.35             (0.10)       0.25       (0.34)        --
Year ended 7/31/04                                $10.39       0.33              0.03        0.36       (0.33)     (0.03)
Year ended 7/31/05                                $10.39       0.33             (0.08)       0.25       (0.32)     (0.07)
Year ended 7/31/06                                $10.25       0.33(!)          (0.21)       0.12       (0.33)     (0.03)
Year ended 7/31/07                                $10.01       0.34(!)(@)       (0.04)       0.30       (0.32)     (0.01)
----------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND CLASS B SHARES
Year ended 7/31/03                                $10.29       0.27             (0.10)       0.17       (0.27)        --
Year ended 7/31/04                                $10.19       0.24              0.03        0.27       (0.25)     (0.03)
Year ended 7/31/05                                $10.18       0.25             (0.08)       0.17       (0.25)     (0.07)
Year ended 7/31/06                                $10.03       0.25(!)          (0.21)       0.04       (0.26)     (0.03)
Year ended 7/31/07                                $ 9.78       0.26(!)(@)       (0.03)       0.23       (0.25)     (0.01)
----------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND CLASS C SHARES
Year ended 7/31/03                                $10.44       0.26             (0.09)       0.17       (0.26)        --
Year ended 7/31/04                                $10.35       0.26              0.02        0.28       (0.25)     (0.03)
Year ended 7/31/05                                $10.35       0.25             (0.09)       0.16       (0.24)     (0.07)
Year ended 7/31/06                                $10.20       0.25(!)          (0.20)       0.05       (0.25)     (0.03)
Year ended 7/31/07                                $ 9.97       0.26(!)(@)       (0.03)       0.23       (0.25)     (0.01)
----------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND CLASS A SHARES
Year ended 7/31/03                                $10.38       0.30             (0.05)       0.25       (0.30)     (0.03)
Year ended 7/31/04                                $10.30       0.27             (0.13)       0.14       (0.27)     (0.01)
Year ended 7/31/05                                $10.16       0.26             (0.13)       0.13       (0.26)     (0.01)
Year ended 7/31/06                                $10.02       0.27             (0.15)       0.12       (0.27)        --
Year ended 7/31/07                                $ 9.87       0.28(!)           0.02        0.30       (0.29)        --
----------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND CLASS B SHARES
Year ended 7/31/03                                $10.38       0.21             (0.05)       0.16       (0.21)     (0.03)
Year ended 7/31/04                                $10.30       0.18             (0.13)       0.05       (0.18)     (0.01)
Year ended 7/31/05                                $10.16       0.17             (0.13)       0.04       (0.17)     (0.01)
Year ended 7/31/06                                $10.02       0.19             (0.15)       0.04       (0.18)        --
Year ended 7/31/07                                $ 9.88       0.20(!)             --        0.20       (0.20)        --
----------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND CLASS C SHARES
Year ended 7/31/03                                $10.38       0.21             (0.06)       0.15       (0.21)     (0.03)
Year ended 7/31/04                                $10.29       0.19             (0.13)       0.06       (0.18)     (0.01)
Year ended 7/31/05                                $10.16       0.18             (0.14)       0.04       (0.17)     (0.01)
Year ended 7/31/06                                $10.02       0.19             (0.15)       0.04       (0.18)        --
Year ended 7/31/07                                $ 9.88       0.20(!)           0.01        0.21       (0.20)        --
----------------------------------------------------------------------------------------------------------------------------


                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                         ----------------------------------------------------------

                                                                                  RATIOS OF   RATIOS OF
                                                       NET      TOTAL      NET    EXPENSES     EXPENSES  RATIOS OF NET
                                          TOTAL       ASSET    RETURN    ASSETS,     TO           TO      INVESTMENT
                                        DIVIDENDS    VALUE,   (EXCLUDES   END OF   AVERAGE     AVERAGE   INCOME/(LOSS)   PORTFOLIO
                                           AND       END OF     SALES     PERIOD     NET         NET      TO AVERAGE     TURNOVER
                                      DISTRIBUTIONS  PERIOD    CHARGE)   (000's)  ASSETS (a)  ASSETS (b)  NET ASSETS      RATE (e)
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND CLASS A SHARES
Year ended 7/31/03                       (0.41)      $10.65    2.48%     $ 4,317     1.08%       0.98%      3.10%           85%
Year ended 7/31/04                       (0.43)      $10.54    3.03%     $ 4,479     1.09%       0.98%      3.17%           84%
Year ended 7/31/05                       (0.47)      $10.33    2.44%     $ 3,064     1.10%       0.95%      3.20%           60%
Year ended 7/31/06                       (0.46)      $10.00    1.27%     $ 2,559     1.12%       0.96%      3.28%           60%
Year ended 7/31/07                       (0.37)      $ 9.95    3.23%     $ 2,038     1.15%       0.94%      3.37%           37%
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND CLASS B SHARES
Year ended 7/31/03                       (0.33)      $10.63    1.67%     $ 1,066     1.83%       1.73%      2.35%           85%
Year ended 7/31/04                       (0.39)      $10.51    2.54%     $ 1,269     1.84%       1.44%      2.71%           84%
Year ended 7/31/05                       (0.47)      $10.31    2.54%     $   987     1.86%       0.95%      3.20%           60%
Year ended 7/31/06                       (0.46)      $ 9.98    1.28%     $   446     1.87%       0.96%      3.27%           60%
Year ended 7/31/07                       (0.37)      $ 9.94    3.34%     $   358     1.90%       0.94%      3.37%           37%
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND CLASS C SHARES
Year ended 7/31/03                       (0.33)      $10.63    1.64%     $   973     1.83%       1.73%      2.35%           85%
Year ended 7/31/04                       (0.34)      $10.53    2.29%     $   366     1.83%       1.73%      2.42%           84%
Year ended 7/31/05                       (0.39)      $10.33    1.76%     $   157     1.85%       1.69%      2.45%           60%
Year ended 7/31/06                       (0.39)      $ 9.99    0.41%     $    89     1.87%       1.71%      2.52%           60%
Year ended 7/31/07                       (0.29)      $ 9.95    2.55%     $   101     1.89%       1.67%      2.64%           37%
-----------------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND CLASS A SHARES
Year ended 7/31/03                       (0.34)      $10.39    2.39%     $25,177     1.10%       1.02%      3.23%           20%
Year ended 7/31/04                       (0.36)      $10.39    3.40%     $26,962     1.11%       1.03%      3.14%           15%
Year ended 7/31/05                       (0.39)      $10.25    2.36%     $27,870     1.12%       1.04%      3.13%           19%
Year ended 7/31/06                       (0.36)      $10.01    1.19%     $23,032     1.15%       1.05%      3.29%           25%
Year ended 7/31/07                       (0.33)      $ 9.98    3.06%(@)  $15,451     1.18%       1.04%      3.25%           12%
-----------------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND CLASS B SHARES
Year ended 7/31/03                       (0.27)      $10.19    1.59%     $ 5,101     1.84%       1.76%      2.48%           20%
Year ended 7/31/04                       (0.28)      $10.18    2.62%     $ 4,714     1.86%       1.78%      2.39%           15%
Year ended 7/31/05                       (0.32)      $10.03    1.66%     $ 4,279     1.87%       1.79%      2.37%           19%
Year ended 7/31/06                       (0.29)      $ 9.78    0.37%     $ 3,426     1.90%       1.80%      2.54%           25%
Year ended 7/31/07                       (0.26)      $ 9.75    2.26%(@)  $ 2,682     1.93%       1.79%      2.50%           12%
-----------------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND CLASS C SHARES
Year ended 7/31/03                       (0.26)      $10.35    1.65%     $ 6,395     1.85%       1.77%      2.48%           20%
Year ended 7/31/04                       (0.28)      $10.35    2.65%     $ 4,328     1.86%       1.78%      2.39%           15%
Year ended 7/31/05                       (0.31)      $10.20    1.60%     $ 3,820     1.87%       1.79%      2.37%           19%
Year ended 7/31/06                       (0.28)      $ 9.97    0.44%     $ 1,217     1.90%       1.80%      2.50%           25%
Year ended 7/31/07                       (0.26)      $ 9.94    2.19%(@)  $   734     1.93%       1.79%      2.50%           12%
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND CLASS A SHARES
Year ended 7/31/03                       (0.33)      $10.30    2.45%     $ 8,006     1.02%       0.84%      2.84%           12%
Year ended 7/31/04                       (0.28)      $10.16    1.37%     $ 7,294     1.03%       0.84%      2.60%           21%
Year ended 7/31/05                       (0.27)      $10.02    1.33%     $ 4,713     1.05%       0.83%      2.55%           11%
Year ended 7/31/06                       (0.27)      $ 9.87    1.20%     $ 4,728     1.13%       0.83%      2.70%           12%
Year ended 7/31/07                       (0.29)      $ 9.88    3.05%     $ 4,511     1.22%       0.83%      2.85%           28%
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND CLASS B SHARES
Year ended 7/31/03                       (0.24)      $10.30    1.70%     $ 2,010     1.76%       1.69%      1.95%           12%
Year ended 7/31/04                       (0.19)      $10.16    0.43%     $ 1,574     1.78%       1.69%      1.76%           21%
Year ended 7/31/05                       (0.18)      $10.02    0.46%     $ 1,175     1.80%       1.68%      1.71%           11%
Year ended 7/31/06                       (0.18)      $ 9.88    0.42%     $   607     1.88%       1.68%      1.83%           12%
Year ended 7/31/07                       (0.20)      $ 9.88    2.06%     $   568     1.98%       1.68%      2.00%           28%
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND CLASS C SHARES
Year ended 7/31/03                       (0.24)      $10.29    1.60%     $ 3,967     1.77%       1.69%      1.97%           12%
Year ended 7/31/04                       (0.19)      $10.16    0.48%     $ 1,794     1.78%       1.69%      1.76%           21%
Year ended 7/31/05                       (0.18)      $10.02    0.43%     $   449     1.80%       1.68%      1.69%           11%
Year ended 7/31/06                       (0.18)      $ 9.88    0.43%     $   196     1.88%       1.68%      1.83%           12%
Year ended 7/31/07                       (0.20)      $ 9.89    2.16%     $   145     1.98%       1.68%      2.00%           28%
-----------------------------------------------------------------------------------------------------------------------------------


FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                 NET REALIZED
                                               NET ASSET                        AND UNREALIZED         LESS
                                                VALUE,             NET              GAINS/         DISTRIBUTIONS
                                               BEGINNING        INVESTMENT      (LOSSES) FROM           TO
                                               OF PERIOD         INCOME           INVESTMENTS       SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND CLASS A SHARES
Year ended 7/31/03                               $1.00            0.01                 --(^)           (0.01)
Year ended 7/31/04                               $1.00              --(^)              --(^)              --(^)
Year ended 7/31/05                               $1.00            0.02                 --(^)           (0.02)
Year ended 7/31/06                               $1.00            0.04                 --(^)           (0.04)
Year ended 7/31/07                               $1.00            0.05(!)(@)           --(^)           (0.05)
------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND CLASS B SHARES
Year ended 7/31/03                               $1.00              --(^)              --(^)              --(^)
Year ended 7/31/04                               $1.00              --(^)              --(^)              --(^)
Year ended 7/31/05                               $1.00            0.01                 --(^)           (0.01)
Year ended 7/31/06                               $1.00            0.03                 --(^)           (0.03)
Year ended 7/31/07                               $1.00            0.04(!)(@)           --(^)           (0.04)
------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND CLASS C SHARES
Year ended 7/31/03                               $1.00              --(^)              --(^)              --(^)
Year ended 7/31/04                               $1.00              --(^)              --(^)              --(^)
Year ended 7/31/05                               $1.00            0.01                 --(^)           (0.01)
Year ended 7/31/06                               $1.00            0.03                 --(^)           (0.03)
Year ended 7/31/07                               $1.00            0.04(!)(@)           --(^)           (0.04)
------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND CLASS A SHARES
Year ended 7/31/03                               $1.00            0.01                 --              (0.01)
Year ended 7/31/04                               $1.00              --(^)              --                 --(^)
Year ended 7/31/05                               $1.00            0.01                 --(^)           (0.01)
Year ended 7/31/06                               $1.00            0.02                 --(^)           (0.02)
Year ended 7/31/07                               $1.00            0.03(!)              --              (0.03)
------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND CLASS A SHARES
Year ended 7/31/03                               $1.00            0.01                 --^             (0.01)
Year ended 7/31/04                               $1.00              --(^)              --(^)              --(^)
Year ended 7/31/05                               $1.00            0.01                 --              (0.01)
Year ended 7/31/06                               $1.00            0.03                 --(^)           (0.03)
Year ended 7/31/07                               $1.00            0.03(!)              --(^)           (0.03)
------------------------------------------------------------------------------------------------------------------


                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                                   -----------------------------------------------------

                                                                              RATIOS OF       RATIO OF       RATIOS OF
                                                                   NET        EXPENSES        EXPENSES          NET
                                         NET ASSET                ASSETS,        TO              TO          INVESTMENT
                                           VALUE,                 END OF       AVERAGE        AVERAGE          INCOME
                                           END OF      TOTAL      PERIOD         NET            NET          TO AVERAGE
                                           PERIOD      RETURN    (000 'S)     ASSETS (a)     ASSETS (b)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND CLASS A SHARES
Year ended 7/31/03                         $1.00        0.76%    $436,687        0.90%          0.79%          0.77%
Year ended 7/31/04                         $1.00        0.40%    $387,424        0.91%          0.79%          0.40%
Year ended 7/31/05                         $1.00        1.66%    $464,391        0.90%          0.79%          1.67%
Year ended 7/31/06                         $1.00        3.71%    $455,183        0.91%          0.79%          3.65%
Year ended 7/31/07                         $1.00        4.67%    $625,362        0.91%          0.79%          4.57%
------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND CLASS B SHARES
Year ended 7/31/03                         $1.00        0.32%    $  2,426        1.65%          1.22%          0.33%
Year ended 7/31/04                         $1.00        0.24%    $  1,651        1.66%          0.95%          0.23%
Year ended 7/31/05                         $1.00        0.95%    $  1,340        1.66%          1.51%          1.14%
Year ended 7/31/06                         $1.00        2.94%    $  1,216        1.66%          1.54%          2.84%
Year ended 7/31/07                         $1.00        3.90%    $  1,468        1.66%          1.54%          3.83%
------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND CLASS C SHARES
Year ended 7/31/03                         $1.00        0.32%    $    154        1.65%          1.14%          0.32%
Year ended 7/31/04                         $1.00        0.23%    $  2,843        1.66%          0.98%          0.25%
Year ended 7/31/05                         $1.00        0.95%    $  1,474        1.65%          1.46%          0.85%
Year ended 7/31/06                         $1.00        2.93%    $    879        1.66%          1.54%          2.80%
Year ended 7/31/07                         $1.00        3.90%    $  1,066        1.66%          1.54%          3.82%
------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND CLASS A SHARES
Year ended 7/31/03                         $1.00        0.78%    $     19        0.92%          0.64%          0.90%
Year ended 7/31/04                         $1.00        0.49%    $     18        0.91%          0.64%          0.48%
Year ended 7/31/05                         $1.00        1.30%    $    110        0.93%          0.69%          1.45%
Year ended 7/31/06                         $1.00        2.48%    $  1,686        0.93%          0.70%          2.77%
Year ended 7/31/07                         $1.00        3.04%    $ 14,710        0.92%          0.70%          3.07%
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND CLASS A SHARES
Year ended 7/31/03                         $1.00        0.80%    $ 53,079        1.03%          0.52%          0.80%
Year ended 7/31/04                         $1.00        0.43%    $ 17,590        1.05%          0.63%          0.42%
Year ended 7/31/05                         $1.00        1.30%    $ 25,516        1.06%          0.63%          1.30%
Year ended 7/31/06                         $1.00        2.62%    $ 27,027        1.06%          0.50%          2.62%
Year ended 7/31/07                         $1.00        3.30%    $ 38,516        1.04%          0.46%          3.24%
------------------------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


(a)  Before waivers and reimbursements.

(b)   Net of waivers and reimbursements.

(c)   Commencement of operations was August 1, 2005.

(d)   Reflects date of commencement of operations.

(e) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.

(^)   Amount is less than $0.005 per share.

(+)   Formerly the Large Cap Core Fund.

*     Not annualized.

**    Annualized.

(#)   Represents income or gains/(losses) from affiliates.

(!)   Average shares method used in calculation.

(~) Includes dividend expense for securities sold short. Dividend expense was less than 0.005% for the year ended July 31, 2007.

(@) During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as INCREASE FROM PAYMENT BY THE ADVISOR in the Statements of Operations. See additional information below regarding per share impacts and total return for the year ended July 31, 2007 had this payment not occurred.

                                      TOTAL RETURN EXCLUDING PAYMENT BY THE ADVISOR            AMOUNT PER SHARE FOR
                                                 (EXCLUDES SALES CHARGE)                      PAYMENT BY THE ADVISOR&
----------------------------------------------------------------------------------------------------------------------
                                    CLASS A               CLASS B               CLASS C              ALL CLASSES
Mid Cap Growth                       16.93%                16.06%                16.07%                $0.01
Quality Growth                       20.05%                19.15%                19.15%                $0.02
Disciplined Large Cap Value          14.13%                13.38%                13.34%                $  --^
Dividend Growth                      14.64%                13.78%                13.79%                $0.07
International Equity                 24.27%                23.36%                23.31%                $  --^
Total Return Bond                     4.45%                 3.75%                 3.65%                $0.01
Municipal Bond                        3.53%                 2.76%                 2.82%                $0.02
Ohio Municipal                        2.86%                 2.15%                 2.09%                $0.01

(^)   Amount is less than $.005.

(&) Per share impact of the payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net investment income/(loss) in these Financial Highlights includes the Payment by the Advisor.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

ADDRESSES
--------------------------------------------------------------------------------

Fifth Third Funds                      Fifth Third Funds
Stock and Bond Mutual Funds            38 Fountain Square Plaza
Asset Allocation Funds                 Cincinnati, Ohio 45263
Money Market Mutual Funds
Class A Shares
Class B Shares
Class C Shares

--------------------------------------------------------------------------------
Investment Advisor, Administrator      Fifth Third Asset Management, Inc.
and Accountant                         38 Fountain Square Plaza
                                       Cincinnati, Ohio 45263
--------------------------------------------------------------------------------
Distributor                            ALPS Distributor, Inc.
                                       1290 Broadway, Suite 1100
                                       Denver, Colorado 80203
--------------------------------------------------------------------------------
Sub-Advisor                            Fort Washington Investment Advisors, Inc.
(High Yield Bond Fund only)            420 East Fourth Street
                                       Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
Custodian, Sub-Accountant and          State Street Bank and Trust Company
Sub-Administrator                      State Street Financial Center
                                       One Lincoln Street
                                       Boston, Massachusetts 02111-2900
--------------------------------------------------------------------------------
Transfer Agent and Dividend            Boston Financial Data Services, Inc.
Disbursing Agent                       30 Dan Road
                                       Canton, Massachusetts 02021
--------------------------------------------------------------------------------
Independent Registered Public          PricewaterhouseCoopers LLP
Accounting Firm                        100 East Broad Street
                                       Suite 2100
                                       Columbus, Ohio 43215
--------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------

YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706:

                                  FIFTH THIRD
                         FUNDS 38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263
                      YOU CAN ALSO ACCESS THESE DOCUMENTS,
     FREE OF CHARGE ON THE FUNDS' WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*

--------------------------------------------------------------------------------

           *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

      o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

      o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.

                                FIFTH THIRD FUNDS

Investment Company Act file no. 811-5669.

                                FIFTH THIRD FUNDS

ABC-1107

o     STOCK AND BOND MUTUAL FUNDS
      ASSET ALLOCATION FUNDS
      INSTITUTIONAL SHARES

      ________________

      PROSPECTUS

      NOVEMBER 29, 2007


      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      FIFTH THIRD FUNDS

FIFTH THIRD FUNDS
STOCK AND BOND MUTUAL FUNDS
ASSET ALLOCATION FUNDS
INSTITUTIONAL SHARES

TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:


OBJECTIVES, STRATEGIES AND RISKS

US EQUITY FUNDS - GROWTH
Small Cap Growth Fund ........................   2
Mid Cap Growth Fund ..........................   4
Quality Growth Fund ..........................   6
Dividend Growth Fund .........................   8

US EQUITY FUNDS - VALUE
Micro Cap Value Fund .........................  10
Small Cap Value Fund .........................  12
All Cap Value Fund ...........................  14
Disciplined Large Cap Value Fund .............  16

STRUCTURED PRODUCTS (QUANTITATIVE)
Structured Large Cap Plus Fund ...............  18
Equity Index Fund ............................  20
International Equity Fund ....................  22

SPECIALTY STRATEGY
Strategic Income Fund ........................  24

SPECIALTY-ASSET ALLOCATION STRATEGIES
LifeModel Aggressive FundSM ..................  26
LifeModel Moderately Aggressive FundSM .......  30
LifeModel Moderate FundSM ....................  34
LifeModel Moderately Conservative FundSM .....  38
LifeModel Conservative FundSM ................  42

FIXED INCOME FUNDS - TAXABLE
High Yield Bond Fund .........................  46
Total Return Bond Fund .......................  48
Short Term Bond Fund .........................  50
FIXED INCOME FUNDS - MUNICIPAL
Municipal Bond Fund ..........................  52
Intermediate Municipal Bond Fund .............  54
Ohio Municipal Bond Fund .....................  56
Michigan Municipal Bond Fund .................  58

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables ...................................  60
Expense Examples .............................  64

ADDITIONAL INFORMATION ABOUT THE
        FUNDS' INVESTMENTS
Name Policies ................................  66
Investment Practices .........................  66
Investment Risks .............................  73
Investment Policies of the Underlying Funds ..  75
Additional Information about the Funds .......  76

FUND MANAGEMENT
Investment Advisor and Subadvisor ............  76
Portfolio Managers ...........................  78
Portfolio Holdings ...........................  82

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ...........  83
Abusive Trading Practices ....................  83
Purchasing and Adding To Your Shares .........  84
Selling Your Shares ..........................  85
Exchanging Your Shares .......................  86
Dividends and Capital Gains ..................  87
Expenses .....................................  87
Taxation .....................................  87

FINANCIAL HIGHLIGHTS .........................  91

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about each of the stock, bond, and asset allocation funds (each, a "Fund" and, collectively, the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.


All Funds are managed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor"). Fort Washington Investment Advisors, Inc. ("Fort Washington") acts as investment subadvisor to Fifth Third High Yield Bond Fund.


LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

There is no guarantee that any Fund will achieve its objective.

                                                                          ------
FIFTH THIRD SMALL CAP GROWTH FUND                                         GROWTH
------------------------------------------------------------------------- ------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of small cap companies. Small cap companies are defined as those companies included in the Russell 2000 Growth Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of October 31, 2007, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $14 million to $7.7 billion. The median market capitalization of companies included in the Russell 2000 Growth Index was approximately $703 million.


The Fund seeks to outperform the Russell 2000 Growth Index over rolling five-year periods. The Advisor believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Advisor uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Advisor believes this method is particularly valuable in the small cap universe. The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on companies demonstrating above-average growth and strong balance sheets. Quantitative analysis is used to identify stocks the Advisor believes have above-average growth and strong balance sheets. Factors considered include return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor uses a fundamental analysis of financial statements to look for companies that, in its opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell 2000 Growth Index and monitoring risk statistics relative to the Russell 2000 Growth Index.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

GROWTH SECURITIES RISK. The Fund invests in growth oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

27.94%  -6.15%  27.98%  -0.38%  -4.11%  -25.00%  40.45%   6.04%   4.64%  12.05%
--------------------------------------------------------------------------------
 1997    1998    1999     2000    2001    2002     2003    2004    2005   2006

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                 Q4 2001           20.66%
Worst quarter:                                Q3 1998          -21.20%
Year to Date Return (1/1/07 to 9/30/07):                        14.51%
--------------------------------------------------------------------------------


______________
(1) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Small Company Growth Fund. On October 29, 2001, the Kent Small Company Growth Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Small Cap Growth Fund.

FIFTH THIRD SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                   INCEPTION DATE   PAST YEAR       PAST 5 YEARS    PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(2)                                              11/2/92
   Return Before Taxes                                                              12.05%             5.54%            6.75%
   Return After Taxes on Distributions(3)                                            8.10%             3.59%            5.13%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                   12.15%             4.55%            5.49%
---------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              13.35%             6.93%            4.88%
---------------------------------------------------------------------------------------------------------------------------------



(1) On October 29, 2001, the Kent Small Company Growth Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Small Cap Growth Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Small Company Growth Fund.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

                                                                          ------
FIFTH THIRD MID CAP GROWTH FUND                                           GROWTH
------------------------------------------------------------------------- ------

FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are defined as those companies included in the Russell MidCap Growth Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of October 31, 2007, the market capitalization of companies included in the Russell MidCap Growth Index ranged from approximately $835 million to approximately $31 billion. The average market capitalization of companies included in the Russell MidCap Growth Index was $9.9 billion and the median market capitalization was approximately $5.0 billion.


To achieve its secondary objective of income, the Fund relies on dividend and interest income. The Fund may invest up to 20% of its assets in common stocks of large cap companies (many of which pay dividends), small cap companies, convertible securities, and debt securities that pay interest.

The Fund seeks to outperform the Russell MidCap Growth Index over rolling five-year periods. The Advisor believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Advisor uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Advisor believes this method is particularly valuable in the mid cap universe. The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on companies demonstrating above-average growth and strong balance sheets. Quantitative analysis is used to identify stocks the Advisor believes have above-average growth and strong balance sheets. Factors considered include return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor uses a fundamental analysis of financial statements to look for companies that, in its opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell MidCap Growth Index and monitoring risk statistics relative to the Russell MidCap Growth Index.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.


MEDIUM-SIZED COMPANY RISK. Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.


DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return on their investment, to an extent, supporting a stock's price, even during periods when prices of equity securities are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest profits into research, development, plant and equipment to accommodate expansion.

GROWTH SECURITIES RISK. The Fund invests in growth oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.


FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the risk that prices of debt securities will rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may also decrease during periods of rising interest rates. In addition, debt securities are subject to CREDIT RISK, which is the risk that an issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

FIFTH THIRD MID CAP GROWTH FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

                                  [BAR CHART]

32.64%  3.41%   17.06%  6.93%  -6.28%  -30.43%  37.51%  8.32%   11.30%   10.03%
--------------------------------------------------------------------------------
1997     98      99      00      01      02       03     04      05       06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                 Q4 1999         23.15%
Worst quarter:                                Q3 2001        -22.69%
Year to Date Return (1/1/07 to 9/30/07):                      13.29%
--------------------------------------------------------------------------------


________________
(1) The Fund first offered Institutional shares on August 11, 1998. The quoted performance of Institutional shares for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expense structure.



---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------------------------------------------------
                                                                   INCEPTION DATE    PAST YEAR     PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                                1/1/85
   Return Before Taxes                                                               10.03%          4.88%             7.41%
   Return After Taxes on Distributions(2)                                             6.87%          4.23%             6.08%
   Return After Taxes on Distributions
       and Sale of Fund Shares(2)                                                    10.84%          4.21%             6.07%
---------------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               10.66%          8.22%             8.82%
---------------------------------------------------------------------------------------------------------------------------------



(1) The Fund first offered Institutional shares on August 11, 1998. The quoted performance of Institutional shares for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expense structure.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell MidCap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R)
      Index with higher price-to-book ratios and higher forecasted growth value.

                                                                          ------
FIFTH THIRD QUALITY GROWTH FUND                                           GROWTH
------------------------------------------------------------------------- ------

FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 65% of its total assets in common stocks of growth companies.

The Advisor considers growth companies to be those companies that, in the opinion of the Advisor, offer excellent prospects for consistent, above-average revenue and earnings growth, improving profit trends, and positive investor sentiment coupled with solid operating momentum. The Advisor generally looks for companies with a strong record of earnings growth and considers the company's current ratio of debt to capital and the quality of its management. Most of the companies in which the Fund invests are U.S. companies with a market capitalization greater than $3 billion.

To achieve its secondary objective of income, the Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The Fund reserves the right to invest up to 35% of its total assets in convertible securities which, at the time of investment, are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's or their unrated equivalents.


The Fund seeks to outperform the Russell 1000(R) Growth Index over rolling five-year periods. The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Advisor believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Advisor uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on strong fundamental growth, better than average valuation characteristics, and strong financial condition and characteristics. Factors considered in identifying companies with strong earnings growth include the business model, the quality of management, competitive advantages, the product pipeline, and financial characteristics. The Advisor uses a fundamental analysis of financial statements to look for companies that, in its opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills.


The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.


The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell 1000(R) Growth Index and monitoring risk statistics relative to the Russell 1000(R) Growth Index. The Adviser also relies on intensive research and believes that security selection will be the main source of active risk.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return of their investment, to an extent, supporting the stock's price, even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

GROWTH SECURITIES RISK. The Fund invests in growth oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

SMALLER COMPANY RISK. Stocks of smaller companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

LARGE AND MEDIUM-SIZED COMPANY RISK. There are inherent risks to investing in equity securities of large and medium-sized companies. For instance, changes in the competitive environment can create business challenges that may increase the volatility of a specific equity. A company's size, usually defined by market capitalization, can also create various risks for the Fund. Larger, more established companies tend to operate in mature markets, which often are very competitive with less robust growth prospects. Stocks of mid-sized companies tend to be more volatile and more sensitive to market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.


CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the risk that prices of debt securities will rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may also decrease during periods of rising interest rates. In addition, debt securities are subject to CREDIT RISK, which is the risk that an issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

FIFTH THIRD QUALITY GROWTH FUND
--------------------------------------------------------------------------------


TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES (1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

32.70%  30.16%  23.86%  -3.82%  -13.76%  -32.51%  31.37%  -0.88%  6.25%   4.95%
--------------------------------------------------------------------------------
1997     98      99      00      01        02      03       04     05       06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                    Q4 1998        28.21%
Worst quarter:                                   Q2 2002       -19.74%
Year to Date Return (1/1/07 to 9/30/07):                        17.44%
--------------------------------------------------------------------------------

_________________
(1) The Fund first offered Institutional shares on August 11, 1998. The quoted performance of Institutional shares for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expense structure.



-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
-------------------------------------------------------------------------------------------------------------------------------
                                                                   INCEPTION DATE    PAST YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------------------
Institutional Shares(1)                                               1/1/83
   Return Before Taxes                                                                 4.95%         -0.40%          5.69%
   Return After Taxes on Distributions(2)                                              4.65%         -0.48%          4.83%
   Return After Taxes on Distributions
       and Sale of Fund Shares(2)                                                      3.52%         -0.36%          4.75%
-------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 9.07%          2.69%          5.44%
-------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                15.79%          6.19%          8.42%
-------------------------------------------------------------------------------------------------------------------------------



(1) The Fund first offered Institutional shares on August 11, 1998. The quoted performance of Institutional shares for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expense structure.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

                                                                     -----------
FIFTH THIRD DIVIDEND GROWTH FUND                                       GROWTH
-------------------------------------------------------------------- -----------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund will normally concentrate its investments in a group of 35 to 65 stocks. The Fund is designed to provide long-term capital appreciation by investing at least 80% of its assets in high-quality companies with histories of rising earnings and dividends. The portfolio managers believe that high-quality companies have the potential to provide an increasing stream of income to shareholders and protect investment capital in down markets. In selecting suitable investments, the Advisor will attempt to find companies with a track record of consistent growth in earnings and dividends. The Fund may also invest up to 20% of its assets in attractive growth or attractive value companies that may or may not pay a dividend. The Advisor will focus on several key areas in implementing the Fund's investment strategy.

The Advisor will typically employ quantitative screens to identify high-quality companies that meet market capitalization targets. The Advisor will evaluate widely-traded companies with market capitalizations greater than $2 billion-including large and some mid cap companies. Within this universe of companies, the Advisor will seek companies that are experiencing consistent earnings and dividend growth by searching for companies that have reported increased earnings and/or dividends over the last several reporting periods.

The Advisor will typically also rank each company based on the quality of earnings and dividends and the prospect for a continuation of earnings and dividends growth. The Advisor will typically employ screening tools that capture quantitative factors such as earnings and dividend quality rankings, earnings stability, and earnings and dividend growth - screening that will aid in the identification of attractive new ideas warranting further consideration.

The Advisor will typically also conduct an analysis of company fundamentals and historical valuations. The Advisor will typically utilize a stock selection approach that is fundamentally based and focuses on issues related to the quality of management, product development, reputation, financial progress, business models, and enterprise risks.

The Fund's disciplined approach will continue once a stock is purchased and the Advisor will closely monitor risk factors of the portfolio and seek to control risk by adjusting sector weights and diversifying the portfolio as it deems appropriate.

The Advisor will typically also employ a consistent sell strategy. If a stock that was chosen for the portfolio no longer meets the pre-established parameters, or if another company is identified to have greater fundamental potential, the stock may be sold.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

NON-DIVERSIFICATION RISK. The Fund is a non-diversified fund with regard to issuers of securities. As a result, it does not have to invest in as many issuers as a diversified fund and, thus, could be significantly affected by the performance of one or a small number of issuers. Because the Fund is non-diversified, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return and the Fund also could produce lower yields and be subject to higher volatility during some periods.

EQUITY SECURITIES RISK. Equity securities may be subject to sudden and unpredictable drops in value or periods of lackluster performance.

GROWTH SECURITIES RISK. Growth stocks are those that have a history of above average growth or that are expected to enter periods of above average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

LARGER COMPANY RISK. Larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

MEDIUM-SIZED COMPANY RISK. Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have.

DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return of their investment, to an extent, supporting the stock's price, even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

FIFTH THIRD DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1),(2)
--------------------------------------------------------------------------------

                                   [BAR CHART]

35.43%  32.94%  11.64%  -19.76%  -21.81%  -29.69%  20.37%  4.52%  4.46%  13.03%
--------------------------------------------------------------------------------
1997     98      99       00       01       02      03      04     05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                Q4 1998        24.93%
Worst quarter:                               Q1 2001       -18.65%
Year to Date Return (1/1/07 to 9/30/07):                    13.38%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             INCEPTION DATE   PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(2)                                                          3/4/85
   Return Before Taxes                                                                         13.03%       0.87%          2.79%
   Return After Taxes on Distributions(3)                                                      12.17%       0.72%          2.23%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                               8.44%       0.65%          2.26%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(R)* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          15.79%       6.19%          8.42%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) INDEX** (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    15.46%       6.83%          8.65%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX*** (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                9.07%       2.69%          5.44%
------------------------------------------------------------------------------------------------------------------------------------


(1) Effective August 1, 2005, the investment strategies, policies and risks of the Fifth Third Select Stock Fund were modified and the fund was renamed the Fifth Third Dividend Growth Fund.

(2) The Fund first offered Institutional shares on August 11, 1998. The quoted performance of Institutional shares for the period from March 6, 1998 through August 10, 1998 reflects the performance for Class A shares of the Dividend Growth Fund (formerly the Select Stock Fund). On March 6, 1998, the Pinnacle Fund, a registered open-end investment company managed by Heartland Capital Management, Inc. was merged into the Select Stock Fund. For the period prior to March 6, 1998, the quoted performance of Class A shares reflects the performance of Class A shares of the Pinnacle Fund. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Fund has changed its benchmark from the Russell 1000(R) Index to the S&P 500(R) Index, effective August 1, 2005, in order to better represent the Fund's investment policies for comparison purposes.

** The Russell 1000(R) Index is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

*** The Russell Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

                                                                           -----
FIFTH THIRD MICRO CAP VALUE FUND                                           VALUE
-------------------------------------------------------------------------- -----

FUNDAMENTAL OBJECTIVE Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro cap companies. Micro cap companies are those companies contained within the Russell Micro Cap Value Index, or companies with similar size characteristics. As of October 31, 2007, the market capitalization range for companies contained within the Russell Micro Cap Value Index was from $14 million to $1.3 billion. Equity securities consist of common stock and securities convertible into common stock.

The Fund seeks to provide broad exposure to micro cap domestic equities and seeks to outperform the Russell Micro Cap Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. The Advisor may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis, review of purchase and sale activity in company shares by company executives, and through fundamental analysis, which may include a review of assets, earnings, sales, products, markets, and management, among other indicators. Ideally, after filtering out companies that do not meet the Advisor's criteria above, the Advisor looks for companies that have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management or financial reporting.

The Advisor will look to manage risk through several strategies, which will typically include: maintaining minimum and maximum sector weightings relative to the Russell Micro Cap Value Index; monitoring risk statistics relative to the Russell Micro Cap Value Index; and monitoring trade volume.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. To the extent that the Fund invests in equity securities, it assumes the risks of sudden and unpredictable drops in value and periods of lack-luster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks of equity investing and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies may be thinly-traded, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

21.81%   -1.21%   22.90%   0.25%    69.41%   23.24%   -0.31%   12.79%
---------------------------------------------------------------------
1999       00       01      02        03      04        05       06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                   Q2 2003        31.37%
Worst quarter:                                  Q3 2002       -20.69%
Year to Date Return (1/1/07 to 9/30/07):                        0.58%
--------------------------------------------------------------------------------
_________________
(1) For the period prior to August 13, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Aggressive Value Fund. On August 13, 2001, the Fifth Third/Maxus Aggressive Value Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Micro Cap Value Fund.

FIFTH THIRD MICRO CAP VALUE FUND
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                    INCEPTION DATE    PAST YEAR   PAST 5 YEARS    SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(2)                                                2/1/98
   Return Before Taxes                                                                  12.79%       18.67%           14.61%
   Return After Taxes on Distributions(3)                                                8.34%       16.09%           12.57%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                       12.65%       15.99%           12.36%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   (SINCE 2/1/98)

RUSSELL 2000(R) VALUE INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                  23.48%       15.37%           11.72%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   (SINCE 2/1/98)

RUSSELL MICROCAP TM INDEX**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                  16.54%       13.75%              N/A
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   (SINCE 2/1/98)

RUSSELL MICROCAP TM VALUE INDEX***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                  21.81%       18.53%              N/A
---------------------------------------------------------------------------------------------------------------------------------


(1) On August 13, 2001, the Fifth Third/Maxus Aggressive Value Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Micro Cap Value Fund.

(2) For the period prior to August 13, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Aggressive Value Fund.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalization with lower price-to-book ratios and lower forecasted growth values.

** The Russell Microcap TM Index measures performance of the micro cap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the 1,000 smallest securities in the small-cap Russell 2000(R) Index plus the next 1,000 securities.

*** The Russell Microcap TM Value Index measures the performance of those Russell MicroCap companies with lower price-to-book ratios and lower forecasted growth values.

                                                                           -----
FIFTH THIRD SMALL CAP VALUE FUND                                           VALUE
-------------------------------------------------------------------------- -----

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of small cap companies. Small cap companies are defined as those companies included in the Russell 2000 Value Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of October 31, 2007, the market capitalization of companies included in the Russell 2000 Value Index ranged from $14 million to approximately $5.4 billion. The median market capitalization of companies included in the Russell 2000 Value Index was $622 million. Equity securities consist of common stock and securities convertible into common stock. The Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

The Fund seeks to outperform the Russell 2000 Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. The Advisor may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis, review of purchase and sale activity in company shares by company executives, and through fundamental analysis. Ideally, attractive companies will have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management or financial reporting.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector weightings relative to the Russell 2000 Value Index and monitoring risk statistics relative to the Russell 2000 Value Index.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks of equity investing and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often thinly-traded, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

REIT RISK. Investments in real estate investment trusts or "REITs" subject the Fund to risks associated with the direct ownership of real estate. Market conditions or events affecting the overall market for REITs, such as declining property values or rising interest rates, could have a negative impact on the Fund's performance.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

                      11.78%        11.99%        13.65%
                      ------------------------------------
                      2004           05            06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                  Q4 2004       7.84%
Worst quarter:                                 Q3 2004      -2.62%
Year to Date Return (1/1/07 to 9/30/07):                     1.97%
--------------------------------------------------------------------------------

FIFTH THIRD SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
-----------------------------------------------------------------------------------------------------------------------
                                                                    INCEPTION DATE     PAST YEAR        SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                     4/1/03
   Return Before Taxes                                                                   13.65%              19.80%
   Return After Taxes on Distributions(1)                                                10.14%              16.61%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                        10.28%              15.68%
-----------------------------------------------------------------------------------------------------------------------
                                                                                                        (SINCE 4/1/03)
RUSSELL 2000(R) VALUE INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                   23.48%              26.39%
-----------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as marked by market capitalization with lower price-to-book ratios and lower forecasted growth values.

                                                                           -----
FIFTH THIRD ALL CAP VALUE FUND (FORMERLY FIFTH THIRD MULTI CAP VALUE FUND) VALUE
-------------------------------------------------------------------------- -----

FUNDAMENTAL OBJECTIVE High level of total return (using a combination of capital appreciation and income).

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies of all capitalizations. Equity securities of multi cap companies consist of common stock and securities convertible into common stock of companies with market capitalizations of any size.

The Fund seeks to outperform the Russell 3000 Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. The Advisor may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis, review of purchase and sale activity in company shares by company executives, and through fundamental analysis. Ideally, attractive companies will have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fairly valued or less attractive; one of the Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management or financial reporting.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector weightings relative to the Russell 3000 Value Index and monitoring risk statistics relative to the Russell 3000 Value Index.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. To the extent that the Fund invests in equity securities, it assumes the risks of sudden and unpredictable drops in value and periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks of equity investing and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often thinly-traded, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

28.21%   -8.77%   13.22%  23.78%  7.91%  -15.83%  40.66%  15.40%  7.68%  20.60%
--------------------------------------------------------------------------------
1997       98       99     00      01      02       03      04      05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                 Q2 2003         23.22%
Worst quarter:                                Q3 1998        -21.09%
Year to Date Return (1/1/07 to 9/30/07):                       8.03%
--------------------------------------------------------------------------------

_________________
(1) For the period prior to August 13, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Equity Fund. For the period prior to April 1, 1999, the quoted performance reflects the performance of the Investor shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, the Fifth Third/Maxus Equity Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Multi Cap Value Fund. As of September 26, 2007, Fifth Third Multi Cap Value Fund was renamed Fifth Third All Cap Value Fund.

FIFTH THIRD ALL CAP VALUE FUND (FORMERLY FIFTH THIRD MULTI CAP VALUE FUND)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
--------------------------------------------------------------------------------------------------------------------------------
                                                                    INCEPTION DATE   PAST YEAR     PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(2)                                                9/30/89
   Return Before Taxes                                                                20.60%          12.15%          12.10%
   Return After Taxes on Distributions(3)                                             17.20%          10.97%          10.39%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                     16.62%          10.39%           9.96%
--------------------------------------------------------------------------------------------------------------------------------
RUSSELL 3000(R) VALUE INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                22.34%          11.20%          11.11%
--------------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                20.22%          19.88%          13.65%
--------------------------------------------------------------------------------------------------------------------------------


(1) On August 13, 2001, the Fifth Third/Maxus Equity Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Multi Cap Value Fund. As of September 26, 2007, Fifth Third Multi Cap Value Fund was renamed Fifth Third All Cap Value Fund.

(2) For the period prior to August 13, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Equity Fund. For the period prior to April 1, 1999, the quoted performance of the Fund reflects the performance of the Investor shares of the Fifth Third/Maxus Equity Fund.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

** The Russell MidCap(R) Value Index measures the performance of those securities found in the Russell universe with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are defined as those companies included in the Russell 1000 Value Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of October 31, 2007, the market capitalization of companies included in the Russell 1000 Value Index ranged from approximately $988 million to approximately $518 billion. The average market capitalization of companies included in the Russell 1000 Value Index was approximately $120 billion and the median market capitalization was approximately $5.7 billion.

The Fund seeks to outperform the Russell 1000 Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, price to dividend and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. Ideally, attractive companies will have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor may consider selling a security when it performs well and reaches its price target, when a lower price target results from a reassessment of a company's fundamentals, when a more attractive stock is identified or when the integrity of financial reporting becomes suspect.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector weightings relative to the Russell 1000 Value Index and monitoring risk statistics relative to the Russell 1000 Value Index.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

LARGER COMPANY RISK. Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to challenges caused by technology and consumer preferences.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

                                  [BAR CHART]

38.15%  18.03%  -4.71%  12.75%  -12.35%  -13.72%  34.14%  13.73%  5.98%   21.03%
--------------------------------------------------------------------------------
1997     98       99      00      01       02      03      04      05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                 Q2 2003       19.07%
Worst quarter:                                Q3 2002      -13.86%
Year to Date Return (1/1/07 to 9/30/07):                     7.09%
--------------------------------------------------------------------------------

_________________
(1) The Fund first offered Institutional shares on August 11, 1998. The quoted performance of Institutional shares for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expense structure.

      The quoted performance of the Disciplined Large Cap Value Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Disciplined Large Cap Value Fund's commencement of operations on January 27, 1997, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
----------------------------------------------------------------------------------------------------------------------------
                                                                 INCEPTION DATE   PAST YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                              1/1/83
   Return Before Taxes                                                             21.03%          11.04%          9.99%
   Return After Taxes on Distributions(2)                                          17.76%           9.33%          8.15%
   Return After Taxes on Distributions and
     Sale of Fund Shares(2)                                                        16.52%           8.97%          7.99%
----------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             22.25%          10.86%         11.00%
----------------------------------------------------------------------------------------------------------------------------


(1) The Fund first offered Institutional shares on August 11, 1998. The quoted performance of Institutional shares for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expense structure.

      The quoted performance of the Disciplined Large Cap Value Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Disciplined Large Cap Value Fund's commencement of operations on January 27, 1997, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 1000(R) Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

                                                                  --------------
                                                                    STRUCTURED
FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND                           PRODUCTS
(FORMERLY FIFTH THIRD LARGE CAP CORE FUND)                        (QUANTITATIVE)
----------------------------------------------------------------- --------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are defined as U.S. companies included in the S&P 500(R) Index* and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of September 30, 2007, the market capitalization of companies included in the S&P 500(R) Index ranged from $1.3 billion to $513 billion. The average market capitalization of companies included in the S&P 500(R) Index was approximately $27 billion and the median market capitalization was approximately $13 billion.


In managing the Fund, the Advisor adheres to a disciplined, quantitative process for stock selection and portfolio construction. The Advisor first screens out those companies facing financial distress and then uses a proprietary multi-factor model to rank stocks, both across the Fund's remaining investment universe and on a sector-specific basis. The Advisor ranks each stock on the basis of, among other things, valuation factors, earnings quality, financial discipline, and investor sentiment. The Advisor believes such factors denote long-term success.

The Fund may sell securities short, as described below. "Plus" in the Fund's name refers to the additional return the Fund endeavors to add both relative to the S&P 500(R) Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund's Advisor expects to underperform and enables the Fund to establish additional long positions while keeping the Fund's net exposure to the market at a level similar to a traditional "long-only" strategy.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). The Fund's long positions and their equivalents will generally range between 100% and 150% of the value of the Fund's net assets. The Fund's short positions will generally range between 0% and 50% of the value of the Fund's net assets. While the long and short positions held by the Fund will generally vary in size as market opportunities change, the Fund will generally target long positions of 130%, and short positions of 30%, of the value of the Fund's net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.


One way the Fund may take a short position is by selling a security short. When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

Another way the Fund may take either a long or short position in equity securities is through the use of derivatives on these securities. In particular, the Fund may use equity swaps to establish long and short equity positions without owning or taking physical custody of the securities involved. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities or security index during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the reference asset or other economic factors.


The Advisor may consider selling a security held by the Fund when it becomes overvalued or if the issuer's earnings quality or financial management deteriorates. Stocks that are sold are generally replaced with stocks that are attractive based on proprietary rankings and that contribute favorably to the risk exposures of the entire portfolio. Risk exposure is actively managed through portfolio construction. The Advisor typically seeks to monitor and control the Fund's industry sector weightings and the Fund's exposure to individual equity securities, allowing these to differ only moderately from the industry sector weightings and position weightings of the S&P 500(R) Index. By doing so, the Advisor seeks to limit the Fund's volatility to that of the overall market, as represented by the S&P 500(R) Index.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

SHORT SELLING RISK. The Fund's investment strategy involves more risk than those of other funds that do not engage in short selling. The Fund's use of short sales in combination with long positions in the Fund's portfolio may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund. The Fund will have substantial short positions and must borrow securities to make delivery to the buyer of those securities. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at a disadvantageous price. The Fund's loss on a short sale is potentially unlimited because there in no upward limit on the price a borrowed security could attain.


In addition, taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks, such as the risk that losses for the Fund will be magnified and the risk that interest and principal payments may be higher than investment returns. There is no assurance that the Fund's leveraging strategy will be successful.


DERIVATIVES RISK. Derivatives may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security,

_________________

* "S&P 500" is a registered trademark of Standard & Poor's, a division of the MCGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
(FORMERLY FIFTH THIRD LARGE CAP CORE FUND)
--------------------------------------------------------------------------------

and there can be no assurance that the fund's hedging transactions will be effective.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

LARGER COMPANY RISK. Significant investment in large companies creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

GROWTH SECURITIES RISK. Growth stocks are those that have a history of above-average growth or that are expected to enter periods of above-average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

VOLATILITY AND PERFORMANCE INFORMATION. The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

24.14%  28.07%  18.79%  -11.25%  -12.82%  -23.77%  26.11%  10.64%  5.69%  16.68%
--------------------------------------------------------------------------------
1997     98      99       00       01       02       03      04      05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                  Q4 1998        21.19%
Worst quarter:                                 Q3 2002       -18.15%
Year to Date Return (1/1/07 to 9/30/07):                       4.64%
--------------------------------------------------------------------------------

_______________
(1) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Growth and Income Fund. On October 29, 2001, the Kent Growth and Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Large Cap Core Fund.


-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
-------------------------------------------------------------------------------------------------------------------------------
                                                                   INCEPTION DATE     PAST YEAR    PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(2)                                               11/2/92
   Return Before Taxes                                                                 16.68%          5.57%            6.72%
   Return After Taxes on Distributions(3)                                              16.23%          5.06%            5.53%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                      10.90%          4.54%            5.32%
-------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 15.79%          6.19%            8.42%
-------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) INDEX**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 15.46%          6.83%            8.65%
-------------------------------------------------------------------------------------------------------------------------------


(1) On October 29, 2001, the Kent Growth and Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Large Cap Core Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Growth and Income Fund.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

** The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell universe.

                                                                  --------------
                                                                    STRUCTURED
                                                                     PRODUCTS
FIFTH THIRD EQUITY INDEX FUND                                     (QUANTITATIVE)
----------------------------------------------------------------- --------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that comprise an equity index. The Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500")*. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and changes in the size of the Fund.

Although the Fund's investment style is essentially passive, the portfolio managers attempt to add incremental value by timing the purchase and sale of securities to changes in the index. Specifically, the portfolio managers may buy or sell ahead of or after index changes to take advantage of price volatility and obtain favorable prices.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

The Advisor may hedge cash balances with derivative securities or exchange traded funds. Cash hedging is performed in an effort to reduce Fund tracking error and minimize cash drag on performance.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

INDEX INVESTING RISK. Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P 500) in an attempt to approximate the index's performance. The Fund may purchase, retain and sell securities at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. Should this occur, the Board of Trustees will act as necessary to bring the Fund's accuracy back to 0.95. A correlation of 1.0 would mean that the Fund's net asset value (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500. There is also the risk that the Fund's investment results may fail to match those of the S&P 500 and the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as those of other funds.

DERIVATIVES RISK. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

__________________
* "S&P 500" is a registered service mark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

                                  [BAR CHART]

32.55%  28.26%  20.55%  -9.30%  -12.22%  -22.35%  28.20%  10.63%   4.72%  15.61%
--------------------------------------------------------------------------------
1997     98      99       00      01       02       03      04      05     06


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                 Q4 1998         21.26%
Worst quarter:                                Q3 2002        -17.34%
Year to Date Return (1/1/07 to 9/30/07):                       9.02%
--------------------------------------------------------------------------------

________________
(1) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Index Equity Fund. On October 29, 2001, the Kent Index Equity Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Equity Index Fund.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
-------------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION DATE     PAST YEAR     PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(2)                                             11/2/92
   Return Before Taxes                                                                15.61%           5.92%          8.08%
   Return After Taxes on Distributions(3)                                             14.89%           5.30%          7.45%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                     10.12%           4.71%          6.75%
-------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                15.79%           6.19%          8.42%
-------------------------------------------------------------------------------------------------------------------------------


(1) On October 29, 2001, the Kent Index Equity Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Equity Index Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Index Equity Fund.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

                                                                  --------------
                                                                    STRUCTURED
                                                                     PRODUCTS
FIFTH THIRD INTERNATIONAL EQUITY FUND                             (QUANTITATIVE)
----------------------------------------------------------------- --------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 65% of its total assets in securities of non-U.S. companies. The companies whose securities are represented in the Fund's portfolio are located in at least three countries other than the U.S.

In managing the Fund, the Advisor adheres to a disciplined, quantitative ("bottom-up") process for stock selection and portfolio construction. The Advisor begins with an investment universe comprising the membership of the Morgan Stanley Capital International Europe, Australasia, and Far East Index(R) (the "EAFE Index"). The Advisor may also consider international stocks which are not in the EAFE Index. The Advisor uses a quantitative multi-factor model to rank stocks in the investment universe. The primary factors upon which the Advisor ranks each stock are valuation factors, earnings quality, investor sentiment and capital discipline. The Advisor believes such factors denote long-term success, and thus builds a portfolio of stocks that have these positive characteristics. Secondarily, the Advisor may also modify the proportion or weighting for certain countries and/or sectors (E.G., overweight, underweight or neutral) relative to the EAFE Index for investment by the Fund.

The Advisor may consider selling a security held by the Fund when it becomes overvalued or if the issuer's earnings quality or investor sentiment deteriorates. Stocks that are sold are generally replaced with stocks that are attractive based on the model's rankings and that contribute favorably to the risk exposures of the entire portfolio. Risk exposure is actively managed through portfolio construction. The Advisor typically seeks to monitor and control the Fund's country and industry weightings and the Fund's exposure to individual equity securities, allowing these to differ only moderately from the country and industry weightings and the individual stock weightings of the EAFE(R) Index. By doing so, the Advisor seeks to limit the Fund's volatility to that represented by the EAFE(R) Index.

Although the Fund invests primarily in established foreign securities markets it may also invest in emerging market countries. The Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS: Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities, such as, the risk of sudden and unpredictable drops in value or periods of lackluster performance.

FOREIGN INVESTMENT RISK. Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses.

EMERGING MARKETS RISK. The risks associated with foreign investments usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

CURRENCY RISK. The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments.

DERIVATIVES RISK. The primary risks of derivatives are: (1) changes in the market value of securities, and of derivatives relating to those securities, may not be proportionate; (2) there may not be a liquid market to sell a derivative, which could result in difficulty closing a position; and (3) certain derivatives can magnify the extent of losses incurred due to changes in market value. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

FIFTH THIRD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION: The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.



YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

                                  [BAR CHART]

7.96%  19.45%  26.11%  -14.24%  -17.90%  -13.77%  33.26%  15.96%  13.97%  22.30%
--------------------------------------------------------------------------------
1997    98      99        00      01       02      03       04      05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                    Q4 1999      17.74%
Worst quarter:                                   Q3 2002     -17.95%
Year to Date Return (1/1/07 to 9/30/07):                      16.89%
--------------------------------------------------------------------------------

_________________
(1) The Fund first offered Institutional shares on October 9, 1998. The quoted performance of Institutional shares for the period prior to October 9, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expense structure.


---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------------------------------------------------
                                                                   INCEPTION DATE      PAST YEAR     PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                               8/18/94
   Return Before Taxes                                                                  22.30%         13.18%         7.84%
   Return After Taxes on Distributions(2)                                               21.60%         12.51%         6.48%
   Return After Taxes on Distributions and Sale of Fund Shares(2)                       14.94%         11.19%         6.10%
---------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                  26.34%         14.98%         7.70%
---------------------------------------------------------------------------------------------------------------------------------


(1) The Fund first offered Institutional shares on October 9, 1998. The quoted performance of Institutional shares for the period prior to October 9, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expense structure.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Morgan Stanley Capital International EAFE Index(R) is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

                                                                      ----------
                                                                      SPECIALTY
FIFTH THIRD STRATEGIC INCOME FUND                                     STRATEGY
--------------------------------------------------------------------- ----------

FUNDAMENTAL OBJECTIVE High level of income consistent with reasonable risk. Achieving capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, common stocks, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities. Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. The Fund's investment in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

The Fund will respond to and attempt to anticipate economic and market trends. The Advisor seeks to provide value by investing in asset classes that are most attractive based on their risks and in companies with cheap (e.g., attractive price to cash flow ratio) cash flows in each asset class. The Advisor may invest in debt securities of any maturity, and will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities during periods when it believes interest rates will decline. The Advisor seeks to maximize risk-adjusted returns through fundamental research, quantitative modeling, and capital structure analysis. In performing this research and analysis, the Advisor reviews companies based on such factors as sales, assets, earnings, markets, and management, and the Advisor searches for companies with favorable debt-to-equity ratios. The Fund seeks returns by investing across a larger universe than traditional investment grade fixed income funds, and the Advisor believes that a low correlation between various asset classes leads to stability of expected returns.

In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor's, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound and consistent with an objective of reasonable risk. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's and/or
(ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are lower-rated securities and have speculative characteristics.

Investments may be made in any diversified closed-end income fund as long as the Fund's total portfolio maintains no more than 20% of its assets in securities rated BB or lower. The Fund may consider closed-end funds as a "pass through" security, and will look at the composition of the underlying portfolio. Therefore, the Fund may invest in any single closed-end fund even if the underlying portfolio contains more than 20% of its assets invested in securities rated BB or lower. Such closed-end funds may invest in debt and equity securities of United States or foreign issuers.

The Advisor will look to manage risk through several strategies, which will typically include: maintaining certain minimum and maximum sector and position weightings; limiting investment in non-investment grade securities to a maximum of 20% of the portfolio; and monitoring risk statistics relative to the Lehman Aggregate Index.

The Advisor may consider selling one of the Fund's holdings when: deterioration in a company's strategic position, growth prospects, or financial reporting issues is detected, an individual security comprises too large a position in the portfolio, a company with declining financial fundamentals has risk volatility of more than one standard deviation in the Adviser's proprietary credit risk model a company's valuations are no longer attractive, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the risk that prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may also decrease during periods of rising interest rates. In addition, debt securities are subject to CREDIT RISK, which is the risk that an issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

NON-INVESTMENT GRADE SECURITIES RISK. Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

CLOSED-END INVESTMENT COMPANY RISK. Investments in closed-end funds present additional risks to investors. Investment by the Fund in closed-end funds results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication. Such investments may be less liquid than other investments and often trade at a discount. In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above. CURRENCY RISK. Certain of the closed-end funds in which the Fund invests may invest part or all of their assets in debt securities of foreign issuers. Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, the Fund may be subject to

CURRENCY RISK. Changes in foreign currency exchange rates may affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss.

FOREIGN INVESTMENT RISK. There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

FIFTH THIRD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

REIT RISK. The Fund's investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1),(2)
--------------------------------------------------------------------------------

                                   [BAR CHART]

11.48%   3.55%   -5.60%   16.59%  13.12%   7.87%  10.33%  6.92%  1.93%  8.24%
--------------------------------------------------------------------------------
1997      98       99       00      01      02     03      04     05     06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

--------------------------------------------------------------------------------
Best quarter:                                 Q2 2000        5.98%
Worst quarter:                                Q4 1999       -4.73%
Year to Date Return (1/1/07 to 9/30/07):                     1.07%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------
                                                                   INCEPTION DATE    PAST YEAR    PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(2)                                              3/10/85
   Return Before Taxes                                                                  8.24%       7.02%           7.25%
   Return After Taxes on Distributions(3)                                               6.34%       5.18%           4.81%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                       5.52%       4.94%           4.70%
------------------------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE (U.S.) INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                  4.33%       5.06%           6.24%
------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                  4.50%       5.36%           6.25%
------------------------------------------------------------------------------------------------------------------------------


(1) On October 22, 2001, the Fifth Third/Maxus Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Strategic Income Fund.

(2) For the period prior to October 22, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Income Fund. For the period prior to September 1, 1998, the quoted performance reflects the performance of the Investor shares of the Fifth Third/Maxus Income Fund.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman U.S. Aggregate Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and CMBS sectors.

** The Lehman Brothers Intermediate Credit Bond Index(R) is comprised of publicly issued, fixed rate, non-convertible investment grade dollar-denominated, SEC-registered corporate debt. Included are debts issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies.

                                                                 ---------------
                                                                 SPECIALTY-ASSET
                                                                   ALLOCATION
FIFTH THIRD LIFEMODEL AGGRESSIVE FUND SM                           STRATEGIES
---------------------------------------------------------------- ---------------

FUNDAMENTAL OBJECTIVE The Fund seeks long-term capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional Shares. Because this is an aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on stocks:

      o From 80% to 100% of the Fund's net assets will be invested in Fifth Third equity funds.

      o Up to 20% of the Fund's net assets will be invested in Fifth Third bond funds.

      o Up to 10% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                                   PERCENTAGE OF
FUND NAME                                                          FUND HOLDINGS
Small Cap Growth Fund.............................................         0-50%
Mid Cap Growth Fund...............................................         0-50%
Quality Growth Fund...............................................         0-50%
Structured Large Cap Plus Fund....................................         0-50%
Small Cap Value Fund..............................................         0-50%
All Cap Value Fund................................................         0-50%
Disciplined Large Cap Value Fund..................................         0-50%
International Equity Fund.........................................         0-25%
High Yield Bond Fund..............................................         0-20%

Total Return Bond Fund............................................         0-20%

Short Term Bond Fund..............................................         0-20%
Institutional Money Market Fund...................................         0-10%
U.S. Treasury Money Market Fund...................................         0-10%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund SM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATIONS.

LIFEMODEL AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND
Small Cap Growth Index(1) ............................................      4.5%
Small Cap Value Index(2) .............................................      4.5%
International Index(3) ...............................................     18.0%
Mid Cap Growth Index(4) ..............................................      9.0%
Mid Cap Value Index(5) ...............................................      9.0%
Large Cap Growth Index(6) ............................................     15.5%
Large Cap Value Index(7) .............................................     15.5%
Large Cap Core Index(8) ..............................................     14.0%
High Yield Bond Index(9) .............................................     0.50%
Total Return Bond Index(10) ..........................................      7.0%
Short Term Bond Index(11) ............................................      2.5%

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

_____________________
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL AGGRESSIVE FUND SM
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Aggressive Fund SM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Aggressive Fund SM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                   [BAR CHART]

                      34.07%    8.61%     7.55%    14.12%
                      -----------------------------------
                       2003       04        05       06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                               Q2 2003        17.60%
Worst quarter:                              Q1 2003        -4.61%
Year to Date Return (1/1/07 to 9/30/07):                   11.14%
--------------------------------------------------------------------------------

FIFTH THIRD LIFEMODEL AGGRESSIVE FUND SM
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------------------------------------------
                                                                         INCEPTION DATE    PAST YEAR        SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                          8/1/02
   Return Before Taxes                                                                       14.12%              13.52%
   Return After Taxes on Distributions(1)                                                    13.33%              12.86%
   Return After Taxes on Distributions and
     Sale of Fund Shares(1)                                                                   9.76%              11.53%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             (SINCE 8/1/02)
WILSHIRE 5000 INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     15.88%              13.96%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             (SINCE 8/1/02)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                        4.08%               4.08%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             (SINCE 8/1/02)
LIFEMODEL AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                       16.69%              15.13%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             (SINCE 8/1/02)
LIFEMODEL AGGRESSIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                       14.66%              13.03%
---------------------------------------------------------------------------------------------------------------------------



(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 26 for a description of the LifeModel Aggressive Target Neutral Style Class Index Blend.

**** LifeModel Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Dow Jones Wilshire 5000 Composite Index (90%) and Lehman Brothers Intermediate Government/Credit Bond Index (10%). The LifeModel Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                 ---------------
                                                                 SPECIALTY_ASSET
                                                                   ALLOCATION
FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND SM                STRATEGIES
---------------------------------------------------------------- ---------------

FUNDAMENTAL OBJECTIVE The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional Shares. Because this is a moderately aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on stocks:

      o From 60% to 80% of the Fund's net assets will be invested in Fifth Third equity funds.

      o From 20% to 40% of the Fund's net assets will be invested in Fifth Third bond funds.

      o Up to 10% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                                   PERCENTAGE OF
FUND NAME                                                          FUND HOLDINGS
Small Cap Growth Fund.............................................         0-40%
Mid Cap Growth Fund...............................................         0-40%
Quality Growth Fund...............................................         0-40%
Structured Large Cap Plus Fund....................................         0-40%
Small Cap Value Fund..............................................         0-40%
All Cap Value Fund................................................         0-40%
Disciplined Large Cap Value Fund..................................         0-40%
International Equity Fund.........................................         0-20%
High Yield Bond Fund..............................................         0-20%

Total Return Bond Fund............................................         0-30%

Short Term Bond Fund..............................................         0-30%
Institutional Money Market Fund...................................         0-10%
U.S. Treasury Money Market Fund...................................         0-10%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund SM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATIONS.

LIFEMODEL MODERATELY AGGRESSIVE
TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(1) ............................................      3.5%
Small Cap Value Index(2) .............................................      3.5%
International Index(3) ...............................................     14.0%
Mid Cap Growth Index(4) ..............................................      7.0%
Mid Cap Value Index(5) ...............................................      7.0%
Large Cap Growth Index(6) ............................................     12.0%
Large Cap Value Index(7) .............................................     12.0%
Large Cap Core Index(8) ..............................................     11.0%
High Yield Bond Index(9)..............................................      1.5%
Total Return Bond Index(10)...........................................     21.0%
Short Term Bond Index(11).............................................      7.5%


___________________
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND SM
--------------------------------------------------------------------------------

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Aggressive Fund SM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Aggressive Fund SM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                                  [BAR CHART]

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

27.55%                    7.32%                    6.18%                  12.51%
--------------------------------------------------------------------------------
2003                       04                       05                      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                              Q2 2003                       13.93%
Worst quarter:                             Q1 2003                       -2.71%
Year to Date Return (1/1/07 to 9/30/07):                                  9.47%
--------------------------------------------------------------------------------

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND SM
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------------------------------------------
                                                                             INCEPTION DATE    PAST YEAR    SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                             8/1/02
   Return Before Taxes                                                                          12.51%          12.51%
   Return After Taxes on Distributions(1)                                                       11.39%          11.58%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                                8.63%          10.42%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
WILSHIRE 5000 INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                          15.88%          13.96%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                           4.08%           4.08%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
LIFEMODEL MODERATELY AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                          13.92%          12.77%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
LIFEMODEL MODERATELY AGGRESSIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                          12.26%          11.10%
---------------------------------------------------------------------------------------------------------------------------



(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 30 for a description of the LifeModel Moderately Aggressive Target Neutral Style Class Index Blend.


**** LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Dow Jones Wilshire 5000 Composite Index (70%) and Lehman Brothers Intermediate Government/Credit Bond Index (30%). The LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                 ---------------
                                                                 SPECIALTY-ASSET
                                                                   ALLOCATION
FIFTH THIRD LIFEMODEL MODERATE FUND SM                             STRATEGIES
---------------------------------------------------------------- ---------------

FUNDAMENTAL OBJECTIVE The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity and fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional Shares. Because this is a moderate growth allocation fund, approximately half of the Fund's assets will be invested in Fifth Third equity funds and approximately half will be invested in Fifth Third bond funds, although a portion of the Fund's assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds:

      o From 40% to 60% of the Fund's net assets will be invested in Fifth Third equity funds.

      o From 40% to 60% of the Fund's net assets will be invested in Fifth Third bond funds.

      o Up to 15% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                                   PERCENTAGE OF
FUND NAME                                                          FUND HOLDINGS
Small Cap Growth Fund................................................      0-30%
Mid Cap Growth Fund..................................................      0-30%
Quality Growth Fund..................................................      0-30%
Structured Large Cap Plus Fund.......................................      0-30%
Small Cap Value Fund.................................................      0-30%
All Cap Value Fund...................................................      0-30%
Disciplined Large Cap Value Fund.....................................      0-30%
International Equity Fund............................................      0-15%
High Yield Bond Fund.................................................      0-20%

Total Return Bond Fund...............................................      0-40%

Short Term Bond Fund.................................................      0-40%
Institutional Money Market Fund......................................      0-15%
U.S. Treasury Money Market Fund......................................      0-15%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund SM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATIONS.

LIFEMODEL MODERATE TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(1) ............................................      2.5%
Small Cap Value Index(2) .............................................      2.5%
International Index(3) ...............................................     10.0%
Mid Cap Growth Index(4) ..............................................      5.0%
Mid Cap Value Index(5) ...............................................      5.0%
Large Cap Growth Index(6) ............................................      8.5%
Large Cap Value Index(7) .............................................      8.5%
Large Cap Core Index(8) ..............................................      8.0%
High Yield Bond Index(9) .............................................      2.5%
Total Return Bond Index(10) ..........................................     35.0%
Short Term Bond Index(11) ............................................     15.0%


_____________________
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell
      1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL MODERATE FUND SM
--------------------------------------------------------------------------------

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderate Fund SM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderate Fund SM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk, which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                                  [BAR CHART]

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

20.65%                   6.29%                   5.08%                   10.35%
--------------------------------------------------------------------------------
 2003                      04                      05                       06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                 Q2 2003                    10.62%
Worst quarter:                                Q1 2003                    -1.58%
Year to Date Return (1/1/07 to 9/30/07):                                  7.85%
--------------------------------------------------------------------------------

FIFTH THIRD LIFEMODEL MODERATE FUND SM
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------------------------------------------
                                                                             INCEPTION DATE    PAST YEAR    SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                             8/1/02
   Return Before Taxes                                                                          10.35%           9.53%
   Return After Taxes on Distributions(1)                                                        8.96%           8.47%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                                7.13%           7.68%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
WILSHIRE 5000 INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                          15.88%          13.96%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                           4.08%           4.08%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
LIFEMODEL MODERATE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                          11.20%          10.39%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
LIFEMODEL MODERATE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                           9.88%           9.14%
---------------------------------------------------------------------------------------------------------------------------



(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 34 for a description of the LifeModel Moderate Target Neutral Style Class Index Blend.


**** LifeModel Moderate Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Dow Jones Wilshire 5000 Composite Index (50%) and Lehman Brothers Intermediate Government/Credit Bond Index (50%). The LifeModel Moderate Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                 ---------------
                                                                 SPECIALTY-ASSET
                                                                   ALLOCATION
FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND SM              STRATEGIES
---------------------------------------------------------------- ---------------

FUNDAMENTAL OBJECTIVE The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional Shares. Because this is a moderately conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond and equity funds, although a portion of its assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on bonds:

      o From 50% to 70% of the Fund's net assets will be invested in Fifth Third bond funds.

      o From 30% to 50% of the Fund's net assets will be invested in Fifth Third equity funds.

      o Up to 20% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                                   PERCENTAGE OF
FUND NAME                                                          FUND HOLDINGS
Small Cap Growth Fund...............................................       0-25%
Mid Cap Growth Fund.................................................       0-25%
Quality Growth Fund.................................................       0-25%
Structured Large Cap Plus Fund......................................       0-25%
Small Cap Value Fund................................................       0-25%
All Cap Value Fund..................................................       0-25%
Disciplined Large Cap Value Fund....................................       0-25%
International Equity Fund...........................................       0-10%
High Yield Bond Fund................................................       0-20%

Total Return Bond Fund..............................................       0-50%

Short Term Bond Fund................................................       0-50%
Institutional Money Market Fund.....................................       0-20%
U.S. Treasury Money Market Fund.....................................       0-20%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund SM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATIONS.

LIFEMODEL MODERATELY CONSERVATIVE
TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(1) ............................................      2.0%
Small Cap Value Index(2) .............................................      2.0%
International Index(3) ...............................................      8.0%
Mid Cap Growth Index(4) ..............................................      4.0%
Mid Cap Value Index(5) ...............................................      4.0%
Large Cap Growth Index(6) ............................................      7.0%
Large Cap Value Index(7) .............................................      7.0%
Large Cap Core Index(8) ..............................................      6.0%
High Yield Bond Index(9) .............................................      3.0%
Total Return Bond Index(10) ..........................................     42.0%
Short Term Bond Index(11) ............................................     15.0%


____________________
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell
      1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND SM
--------------------------------------------------------------------------------

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Conservative Fund SM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Conservative Fund SM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk, which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                                  [BAR CHART]

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

17.23%                   5.29%                    4.32%                    9.26%
--------------------------------------------------------------------------------
 2003                      04                       05                       06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                      Q2 2003                8.96%
Worst quarter:                                     Q1 2003               -1.15%
Year to Date Return (1/1/07 to 9/30/07):                                  6.94%
--------------------------------------------------------------------------------

FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND SM
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)
---------------------------------------------------------------------------------------------------------------------------
                                                                             INCEPTION DATE    PAST YEAR    SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                             8/1/02
   Return Before Taxes                                                                           9.26%           7.93%
   Return After Taxes on Distributions(1)                                                        7.65%           6.62%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                                6.50%           6.15%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
WILSHIRE 5000 INDEX*(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         15.88%          13.96%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                           4.08%           4.08%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                           9.85%           9.19%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                           8.70%           8.14%
---------------------------------------------------------------------------------------------------------------------------



(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 38 for a description of the LifeModel Moderately Conservative Target Neutral Style Class Index Blend.


**** LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Dow Jones Wilshire 5000 Composite Index (40%) and Lehman Brothers Intermediate Government/Credit Bond Index (60%). The LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                 ---------------
                                                                 SPECIALTY-ASSET
                                                                   ALLOCATION
FIFTH THIRD LIFEMODEL CONSERVATIVE FUND SM                         STRATEGIES
---------------------------------------------------------------- ---------------

FUNDAMENTAL OBJECTIVE The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional Shares. Because this is a conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond funds, although a portion of its assets will be invested in Fifth Third equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities, and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on bonds:

      o From 70% to 90% of the Fund's net assets will be invested in Fifth Third bond funds.

      o From 10% to 30% of the Fund's net assets will be invested in Fifth Third equity funds.

      o Up to 20% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its asset in the underlying mutual funds within the following ranges:

                                                                   PERCENTAGE OF
FUND NAME                                                          FUND HOLDINGS
Small Cap Growth Fund...............................................       0-15%
Mid Cap Growth Fund.................................................       0-15%
Structured Large Cap Plus Fund......................................       0-15%
Quality Growth Fund.................................................       0-15%
Small Cap Value Fund................................................       0-15%
All Cap Value Fund..................................................       0-15%
Disciplined Large Cap Value Fund....................................       0-15%
International Equity Fund...........................................        0-5%
High Yield Bond Fund................................................       0-20%

Total Return Bond Fund..............................................       0-60%

Short Term Bond Fund................................................       0-60%
Institutional Money Market Fund.....................................       0-20%
U.S. Treasury Money Market Fund.....................................       0-20%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund SM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATIONS.

LIFEMODEL CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(1) ............................................      1.0%
Small Cap Value Index(2) .............................................      1.0%
International Index(3) ...............................................      4.0%
Mid Cap Growth Index(4) ..............................................      2.0%
Mid Cap Value Index(5) ...............................................      2.0%
Large Cap Growth Index(6) ............................................      3.5%
Large Cap Value Index(7) .............................................      3.5%
Large Cap Core Index(8) ..............................................      3.0%
High Yield Bond Index(9)..............................................      4.0%
Total Return Bond Index(10) ..........................................     56.0%
Short Term Bond Index(11) ............................................     20.0%


For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

____________________
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell
      1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL CONSERVATIVE FUND SM
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are as follows:

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Conservative Fund SM will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Conservative Fund SM will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                                  [BAR CHART]

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

11.24%                   3.83%                   3.17%                   7.22%
--------------------------------------------------------------------------------
 2003                      04                      05                      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                     Q2 2003               5.81%
Worst quarter:                                    Q2 2004              -1.37%
Year to Date Return (1/1/07 to 9/30/07):                                5.21%
--------------------------------------------------------------------------------

FIFTH THIRD LIFEMODEL CONSERVATIVE FUND SM
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------------------------------------------
                                                                             INCEPTION DATE    PAST YEAR    SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                             8/1/02
   Return Before Taxes                                                                           7.22%           6.26%
   Return After Taxes on Distributions(1)                                                        5.49%           4.84%
   Return After Taxes on Distributions and
     Sale of Fund Shares(1)                                                                      5.04%           4.59%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
WILSHIRE 5000 INDEX*                                                                            15.88%          13.96%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                           4.08%           4.08%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
LIFEMODEL CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                           7.18%           6.79%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (SINCE 8/1/02)
LIFEMODEL CONSERVATIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                           6.37%           6.13%
---------------------------------------------------------------------------------------------------------------------------



(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000 Index.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 42 for a description of the LifeModel Conservative Target Neutral Style Class Index Blend.


**** LifeModel Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Dow Jones Wilshire 5000 Composite Index (20%) and Lehman Brothers Intermediate Government/Credit Bond Index (80%). The LifeModel Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD HIGH YIELD BOND FUND                                         STYLE
----------------------------------------------------------------------  --------

FUNDAMENTAL OBJECTIVE High level of income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in non-investment grade debt securities. The Fund generally invests in non-investment grade debt securities of domestic corporations. Non-investment grade securities are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These securities are often referred to as "junk bonds" and are considered speculative. The Fund expects to hold securities with an average maturity of between 6 and 10 years, but the holding period average may vary between 4 and 12 years.


In selecting portfolio securities, the Fund's investment subadvisor analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability. Having developed certain industry biases resulting from the current macroeconomic environment, the investment subadvisor implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure. The investment subadvisor then conducts a rigorous credit selection process in order to identify securities that offer attractive investment opportunities. Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund's portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund's portfolio.

When the investment subadvisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase. The prices of long term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity.

NON-INVESTMENT GRADE SECURITIES Non-investment grade debt securities are considered speculative and, compared to investment grade securities, tend to have:

      o more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;

      o     greater risk of loss due to default or declining credit quality;

      o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and

      o greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

Non-investment grade debt securities present a higher degree of credit risk because their issuers are often highly leveraged and may not have more traditional methods of financing available to them. As a result, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because these securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares.

Changes by the primary rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of S&P, Moody's and other rating agencies generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

FIFTH THIRD HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

LIQUIDITY RISK. In addition, secondary markets for non-investment grade debt securities are not as liquid as the secondary markets for higher-rated corporate debt securities. The secondary markets for non-investment grade corporate debt securities are concentrated in relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and funds. The trading volume for non-investment grade corporate debt securities is generally lower than that for higher-rated corporate debt securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors could have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, adversely affect the Fund's net asset value and limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets also could affect the ability of the Fund to sell securities at their fair value. If the secondary markets for non-investment grade securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

REGULATORY RISK. Prices for non-investment grade debt securities may be affected by legislative and regulatory developments, which could adversely affect the Fund's net asset value and investment practices, the secondary market for non-investment grade securities, the financial condition of issuers of these securities and the value of outstanding non-investment grade securities.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                                  [BAR CHART]

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

                                     8.15%
--------------------------------------------------------------------------------
                                      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                     Q4 2006               3.82%
Worst quarter:                                    Q2 2006              -1.34%
Year to Date Return (1/1/07 to 9/30/07):                                3.62%
--------------------------------------------------------------------------------
____________________
(1)   The Fund first offered Institutional shares on 11/29/05.


---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------------------------------------------
                                                                             INCEPTION DATE    PAST YEAR    SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                                         11/29/05
Return Before Taxes                                                                              8.15%           7.49%
   Return After Taxes on Distributions(2)                                                        5.38%           4.90%
   Return After Taxes on Distributions and Sale of Fund Shares(2)                                5.22%           4.84%
---------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH HIGH YIELD MASTER INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                           11.64%         11.59%
---------------------------------------------------------------------------------------------------------------------------


(1)   The Fund first offered Institutional shares on 11/29/05.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below investment grade, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market.

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD TOTAL RETURN BOND FUND (FORMERLY FIFTH THIRD BOND FUND)      STYLE
----------------------------------------------------------------------  --------

FUNDAMENTAL OBJECTIVE High current income. Capital growth is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The bonds in which the Funds invests may include U.S. Government securities and corporate debt securities, including mortgage-backed securities. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

The Fund generally invests in high quality bonds. The Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, the financial condition of the issuer and the issuer's prospects for long-term growth of earnings and revenues.

U.S. Government securities (or bonds) are debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie
Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments.

Although the Advisor considers the Fund to be a long maturity bond fund, the Fund has no restrictions on its maturity or duration. The Advisor may, from time to time, shorten or lengthen the duration of the Fund's portfolio to protect principal in the event of rising or falling interest rates. In addition, the Advisor may adjust the Fund's sector weightings and duration to attempt to capture additional returns relative to the Fund's benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity.


Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more issuer default risk than any direct obligation of the U.S. Treasury.


PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

NON-INVESTMENT GRADE SECURITIES RISK. The Fund may invest up to 20% of its assets in non-investment grade securities. High yield, or non-investment grade, securities (also known as "junk bonds") are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody's) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default or a decline in credit quality, a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.

FOREIGN INVESTMENT RISK. Investments in foreign bonds are subject to special risks in addition to those to which U.S. investments are subject. These risks include political and economic risks, currency fluctuations, higher transaction costs,

FIFTH THIRD TOTAL RETURN BOND FUND (FORMERLY FIFTH THIRD BOND FUND)
--------------------------------------------------------------------------------


delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and less liquid than U.S. investments.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                                  [BAR CHART]

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

10.55%   9.29%   -4.41%   11.91%   7.25%   9.42%   3.20%   3.68%   2.11%   3.95%
--------------------------------------------------------------------------------
1997       98       99       00      01      02      03      04      05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                     Q3 2001               5.24%
Worst quarter:                                    Q1 1996              -3.63%
Year to Date Return (1/1/07 to 9/30/07):                                2.48%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        INCEPTION DATE    PAST YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                                    3/20/95
Return Before Taxes                                                                         3.95%         4.44%            5.59%
   Return After Taxes on Distributions(2)                                                   2.26%         2.84%            3.35%
   Return After Taxes on Distributions and Sale of Fund Shares(2)                           2.54%         2.85%            3.39%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                      4.33%         5.06%            6.24%
------------------------------------------------------------------------------------------------------------------------------------


(1) On October 29, 2001, the Kent Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Total Return Bond Fund (formerly Fifth Third Bond
      Fund). As such, for the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Income Fund.


(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Aggregate Bond Index(R) is an unmanaged total return index measuring both capital price changes and income index provided by the underlying universe of securities and is generally representative of the performance of the bond market as a whole.

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD SHORT TERM BOND FUND                                         STYLE
----------------------------------------------------------------------  --------

FUNDAMENTAL OBJECTIVE Current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The securities debt bonds in which the Fund invests typically include corporate debt securities, mortgage backed securities, asset-backed securities, and U.S. Government debt securities.

U.S. Government securities (or bonds) are debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie
Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

The Fund will maintain a dollar-weighted average portfolio maturity of less than three years. While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more issuer default risk than any direct obligation of the U.S. Treasury.

PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

LOWER-RATED SECURITIES RISK. Obligations rated in the fourth highest rating category and below involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

NON-INVESTMENT GRADE SECURITIES RISK. The Fund may invest up to 20% of its assets in non-investment grade securities. High yield, or non-investment grade securities (also known as "junk bonds") are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody's) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments, greater risk of loss due to default or a decline in credit quality, greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.

FOREIGN INVESTMENT RISK. Investments in foreign bonds are subject to special risks in addition to those to which U.S. investments are subject. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and less liquid than U.S. investments.

FIFTH THIRD SHORT TERM BOND FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                                  [BAR CHART]

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

6.42%    6.14%    2.50%    8.12%   7.90%   4.84%   2.03%   0.74%   1.66%   4.08%
--------------------------------------------------------------------------------
1997       98       99       00      01      02      03      04      05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best Quarter                                        Q3 2001               3.19%
Worst Quarter                                       Q2 2004              -1.08%
Year to Date Return (1/1/07 to 9/30/07):                                  3.82%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        INCEPTION DATE    PAST YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                                    11/2/92
Return Before Taxes                                                                         4.08%         2.66%            4.41%
   Return After Taxes on Distributions(2)                                                   2.60%         1.27%            2.53%
   Return After Taxes on Distributions and Sale of Fund Shares(2)                           2.63%         1.44%            2.60%
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                      4.25%         3.20%            4.95%
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRICE INDEX**                                                                      2.54%         2.69%            2.44%
------------------------------------------------------------------------------------------------------------------------------------
91-DAY TREASURY BILL***                                                                     4.85%         2.43%            3.80%
------------------------------------------------------------------------------------------------------------------------------------



(1) On October 29, 2001, the Kent Short Term Bond Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Short Term Bond Fund. As such, for the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Short Term Bond Fund.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


* The Merrill Lynch 1-3 Year Government/Corporate Bond Index(R) is an unmanaged index trading short-term U.S. Government securities and short-term domestic investment-grade corporate bonds with maturities of one to three years.


** The Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of goods.

*** The 91-day Treasury Bill return tracks the investment return paid on U.S. Treasury bills maturing in 91 days.

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD MUNICIPAL BOND FUND                                          STYLE
----------------------------------------------------------------------  --------

FUNDAMENTAL OBJECTIVE Current income that is exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions that pay interest that is exempt from federal income taxes. The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The Fund maintains a dollar-weighted average portfolio maturity of between five and twenty-five years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality (for example, BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's).

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in an issuer's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuation is no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

LOWER-RATED SECURITIES RISK. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

POLITICAL RISK. The Fund's performance may be affected by political and economic factors at the state, regional or national level. Those factors may include budgetary problems and declining tax bases. Actual or proposed changes in tax rates also may affect your net return.

LIMITED OBLIGATION SECURITIES RISK. Limited obligation securities are not general obligations of the issuers. As a result, in the event of a default or termination, the security holders may have limited recourse.

TAX RISK. Tax risk involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code which allow interest distributed from such securities to be tax-exempt. Failure to comply with those requirements would create adverse tax consequences for shareholders.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                                  [BAR CHART]

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

8.59%   5.71%   -3.26%   12.40%   4.07%   9.65%   4.69%   3.07%   1.97%   4.33%
--------------------------------------------------------------------------------
1997      98       99       00      01      02      03      04      05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                    Q4 2000                  5.01%
Worst quarter:                                   Q2 2004                 -2.57%
Year to Date Return (1/1/07 to 9/30/07):                                  1.89%
--------------------------------------------------------------------------------


____________________
(1) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Tax-Free Income Fund. On October 29, 2001, the Kent Tax-Free Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Municipal Bond Fund.

FIFTH THIRD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       INCEPTION DATE    PAST YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                                   3/20/95
Return Before Taxes                                                                        4.33%         4.71%            5.04%
   Return After Taxes on Distributions(2)                                                  2.74%         2.81%            3.10%
   Return After Taxes on Distributions and Sale of Fund Shares(2)                          3.00%         3.09%            3.23%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      (SINCE 4/1/95)
LEHMAN BROTHERS MUNICIPAL BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     4.85%         5.53%            5.76%
------------------------------------------------------------------------------------------------------------------------------------



(1) On October 29, 2001, the Kent Tax-Free Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Municipal Bond Fund. As such, for the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Tax-Free Income Fund.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Municipal Bond Index(R) is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND                             STYLE
----------------------------------------------------------------------  --------

FUNDAMENTAL OBJECTIVE High level of current income that is exempt from federal regular income taxes.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bonds obligations. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions that pay interest that is exempt from federal income taxes. The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The Fund maintains a dollar-weighted average portfolio maturity of between three and ten years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality (for example, BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's).

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase.


The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

At times the Fund may have a greater focus on municipal bond obligations issued by the State of Michigan and its local political subdivisions.


The Advisor may consider selling one of the Fund's holdings when a deterioration in an issuer's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuation is no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


MICHIGAN STATE-SPECIFIC RISK. Due to the level of investment in municipal obligations issued by the State of Michigan and its local political subdivisions, the performance of the Fund may be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Fund may also be subject to credit risks of municipal issuers, which may have historically experienced periods of financial difficulties. When the Fund's assets are invested in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities, to a greater extent than if its assets were not so invested.


FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase.The price of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

LOWER-RATED SECURITIES RISK. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

POLITICAL RISK. The Fund's performance may be affected by political and economic factors at the state, regional or national level. Those factors may include budgetary problems and declining tax bases. Actual or proposed changes in tax rates also may affect your net return.

LIMITED OBLIGATION SECURITIES RISK. Limited obligation securities are not general obligations of the issuers. As a result, in the event of a default or termination, the security holders may have limited recourse.

TAX RISK. Tax risk involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code which allow interest distributed from such securities to be tax-exempt. Failure to comply with those requirements would create adverse tax consequences for shareholders.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                  [BAR CHART]

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

7.07%   5.37%   -1.01%   8.99%   4.73%   8.24%   3.26%   2.06%   1.21%   3.72%
--------------------------------------------------------------------------------
1997      98       99      00      01      02      03      04      05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                    Q3 2002                   3.56%
Worst quarter:                                   Q2 2004                  -2.02%
Year to Date Return (1/1/07 to 9/30/07):                                   2.08%
--------------------------------------------------------------------------------


____________________
(1) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Intermediate Tax-Free Fund. On October 29, 2001, the Kent Intermediate Tax-Free Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Intermediate Municipal Bond Fund.



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        INCEPTION DATE    PAST YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                                    12/16/92
Return Before Taxes                                                                         3.72%         3.67%            4.32%
   Return After Taxes on Distributions(2)                                                   2.40%         2.22%            2.65%
   Return After Taxes on Distributions and Sale of Fund Shares(2)                           2.46%         2.33%            2.70%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                      3.79%         4.44%            4.98%
------------------------------------------------------------------------------------------------------------------------------------



(1) On October 29, 2001, the Kent Intermediate Tax-Free Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Intermediate Municipal Bond Fund. As such, for the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Intermediate Tax-Free Fund.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Quality Intermediate Municipal Bond Index(R) is generally representative of intermediate term municipal bonds with a maturity between two and twelve years.

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD OHIO MUNICIPAL BOND FUND                                     STYLE
----------------------------------------------------------------------  --------

FUNDAMENTAL OBJECTIVE Current income exempt from federal income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations that pay interest that is exempt from personal income taxes imposed by Ohio and its municipalities. The securities are generally issued by the State of Ohio, as well as counties, cities, towns, territories, and public authorities in Ohio. These securities pay interest that is exempt from personal income taxes imposed by Ohio and its municipalities. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions which pay interest that is exempt from federal income taxes. The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The Fund maintains a dollar-weighted average portfolio maturity of between three and ten years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality (for example, BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's).

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in an issuer's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuation is no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. In addition, during times when the Fund assumes a temporary defensive posture, the Fund may invest in municipal bonds, the income on which is exempt from federal income tax but not exempt from Ohio personal income taxes. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities INCLUDE RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase.The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.


NON-DIVERSIFICATION RISK. This Fund is a non-diversified fund with regard to issuers of securities. As a result, it does not have to invest in as many issuers as a diversified fund and thus, could be significantly affected by the performance of one or a small number of issuers and a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.


OHIO STATE-SPECIFIC RISK. Because the Fund is non-diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio municipal securities or the ability of issuers to make timely payments of interest and principal. Actual or proposed changes in tax rates also may affect your net return.

LIMITED OBLIGATION SECURITIES RISK. In addition, because revenue bonds and limited obligation securities are not general obligations of the issuers, the Fund will have limited recourse in the event of a default or termination of these securities.

TAX RISK. Tax risk involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code which allow interest distributed from such securities to be tax-exempt. Failure to comply with those requirements would create adverse tax consequences for shareholders.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

FIFTH THIRD OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                   [BAR CHART]

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

6.92%   5.61%   -2.94%   8.87%   4.57%   7.85%   3.84%   1.98%   1.09%   3.43%
--------------------------------------------------------------------------------
1997      98       99      00      01      02      03      04      05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                       Q3 2002               3.58%
Worst quarter:                                      Q2 1999              -2.28%
Year to Date Return (1/1/07 to 9/30/07):                                  2.08%
--------------------------------------------------------------------------------


____________________
(1) The Fund first offered Institutional shares on August 11, 1998. The quoted performance of Institutional shares for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expense structure.



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        INCEPTION DATE    PAST YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                                      1/1/87
   Return Before Taxes                                                                      3.43%         3.61%            4.07%
   Return After Taxes on Distributions(2)                                                   2.17%         2.30%            2.56%
   Return After Taxes on Distributions
     and Sale of Fund Shares(2)                                                             2.24%         2.33%            2.56%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                      3.79%         4.44%            4.98%
------------------------------------------------------------------------------------------------------------------------------------



(1) The Fund first offered Institutional shares on August 11, 1998. The quoted performance of Institutional shares for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expense structure.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Quality Intermediate Municipal Bond Index(R) is generally representative of intermediate term municipal bonds with a maturity between two and twelve years.

                                                                        --------
                                                                         FIXED-
                                                                         INCOME
FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND                                 STYLE
----------------------------------------------------------------------  --------

FUNDAMENTAL OBJECTIVE Current income that is exempt from federal income tax and Michigan personal income tax.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations that pay interest that is exempt from personal income taxes imposed by the State of Michigan or its political subdivisions. The securities are generally issued by the State of Michigan, as well as counties, cities, towns, territories and public authorities in Michigan. These securities pay interest that is exempt from personal income taxes imposed by Michigan and its municipalities. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions that pay interest that is exempt from federal income taxes. The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The Fund maintains a dollar-weighted average portfolio maturity of between two and five years. No security in the Fund will have a remaining maturity of more than ten years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality (for example BBB-or higher by Standard & Poor's or Baa3 or higher by Moody's).

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in an issuer's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuation is no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. In addition, during times when the Fund assumes a temporary defensive posture, the Fund may invest in municipal bonds, the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

LOWER-RATED SECURITIES RISK. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a rating agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

MICHIGAN STATE-SPECIFIC RISK. Due to the level of investments in municipal obligations issued by the State of Michigan and its local political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When the Fund's assets are invested in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so invested.

TAX RISK. Tax risk involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code which allow interest distributed from such securities to be tax-exempt. Failure to comply with those requirements would create adverse tax consequences for shareholders.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                                  [BAR CHART]

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

5.52%   4.75%   0.67%   6.31%   5.48%   6.21%   2.36%   1.07%   0.80%   2.65%
--------------------------------------------------------------------------------
1997      98      99      00      01      02      03      04      05      06

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


--------------------------------------------------------------------------------
Best quarter:                                        Q2 2002               2.87%
Worst quarter:                                       Q2 2004              -1.38%
Year to Date Return (1/1/07 to 9/30/07):                                   2.52%
--------------------------------------------------------------------------------


____________________
(1) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Michigan Municipal Bond Fund. On October 29, 2001, the Kent Michigan Municipal Bond Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Michigan Municipal Bond Fund.

FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        INCEPTION DATE    PAST YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                                      5/3/93
Return Before Taxes                                                                         2.65%         2.60%            3.56%
   Return After Taxes on Distributions(2)                                                   1.61%         1.51%            2.16%
   Return After Taxes on Distributions and Sale of Fund Shares(2)                           1.71%         1.58%            2.19%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 1-5 YEAR MUNICIPAL BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                      3.20%         3.26%            4.18%
------------------------------------------------------------------------------------------------------------------------------------



(1) On October 29, 2001, the Kent Michigan Municipal Bond Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Michigan Municipal Bond Fund. As such, for the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Michigan Municipal Bond Fund.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers 1-5 Year Municipal Bond Index(R) is representative of short term municipal bonds with a maturity between one and six years.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2007.


                                                                FIFTH THIRD      FIFTH THIRD     FIFTH THIRD     FIFTH THIRD
                                                                 SMALL CAP     MID CAP GROWTH      QUALITY         DIVIDEND
                                                                GROWTH FUND         FUND          GROWTH FUND     GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                    None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                             None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                         None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                     0.70%           0.80%            0.80%           1.00%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                                           None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                      0.36%           0.30%            0.31%           0.34%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(1)                                    --              --               --              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.06%(2)        1.10%            1.11%           1.67%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT                               --            0.01%(3)         0.05%(3)        0.94%(3)
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                          --            1.09%            1.06%           0.73%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Amount is less than 0.01%, and is included in Other expenses.

(2) The Funds' Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Small Cap Growth Fund to 1.01%. This waiver and/or expense reimbursement may be discontinued at any time.

(3) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Mid Cap Growth Fund and the Quality Growth Fund for the 13 month period and by the Dividend Growth Fund for the 40 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                       US EQUITY FUNDS (VALUE)--FEE TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                                                       FIFTH THIRD   FIFTH THIRD   FIFTH THIRD      FIFTH THIRD
                                                                        MICRO CAP     SMALL CAP      ALL CAP     DISCIPLINED LARGE
                                                                       VALUE FUND    VALUE FUND    VALUE FUND     CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                          None          None          None             None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS               None          None          None             None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                               None          None          None             None
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                           1.00%         0.90%         1.00%            0.80%
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                                                 None          None          None             None
----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                            0.52%         0.35%         0.32%            0.28%
----------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES                                           0.01            --(1)         --(1)            --(1)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      1.53%(2)      1.25%(2)      1.32%            1.08%
----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(3)                                  --            --          0.13%            0.07%
----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                --            --          1.19%            1.01%
----------------------------------------------------------------------------------------------------------------------------------


(1)   Amount is less than 0.01% and is included in Other expenses.


(2) The Funds' Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Micro Cap Value Fund to 1.35% and for the Small Cap Value Fund to 1.20%. This waiver and/or expense reimbursement may be discontinued at any time.


(3) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                            STRUCTURED PRODUCTS (QUANTITATIVE)--FEE TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  FIFTH THIRD      FIFTH THIRD       FIFTH THIRD
                                                                                  EQUITY INDEX   STRUCTURED LARGE   INTERNATIONAL
                                                                                      FUND        CAP PLUS FUND      EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                      None             None             None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS                           None             None             None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                           None             None             None
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                      0.30%            0.70%             1.00%
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                                                             None             None             None
----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                       0.31%            0.33%             0.36%
----------------------------------------------------------------------------------------------------------------------------------

        DIVIDEND EXPENSE ON SHORT SALES                                                 --            0.26%              --
----------------------------------------------------------------------------------------------------------------------------------
        OTHER EXPENSES                                                               0.31%            0.33%             0.36%
----------------------------------------------------------------------------------------------------------------------------------
        TOTAL OTHER EXPENSES                                                         0.31%            0.59%             0.36%
----------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES                                                        --(1)            --(1)           0.02%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                 0.61%            1.29%             1.38%
----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(2)                                           0.42%            0.11%             0.17%
----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                         0.19%            1.18%             1.21%
----------------------------------------------------------------------------------------------------------------------------------


(1)   Amount is less than 0.01%, and is included in Other expenses.

(2) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. For the Structured Large Cap Plus Fund, the expense limitation (which excludes expenses for dividends on securities sold short) is 0.92%. Because dividend expenses on short sales are excluded from this fund's expense limitation, Net Expenses are expected to exceed the applicable expense limitation by the estimated amount of dividends expense on short sales. Estimated Net Expenses are 1.18%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Funds if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                       SPECIALTY - ASSET ALLOCATION STRATEGIES--FEE TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                                                          FIFTH THIRD                 FIFTH THIRD
                                                            FIFTH THIRD    LIFEMODEL    FIFTH THIRD    LIFEMODEL      FIFTH THIRD
                                                             LIFEMODEL    MODERATELY     LIFEMODEL     MODERATELY      LIFEMODEL
                                                            AGGRESSIVE    AGGRESSIVE     MODERATE     CONSERVATIVE   CONSERVATIVE
                                                              FUND SM       FUND SM       FUND SM       FUND SM         FUND SM
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES               None          None          None          None            None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                        None          None          None          None            None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                    None          None          None          None            None
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                0.15%         0.15%         0.15%         0.15%           0.15%
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                                      None          None          None          None            None
----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                 0.34%         0.32%         0.29%         0.39%           0.49%
----------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES                                1.06%         0.99%         0.91%         0.87%           0.79%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.55%         1.46%         1.35%         1.41%           1.43%
----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(1)                     1.47%         1.38%         1.27%         1.33%           1.35%
----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                0.08%         0.08%         0.08%         0.08%           0.08%
----------------------------------------------------------------------------------------------------------------------------------


(1) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

(2) In addition to the operating expenses disclosed above, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. The average weighted expense ratios for the underlying funds of the LifeModel Aggressive Fund SM are 1.06%, of the LifeModel Moderately Aggressive Fund SM are 0.99%, of the LifeModel Moderate Fund SM are 0.91%, of the LifeModel Moderately Conservative Fund SM are 0.87% and of the LifeModel Conservative Fund SM are 0.79%.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                            SPECIALTY STRATEGY--FEE TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      FIFTH THIRD
                                                                                                                       STRATEGIC
                                                                                                                      INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                                                         None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                                                                                  None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                                                              None
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                                          1.00%
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                                                                                                None
----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                                                           0.34%
----------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES                                                                                          0.64%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                                                     1.98%
----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(2)                                                                               1.02%
----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                                             0.96%
----------------------------------------------------------------------------------------------------------------------------------


(1)   Amount is less than 0.01%, and is included in Other expenses.

(2) The Fund's Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                  FIXED INCOME FUNDS (TAXABLE)--FEE TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        FIFTH THIRD   FIFTH THIRD     FIFTH THIRD
                                                                                        HIGH YIELD    TOTAL RETURN    SHORT TERM
                                                                                         BOND FUND     BOND FUND       BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                           None           None           None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                                                    None           None           None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                                None           None           None
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                            0.70%         0.60%           0.50%
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                                                                  None           None           None
----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                             0.45%         0.32%           0.31%
----------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(1)                                                           --            --              --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.15%         0.92%           0.81%(2)
----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(3)                                                 0.41%         0.24%            --
----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                               0.74%         0.68%            --
----------------------------------------------------------------------------------------------------------------------------------


(1)   Amount is less than 0.01%, and is included in Other expenses.

(2) The Funds' Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Short Term Bond Fund to 0.64%. This waiver and/or expense reimbursement may be discontinued at any time.

(3) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                FIXED INCOME FUNDS (MUNICIPAL)--FEE TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        FIFTH THIRD   FIFTH THIRD     FIFTH THIRD
                                                                          FIFTH THIRD   INTERMEDIATE      OHIO         MICHIGAN
                                                                           MUNICIPAL     MUNICIPAL     MUNICIPAL       MUNICIPAL
                                                                           BOND FUND     BOND FUND     BOND FUND       BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                             None           None          None           None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS                  None           None          None           None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                  None           None          None           None
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                              0.55%         0.55%         0.55%           0.45%
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                                                    None           None          None           None
----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                               0.58%         0.34%         0.38%           0.53%
----------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES                                                --            --            --              --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(1)                                      1.13%         0.89%         0.93%           0.98%
----------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(3)                                     --             --            --           0.30%
----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                   --             --            --           0.68%
----------------------------------------------------------------------------------------------------------------------------------


(1)   Amount is less than 0.01%, and is included in Other expenses.

(2) The Funds' Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Municipal Bond Fund to 0.61%, for the Intermediate Municipal Bond Fund to 0.65% and for the Ohio Municipal Bond Fund to 0.79%. These waivers and/or expense reimbursements may be discontinued at any time.

(3) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.



US EQUITY FUNDS (GROWTH)                                   1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD SMALL CAP GROWTH FUND                           $108              $337             $584             $1,293
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MID CAP GROWTH FUND                             $111              $349             $606             $1,340
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD QUALITY GROWTH FUND                             $108              $348             $607             $1,348
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD DIVIDEND GROWTH FUND                             $75              $435             $819             $1,898
------------------------------------------------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE)                                    1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICRO CAP VALUE FUND                            $156              $484             $834             $1,824
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD SMALL CAP VALUE FUND                            $127              $396             $686             $1,511
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD ALL CAP VALUE FUND                              $121              $406             $712             $1,579
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND                $103              $337             $590             $1,313
------------------------------------------------------------------------------------------------------------------------

STRUCTURED PRODUCTS (QUANTITATIVE)                         1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND                  $120              $397             $696             $1,547
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD EQUITY INDEX FUND                                $19              $152             $297             $  721
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INTERNATIONAL EQUITY FUND                       $123              $420             $739             $1,643
------------------------------------------------------------------------------------------------------------------------

SPECIALTY STRATEGY                                         1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD STRATEGIC INCOME FUND                            $98              $522             $973             $2,225
------------------------------------------------------------------------------------------------------------------------

SPECIALITY-ASSET ALLOCATION STRATEGIES                     1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL AGGRESSIVE FUND SM                     $8               $344             $704             $1,719
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND SM          $8               $325             $665             $1,627
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATE FUND SM                       $8               $301             $617             $1,512
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND SM        $8               $315             $644             $1,576
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL CONSERVATIVE FUND SM                   $8               $319             $653             $1,596
------------------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------



FIXED INCOME FUNDS (TAXABLE)                               1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD HIGH YIELD BOND FUND                             $76              $325             $594             $1,361
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD TOTAL RETURN BOND FUND                           $69              $269             $485             $1,109
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD SHORT TERM BOND FUND                             $83              $259             $450             $1,003
------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (MUNICIPAL)                             1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL BOND FUND                             $115              $359             $622             $1,374
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND                 $91              $284             $493             $1,096
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD OHIO MUNICIPAL BOND FUND                         $95              $297             $515             $1,144
------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND                     $69              $281             $511             $1,172
------------------------------------------------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICIES
--------------------------------------------------------------------------------


To comply with SEC rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each Fund's policy is described in its summary description under the heading "Principal Investment Strategies." A Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.


INVESTMENT PRACTICES
--------------------------------------------------------------------------------


Each Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that each Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor or Subadvisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------




                                                                                   Delayed
                                                Asset-                            Delivery/                   Foreign
                                                Backed     Common   Convertible     When-                     Currency
                                              Securities   Stock    Securities     Issueds    Derivatives   Transactions
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                             X          X           X            X            X
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                               X          X           X            X            X
---------------------------------------------------------------------------------------------------------------------------
Quality Growth Fund                               X          X           X            X            X
---------------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund                              X          X           X            X            X
---------------------------------------------------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE)
---------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Fund                              X          X           X            X            X
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                              X          X           X            X            X
---------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                                X          X           X            X            X
---------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Fund                  X          X           X            X            X
---------------------------------------------------------------------------------------------------------------------------
International Equity Fund                         X          X           X            X            X             X
---------------------------------------------------------------------------------------------------------------------------

STRUCTURED PRODUCTS (QUANTITATIVE)
---------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Fund                    X          X           X            X            X             X
---------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                            X                        X            X
---------------------------------------------------------------------------------------------------------------------------

SPECIALTY - ASSET ALLOCATION STRATEGIES
---------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive Fund SM
---------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive Fund SM
---------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate Fund SM
---------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative Fund SM
---------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative Fund SM
---------------------------------------------------------------------------------------------------------------------------

SPECIALTY STRATEGY
---------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                             X          X           X            X            X             X
---------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)
---------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                              X                      X            X            X             X
---------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                            X                      X            X            X             X
---------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                              X                      X            X            X             X
---------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (MUNICIPAL)
---------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                               X                      X            X            X
---------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Fund                  X                      X            X            X
---------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                          X                      X            X            X
---------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                      X                      X            X            X
---------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS
---------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                   X                                   X            X
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                                       X            X
---------------------------------------------------------------------------------------------------------------------------


                                                           High-Yield
                                              Guaranteed   /High-Risk                Investment   Investment
                                              Investment      Debt       Illiquid     Company       Grade           Loan
                                              Contracts    Securities   Securities   Securities     Bonds      Participations
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                             X            X            X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                               X            X            X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------
Quality Growth Fund                               X                         X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund                              X            X            X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE)
---------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Fund                              X            X            X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                              X            X            X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                                             X            X            X            X
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Fund                  X            X            X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                         X            X            X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------

STRUCTURED PRODUCTS (QUANTITATIVE)
--------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Fund                    X            X            X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                                           X            X
--------------------------------------------------------------------------------------------------------------------------------

SPECIALTY - ASSET ALLOCATION STRATEGIES
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive Fund SM                                                             X
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive Fund SM                                                  X
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate Fund SM                                                               X
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative Fund SM                                                X
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative Fund SM                                                           X
--------------------------------------------------------------------------------------------------------------------------------

SPECIALTY STRATEGY
--------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                             X            X            X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)
--------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                              X            X            X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                            X            X            X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                              X            X            X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (MUNICIPAL)
--------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                               X                         X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Fund                  X                         X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                          X                         X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                      X                         X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS
--------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                   X                         X            X            X              X
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                                          X
--------------------------------------------------------------------------------------------------------------------------------




                                                                                                  Non-U.S.
                                                 Money      Mortgage-    Mortgage                  Traded
                                                Market        Backed      Dollar    Municipal     Foreign     Preferred
US EQUITY FUNDS (GROWTH)                      Instruments   Securities    Rolls     Securities   Securities    Stocks
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                              X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------
Quality Growth Fund                                X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund                               X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE)
---------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Fund                               X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                               X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                                 X            X                                    X            X
--------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Fund                   X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------
International Equity Fund                          X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------

STRUCTURED PRODUCTS (QUANTITATIVE)
--------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Fund                     X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                  X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------

SPECIALTY - ASSET ALLOCATION STRATEGIES
--------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive Fund SM                       X
--------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive Fund SM            X
--------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate Fund SM                         X
--------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative Fund SM          X
--------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative Fund SM                     X
--------------------------------------------------------------------------------------------------------------------------

SPECIALTY STRATEGY
--------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                              X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                               X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                             X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                               X            X           X           X            X            X
--------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (MUNICIPAL)
--------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                                X            X           X           X
--------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Fund                   X            X           X           X
--------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                           X            X           X           X
--------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                       X            X           X           X
--------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS
--------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                    X            X           X
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                    X
--------------------------------------------------------------------------------------------------------------------------


                                              Real Estate
                                              Investment                  Reverse                  Short-    Small and
                                                Trusts      Restricted   Repurchase   Securities    Term     Micro Cap    Stripped
                                                (REITs)     Securities   Agreements    Lending     Trading   Equities    Obligations
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                              X            X            X            X           X          X            X
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                X            X            X            X           X          X            X
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Fund                                X            X            X            X           X          X            X
------------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund                               X            X            X            X           X          X            X
------------------------------------------------------------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE)
------------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Fund                               X            X            X            X           X          X            X
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                               X            X            X            X           X          X            X
------------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                                 X            X            X            X           X          X            X
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Fund                   X            X            X            X           X          X            X
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                          X            X            X            X           X          X            X
------------------------------------------------------------------------------------------------------------------------------------

STRUCTURED PRODUCTS (QUANTITATIVE)
------------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Fund                     X            X            X            X           X          X            X
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                  X            X            X            X           X          X            X
------------------------------------------------------------------------------------------------------------------------------------

SPECIALTY - ASSET ALLOCATION STRATEGIES
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive Fund SM                                                              X
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive Fund SM                                                   X
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate Fund SM                                                                X
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative Fund SM                                                 X
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative Fund SM                                                            X
------------------------------------------------------------------------------------------------------------------------------------

SPECIALTY STRATEGY
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                              X            X            X            X           X          X            X
------------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                               X            X            X            X           X                       X
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                             X            X            X            X           X                       X
------------------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                               X            X            X            X           X                       X
------------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (MUNICIPAL)
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                                             X            X            X           X                       X
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Fund                                X            X            X           X                       X
------------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                                        X            X            X           X                       X
------------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                                    X            X            X           X                       X
------------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                                 X            X            X           X                       X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                                                       X          X            X
------------------------------------------------------------------------------------------------------------------------------------


                                                 U.S.         U.S.                      Variable                   Zero-
                                              Government     Traded        U.S.       and Floating                Coupon
                                                Agency      Foreign      Treasury         Rate                     Debt
                                              Securities   Securities   Obligations   Instruments    Warrants   Obligations
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                             X            X             X             X            X            X
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                               X            X             X             X            X            X
---------------------------------------------------------------------------------------------------------------------------
Quality Growth Fund                               X            X             X             X            X            X
---------------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund                              X            X             X             X            X            X
---------------------------------------------------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE)
---------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Fund                              X            X             X             X            X            X
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                              X            X             X             X            X            X
---------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                                X            X             X             X            X            X
---------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Fund                  X            X             X             X            X            X
---------------------------------------------------------------------------------------------------------------------------
International Equity Fund                         X            X             X             X            X            X
---------------------------------------------------------------------------------------------------------------------------

STRUCTURED PRODUCTS (QUANTITATIVE)
---------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Fund                    X            X             X             X            X            X
---------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                 X            X             X             X            X            X
---------------------------------------------------------------------------------------------------------------------------

SPECIALTY - ASSET ALLOCATION STRATEGIES
---------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive Fund SM
---------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive Fund SM
---------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate Fund SM
---------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative Fund SM
---------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative Fund SM
---------------------------------------------------------------------------------------------------------------------------

SPECIALTY STRATEGY
---------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                             X            X             X             X            X            X
---------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)
---------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                              X            X            X              X                         X
---------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                            X            X            X              X                         X
---------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                              X            X            X              X                         X
---------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS (MUNICIPAL)
---------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                               X            X            X             X                          X
---------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Fund                  X            X            X             X                          X
---------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                          X            X            X             X                          X
---------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                      X            X            X             X                          X
---------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS
---------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                   X            X            X             X                          X
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                   X                         X                                        X
---------------------------------------------------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COMMON STOCK: Shares of ownership of a company.

COLLATERALIZED LOAN OBLIGATIONS: A TYPE OF ASSET-BACKED SECURITY THAT IS AN OBLIGATION OF A TRUST TYPICALLY COLLATERALIZED BY POOLS OF LOANS.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

      CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Dividend Growth Fund, Intermediate Municipal Bond Fund, Ohio Municipal Bond Fund, and the Money Market Funds may not invest in these securities. In addition, the following Funds may only buy or sell listed put options on financial futures contracts or buy or sell listed call options or over-the-counter call options on futures contracts:
Micro Cap Value Fund, All Cap Value Fund, and Strategic Income Fund.

      CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

      FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price. The Dividend Growth Fund, Intermediate Municipal Bond Fund, Ohio Municipal Bond Fund, and the Money Market Funds may not invest in these.

      STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices. The Dividend Growth Fund, the Bond Funds, and the Money Market Funds may not invest in these.

      STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest in directly. The Money Market Funds may not invest in these.

      SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Money Market Funds may not invest in these.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions include forward foreign currency exchange contracts, foreign currency options, and foreign currency futures transactions.

FOREIGN SECURITIES--NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

      AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

      YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

            CANADA BONDS: Issued by Canadian provinces.

            SOVEREIGN BONDS: Issued by the government of a foreign country.

            SUPRANATIONAL BONDS: Issued by supranational entities, such as the World Bank and European Investment Bank.

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds of Fifth Third Funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.

      BEAR FUNDS: A fund intended to increase/decrease in value inversely to the stock or equity index to which it relates. The Money Market Funds may not invest in these.

      CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis. The Money Market Funds may not invest in these.

      EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500((R)) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index. The Money Market Funds may not invest in these.

      LEVERAGED FUNDS: Funds that utilize leverage in an attempt to maximize gains. The Money Market Funds may not invest in these.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

      BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

      CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

      COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

      REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

      TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

      COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

      STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.

PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.

REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

WARRANTS: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

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INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others. Equity securities and subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk/debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.


INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk/debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

      HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that a Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

      SPECULATIVE. To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which

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could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk/debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, (ETFs), foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk/debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.


POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.

SHORT SALES RISK. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales "against the box," meaning the Fund may make short sales while owning or having the right to acquire, at no added cost, securities identical to those sold short. The Fund incurs transaction costs, including interest, when opening, maintaining, and closing short sales against the box. Short sales against the box protect the Fund against the risk of loss in the value of a portfolio security to the extent a decline in value of the security is offset by a corresponding gain in the short position. However, any potential gains in the value of the security would be wholly or partially offset by a corresponding loss in the short position. In addition, in implementing its principal investment strategies, the Fund may engage in short sales that are not against the box (i.e., short sales of securities that the Fund does not own) in accordance with the provisions of the 1940 Act. In order to do so, the Fund typically borrows a security from a broker in order to sell the security to a third party. This type of short sale exposes the Fund to the risk that it will be required to acquire, convert,

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--------------------------------------------------------------------------------

or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities it does not own, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. When making this type of short sale, the Fund must segregate liquid assets in an amount equal to the current market value of the security sold short. Short sales on securities the Fund does not own involve a form of investment leverage, and the amount of the Fund's loss on such a short sale is theoretically unlimited. Accordingly, the Fund may be subject to increased leveraging risk and other investment risks described in this section as a result of engaging in short sales of securities it does not own.

SMALLER COMPANY RISK. The risk associated with investment in companies with smaller market capitalizations. These investments may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. Small and Micro Cap Equities are subject to smaller company risk.


TAX RISK. The risk that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences for shareholders. Municipal securities are subject to tax risk.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.


INVESTMENT POLICIES OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

The following is a brief description of the principal investment policies of the Institutional Money Market Fund and the U.S. Treasury Money Market Fund, two Underlying Funds of the LifeModel Funds SM whose policies are not otherwise described in this Prospectus.

INSTITUTIONAL MONEY MARKET FUND

The Fund's fundamental investment objective is current income from short-term securities consistent with the stability of principal.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will be able to do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in repurchase agreements collateralized by the securities mentioned above.

U.S. TREASURY MONEY MARKET FUND

The Fund's fundamental investment objective is stability of principal and current income consistent with stability of principal.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, and repurchase agreements collateralized by U.S. Treasury securities, and shares of registered money market investment companies that invest exclusively in securities.

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ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT IN EXCHANGE-TRADED FUNDS. The Funds may each invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").*

iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets, unless otherwise permitted under the Investment Company Act of 1940 or the rules thereunder. Upon meeting certain conditions the Funds may invest their respective assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.

* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.


FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR AND SUBADVISORS


Fifth Third Asset Management, Inc., (the "Advisor" or "FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to all Funds. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 50 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2007, Fifth Third Asset Management, Inc. had approximately $22.4 billion of assets under management, including approximately $13.0 billion of assets in the Fifth Third Funds.


A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Board of Trustees approved such contracts.


The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005, the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Funds without shareholder approval. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.

Fort Washington Investment Advisors, Inc. ("Fort Washington"), 420 East Fourth Street, Cincinnati, OH 45202-4133, serves as investment subadvisor to Fifth Third High Yield Bond Fund. As of September 30, 2007, Fort Washington, together with its wholly-owned subsidiaries, had approximately $26.8 billion of assets under management.



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--------------------------------------------------------------------------------


The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2007 are as follows:

                                                           AS A PERCENTAGE OF
                                                           AVERAGE NET ASSETS
--------------------------------------------------------------------------------
FIFTH THIRD SMALL CAP GROWTH FUND                                 0.70%
--------------------------------------------------------------------------------
FIFTH THIRD MID CAP GROWTH FUND                                   0.80%
--------------------------------------------------------------------------------
FIFTH THIRD QUALITY GROWTH FUND                                   0.80%
--------------------------------------------------------------------------------
FIFTH THIRD DIVIDEND GROWTH FUND                                  0.60%
--------------------------------------------------------------------------------
FIFTH THIRD MICRO CAP VALUE FUND                                  1.00%
--------------------------------------------------------------------------------
FIFTH THIRD SMALL CAP VALUE FUND                                  0.90%
--------------------------------------------------------------------------------
FIFTH THIRD ALL CAP VALUE FUND                                    1.00%
--------------------------------------------------------------------------------
FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND                      0.80%
--------------------------------------------------------------------------------
FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND                        0.70%
--------------------------------------------------------------------------------
FIFTH THIRD EQUITY INDEX FUND                                     0.10%
--------------------------------------------------------------------------------
FIFTH THIRD INTERNATIONAL EQUITY FUND(1)                          1.00%
--------------------------------------------------------------------------------
FIFTH THIRD STRATEGIC INCOME FUND                                 0.80%
--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL AGGRESSIVE FUND SM                          0.03%
--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND SM               0.03%
--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATE FUND SM                            0.03%
--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND SM             0.03%
--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL CONSERVATIVE FUND SM                        0.03%
--------------------------------------------------------------------------------
FIFTH THIRD HIGH YIELD BOND FUND(2)                               0.70%
--------------------------------------------------------------------------------
FIFTH THIRD TOTAL RETURN BOND FUND                                0.50%
--------------------------------------------------------------------------------
FIFTH THIRD SHORT TERM BOND FUND                                  0.40%
--------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL BOND FUND                                   0.40%
--------------------------------------------------------------------------------
FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND                      0.40%
--------------------------------------------------------------------------------
FIFTH THIRD OHIO MUNICIPAL BOND FUND                              0.55%
--------------------------------------------------------------------------------
FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND                          0.10%
--------------------------------------------------------------------------------

(1) The Advisor paid a portion of this fee to Morgan Stanley Investment Management Inc. ("MSIM"), the Fund's former subadvisor. The subadvisory arrangement with MSIM was terminated, effective November 28, 2007. For the current fiscal year, a portion of the management fee paid to the Advisor for the period July 31, 2007 to November 28, 2007 will be paid to MSIM in connection with its subadvisory services.

(2)   The Advisor paid a portion of this fee to the Fund's subadvisor.


                                                                              77

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FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

FIFTH THIRD ASSET MANAGEMENT INC.


Samrat Bhattacharya has been the portfolio manager of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND since November 2007. Mr. Bhattacharya has 10 years of experience in statistical analysis and econometric modeling. Previously, he worked as a research analyst at the Indian Council of Research on International Economic Relations from 1998-2000. In this capacity he developed models for explaining trade patterns across different countries. He is in the final stages of completing his PhD in Economics at The Ohio State University where he specializes in econometric modeling. He has a M.S. and Master of Philosophy (M.
Phil) in Economics. Mr. Bhattacharya is a member of American Finance Association and American Economic Association.

Scott A. Billeadeau has been the portfolio manager of the FIFTH THIRD MID CAP GROWTH FUND since June 2003, of the FIFTH THIRD SMALL CAP GROWTH FUND since February 2005 and of the FIFTH THIRD LIFEMODEL FUNDSSM since September 2007. A Chartered Financial Analyst, Mr. Billeadeau graduated from Princeton University with a degree in Economics. He started his career at IDS/American Express (now Ameriprise) in 1985 as a statistical project analyst. In 1991 he joined Pacific Century Advisers, a subsidiary of Security Pacific Bank (which was subsequently acquired by Bank of America) as a portfolio manager and analyst. In 1994 he assumed management responsibilities for all small- and mid-cap assets for Bank of America. Mr. Billeadeau joined Nation's Bank's subsidiary Tradestreet Investment Associates, Inc. in 1997 where he was the Director and Senior Portfolio Manager responsible for the mid-cap and small-cap growth strategies. Mr. Billeadeau joined Investment Advisers, Inc. in July of 1999 and became a principal of Paladin Investment Associates, LLC upon its launch on December 1, 2000. At Paladin, Mr. Billeadeau was a Senior Portfolio Manager of Small, Small-Mid Cap and Mid Cap Growth strategies. Additionally, in 2000, Scott was elected to the Board of Directors of FactSet Research Systems, a NYSE listed company, where he serves as Chairman of the audit committee. Mr. Billeadeau has 21 years of investment experience.

John L. Cassady III has been the portfolio manager of the FIFTH THIRD TOTAL RETURN BOND FUND since October 2001 of FIFTH THIRD SHORT TERM BOND FUND since November 2007. Mr. Cassady is a Senior Portfolio Manager - Taxable Fixed Income for Fifth Third Asset Management, Inc. Prior to joining Fifth Third Asset Management, Inc.'s predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over 19 years of investment experience, including thirteen years of fixed income portfolio management experience. He earned his BS in Industrial Management from the Georgia Institute of Technology.

Mark Demos has been the portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND since November 2007. A Chartered Financial Analyst, Mr. Demos graduated from Lee University, with honors, with a Bachelor of Science degree in Business Administration. He joined Fifth Third Asset Management, Inc. in 1999 as an Analyst, covering the Technology, Energy and Industrial sectors. In the 4th quarter of 2006, he joined the Large Cap Strategies team as a Portfolio Manager. Prior to joining the Advisor, he worked for the Ohio Company as an Analyst. Mr. Demos has 10 years of investment experience and is a member of the Cincinnati Society of Financial Analysts.

Amy Denn has been a portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND since November 2006. Ms. Denn joined Fifth Third Asset Management in March 2003 as Portfolio Manager of Core Strategies. Prior to joining FTAM, she spent thirteen years with Minneapolis-based Investment Advisers, Inc., and then over three years as a portfolio manager with Paladin Investment Associates. Ms. Denn graduated from Minnesota State University, Mankato in 1987 with a BS degree in Business Administration, majoring in Accounting and Finance. Ms. Denn has 10 years of investment experience.

Jon Fisher has been a portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND since September 2007. Mr. Fisher is a Portfolio Manager of Core Strategies. Prior to joining FTAM in 2000, he worked for seven years at PNC as a Portfolio Manager and Equity Analyst and subsequently worked for two years at Dain Bosworth as an Equity Analyst. In January 2000, Mr. Fisher joined FTAM as a healthcare analyst supporting their growth products. In 2002, he was promoted to Director of Research and in 2003 was named co-Portfolio Manager of the Small Cap Growth Strategy. In January 2005, Mr. Fisher became Portfolio Manager of FTAM's Active Core and Active Growth products. Mr. Fisher has taught courses in Economics and Basic Investments for the Cincinnati Chapter of the American Institute of Bankers, has served as President for the Cincinnati Society of Financial Analysts, and has over 17 years of investment experience. Mr. Fisher graduated from the University of Iowa with a BS degree in Business Administration, majoring in Finance and earned his MBA from the University of Chicago. He earned the Chartered Financial Analyst designation in 1996.



78

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FUND MANAGEMENT
--------------------------------------------------------------------------------


Martin E. Hargrave has been the portfolio manager of the FIFTH THIRD MID CAP GROWTH FUND since February 2005 and of the FIFTH THIRD SMALL CAP GROWTH FUND since August 2006. A Chartered Financial Analyst, Mr. Hargrave graduated from the University of Southern California with a Bachelor of Science degree, followed by a Master's degree in Finance from the Anderson School at the University of California, Los Angeles. In 1991, Mr. Hargrave joined Sunkist Growers, Inc. where he was responsible for managing the employee benefits investments, banking relationships and cash management operations. Mr. Hargrave joined Investment Advisers, Inc. in 1996 as an institutional client service representative and in August 2000 he joined their small/mid cap team as a portfolio manager. Mr. Hargrave joined Fifth Third in 2003 as a Portfolio Manager of Small, Small-to-Mid, and Mid Cap Growth Strategies. Mr. Hargrave has 16 years of investment experience.

John P. Hoeting has been the portfolio manager of the Fifth Third taxable money market funds since February 2000 and of the FIFTH THIRD SHORT TERM BOND FUND since April 2004. Prior to joining Fifth Third Asset Management, Inc. in February 2000, he spent nearly 3 years as a research analyst and money market portfolio manager with Ft. Washington Investment Advisors and its predecessor, Countrywide Investments. Mr. Hoeting has over 15 years of experience as a research analyst and portfolio manager. Mr. Hoeting earned a BS in Finance from the University of Dayton and earned the Chartered Financial Analyst designation in 1997.

Eric J. Holmes has been the portfolio manager of the FIFTH THIRD MICRO CAP VALUE FUND since April 2005. Mr. Holmes is the Director of Micro Cap Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third in February 2003, Mr. Holmes accumulated over eight years of experience as an equity analyst for Manning & Napier Advisors and Victory Capital Management. Mr. Holmes received his undergraduate degree in Economics from the State University of New York at Geneseo and his MBA in Finance from Rochester Institute of Technology. He earned the Chartered Financial Analyst designation in 1998.

Peter M. Klein has been the portfolio manager of the FIFTH THIRD ALL CAP VALUE FUND since January 2003. Mr. Klein is a Senior Portfolio Manager of Value Strategies for Fifth Third Asset Management, Inc. He spent seven years as an individual and institutional portfolio manager and an equity analyst with Gelfand/Maxus Asset Management, which, prior to its merger with Fifth Third Asset Management, Inc., was a subsidiary of Maxus Investment Group. He has over 24 years of experience managing personal, corporate, endowment and Taft-Hartley portfolios. Mr. Klein received his undergraduate degree in Philosophy magna cum laude from John Carroll University and his MBA in Finance from Cleveland State University. He holds the Chartered Financial Analyst designation as well as a Series-7 General Securities Representative license. In addition, he has served as President and Program Chairman for the CFA Society of Cleveland.

Mark Koenig has been the portfolio manager of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND, of the FIFTH THIRD EQUITY INDEX FUND since February 2005 and of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. He is the Managing Director of Quantitative Strategies for Fifth Third Asset Management, Inc. He has nine years of investment experience and served as the Director of Quantitative Analysis at the National City Investment Management Co. from 1999-2004. In this capacity he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995-1998, Mr. Koenig was a quantitative analyst with National City Bank, where he was responsible for developing risk analytics to support the bank's fixed-income desk. Previously, he spent ten years as a research engineer at Draper Laboratory, where he specialized in developing guidance, navigation, and control algorithms for spacecraft, aircraft, and underwater vehicles. Mr. Koenig has an M.S. in Computational Finance from Carnegie Mellon University, an M.S. in Electrical Engineering from the University of Arizona, and a B.S. in Aerospace Engineering from the University of Cincinnati. He is a member of the American Finance Association. He earned the Chartered Financial Analyst designation in 2003.


Joseph W. Kremer has been the portfolio manager of the FIFTH THIRD SMALL CAP VALUE FUND since November 2005, and is the Director of Small Cap Value Strategies. Mr. Kremer joined Fifth Third Asset Management in November 2005 as Senior Portfolio Manager of Small Cap Value Strategies. Mr. Kremer previously spent 31 1/42 years with Evergreen Asset Management, a subsidiary of Wachovia Bank, where he was a Regional Investment Manager. Prior to that, he worked for National City for 21 1/42 years, where he was a Senior Investment Officer. He has also worked for M&I Investment Management Corporation, a subsidiary of Marshall & Ilsley Corp. and has run his own investment management firm. Before beginning his investment career, Mr. Kremer was an assistant professor of finance at the University of Notre Dame, where he taught portfolio management and investment theory courses for six years and contributed to academic journals including the Journal of Financial and Quantitative Analysis and Advances in Futures and Options Research. He has a Ph.D. in Business Administration with a major in Finance from the University of South Carolina, where his dissertation topic was the pricing of corporate warrants. His other degrees include an M.B.A. from the University of Wisconsin, a B.S. in Accounting and a B.A. in Economics, both cum laude, from the University of Delaware. He is a CFA charterholder and a CFP. Mr. Kremer earned the Charter Financial Analyst designation and is a Certified Financial Planner.


                                                                              79
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J. Jeffrey Krumpelman has been the portfolio manager of the FIFTH THIRD DIVIDEND
GROWTH FUND and of the FIFTH THIRD STRATEGIC INCOME FUND since September 2005 and of the FIFTH THIRD LIFEMODEL FUNDSSM since September 2007. He joined Fifth Third Asset Management, Inc. in August 2005 as the Director of Quality Core Strategies. Previously, Mr. Krumpelman spent six years with INVESCO National Asset Management, where he was a Managing Director and Portfolio Manager and managed three products with over $10 billion in assets. Prior to that, he was a Senior Portfolio Manager for First Union National Bank, where he managed over $300 million in private assets. Mr. Krumpelman graduated from DePauw University with a B.A. in Economics and holds an M.B.A. in Finance from Northwestern University. He earned the Chartered Financial Analyst designation in 1993 and has accumulated over 15 years of investment management experience.

Peter Kwiatkowski has been the portfolio manager of the FIFTH THIRD STRATEGIC INCOME FUND since February 2005 and of the FIFTH THIRD DIVIDEND GROWTH FUND since August 2005. He is currently a Portfolio Manager of Income Strategies of Fifth Third Asset Management, Inc. He joined Fifth Third Bank's Treasury Group in August 2001 with responsibility for structured finance/securitizations, investments, balance sheet management, and economic analysis. He moved in May 2003 to Fifth Third's Income Strategies Group, where he is responsible for strategic income, dividend growth, fixed income, and alternative income/quantitative strategies. He spent over two years beginning in April 1999 with Pacific Investment Management Company LLC (PIMCO) in various functions including as a Portfolio Analyst supporting the emerging markets and mortgage strategies. Mr. Kwiatkowski's previous experience includes seven years in real estate. He graduated summa cum laude from California State University at Long Beach with a B. S. in Finance, Real Estate and Law and earned the Chartered Financial Analyst designation in 2002.

David R. Luebke has been the portfolio manager of the FIFTH THIRD MID CAP GROWTH FUND and of the FIFTH THIRD SMALL CAP GROWTH FUND since August 2006. For the four years prior to joining Fifth Third, Mr. Luebke was Vice President and Senior Equity Analyst for Harbor Capital Management and then Fortis Investments, after its acquisition of Harbor, where he was responsible for covering the technology sector for small, mid and large cap stocks. Prior to joining Fortis, Mr. Luebke was Portfolio Manager and Equity Analyst at First American Asset Management and Piper Capital Management. Mr. Luebke graduated with honors (recipient of the Wall Street Journal Achievement Award) from the University of Minnesota with a Bachelor of Science degree in Business Administration. He also has an MBA in Finance from the Carlson School of Management. A Chartered Financial Analyst, Mr. Luebke has 10 years of investment experience.

Michael J. Martin has been portfolio manager of the FIFTH THIRD MUNICIPAL BOND FUND and of the FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND since November 1997, of the FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND since January 1995, and of the FIFTH THIRD OHIO MUNICIPAL BOND FUND since October 2001. Mr. Martin is the Managing Director of Tax Exempt Fixed Income for Fifth Third Asset Management, Inc. and has over 13 years of experience as a portfolio manager with FTAM and its predecessor, Lyon Street Asset Management Company. Mr. Martin earned his Chartered Financial Analyst designation in 1993. He earned his BS in Geological Engineering, with honors, from Michigan Technological University in 1983 and his MBA from Michigan State University in 1989.

Mary Jane Matts has been a portfolio manager of the FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND since July 2005 of FIFTH THIRD ALL CAP VALUE FUND since November 2007. Prior to joining Fifth Third Asset Management, Inc. in July 2005, she spent 10 years in various functions with National City Bank. Most recently, from 2000 to 2005, she was Director of Research for the Wealth Management Group, which includes the Private Client Group and NatCity Investments, a brokerage firm. From 2001-2002, Ms. Matts served as the interim Chief Investment Officer for the Wealth Management Group. In 2003, Ms. Matts assisted in the transition of the management of the Armada value funds, while continuing to function as the Director of Research for the Wealth Management Group. Prior to that, Ms. Matts managed the Value Team on the institutional side. Before joining National City in 1995, Ms. Matts was the Director of Research at Society Asset Management, now known as Victory Capital Management. She has 20 years of investment experience. She earned a B.A. in Economics, cum laude and with honors, from Kenyon College and an M.B.A. from Case Western Reserve University. Ms. Matts earned the Chartered Financial Analyst designation in 1991.

Mirko M. Mikelic has been a portfolio manager of the FIFTH THIRD TOTAL RETURN BOND FUND since April 2005 and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2007. Mr. Mikelic joined Fifth Third Asset Management, Inc. as a Senior Analyst-Fixed Income in June 2003. Prior to joining Fifth Third, Mr. Mikelic was an international equity analyst at ReachCapital Management in Harrison, NY and wrote research reports for CCN LLC. Prior to CCN, Mr. Mikelic spent 3 years at Credit Suisse First Boston/DLJ where he was part of the Liability Management desk. Additionally, he worked in a mortgage sales capacity with many of the largest fixed income managers globally. Previous to DLJ, Mr. Mikelic spent two years with Morgan Stanley as a Fixed Income Associate on the Mortgage Research & Trading desks. Mr. Mikelic received a BA degree in Chemistry/Physics at Kalamazoo College as well as a BSEE from Wayne State University. Mr. Mikelic also completed an MA in International Political Economy/Relations and later an MBA in Analytic Finance and Accounting from the University of Chicago. In between his MA and MBA, Mr. Mikelic was a consultant for Information Resources, designing multidimensional OLAP databases.



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Ted Moore has been a portfolio manager of the FIFTH THIRD SMALL CAP VALUE FUND since August 2006 and of the FIFTH THIRD MICRO CAP VALUE FUND since March 2007. Mr. Moore joined Fifth Third Asset Management, Inc. in August 2006. Mr. Moore has 11 years of investment experience and, prior to joining Fifth Third, he served as an Equity Research Analyst with National City Private Client Group for six years and a small and mid cap stock analyst for both Driehaus Capital Management and Morgan Keegan & Co. Mr. Moore earned a BA in history from Williams College, an M.B.A. in finance from Indiana University, and earned the Chartered Financial Analyst designation in 2000.

Bill Natcher, PhD has been the portfolio manager of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. Prior to joining Fifth Third in 2007, Mr. Natcher established and led the Mortgage Research Department at the National City Corporation. He was responsible for developing proprietary prepayment models for prime and subprime mortgage products. Prior to that he served as Senior Economist for National City where he developed forecasting models for mortgage production, loan charge-offs and core deposits. He has 14 years of investment management and economic experience and spent 6 years in academic research. Mr. Natcher earned a B.A. in Economics from Grove City College, an M.S. in Resource and Applied Economics from the University of Alaska and a Ph.D. in Applied Economics from Penn State University.

Scott Richter has been the portfolio manager of the FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND since September 2007. A Chartered Financial Analyst, Mr. Richter joined Fifth Third Asset Management, Inc.'s Large Cap Value Team in January 2007 from Mellon Financial in Cleveland. He has 11 years of portfolio management and research experience. His previous experience includes Weber, Fulton & Felman and its predecessor, Davidson Partners. Weber, Fulton & Felman was acquired by Mellon in 2002. Mr. Richter earned a B.S. in Mechanical Engineering from the University of Rochester, where he was elected to Phi Beta Kappa, and an M.B.A. from Harvard Business School.

Mitchell L. Stapley has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since November 1996, of the FIFTH THIRD TOTAL RETURN BOND FUND since March 1995, of the FIFTH THIRD HIGH YIELD BOND FUND since November 2005, of the FIFTH THIRD LIFEMODEL FUNDSSM since August 2006 and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2007. Mr. Stapley, Chief Fixed Income Officer for Fifth Third Asset Management, Inc., is responsible for all fixed income management and trading. Mr. Stapley has been with Fifth Third since December 1988 and has over 23 years of portfolio management experience. Prior to joining Fifth Third, Mr. Stapley was Manager of Short Term Investments/Foreign Exchange Exposure at Navistar International Corporation in Chicago, where he was responsible for both investment strategy and implementation and foreign exchange hedging and trading. Prior to joining Navistar, Mr. Stapley served as a Portfolio Manager for William Wrigley Jr. Company in Chicago. He earned the Chartered Financial Analyst designation in 1994 and received his BS degree in Economics and Political Science, with honors, from Albion College in 1981. Mr. Stapley is a member of the Detroit Bond Club.

Jason Schwartz has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND and of the FIFTH THIRD TOTAL RETURN BOND FUND since November 2007. A Chartered Financial Analyst, Mr. Schwartz joined Fifth Third Asset Management, Inc. in 2002 and has 5 years of investment experience. He is a member of the Cincinnati Society of Financial Analysts. Mr. Schwartz earned a B.S. in Finance from the University of Kentucky.

Zhiqiang Sun, PhD, has been the portfolio manager of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. Mr. Sun has more than 7 years of statistical analysis, banking and investment experience. He specializes in statistical analysis, optimization, risk management and asset pricing. Prior to joining Fifth Third, he worked as a senior risk analyst in the National City risk management department where his responsibilities included analyzing the bank's balance sheet exposure to market and credit risk. For the National City Investment Company, Zhiqiang worked as a senior portfolio analyst. In this capacity, he developed models for investment style selection and optimization. Also at National City, he served as a senior business analyst in the consumer and small business division in which he helped to create forecasting and valuation models, in addition to conducting price sensitivity and optimization analysis. Mr. Sun has a PhD in operations research (finance concentration) from Case Western Reserve University. He also holds an MS in applied mathematics from East China University of Science and Technology, and a BS in statistics from Fudan University.

Jill A. Thompson has been the portfolio manager of the FIFTH THIRD SMALL CAP GROWTH FUND since July 2005, and of the FIFTH THIRD MID CAP GROWTH FUND since August 2006. Ms. Thompson joined Fifth Third Asset Management in March 2005 as Portfolio Manager on the firm's small and mid cap growth products. Before joining Fifth Third, Ms. Thompson served as co-portfolio manager of KB Growth Advisors' small cap growth product for five years. Prior to that, she was with US Bancorp Piper Jaffray for ten years, where she served as co-portfolio manager of US Bancorp Asset Management/Piper Capital Management's small and mid cap growth products. A Chartered Financial Analyst, Ms. Thompson graduated from St. Cloud State University with a Bachelor of Science in Finance. Ms. Thompson has 18 years of investment experience.



                                                                              81
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--------------------------------------------------------------------------------


Michael P. Wayton has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND, of the FIFTH THIRD STRUCTURED LARGE CAP PLUS Fund since February 2005. Mr. Wayton is a Portfolio Manager of Quantitative Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third in December 2004, he spend 41 1/42 years as a quantitative analyst for the National City Investment Management Company where he was responsible for the management of the firm's passive assets and the development of quantitative equity models. Prior to that, he spend 11 1/42 years in National City's personal trust department. Mr. Wayton earned the Chartered Financial Analyst designation in 2005. Mr. Wayton earned a BSBA in finance from The Ohio State University.

E. Keith Wirtz has been the portfolio manager of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2003, and of the FIFTH THIRD LIFEMODEL FUNDS(SM) since August 2006. Mr. Wirtz joined Fifth Third Asset Management, Inc. as the President and Chief Investment Officer and Fifth Third Bank as the Chief Investment Officer in March 2003. From 2000 through March 2003, Mr. Wirtz was the President and Chief Executive Officer of Paladin Investment Associates, LLC, an investment management firm. From 1999 to 2000, Mr. Wirtz was the President and Chief Executive Officer of Investment Advisers, Inc., an investment management subsidiary of Lloyds TSB. From 1981 to 1999, Mr. Wirtz held a variety of investment management positions at Bank of America Corp.

David L. Withrow has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since May 2002 and of FIFTH THIRD TOTAL RETURN BOND FUND and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2007. He joined Fifth Third Bank's Investment Advisors Division in 1999 as a senior fixed income portfolio manager for actively managed institutional accounts. Prior to joining Fifth Third, he spent over 10 years as a fixed income portfolio manager with Prime Capital Management. Mr. Withrow graduated from Anderson University and earned a BA in Economics. Mr. Withrow earned his Chartered Financial Analyst designation in 1993.

Patricia Younker has been a portfolio manager of the FIFTH THIRD municipal money market funds since October 2001 and of the FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND, the FIFTH THIRD MUNICIPAL BOND FUND, the FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND, and the FIFTH THIRD OHIO MUNICIPAL BOND FUND since November 29, 2006. Ms. Younker has been a Senior Portfolio Manager for Fifth Third Asset Management, Inc. Ms. Younker has 21 years of experience within the investment department of FTAM and its predecessor, Lyon Street Asset Management Company. Ms. Younker graduated from Davenport University with a B.S. in Business Administration.

FORT WASHINGTON INVESTMENT ADVISORS, INC.

J. Kevin Seagraves, CFA is a Chartered Financial Analyst and has served as portfolio manager of the FIFTH THIRD HIGH YIELD BOND FUND since its inception in November, 2005. Mr. Seagraves has served as a Senior Credit Analyst for Fixed Income and Credit Research at Fort Washington since 2003. From 1998-2003, Mr. Seagraves was a Senior Analyst at Summit Investment Partners. From 1996-1998, Mr. Seagraves was a Credit Team Leader and Credit Analyst at National City Bank. Mr. Seagraves earned a BS in Finance from Miami University.

Brendan M. White, CFA is a Chartered Financial Analyst and has served as portfolio manager of the FIFTH THIRD HIGH YIELD BOND FUND since its inception in November, 2005. Mr. White is currently a Managing Director and Senior Portfolio Manager of Fort Washington and was previously a Vice President and Senior Portfolio Manager of Fort Washington. He has worked for Fort Washington since 1993 and has over 15 years of fixed-income management experience. Mr. White holds an MBA from Xavier University and a BS in Finance from The Ohio State University.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of the policies and procedures is provided in the Statement of Additional Information. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.



82
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--------------------------------------------------------------------------------


PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING FUND SHARES

The price of Fund shares is based on the Fund's net asset value ("NAV"), which is calculated by dividing the Fund's net assets by the number of its shares outstanding. The value of each portfolio instrument held by the Funds is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.

There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. Each Stock Fund's and Bond Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements the Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.


The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds monitor for excessive short-term or other abusive trading practices, there can be no guarantee that the Funds will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity (the "Trading Monitor") in the Funds' shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of the Trading Monitor, the transaction would adversely affect a Fund or its shareholders. The Funds recognize that the Trading Monitor will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.


                                                                              83
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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All purchase orders must be received by the Funds' transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV.

Institutional shares may only be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Funds to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting the order to the Funds and it may have an earlier cut-off time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include:

     o    minimum initial or subsequent investment requirements

     o    exchange policies

     o    cutoff time for investments

     o    redemption fees

If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Institutional shares of the Funds offered by this Prospectus (except for the Equity Index Fund) is $1,000. An Institutional shareholder's minimum investment cannot be calculated by combining all accounts she/he maintains with Fifth Third Funds -- rather, the shareholder must meet the minimum amount for each fund in which she/he wishes to invest. The minimum initial investment in Institutional shares of the Equity Index Fund is $5,000,000. Subsequent investments must be in amounts of at least $50.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. Money orders are not accepted. All checks should be made payable to the Fifth Third Funds.


The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial or subsequent investment.

For details, contact the Trust toll free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043, or by express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


AVOID WITHHOLDING TAX


Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.


CUSTOMER IDENTIFICATION INFORMATION


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.



84
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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Funds are open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent.

Orders to sell shares must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.


In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.


The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.

You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND

If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.


REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT - SHARES PURCHASED BY CHECK


When you have made your investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Institutional shares for Institutional shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.


INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

NOTES ON EXCHANGES


You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.


In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.


The Exchange Privilege may be changed or eliminated at any time.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.


Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared daily and paid monthly by the Strategic Income Fund.

Dividends, if any, are declared and paid monthly by the following Funds: Fifth Third High Yield Bond Fund, Fifth Third Total Return Bond Fund, Fifth Third Short Term Bond Fund, Fifth Third Municipal Bond Fund, Fifth Third Intermediate Municipal Bond Fund, Fifth Third Ohio Municipal Bond Fund and Fifth Third Michigan Municipal Bond Fund.


Dividends, if any, are declared and paid quarterly by the following Funds: Fifth Third Mid Cap Growth Fund, Fifth Third Quality Growth Fund, Fifth Third Structured Large Cap Plus Fund, Fifth Third Equity Index Fund, Fifth Third Micro Cap Value Fund, Fifth Third All Cap Value Fund, Fifth Third Disciplined Large Cap Value Fund, Fifth Third LifeModel Aggressive FundSM, Fifth Third LifeModel Moderately Aggressive FundSM, Fifth Third LifeModel Moderate FundSM, Fifth Third LifeModel Moderately Conservative FundSM, Fifth Third LifeModel Conservative FundSM and Fifth Third Dividend Growth Fund.

Dividends, if any, are declared and paid annually by the following Funds: Fifth Third Small Cap Growth Fund, Fifth Third Small Cap Value Fund, and Fifth Third International Equity Fund.

Capital gains, if any, are distributed at least annually.


As discussed in detail in the SAI, if a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. The Fifth Third Strategic Income Fund is particularly susceptible to this possibility because it may, at times in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.


EXPENSES
--------------------------------------------------------------------------------

The expenses for investing in funds of funds, like the LifeModel FundsSM, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a fund of funds indirectly pay a portion of the fees and expenses charged at the underlying fund level. To lessen the impact of expenses incurred at the underlying fund level, the LifeModel FundsSM invest in Institutional shares of the underlying funds, which are not subject to any sales charge or distribution/service (12b-1) fees.

TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TAXATION OF DISTRIBUTIONS


Each Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net-realized capital gains, if any, to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. The fixed income funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.


An Asset Allocation Fund will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests until it disposes of shares of the Fund that realized such losses. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders and increase the amount of taxes payable by shareholders. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). See the Statement of Additional Information for further details.

FOREIGN INVESTMENTS

If a Fund invests in foreign securities, please note that investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source which may decrease the yield of such investments. The United States has entered into tax treaties with many foreign countries that entitle the Fund to reduce tax rates or exemption on this income. The effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is unknown. However, Fifth Third International Equity Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

Fifth Third International Equity Fund intends to qualify so as to be eligible to elect to "pass through" to its shareholders foreign income taxes that it pays. If Fifth Third International Equity Fund makes that election, a shareholder must include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its U.S. federal income tax return, subject to certain limitations. In general, shareholders in other Funds investing in foreign securities will not be entitled to claim a credit or deduction for foreign taxes on their U.S. federal income tax returns. There are some exceptions, however. Shareholders should consult their tax advisors for more information with respect to their individual circumstances.

In addition, foreign investment may prompt a Fund to distribute ordinary income more frequently or in greater amounts than purely domestic funds, which could increase a shareholder's tax liability.

ADDITIONAL TAX INFORMATION FOR FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND, FIFTH THIRD OHIO MUNICIPAL BOND FUND, FIFTH THIRD MUNICIPAL BOND FUND, FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND (THE "MUNICIPAL SECURITIES FUNDS")

If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is exempt from federal income tax, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from a shareholder's gross income for federal income tax purposes but may be subject to federal alternative minimum tax and state and local taxes. Exempt-interest dividends attributable to investments in certain activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.


If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of a shareholder's Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by the shareholder. Shareholders who receive Social Security or Railroad Retirement benefits, should consult their tax advisors to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent a Fund invests in those securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities.


Distributions, if any, derived from net capital gain will generally be taxable to shareholders as long-term capital gains. The "Municipal Securities Funds" may pay such capital gain distributions from time to time. Dividends, if any, derived from taxable interest income and any distributions of short-term capital gains will be taxable to shareholders as ordinary income.

The Municipal Securities Funds may invest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Securities Funds generally will not be deductible for federal income tax purposes.


STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

Dividends from Fifth Third Ohio Municipal Bond Fund representing interest on obligations held by that Fund which are issued by the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or a subdivision, agency or instrumentality of Ohio or its political subdivisions ("Ohio Obligations") are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax may exclude such dividends from the Fund from the net income base of the Ohio Corporation franchise tax.

Distributions with respect to shares of the Fifth Third Ohio Municipal Bond Fund properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, the Ohio commercial activity tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

Although the Fund distributions described above attributable to interest on, and any profit from the sale, exchange or other disposition of, Ohio Obligations are excludable from the net income base of the Ohio corporation franchise tax, the value of all Fund shares may be included in the net worth base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Fifth Third Ohio Municipal Bond Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Shareholders of the Fifth Third Ohio Municipal Bond Fund should consult with their tax advisers about other state and local tax consequences of their investments in the Fund.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of social security benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, include exempt-interest dividends, received by a shareholder.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent either Fund invests in those securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities.

Because the Fifth Third Michigan Municipal Bond Fund intends to invest substantially all of its assets in tax-exempt obligations of the State of Michigan or its political subdivisions, shareholders who are subject to Michigan state income tax will generally not be subject to tax on dividends paid by these Funds to the extent that the dividends are attributable to interest income from these obligations. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


The Supreme Court has heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income of in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court and affirms this holding, each state likely will revisit the way in which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court held oral arguments on this case in November 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the possible tax consequences of this case on your investment in the Fund.


This is a brief summary of certain income tax consequences relating to an investment in the Funds. The Statement of Additional Information provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local tax laws.

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, is incorporated by reference in the SAI which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)



                                                                     CHANGE IN NET ASSETS                       LESS DIVIDENDS AND
                                                                   RESULTING FROM OPERATIONS                    DISTRIBUTIONS FROM
                                                                 -----------------------------                ----------------------
                                                                                  NET REALIZED
                                                                                     AND
                                                                                  UNREALIZED     CHANGE IN
                                                     NET ASSET                  GAINS/(LOSSES)   NET ASSETS
                                                      VALUE,          NET            FROM        RESULTING       NET          NET
                                                     BEGINNING    INVESTMENT      INVESTMENT        FROM      INVESTMENT   REALIZED
                                                     OF PERIOD   INCOME/(LOSS)   TRANSACTIONS    OPERATIONS     INCOME       GAINS
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $13.70        (0.03)           2.23           2.20           --          --
Year ended 7/31/04                                    $15.90        (0.12)(!)        1.43           1.31           --       (1.73)
Year ended 7/31/05                                    $15.48        (0.10)(!)        3.07           2.97           --       (2.87)
Year ended 7/31/06                                    $15.58        (0.11)(!)        0.50           0.39           --       (1.87)
Year ended 7/31/07                                    $14.10        (0.08)(!)        2.64           2.56           --       (3.24)
-----------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $10.24        (0.07)(!)        1.85           1.78           --          --
Year ended 7/31/04                                    $12.02        (0.09)           1.03           0.94           --          --
Year ended 7/31/05                                    $12.96           --(^)         3.07           3.07           --          --
Year ended 7/31/06                                    $16.03        (0.04)(!)        0.77           0.73        (0.02)      (0.19)
Year ended 7/31/07                                    $16.55        (0.07)(!)(@)     2.72           2.65          --        (3.50)
-----------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $12.91         0.01            1.31           1.32           --(^)       --
Year ended 7/31/04                                    $14.23        (0.04)           0.42           0.38           --          --
Year ended 7/31/05                                    $14.61         0.03            1.74           1.77        (0.04)         --
Year ended 7/31/06                                    $16.34        (0.03)(!)       (0.64)         (0.67)          --          --
Year ended 7/31/07                                    $15.67         0.11(!)(@)      3.07           3.18        (0.08)      (0.25)
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $18.06        (0.12)           0.23           0.11           --          --
Year ended 7/31/04                                    $18.17        (0.19)           1.12           0.93           --          --
Year ended 7/31/05                                    $19.10        (0.15)(!)        2.76           2.61           --          --
Year ended 7/31/06                                    $21.71         0.28(!)         0.83           1.11        (0.26)         --
Year ended 7/31/07                                    $22.56         0.57(!)(@)      2.85           3.42        (0.48)         --
----------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $ 5.89        (0.04)(!)        2.40           2.36           --       (0.05)
Year ended 7/31/04                                    $ 8.20        (0.02)(!)        2.66           2.64           --       (0.52)
Year ended 7/31/05                                    $10.32        (0.01)(!)        1.41           1.40           --       (0.72)
Year ended 7/31/06                                    $11.00         0.02(!)         0.17           0.19        (0.01)      (3.13)
Year ended 7/31/07                                    $ 8.05         0.01(!)         0.93           0.94        (0.05)      (1.92)
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND INSTITUTIONAL SHARES
4/1/03(d) to 7/31/03                                  $15.00           --(^)         2.54           2.54           --          --
Year ended 7/31/04                                    $17.54        (0.03)(!)        3.50           3.47        (0.02)      (0.98)
Year ended 7/31/05                                    $20.01        (0.04)(!)        4.51           4.47           --       (1.66)
Year ended 7/31/06                                    $22.82         0.09            0.46           0.55        (0.05)      (2.43)
Year ended 7/31/07                                    $20.89         0.13(!)         2.12           2.25        (0.08)      (2.77)
-----------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $15.86         0.02            3.14           3.16           --          --
Year ended 7/31/04                                    $19.02         0.06            3.62           3.68        (0.05)      (0.07)
Year ended 7/31/05                                    $22.58         0.10            4.85           4.95        (0.11)      (1.38)
Year ended 7/31/06                                    $26.04         0.26            1.77           2.03        (0.24)      (2.15)
Year ended 7/31/07                                    $25.68         0.37(!)         4.19           4.56        (0.36)      (4.23)
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND INSTITUTIONAL SHARES+
Year ended 7/31/03                                    $11.20         0.12            0.63           0.75        (0.11)        --
Year ended 7/31/04                                    $11.84         0.12            1.36           1.48        (0.12)        --
Year ended 7/31/05                                    $13.20         0.18            1.76           1.94        (0.18)      (0.35)
Year ended 7/31/06                                    $14.61         0.17            0.72           0.89        (0.16)      (0.18)
Year ended 7/31/07                                    $15.16         0.17(!)         1.80           1.97        (0.12)      (0.06)
------------------------------------------------------------------------------------------------------------------------------------

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (For a share of beneficial interest outstanding throughout each period)



                                                                        NET        TOTAL
                                                         TOTAL         ASSET      RETURN
                                                       DIVIDENDS      VALUE,     (EXCLUDES
                                                          AND         END OF       SALES
                                                     DISTRIBUTIONS    PERIOD      CHARGE)
-------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                         --         $15.90      16.06%
Year ended 7/31/04                                      (1.73)        $15.48       7.31%
Year ended 7/31/05                                      (2.87)        $15.58      20.81%
Year ended 7/31/06                                      (1.87)        $14.10       2.71%
Year ended 7/31/07                                      (3.24)        $13.42      20.45%
-------------------------------------------------------------------------------------------
MID CAP GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                         --         $12.02      17.38%
Year ended 7/31/04                                         --         $12.96       7.82%
Year ended 7/31/05                                         --         $16.03      23.69%
Year ended 7/31/06                                      (0.21)        $16.55       4.56%
Year ended 7/31/07                                      (3.50)        $15.70      17.32%(@)
-------------------------------------------------------------------------------------------
QUALITY GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                         --(^)      $14.23      10.23%
Year ended 7/31/04                                         --         $14.61       2.67%
Year ended 7/31/05                                      (0.04)        $16.34      12.13%
Year ended 7/31/06                                         --         $15.67      (4.10%)
Year ended 7/31/07                                      (0.33)        $18.52      20.51%(@)
-------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                         --         $18.17       0.61%
Year ended 7/31/04                                         --         $19.10       5.12%
Year ended 7/31/05                                         --         $21.71      13.66%
Year ended 7/31/06                                      (0.26)        $22.56       5.14%
Year ended 7/31/07                                      (0.48)        $25.50      15.22%(@)
-------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                      (0.05)        $ 8.20      40.26%
Year ended 7/31/04                                      (0.52)        $10.32      32.84%
Year ended 7/31/05                                      (0.72)        $11.00      13.86%
Year ended 7/31/06                                      (3.14)        $ 8.05       1.93%
Year ended 7/31/07                                      (1.97)        $ 7.02      12.53%
-------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND INSTITUTIONAL SHARES
4/1/03(d) to 7/31/03                                       --         $17.54      16.87%*
Year ended 7/31/04                                      (1.00)        $20.01      20.11%
Year ended 7/31/05                                      (1.66)        $22.82      23.59%
Year ended 7/31/06                                      (2.48)        $20.89       2.62%
Year ended 7/31/07                                      (2.85)        $20.29      10.77%
-------------------------------------------------------------------------------------------
ALL CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                         --         $19.02      19.92%
Year ended 7/31/04                                      (0.12)        $22.58      19.36%
Year ended 7/31/05                                      (1.49)        $26.04      22.51%
Year ended 7/31/06                                      (2.39)        $25.68       8.38%
Year ended 7/31/07                                      (4.59)        $25.65      18.93%
-------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND INSTITUTIONAL SHARES+
Year ended 7/31/03                                      (0.11)        $11.84       6.79%
Year ended 7/31/04                                      (0.12)        $13.20      12.50%
Year ended 7/31/05                                      (0.53)        $14.61      14.92%
Year ended 7/31/06                                      (0.34)        $15.16       6.12%
Year ended 7/31/07                                      (0.18)        $16.95      12.94%
-------------------------------------------------------------------------------------------

                                                                         RATIOS/SUPPLEMENTAL DATA
                                                     -----------------------------------------------------------------

                                                                  RATIOS OF    RATIOS OF
                                                        NET       EXPENSES      EXPENSES     RATIOS OF NET
                                                      ASSETS,        TO            TO         INVESTMENT
                                                      END OF       AVERAGE      AVERAGE      INCOME/(LOSS)   PORTFOLIO
                                                      PERIOD         NET          NET         TO AVERAGE      TURNOVER
                                                      (000's)    ASSETS (a)    ASSETS (b)     NET ASSETS      RATE (e)
----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                   $ 391,934      0.98%         0.93%         (0.16%)          63%
Year ended 7/31/04                                   $ 223,439      1.00%         1.00%         (0.72%)          95%
Year ended 7/31/05                                   $ 213,892      1.01%         1.01%         (0.68%)          65%
Year ended 7/31/06                                   $ 126,809      1.03%         1.02%         (0.75%)          67%
Year ended 7/31/07                                   $ 112,591      1.06%         1.01%         (0.59%)          90%
----------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                   $ 335,285      1.10%         1.10%         (0.65%)          25%
Year ended 7/31/04                                   $ 335,815      1.09%         1.09%         (0.68%)          83%
Year ended 7/31/05                                   $ 392,929      1.09%         1.09%         (0.03%)          54%
Year ended 7/31/06                                   $ 318,133      1.08%         1.08%         (0.24%)          69%
Year ended 7/31/07                                   $ 313,124      1.09%         1.09%         (0.48%)          55%
----------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                   $ 795,988      1.08%         1.08%          0.05%           19%
Year ended 7/31/04                                   $ 882,256      1.07%         1.07%         (0.24%)          35%
Year ended 7/31/05                                   $ 707,766      1.08%         1.08%          0.16%           71%
Year ended 7/31/06                                   $ 616,737      1.08%         1.08%         (0.18%)         108%
Year ended 7/31/07                                   $ 535,734      1.10%         1.08%          0.52%           98%
----------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                   $  14,659      1.63%         1.47%         (0.67%)          50%
Year ended 7/31/04                                   $   7,166      1.74%         1.43%         (0.68%)          81%
Year ended 7/31/05                                   $   5,973      1.99%         1.45%         (0.73%)          28%
Year ended 7/31/06                                   $  15,759      2.72%         0.73%          1.25%          147%
Year ended 7/31/07                                   $  18,875      1.67%         0.73%          2.08%           68%
----------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                   $ 100,676      1.47%         1.40%         (0.68%)          28%
Year ended 7/31/04                                   $ 155,798      1.33%         1.33%         (0.25%)          23%
Year ended 7/31/05                                   $  98,885      1.35%         1.35%         (0.07%)          12%
Year ended 7/31/06                                   $  72,981      1.40%         1.37%          0.23%           42%
Year ended 7/31/07                                   $  51,541      1.52%         1.35%          0.17%           72%
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND INSTITUTIONAL SHARES
4/1/03(d) to 7/31/03                                 $  72,783      1.60%**       1.24%**        0.03%**         39%
Year ended 7/31/04                                   $ 107,344      1.41%         1.25%         (0.15%)         279%
Year ended 7/31/05                                   $ 158,505      1.20%         1.20%         (0.20%)         105%
Year ended 7/31/06                                   $ 116,503      1.24%         1.21%          0.39%           99%
Year ended 7/31/07                                   $ 110,873      1.25%         1.20%          0.61%           46%
----------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                   $ 182,485      1.36%         1.33%          0.17%           23%
Year ended 7/31/04                                   $ 235,228      1.30%         1.30%          0.29%           17%
Year ended 7/31/05                                   $ 270,131      1.30%         1.30%          0.41%           24%
Year ended 7/31/06                                   $ 226,189      1.31%         1.29%          0.99%           40%
Year ended 7/31/07                                   $ 223,709      1.31%         1.22%          1.40%           23%
----------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND INSTITUTIONAL SHARES+
Year ended 7/31/03                                   $ 181,278      0.99%         0.92%          0.99%           13%
Year ended 7/31/04                                   $  90,222      1.04%         0.92%          0.84%          101%
Year ended 7/31/05                                   $ 169,723      1.05%         0.92%          1.17%          102%
Year ended 7/31/06                                   $ 166,510      1.03%         0.92%          1.09%          126%
Year ended 7/31/07                                   $ 180,126      1.02%(~)      0.92%(~)       0.99%          141%
----------------------------------------------------------------------------------------------------------------------


FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)



                                                                      CHANGE IN NET ASSETS                   LESS DIVIDENDS AND
                                                                    RESULTING FROM OPERATIONS                DISTRIBUTIONS FROM
                                                                 -----------------------------              --------------------
                                                                                 NET REALIZED
                                                                                     AND
                                                                                  UNREALIZED    CHANGE IN
                                                     NET ASSET                  GAINS/(LOSSES)  NET ASSETS
                                                      VALUE,          NET            FROM       RESULTING      NET         NET
                                                     BEGINNING    INVESTMENT      INVESTMENT       FROM     INVESTMENT  REALIZED
                                                     OF PERIOD   INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME      GAINS
----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $17.42       0.24              1.51          1.75       (0.24)       --
Year ended 7/31/04                                    $18.93       0.29(!)           2.12          2.41       (0.33)       --
Year ended 7/31/05                                    $21.01       0.44(!)           2.45          2.89       (0.44)       --
Year ended 7/31/06                                    $23.46       0.42(!)           0.79          1.21       (0.43)       --
Year ended 7/31/07                                    $24.24       0.50(!)           3.35          3.85       (0.49)       --
-----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $10.85       0.18(!)           1.14          1.32       (0.16)     (0.16)
Year ended 7/31/04                                    $11.85       0.15              2.08          2.23       (0.16)     (0.40)
Year ended 7/31/05                                    $13.52       0.18              1.95          2.13       (0.18)     (0.39)
Year ended 7/31/06                                    $15.08       0.21              1.07          1.28       (0.20)     (1.44)
Year ended 7/31/07                                    $14.72       0.22(!)(@)        1.80          2.02       (0.22)     (2.13)
----------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $10.63       0.58              0.25          0.83       (0.55)       --
Year ended 7/31/04                                    $10.91       0.51              0.25          0.76       (0.52)       --
Year ended 7/31/05                                    $11.15       0.51              0.39          0.90       (0.50)     (0.01)
Year ended 7/31/06                                    $11.54       0.52(!)          (0.23)         0.29       (0.52)     (0.03)
Year ended 7/31/07                                    $11.28       0.55(!)           0.01          0.56       (0.55)     (0.11)
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $ 7.65       0.06              0.12          0.18       (0.04)        --
Year ended 7/31/04                                    $ 7.79       0.06(!)           1.61          1.67       (0.14)        --
Year ended 7/31/05                                    $ 9.32       0.13              1.54          1.67       (0.20)        --
Year ended 7/31/06                                    $10.79       0.15(!)           2.37          2.52       (0.20)     (0.28)
Year ended 7/31/07                                    $12.83       0.18(!)(@)        2.92          3.10       (0.11)     (0.27)
----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                  $10.00       0.04(#)           1.35(#)       1.39       (0.04)        --
Year ended 7/31/04                                    $11.35       0.14(#)           1.31(#)       1.45       (0.13)     (0.18)
Year ended 7/31/05                                    $12.49       0.16(#)           1.94(#)       2.10       (0.15)     (0.08)
Year ended 7/31/06                                    $14.36       0.21(#)           0.52(#)       0.73       (0.20)     (0.31)
Year ended 7/31/07                                    $14.58       0.14(#)(!)        2.39(#)       2.53       (0.12)     (0.41)
----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                  $10.00       0.09(#)           1.58(#)       1.67       (0.08)        --
Year ended 7/31/04                                    $11.59       0.19(#)           1.03(#)       1.22       (0.19)     (0.14)
Year ended 7/31/05                                    $12.48       0.22(#)           1.50(#)       1.72       (0.21)     (0.08)
Year ended 7/31/06                                    $13.91       0.28(#)           0.34(#)       0.62       (0.28)     (0.27)
Year ended 7/31/07                                    $13.98       0.25(#)(!)        1.84(#)       2.09       (0.26)     (0.37)
----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                  $10.00       0.14(#)           0.92(#)       1.06       (0.13)        --
Year ended 7/31/04                                    $10.93       0.21(#)           0.76(#)       0.97       (0.21)     (0.12)
Year ended 7/31/05                                    $11.57       0.27(#)           0.97(#)       1.24       (0.26)     (0.03)
Year ended 7/31/06                                    $12.52       0.33(#)           0.15(#)       0.48       (0.33)     (0.24)
Year ended 7/31/07                                    $12.43       0.33(#)(!)        1.21(#)       1.54       (0.33)     (0.30)
----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                  $10.00       0.18(#)           0.60(#)       0.78       (0.16)        --
Year ended 7/31/04                                    $10.62       0.27(#)           0.51(#)       0.78       (0.25)     (0.20)
Year ended 7/31/05                                    $10.95       0.27(#)           0.73(#)       1.00       (0.27)     (0.09)
Year ended 7/31/06                                    $11.59       0.34(#)           0.04(#)       0.38       (0.34)     (0.27)
Year ended 7/31/07                                    $11.36       0.34(#)(!)        0.93(#)       1.27       (0.35)     (0.33)
----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                  $10.00       0.23(#)           0.52(#)       0.75       (0.21)        --
Year ended 7/31/04                                    $10.54       0.31(#)           0.26(#)       0.57       (0.29)     (0.16)
Year ended 7/31/05                                    $10.66       0.31(#)           0.36(#)       0.67       (0.32)     (0.09)
Year ended 7/31/06                                    $10.92       0.40(#)(!)       (0.09)(#)      0.31       (0.40)     (0.11)
Year ended 7/31/07                                    $10.72       0.41(#)(!)        0.49(#)       0.90       (0.41)     (0.22)
----------------------------------------------------------------------------------------------------------------------------------


                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (For a share of beneficial interest outstanding throughout each period)



                                                                      NET      TOTAL
                                                         TOTAL       ASSET    RETURN
                                                       DIVIDENDS    VALUE,   (EXCLUDES
                                                          AND       END OF     SALES
                                                     DISTRIBUTIONS  PERIOD    CHARGE)
----------------------------------------------------------------------------------------
EQUITY INDEX FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                      (0.24)      $ 18.93   10.22%
Year ended 7/31/04                                      (0.33)      $ 21.01   12.75%
Year ended 7/31/05                                      (0.44)      $ 23.46   13.86%
Year ended 7/31/06                                      (0.43)      $ 24.24    5.21%
Year ended 7/31/07                                      (0.49)      $ 27.60   15.92%
-----------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                      (0.32)      $ 11.85   12.53%
Year ended 7/31/04                                      (0.56)      $ 13.52   19.22%
Year ended 7/31/05                                      (0.57)      $ 15.08   16.07%
Year ended 7/31/06                                      (1.64)      $ 14.72    9.29%
Year ended 7/31/07                                      (2.35)      $ 14.39   14.52%(@)
----------------------------------------------------------------------------------------
STRATEGIC INCOME FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                      (0.55)      $ 10.91    7.89%
Year ended 7/31/04                                      (0.52)      $ 11.15    7.04%
Year ended 7/31/05                                      (0.51)      $ 11.54    8.21%
Year ended 7/31/06                                      (0.55)      $ 11.28    2.61%
Year ended 7/31/07                                      (0.66)      $ 11.18    4.97%
----------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                      (0.04)      $  7.79    2.47%
Year ended 7/31/04                                      (0.14)      $  9.32   21.56%
Year ended 7/31/05                                      (0.20)      $ 10.79   17.99%
Year ended 7/31/06                                      (0.48)      $ 12.83   23.86%
Year ended 7/31/07                                      (0.38)      $ 15.55   24.57%(@)
----------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                    (0.04)      $ 11.35   13.92%*
Year ended 7/31/04                                      (0.31)      $ 12.49   12.83%
Year ended 7/31/05                                      (0.23)      $ 14.36   16.91%
Year ended 7/31/06                                      (0.51)      $ 14.58    5.13%
Year ended 7/31/07                                      (0.53)      $ 16.58   17.59%
----------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                    (0.08)      $ 11.59   16.78%*
Year ended 7/31/04                                      (0.33)      $ 12.48   10.54%
Year ended 7/31/05                                      (0.29)      $ 13.91   13.87%
Year ended 7/31/06                                      (0.55)      $ 13.98    4.60%
Year ended 7/31/07                                      (0.63)      $ 15.44   15.16%
----------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                    (0.13)      $ 10.93   10.66%*
Year ended 7/31/04                                      (0.33)      $ 11.57    8.84%
Year ended 7/31/05                                      (0.29)      $ 12.52   10.79%
Year ended 7/31/06                                      (0.57)      $ 12.43    3.90%
Year ended 7/31/07                                      (0.63)      $ 13.34   12.60%
----------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                    (0.16)      $ 10.62    7.87%*
Year ended 7/31/04                                      (0.45)      $ 10.95    7.39%
Year ended 7/31/05                                      (0.36)      $ 11.59    9.24%
Year ended 7/31/06                                      (0.61)      $ 11.36    3.39%
Year ended 7/31/07                                      (0.68)      $ 11.95   11.24%
----------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                    (0.21)      $ 10.54    7.58%*
Year ended 7/31/04                                      (0.45)      $ 10.66    5.44%
Year ended 7/31/05                                      (0.41)      $ 10.92    6.38%
Year ended 7/31/06                                      (0.51)      $ 10.72    2.88%
Year ended 7/31/07                                      (0.63)      $ 10.99    8.58%
----------------------------------------------------------------------------------------

                                                                      RATIOS/SUPPLEMENTAL DATA
                                                     -----------------------------------------------------------

                                                                RATIOS OF   RATIOS OF
                                                        NET      EXPENSES    EXPENSES   RATIOS OF NET
                                                      ASSETS,       TO          TO        INVESTMENT
                                                      END OF     AVERAGE     AVERAGE    INCOME/(LOSS)  PORTFOLIO
                                                      PERIOD       NET         NET        TO AVERAGE    TURNOVER
                                                      (000's)   ASSETS (a)  ASSETS (b)    NET ASSETS    RATE (e)
----------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                   $ 583,530    0.58%       0.40%         1.42%           2%
Year ended 7/31/04                                   $ 193,734    0.58%       0.27%         1.43%          14%
Year ended 7/31/05                                   $ 168,279    0.62%       0.19%         1.97%           4%
Year ended 7/31/06                                   $ 184,177    0.60%       0.19%         1.75%           6%
Year ended 7/31/07                                   $ 193,180    0.61%       0.19%         1.84%           4%
----------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                   $ 335,967    1.10%       1.08%         1.74%          79%
Year ended 7/31/04                                   $ 632,120    1.07%       1.07%         1.27%          22%
Year ended 7/31/05                                   $ 574,251    1.07%       1.07%         1.27%          31%
Year ended 7/31/06                                   $ 581,507    1.07%       1.07%         1.40%          57%
Year ended 7/31/07                                   $ 649,497    1.07%       1.03%         1.50%          49%
----------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                   $  67,649    1.35%       1.35%         5.25%          38%
Year ended 7/31/04                                   $  90,995    1.33%       1.33%         4.64%          36%
Year ended 7/31/05                                   $  97,921    1.36%       1.36%         4.47%          17%
Year ended 7/31/06                                   $ 107,130    1.34%       1.31%         4.56%           8%
Year ended 7/31/07                                   $ 116,454    1.34%       1.06%         4.75%          18%
----------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                   $ 159,160    1.45%       1.42%         0.96%          44%
Year ended 7/31/04                                   $ 324,852    1.42%       1.36%         0.61%          50%
Year ended 7/31/05                                   $ 282,476    1.39%       1.35%         1.15%          21%
Year ended 7/31/06                                   $ 434,572    1.37%       1.35%         1.24%          23%
Year ended 7/31/07                                   $ 469,183    1.36%       1.35%         1.29%          20%
----------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUNDSM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                 $  32,421    0.78%**     0.08%**       0.45%**        79%
Year ended 7/31/04                                   $  52,085    0.51%       0.08%         1.09%          22%
Year ended 7/31/05                                   $  70,072    0.47%       0.08%         1.15%          35%
Year ended 7/31/06                                   $ 101,365    0.48%       0.08%         1.38%          14%
Year ended 7/31/07                                   $ 119,437    0.49%       0.08%         0.87%          14%
----------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                 $  62,677    0.54%**     0.08%**       1.15%**        55%
Year ended 7/31/04                                   $  82,264    0.45%       0.08%         1.56%          16%
Year ended 7/31/05                                   $ 110,379    0.44%       0.08%         1.62%          35%
Year ended 7/31/06                                   $ 135,542    0.45%       0.08%         2.09%          19%
Year ended 7/31/07                                   $ 146,973    0.47%       0.08%         1.68%          20%
----------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                 $  71,538    0.52%**     0.08%**       1.82%**        55%
Year ended 7/31/04                                   $ 315,055    0.43%       0.08%         1.76%          14%
Year ended 7/31/05                                   $ 340,163    0.42%       0.08%         2.17%          41%
Year ended 7/31/06                                   $ 369,903    0.43%       0.08%         2.70%          30%
Year ended 7/31/07                                   $ 369,880    0.44%       0.08%         2.48%          18%
----------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                 $  40,412    0.60%**     0.08%**       2.23%**        72%
Year ended 7/31/04                                   $  38,097    0.49%       0.08%         2.33%          19%
Year ended 7/31/05                                   $  38,606    0.47%       0.08%         2.44%          38%
Year ended 7/31/06                                   $  42,683    0.50%       0.08%         3.05%          22%
Year ended 7/31/07                                   $  41,336    0.54%       0.08%         2.89%          30%
----------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND SM INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                                 $  16,014    0.75%**     0.08%**       2.90%**        63%
Year ended 7/31/04                                   $  14,201    0.58%       0.08%         2.79%          27%
Year ended 7/31/05                                   $  22,236    0.54%       0.08%         3.00%          46%
Year ended 7/31/06                                   $  24,385    0.58%       0.08%         3.72%          15%
Year ended 7/31/07                                   $  24,570    0.64%       0.08%         3.69%          24%
----------------------------------------------------------------------------------------------------------------


FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)



                                                                             CHANGE IN NET ASSETS          LESS DIVIDENDS AND
                                                                           RESULTING FROM OPERATIONS       DISTRIBUTIONS FROM
                                                                           -------------------------  -----------------------------
                                                                            NET REALIZED
                                                                                AND
                                                                             UNREALIZED
                                                                               GAINS/     CHANGE IN
                                                     NET ASSET                (LOSSES)    NET ASSETS
                                                      VALUE,        NET         FROM      RESULTING      NET                NET
                                                     BEGINNING  INVESTMENT   INVESTMENT      FROM     INVESTMENT  PAID-IN  REALIZED
                                                     OF PERIOD    INCOME    TRANSACTIONS  OPERATIONS    INCOME    CAPITAL    GAINS
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND INSTITUTIONAL SHARES
11/29/05(d) to 7/31/06                                $10.00    0.44           (0.28)        0.16       (0.42)       --        --
Year ended 7/31/07                                    $ 9.74    0.71(!)        (0.14)        0.57       (0.71)       --     (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $ 9.93    0.39            0.09         0.48       (0.45)       --        --
Year ended 7/31/04                                    $ 9.96    0.28            0.14         0.42       (0.36)       --        --
Year ended 7/31/05                                    $10.02    0.34            0.10         0.44       (0.38)       --     (0.01)
Year ended 7/31/06                                    $10.07    0.42           (0.30)        0.12       (0.45)       --     (0.06)
Year ended 7/31/07                                    $ 9.68    0.45(!)(@)      0.01         0.46       (0.46)       --        --
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $ 9.98    0.38            0.10         0.48       (0.42)       --        --
Year ended 7/31/04                                    $10.04    0.31           (0.04)        0.27       (0.38)       --        --
Year ended 7/31/05                                    $ 9.93    0.37           (0.08)        0.29       (0.42)       --        --
Year ended 7/31/06                                    $ 9.80    0.43(!)        (0.27)        0.16       (0.45)       --        --
Year ended 7/31/07                                    $ 9.51    0.47(!)(@)      0.02         0.49       (0.47)       --(^)     --
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $ 9.82    0.28            0.03         0.31       (0.38)       --        --
Year ended 7/31/04                                    $ 9.75    0.19(!)        (0.06)        0.13       (0.31)       --        --
Year ended 7/31/05                                    $ 9.57    0.20           (0.08)        0.12       (0.32)       --        --
Year ended 7/31/06                                    $ 9.37    0.31           (0.06)        0.25       (0.37)       --        --
Year ended 7/31/07                                    $ 9.25    0.37(!)         0.09         0.46       (0.38)    (0.01)       --
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $10.42    0.30            0.03         0.33       (0.30)       --     (0.16)
Year ended 7/31/04                                    $10.29    0.25              --(^)      0.25       (0.26)       --     (0.16)
Year ended 7/31/05                                    $10.12    0.30           (0.06)        0.24       (0.28)       --       --
Year ended 7/31/06                                    $10.08    0.38           (0.19)        0.19       (0.35)       --     (0.03)
Year ended 7/31/07                                    $ 9.89    0.45(!)(@)      0.05         0.50       (0.40)       --       --
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $10.74    0.43(!)        (0.09)        0.34       (0.43)       --     (0.16)
Year ended 7/31/04                                    $10.49    0.43(!)         0.08         0.51       (0.43)       --     (0.17)
Year ended 7/31/05                                    $10.40    0.40            0.06         0.46       (0.40)       --     (0.39)
Year ended 7/31/06                                    $10.07    0.37           (0.23)        0.14       (0.37)       --     (0.44)
Year ended 7/31/07                                    $ 9.40    0.39(!)(@)        --         0.39       (0.37)       --     (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $10.79    0.37(!)        (0.09)        0.28       (0.36)       --     (0.07)
Year ended 7/31/04                                    $10.64    0.37           (0.03)        0.34       (0.36)       --     (0.09)
Year ended 7/31/05                                    $10.53    0.37           (0.07)        0.30       (0.42)       --     (0.08)
Year ended 7/31/06                                    $10.33    0.36(!)        (0.21)        0.15       (0.36)       --     (0.13)
Year ended 7/31/07                                    $ 9.99    0.36(!)        (0.01)        0.35       (0.36)       --     (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $10.48    0.37           (0.09)        0.28       (0.37)       --        --
Year ended 7/31/04                                    $10.39    0.36            0.02         0.38       (0.35)       --     (0.03)
Year ended 7/31/05                                    $10.39    0.36           (0.09)        0.27       (0.35)       --     (0.07)
Year ended 7/31/06                                    $10.24    0.36(!)        (0.21)        0.15       (0.36)       --     (0.03)
Year ended 7/31/07                                    $10.00    0.37(!)(@)     (0.04)        0.33       (0.35)       --     (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                    $10.39    0.31           (0.05)        0.26       (0.31)       --     (0.03)
Year ended 7/31/04                                    $10.31    0.28           (0.13)        0.15       (0.28)       --     (0.01)
Year ended 7/31/05                                    $10.17    0.28           (0.13)        0.15       (0.28)       --     (0.01)
Year ended 7/31/06                                    $10.03    0.28           (0.15)        0.13       (0.28)       --        --
Year ended 7/31/07                                    $ 9.88    0.30(!)         0.02         0.32       (0.30)       --        --
-----------------------------------------------------------------------------------------------------------------------------------


                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (For a share of beneficial interest outstanding throughout each period)



                                                                         NET       TOTAL
                                                            TOTAL       ASSET     RETURN
                                                          DIVIDENDS     VALUE,   (EXCLUDES
                                                             AND        END OF     SALES
                                                        DISTRIBUTIONS   PERIOD    CHARGE)
--------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND INSTITUTIONAL SHARES
11/29/05(d) to 7/31/06                                     (0.42)       $ 9.74     1.59%*
Year ended 7/31/07                                         (0.74)       $ 9.57     5.85%
--------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                         (0.45)       $ 9.96     4.79%
Year ended 7/31/04                                         (0.36)       $10.02     4.26%
Year ended 7/31/05                                         (0.39)       $10.07     4.43%
Year ended 7/31/06                                         (0.51)       $ 9.68     1.21%
Year ended 7/31/07                                         (0.46)       $ 9.68     4.83%(@)
--------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                         (0.42)       $10.04     4.77%
Year ended 7/31/04                                         (0.38)       $ 9.93     2.71%
Year ended 7/31/05                                         (0.42)       $ 9.80     2.85%
Year ended 7/31/06                                         (0.45)       $ 9.51     1.65%
Year ended 7/31/07                                         (0.47)       $ 9.53     5.23%(@)
--------------------------------------------------------------------------------------------
SHORT TERM BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                         (0.38)       $ 9.75     3.23%
Year ended 7/31/04                                         (0.31)       $ 9.57     1.31%
Year ended 7/31/05                                         (0.32)       $ 9.37     1.16%
Year ended 7/31/06                                         (0.37)       $ 9.25     2.75%
Year ended 7/31/07                                         (0.39)       $ 9.32     5.08%
--------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                         (0.46)       $10.29     3.19%
Year ended 7/31/04                                         (0.42)       $10.12     2.42%
Year ended 7/31/05                                         (0.28)       $10.08     2.39%
Year ended 7/31/06                                         (0.38)       $ 9.89     1.91%
Year ended 7/31/07                                         (0.40)       $ 9.99     5.07%(@)
--------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                         (0.59)       $10.49     3.18%
Year ended 7/31/04                                         (0.60)       $10.40     4.84%
Year ended 7/31/05                                         (0.79)       $10.07     4.53%
Year ended 7/31/06                                         (0.81)       $ 9.40     1.49%
Year ended 7/31/07                                         (0.47)       $ 9.32     4.04%@
--------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                         (0.43)       $10.64     2.64%
Year ended 7/31/04                                         (0.45)       $10.53     3.27%
Year ended 7/31/05                                         (0.50)       $10.33     2.83%
Year ended 7/31/06                                         (0.49)       $ 9.99     1.43%
Year ended 7/31/07                                         (0.39)       $ 9.95     3.59%
--------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                         (0.37)       $10.39     2.65%
Year ended 7/31/04                                         (0.38)       $10.39     3.66%
Year ended 7/31/05                                         (0.42)       $10.24     2.61%
Year ended 7/31/06                                         (0.39)       $10.00     1.46%
Year ended 7/31/07                                         (0.36)       $ 9.97     3.32%(@)
--------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                         (0.34)       $10.31     2.70%
Year ended 7/31/04                                         (0.29)       $10.17     1.43%
Year ended 7/31/05                                         (0.29)       $10.03     1.49%
Year ended 7/31/06                                         (0.28)       $ 9.88     1.35%
Year ended 7/31/07                                         (0.30)       $ 9.90     3.17%
--------------------------------------------------------------------------------------------

                                                                         RATIOS/SUPPLEMENTAL DATA
                                                        -----------------------------------------------------------
                                                                   RATIOS OF    RATIOS OF
                                                           NET     EXPENSES    EXPENSES    RATIOS OF NET
                                                         ASSETS,      TO          TO        INVESTMENT
                                                         END OF    AVERAGE      AVERAGE       INCOME      PORTFOLIO
                                                         PERIOD      NET          NET       TO AVERAGE    TURNOVER
                                                         (000's)   ASSETS (a)  ASSETS (b)   NET ASSETS    RATE (e)
-------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND INSTITUTIONAL SHARES
11/29/05(d) to 7/31/06                                  $  66,033    1.15%**     0.74%**       6.77%**       41%
Year ended 7/31/07                                      $  68,193    1.14%       0.74%         7.12%         42%
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                      $ 303,450    0.89%       0.80%         3.86%        332%
Year ended 7/31/04                                      $ 277,706    0.90%       0.79%         2.75%        389%
Year ended 7/31/05                                      $ 292,043    0.91%       0.78%         3.28%        385%
Year ended 7/31/06                                      $ 252,145    0.90%       0.74%         4.23%        352%
Year ended 7/31/07                                      $ 230,154    0.91%       0.72%         4.57%         65%
-------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                      $ 772,536    0.81%       0.76%         3.72%        252%
Year ended 7/31/04                                      $ 676,344    0.81%       0.76%         3.13%        189%
Year ended 7/31/05                                      $ 544,101    0.82%       0.76%         3.69%        104%
Year ended 7/31/06                                      $ 440,962    0.83%       0.72%         4.42%        154%
Year ended 7/31/07                                      $ 484,463    0.84%       0.70%         4.81%        188%
-------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                      $ 490,229    0.76%       0.74%         2.59%         72%
Year ended 7/31/04                                      $ 495,271    0.77%       0.74%         1.96%         90%
Year ended 7/31/05                                      $ 333,909    0.77%       0.73%         2.35%         68%
Year ended 7/31/06                                      $ 258,423    0.78%       0.67%         3.33%         53%
Year ended 7/31/07                                      $ 267,348    0.80%       0.64%         3.99%         75%
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                      $  50,649    0.92%       0.81%         2.88%        304%
Year ended 7/31/04                                      $  43,820    0.91%       0.76%         2.35%        180%
Year ended 7/31/05                                      $  33,246    0.97%       0.82%         2.91%        159%
Year ended 7/31/06                                      $  29,005    0.98%       0.73%         3.88%        103%
Year ended 7/31/07                                      $  25,092    1.05%       0.69%         4.37%         20%
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                      $  74,347    0.93%       0.79%         3.98%         21%
Year ended 7/31/04                                      $  57,638    0.98%       0.79%         4.05%         35%
Year ended 7/31/05                                      $  49,802    1.04%       0.78%         3.86%         83%
Year ended 7/31/06                                      $  39,514    1.06%       0.65%         3.87%         87%
Year ended 7/31/07                                      $  44,234    1.13%       0.61%         3.87%         27%
-------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                      $ 304,754    0.83%       0.73%         3.36%         85%
Year ended 7/31/04                                      $ 255,026    0.84%       0.73%         3.42%         84%
Year ended 7/31/05                                      $ 205,078    0.86%       0.70%         3.45%         60%
Year ended 7/31/06                                      $ 164,537    0.87%       0.71%         3.53%         60%
Year ended 7/31/07                                      $ 149,016    0.89%       0.68%         3.63%         37%
-------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                      $ 151,478    0.85%       0.77%         3.49%         20%
Year ended 7/31/04                                      $ 126,343    0.86%       0.78%         3.39%         15%
Year ended 7/31/05                                      $ 104,554    0.87%       0.79%         3.37%         19%
Year ended 7/31/06                                      $  85,716    0.90%       0.80%         3.54%         25%
Year ended 7/31/07                                      $  81,780    0.93%       0.79%         3.50%         12%
-------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                      $ 118,867    0.77%       0.69%         3.02%         12%
Year ended 7/31/04                                      $ 105,361    0.78%       0.69%         2.75%         21%
Year ended 7/31/05                                      $  74,099    0.80%       0.68%         2.70%         11%
Year ended 7/31/06                                      $  50,670    0.88%       0.68%         2.84%         12%
Year ended 7/31/07                                      $  43,905    0.98%       0.68%         3.00%         28%
-------------------------------------------------------------------------------------------------------------------


FIFTH THIRD FUNDS
NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


(a)   Before waivers and reimbursements.

(b)   Net of waivers and reimbursements.

(c)   Commencement of operations was August 1, 2005.

(d)   Reflects date of commencement of operations.

(e) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.

(^)   Amount is less than $0.005 per share.

(+)   Formerly the Large Cap Core Fund.

*     Not annualized.

**    Annualized.

(#)   Represents income or gains/(losses) from affiliates.

(!)   Average shares method used in calculation.

(~) Includes dividend expense for securities sold short. Dividend expense was less than 0.005% for the year ended July 31, 2007.

(@) During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as INCREASE FROM PAYMENT BY THE ADVISOR in the Statements of Operations. See additional information below regarding per share impacts and total return for the year ended July 31, 2007 had this payment not occurred.

                               TOTAL RETURN EXCLUDING
                               PAYMENT BY THE ADVISOR    AMOUNT PER SHARE FOR
                               (EXCLUDES SALES CHARGE)   PAYMENT BY THE ADVISOR&
--------------------------------------------------------------------------------
                               INSTITUTIONAL             ALL CLASSES
Mid Cap Growth                 17.24%                    $0.01
Quality Growth                 20.38%                    $0.02
Disciplined Large Cap Value    14.44%                    $  -- ^
Dividend Growth                14.90%                    $0.07
International Equity           24.57%                    $  -- ^
Total Return Bond               4.72%                    $0.01
Municipal Bond                  3.81%                    $0.02
Ohio Municipal                  3.22%                    $0.01

^     Amount is less than $.005.

& Per share impact of the payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net investment income/(;oss) in these Financial Highlights includes the Payment by the Advisor.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]


ADDRESSES
--------------------------------------------------------------------------------------------------

Fifth Third Funds                                            Fifth Third Funds
Stock and Bond Mutual Funds                                  38 Fountain Square Plaza
Asset Allocation Funds                                       Cincinnati, Ohio 45263
Institutional Shares
--------------------------------------------------------------------------------------------------

Investment Advisor, Administrator and Accountant             Fifth Third Asset Management, Inc.
                                                             38 Fountain
                                                             Square Plaza
                                                             Cincinnati, Ohio 45263
--------------------------------------------------------------------------------------------------

Sub-Advisor                                                  Fort Washington Investment
(High Yield Bond Fund only)                                  Advisors, Inc.
                                                             420 East Fourth Street
                                                             Cincinnati, Ohio 45202
--------------------------------------------------------------------------------------------------

Distributor                                                  ALPS Funds Distributors, Inc.
                                                             1290 Broadway, Suite 1100
                                                             Denver, Colorado 80203
--------------------------------------------------------------------------------------------------

Custodian, Sub-Accountant and Sub-Administrator              State Street Bank and Trust Company
                                                             State Street Financial Center
                                                             One Lincoln Street
                                                             Boston, Massachusetts 02111-2900
--------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent                 Boston Financial Data Services, Inc.
                                                             30 Dan Road
                                                             Canton, Massachusetts 02021
--------------------------------------------------------------------------------------------------

Independent Registered Public Accounting Firm                PricewaterhouseCoopers LLP
                                                             100 East Broad Street
                                                             Suite 2100
                                                             Columbus, Ohio 43215
--------------------------------------------------------------------------------------------------


The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------

YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706 OR WRITING:


                                FIFTH THIRD FUNDS
                            38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263
                      YOU CAN ALSO ACCESS THESE DOCUMENTS,
      FREE OF CHARGE ON THE FUNDS' WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*


--------------------------------------------------------------------------------

           *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

      o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

      o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.



Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                               FIFTH THIRD FUNDS

  [ ] EQUITY INDEX FUND
      INSTITUTIONAL MONEY MARKET
      MUTUAL FUNDS
      PREFERRED SHARES

      ------------------
      PROSPECTUS

      NOVEMBER 29, 2007



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FIFTH THIRD FUNDS

FIFTH THIRD FUNDS
EQUITY INDEX FUND
INSTITUTIONAL MONEY MARKET MUTUAL FUNDS
PREFERRED SHARES



TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS
Equity Index Fund ..........................................  2
Institutional Money Market Fund ............................  4
Institutional Government Money Market Fund .................  5
U.S. Treasury Money Market Fund ............................  6
Municipal Money Market Fund ................................  7

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables .................................................  8
Expense Examples ...........................................  8

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
Name Policies ..............................................  9
Investment Practices .......................................  9
Investment Risks ........................................... 15

FUND MANAGEMENT
Investment Advisor ......................................... 17
Portfolio Managers - Equity Index Fund ..................... 17
Portfolio Holdings ......................................... 18

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ......................... 18
Abusive Trading Practices .................................. 19
Purchasing and Adding To Your Shares ....................... 19
Selling Your Shares ........................................ 20
Exchanging Your Shares ..................................... 22
Dividends and Capital Gains ................................ 23
Taxation ................................................... 23
Additional Information about the Funds ..................... 24

FINANCIAL HIGHLIGHTS ....................................... 25

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about the Fifth Third Equity Index Fund and each of the Fifth Third Institutional Money Market Mutual Funds (each, a "Fund" and collectively, the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

Each Fund is managed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor").

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

There is no guarantee that any Fund will achieve its objective.

FIFTH THIRD EQUITY INDEX FUND                                         CORE STYLE
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that comprise an equity index. The Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500")+. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and changes in the size of the Fund.


Although the Fund's investment style is essentially passive, the portfolio managers attempt to add incremental value by timing the purchase and sale of securities to changes in the index. Specifically, the portfolio managers may buy or sell ahead of or after index changes to take advantage of price volatility and obtain favorable prices.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

The Advisor may hedge cash balances with derivative securities or exchange-traded funds. Cash hedging is performed in an effort to reduce Fund tracking error and minimizing cash drag on performance.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

INDEX INVESTING RISK. Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P 500) in an attempt to approximate the index's performance. The Fund may purchase, retain and sell securities at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. Should this occur, the Board of Trustees will act as necessary to bring the Fund's accuracy back to 0.95. A correlation of 1.0 would mean that the Fund's net asset value (including the value


--------------------
+ "S&P 500" is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.




of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500. There is also a risk that the Fund's investment results may fail to match those of the S&P 500 and the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as those of other funds.


DERIVATIVES RISK. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Bar Chart:
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
PREFERRED SHARES(1)
--------------------------------------------------------------------------------

Bar chart:
1997    32.36%
  98    28.07%
  99    20.37%
  00    -9.45%
  01   -12.36%
  02   -22.49%
  03    27.94%
  04    10.44%
  05     4.61%
  06    15.40%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              21.21%
  Worst quarter:                Q3 2002             -17.37%

  Year to Date Return (1/1/07 to 9/30/07):            8.90%


1 Prior to October 20, 2003, the quoted performance of the Preferred shares reflects the performance of Institutional shares, a class of shares of the Fund not offered by this prospectus, adjusted to reflect the expenses of Preferred shares. Preferred shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION           PAST              PAST             PAST
                                                                     DATE             YEAR             5 YEARS         10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED SHARES
------------------------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                               11/2/92          15.40%             5.75%            7.92%
  Return after Taxes on Distributions(2)                                             14.74%             5.23%            7.41%
  Return after Taxes on Distributions and Sale of Fund Shares2                        9.98%             4.63%            6.71%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX*
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                  15.79%             6.19%            8.42%
------------------------------------------------------------------------------------------------------------------------------------


1 Prior to October 20, 2003, the quoted performance of the Preferred shares reflects the performance of Institutional shares, a class of shares of the Fund not offered by this prospectus, adjusted to reflect the expenses of Preferred shares. Preferred shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND                         MONEY MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income from short-term securities consistent with the stability of principal.


PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict Securities and Exchange Commission ("SEC") guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.


The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's Advisor. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or a U.S. Government agency or instrumentality. Additionally, shares of money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by the securities mentioned above.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk and foreign investment risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

FOREIGN INVESTMENT RISK involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.


Past performance does not indicate how the Fund will perform in the future.



YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
PREFERRED SHARES
--------------------------------------------------------------------------------
bar chart:

2004    1.11%
  05    2.96%
  06    4.79%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2005               0.94%
  Worst quarter:                Q2 2004               0.20%

  Year to Date Return (1/1/07 to 9/30/07):            3.82%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INCEPTION DATE       PAST YEAR    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED SHARES                                                                    10/20/03            4.79%            2.81%
------------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND              MONEY MARKET
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Current income consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Government securities, repurchase agreements collateralized by these securities, and shares of money market investment companies that invest exclusively in these securities. U.S. Government securities are debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), the Overseas Private Investment Corporation (OPIC), and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Agricultural Mortgage Corporation (Farmer Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include credit risk, interest rate risk and net asset value risk.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more credit risk than any direct obligation of the U.S. Treasury.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.


Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
PREFERRED SHARES
--------------------------------------------------------------------------------
Bar chart:

2004    1.04%
  05    2.89%
  06    4.72%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


  Best quarter:                 Q4 2006               1.25%
  Worst quarter:                Q2 2004               0.18%
  Year to Date Return (1/1/07 to 9/30/07):            3.73%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INCEPTION DATE       PAST YEAR    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED SHARES                                                                    10/20/03            4.72%            2.74%
------------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

FIFTH THIRD U.S. TREASURY MONEY MARKET FUND                         MONEY MARKET
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Stability of principal and current income consistent with stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, repurchase agreements collateralized by U.S. Treasury securities, and shares of money market investment companies that invest exclusively in these securities.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk and net asset value risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.


Past performance does not indicate how the Fund will perform in the future.



YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
PREFERRED SHARES
--------------------------------------------------------------------------------

Bar chart:

2004    0.96%
  05    2.81%
  06    4.65%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


  Best quarter:                 Q4 2006               1.24%
  Worst quarter:                Q2 2004               0.16%
  Year to Date Return (1/1/07 to 9/30/07):            3.69%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INCEPTION DATE       PAST YEAR    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED SHARES                                                                    10/20/03            4.65%            2.66%
------------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

FIFTH THIRD MUNICIPAL MONEY MARKET FUND                             MONEY MARKET
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Maximize current income, exempt from federal income tax, while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities, which generally are securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor.


Under normal circumstances, at least 80% of its assets are invested in municipal securities. These include fixed and variable rate debt obligations issued by various states, their counties, towns and public authorities. These securities tend to be:


     o general obligation bonds, the principal and interest of which are paid from general tax revenues received by the issuer;

     o revenue bonds, the principal and interest of which are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects, and they are not general obligations of the issuer;

     o industrial development bonds, the principal and interest of which are paid only from revenues received from privately operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure to be used by a private entity. However, they are general obligations of the private entity, not the issuer.

The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by U.S. Treasury securities.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk, and tax risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.


CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

TAX RISK involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code which allow interest distributed from such securities to be tax-exempt. Failure to comply with those requirements would create adverse tax consequences for shareholders.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.


The returns assume that Fund distributions have been reinvested.


Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
PREFERRED SHARES
--------------------------------------------------------------------------------
Bar chart:

2004    0.71%
  05    1.94%
  06    3.17%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2005               0.62%
  Worst quarter:                Q2 2004               0.13%

  Year to Date Return (1/1/07 to 9/30/07):            2.61%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INCEPTION DATE       PAST YEAR    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED SHARES                                                                    10/20/03            3.17%            1.85%
------------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2007.


                                                                                EQUITY INDEX FUND AND
SHAREHOLDER FEES                                                          INSTITUTIONAL MONEY MARKET FUNDS
(FEES PAID DIRECTLY FROM YOUR INVESTMENTS)                                        PREFERRED SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     FIFTH THIRD
                                                                     FIFTH THIRD    INSTITUTIONAL  FIFTH THIRD    FIFTH THIRD
                                                       FIFTH THIRD  INSTITUTIONAL    GOVERNMENT   U.S. TREASURY   MUNICIPAL
                                                      EQUITY INDEX   MONEY MARKET   MONEY MARKET      MONEY          MONEY
                                                          FUND           FUND           FUND       MARKET FUND    MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES          None           None           None          None           None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                   None           None           None          None           None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                               None           None           None          None           None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                           0.30%          0.40%          0.40%         0.40%          0.50%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                                 None           None           None          None           None
------------------------------------------------------------------------------------------------------------------------------------


OTHER EXPENSES(1)                                         0.46%          0.39%          0.41%         0.40%          0.44%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(2)                           --             --             --            --             --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                      0.76%          0.79%          0.81%         0.80%          0.94%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(3)                0.42%          0.43%          0.45%         0.44%          0.58%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                              0.34%          0.36%          0.36%         0.36%          0.36%
------------------------------------------------------------------------------------------------------------------------------------

1 Preferred class shareholders pay a shareholder servicing fee of up to 0.15% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts.


2  Amount is less than 0.01%, and is included in Other expenses.

3 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by a Fund if it would result in the Fund exceeding the expense limitation described herein.


EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


                                                                   1 YEAR          3 YEARS          5 YEARS        10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD EQUITY INDEX FUND - PREFERRED SHARES                     $35            $201             $381            $903
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND - PREFERRED SHARES       $37            $209             $397            $939
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND -
   PREFERRED SHARES                                                  $37            $214             $406            $960
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD U.S. TREASURY MONEY MARKET FUND - PREFERRED SHARES       $37            $211             $401            $949
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL MONEY MARKET FUND - PREFERRED SHARES           $37            $241             $463            $1,101
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICIES
--------------------------------------------------------------------------------


To comply with SEC rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each Fund's policy is described in its summary description under the heading "Principal Investment Strategies." A Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.


INVESTMENT PRACTICES
--------------------------------------------------------------------------------


Each Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that each Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

                                                          Delayed             Guaranteed
                                       Asset-             Delivery/            Invest-               Investment    Investment
                                       Backed    Common    When-     Deriva-     ment     Illiquid     Company        Grade
                                     Securities   Stock   Issueds     tives    Controls   securities  Securities      Bonds
FIFTH THIRD FUNDS
EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                   X         X         X                     X            X
------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------------

Institutional Money Market Fund             X                 X         X           X          X            X           X
------------------------------------------------------------------------------------------------------------------------------
Institutional Government Money
  Market Fund                               X                 X         X           X          X            X           X
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                               X         X                                   X
------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                 X                 X         X                      X            X           X
------------------------------------------------------------------------------------------------------------------------------


                                                                                       Real
                                                                                      Estate
                                       Loan       Money      Mortgage-               Investment              Reverse
                                      Partici-    Market      Backed      Municipal   Trusts     Restricted  Repurchase
                                       pations  Instruments  Securities  Securities   (REITS)    Securities  Agreements
FIFTH THIRD FUNDS
EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                   X                                     X           X          X
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund           X         X            X            X                       X          X
------------------------------------------------------------------------------------------------------------------------
Institutional Government Money
  Market Fund                             X         X            X            X                       X          X
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                     X
------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund               X         X            X            X                       X          X
------------------------------------------------------------------------------------------------------------------------


                                                                                         U.S.        U.S.
                                                  Short-    Small and                Government    Traded
                                    Securities     Term     Micro Cap    Stripped       Agency     Foreign
                                     Lending      Trading   Equities    Obligations   Securities  Securities
FIFTH THIRD FUNDS
EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                         X         X           X           X            X           X
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund           X         X                       X            X           X
------------------------------------------------------------------------------------------------------------------------
Institutional Government Money
  Market Fund                             X         X                       X            X           X
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                     X                       X            X
------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund               X         X                       X            X
------------------------------------------------------------------------------------------------------------------------

                                                               Variable and
                                                   U.S.          Floating                Zero-Coupon
                                                 Treasury          Rate                     Debt
                                                Obligations     Instruments   Warrants   Obligations

FIFTH THIRD FUNDS
EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                   X                X            X             X
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------

Institutional Money Market Fund                     X                X                          X
------------------------------------------------------------------------------------------------------------------------
Institutional Government Money
  Market Fund                                       X                X                          X
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                     X                                           X
------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                         X                X                          X
------------------------------------------------------------------------------------------------------------------------


                                  10-11 Spread

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans.

COMMON STOCK: Shares of ownership of a company.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

         CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price. The Money Market Funds may not invest in these securities.

         CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

         FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price. The Money Market Funds may not invest in these.

         STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices. The Money Market Funds may not invest in these.

         STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly. The Money Market Funds may not invest in these.

         SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Money Market Funds may not invest in these.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

         AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

         YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

                  CANADA BONDS: Issued by Canadian provinces.

                  SOVEREIGN BONDS: Issued by the government of a foreign country.

                  SUPRANATIONAL BONDS: Issued by supranational entities, such as the World Bank and European Investment Bank.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.

         BEAR FUNDS: A fund intended to increase/decrease in value inversely to the stock or equity index to which it relates. The Money Market Funds may not invest in these.

         CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis. The Money Market Funds may not invest in these.

         EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index. The Money Market Funds may not invest in these.

         LEVERAGED FUNDS: Funds that utilize leverage in an attempt to maximize gains. The Money Market Funds may not invest in these.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

         BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

         CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

         COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

         REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

         TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

         COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

         STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.

REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

SECURITIES LENDING: The lending of up to 331 1/43% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

WARRANTS: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments and Funds are more susceptible to these risks than others. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk/debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.


INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk/debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

         HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

         SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, ETFs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.


POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"-or repay-higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income-and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.


TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences for shareholders. Municipal securities are subject to tax risk.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Fifth Third Asset Management, Inc. ("FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.


Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 50 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.


As of September 30, 2007, Fifth Third Asset Management, Inc. had approximately $22.4 billion of assets under management, including approximately $13.0 billion of assets in the Fifth Third Funds.


A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Board of Trustees approved such contracts.


The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005 the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2007 are as follows:


                                                                                                             AS A PERCENTAGE OF
                                                                                                          AVERAGE DAILY NET ASSETS
FIFTH THIRD EQUITY INDEX FUND                                                                                        0.10%
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND                                                                          0.10%
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                                                               0.10%
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD U.S. TREASURY MONEY MARKET FUND                                                                          0.10%
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL MONEY MARKET FUND                                                                              0.10%
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGERS - EQUITY INDEX FUND
--------------------------------------------------------------------------------

Mark Koenig has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND and of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND since February 2005 and of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. He is the Managing Director of Quantitative Strategies for Fifth Third Asset Management, Inc. He has nine years of investment experience and served as the Director of Quantitative Analysis at the National City Investment Management Co. from 1999-2004. In this capacity he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995-1998, Mr. Koenig was a quantitative analyst with National City Bank, where he was responsible for developing risk analytics to support the bank's fixed-income desk. Previously, he spent ten years as a research engineer at Draper Laboratory, where he specialized in developing guidance, navigation, and control algorithms for spacecraft, aircraft, and underwater vehicles. Mr. Koenig has an M.S. in Computational Finance from Carnegie Mellon University, an M.S. in Electrical Engineering from the University of Arizona, and a B.S. in Aerospace Engineering from the University of Cincinnati. He is a member of the American Finance Association. He earned the Chartered Financial Analyst designation in 2003.

Michael P. Wayton has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND and of the FIFTH THIRD STRUCTURED LARGE CAP PLUS Fund since February 2005 and of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. Mr. Wayton is a Portfolio Manager of Quantitative Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third in December 2004, he spent 4 1/2 years as a quantitative analyst for the National City Investment Management Company where he was responsible for the management of the firm's passive assets and the development of quantitative equity models. Prior to that, he spent 1 1/2 years in National City's personal trust department. Mr. Wayton earned the Chartered Financial Analyst designation in 2005. Mr. Wayton earned a BSBA in finance from The Ohio State University.

FUND MANAGEMENT
--------------------------------------------------------------------------------

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of the policies and procedures is provided in the Statement of Additional Information. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.


SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING EQUITY INDEX FUND SHARES


The price of Fund shares is based on the Fund's net asset value ("NAV"), which is calculated by dividing the Fund's net assets by the number of its shares outstanding. The value of each portfolio instrument held by the Fund is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.

There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. The Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


PRICING MONEY MARKET FUND SHARES


The Funds' NAV is calculated by dividing the Funds' net assets by the number of its shares outstanding. The Funds attempt to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

The Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund and the Fifth Third U.S. Treasury Money Market Fund calculate their NAV at 4 p.m. The Fifth Third Municipal Money Market Fund calculates its NAV at 12 noon. All times are Eastern Time. Each Fund's
NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES


Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds monitor for excessive short-term or other abusive trading practices, there can be no guarantee that the Funds will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity (the "Trading Monitor") in the Funds' shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of the Trading Monitor, the transaction would adversely affect a Fund or its shareholders. The Funds recognize that the Trading Monitor will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.


PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All purchase orders for the Funds must be received by the Funds' transfer agent on the following schedule (Eastern Time) in order to receive that day's NAV (and in the case of the Fifth Third Municipal Money Market Fund, the NAV calculated at 2 p.m.) and dividends: Fifth Third Institutional Government Money Market Fund, Fifth Third Institutional Money Market Fund and Fifth Third U.S. Treasury Money Market Fund-4 p.m.; Fifth Third Municipal Money Market Fund-2 p.m. All purchase orders for the Equity Index Fund must be received by the Fund's transfer agent prior to 4:00 p.m. Eastern time in order to receive that day's NAV. Purchase orders received after those times will be processed on the following business day.

Preferred shares may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.-Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Fund to place trades for themselves or their clients for a fee. In order to purchase Preferred shares through one of those entities, you must have an account with that entity. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.


SHAREHOLDER CONTACT INFORMATION


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The entity through which you are purchasing your shares is responsible for transmitting the order to the Fund and it may have an earlier cut-off time and different trading and exchange policies. Consult that entity for specific information. Some policy differences may include:


     o    minimum initial and subsequent investment requirements


     o    exchange policies

     o    cutoff time for investments

     o    redemption fees

If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Preferred shares of a Fund is $500,000. Subsequent investments must be in amounts of at least $50.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject third-party checks, starter checks, traveler's checks and credit card convenience checks. Money orders are not accepted. All checks should be made payable to the Fifth Third Funds.


The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial and subsequent investment.

For details, contact the Funds toll-free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or by express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


AVOID WITHHOLDING TAX


Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------


You may sell your shares on days when the Funds are open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent.

Orders to sell shares of the Equity Index Fund must be received by 4:00 p.m. Eastern Time. If your order has been received prior to 4:00 p.m. and your shares have been sold, you will not receive the dividend, if any, declared that day.


Orders to sell shares of the Fifth Third Municipal Money Market Fund received by the Fifth Third Funds' transfer agent by 12:00 noon Eastern Time will be processed that day and will not be entitled to that day's dividend.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


Orders to sell shares of the Fifth Third Municipal Money Market Fund received by the Fifth Third Funds' transfer agent after 12:00 noon Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date.

Orders to sell shares of the Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund, and the Fifth Third U.S. Treasury Money Market Fund received by the Fifth Third Funds' transfer agent by 4 p.m. Eastern Time will be processed that day and will not be entitled to that day's dividend. Orders to sell shares of the Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund, and the Fifth Third U.S. Treasury Money Market Fund received by the Fifth Third Funds' transfer agent after 4 p.m. Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.-Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.


You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.


POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND

If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT - SHARES PURCHASED BY CHECK


When you have made your investment by check, you cannot redeem any portion of it until the transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.


UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

INSTRUCTIONS FOR EXCHANGING SHARES


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Fund.

SHAREHOLDER SERVICING FEE

Shareholder servicing fees compensate the Distributor and other dealers and investment representatives for services and expenses related to providing shareholder services. Preferred shares pay a (non 12b-1) shareholder servicing fee of up to 0.15% of the average daily net assets of the Funds.

Your financial intermediary may not sell shares in all classes of the Funds or may sell classes that are more expensive to you as compensation or reimbursement for differing levels of servicing or expenses associated with your account. The Funds cannot be responsible for ensuring that your financial intermediary is placing you in the most appropriate class of shares as we are not privy to details of your account and are unable to make a determination as to which class

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
is most suitable. You should discuss all compensation with your financial intermediary and be aware of how your account might be affected.

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------


All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.


Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.


Dividends, if any, for the Equity Index Fund are declared and paid quarterly. Dividends, if any, for the Institutional Money Market Fund, Institutional Government Money Market Fund, U.S. Treasury Money Market Fund, and Municipal Money Market Fund are declared daily and paid monthly.


Capital gains, if any, are distributed at least annually.

TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS


A sale, exchange, or redemption of Fund shares may result in taxable gain or loss to the shareholder. However, because the money market funds seek to preserve the value of investments at $1.00 per share, it is unlikely that such a sale, exchange, or redemption of shares in a money market fund will result in a taxable gain or loss.


TAXATION OF DISTRIBUTIONS


Each Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net realized capital gains to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-for taxable years beginning before January 1, 2011. It is unlikely that the money market funds will distribute long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. The money market funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid). See the SAI for further details.


ADDITIONAL TAX INFORMATION FOR MUNICIPAL MONEY MARKET FUND


If, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's assets consists of obligations, the interest on which is exempt from federal income tax, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from a shareholder's gross income for federal income tax purposes but may be subject to federal alternative minimum tax and state and local taxes. Exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt interest dividends earned by a corporation may be subject to the alternative minimum tax.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------



If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of a shareholder's Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by the shareholder. Shareholders who receive Social Security or Railroad Retirement benefits, should consult their tax advisors to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits.


Distributions, if any, derived from net capital gains will generally be taxable as long-term capital gains. The Municipal Money Market Fund may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income and any distributions of short-term capital gains will be taxable to shareholders as ordinary income.


The Municipal Money Market Fund may invest as much as 100% of its assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Fund generally will not be deductible for federal income tax purposes.


STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investment under state and local tax laws.

The Supreme Court heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income of in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court and affirms this holding, each state likely will revisit the way in which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely held oral arguments on this case in November 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the possible tax consequences of this case on your investment in the Fund.


This is a brief summary of certain income tax consequences relating to an investment in the Funds. The Statement of Additional Information provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

Investment in Exchange-Traded Funds. The Equity Index Fund may invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").*

iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions, unless otherwise permitted under the Investment Company Act of 1940 or the rules thereunder, restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. Upon meeting certain conditions, the Fund may invest its assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.

* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.


In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, is incorporated by reference in the SAI which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                          RESULTING FROM OPERATIONS                  DISTRIBUTIONS FROM
                                                         ---------------------------               -----------------------
                                                                      NET REALIZED
                                                                            AND
                                                                        UNREALIZED     CHANGE IN
                                             NET ASSET                GAINS/(LOSSES)  NET ASSETS
                                              VALUE,          NET          FROM        RESULTING       NET           NET
                                             BEGINNING    INVESTMENT    INVESTMENT       FROM      INVESTMENT     REALIZED
                                             OF PERIOD      INCOME     TRANSACTIONS   OPERATIONS     INCOME         GAINS
--------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND PREFERRED SHARES
10/20/03 (d) to 7/31/04                       $19.86        0.22(3)        1.18          1.40         (0.25)         --
Year ended 7/31/05                            $21.01        0.43(3)        2.41          2.84         (0.40)         --
Year ended 7/31/06                            $23.45        0.39(3)        0.79          1.18         (0.40)         --
Year ended 7/31/07                            $24.23        0.45(3)        3.37          3.82         (0.46)         --
--------------------------------------------------------------------------------------------------------------------------
                                                                                      RATIOS/SUPPLEMENTAL DATA
                                                                  -----------------------------------------------------------------
                                                                              RATIOS OF     RATIOS OF
                                              NET       TOTAL         NET      EXPENSES      EXPENSES    RATIOS OF NET
                              TOTAL          ASSET     RETURN       ASSETS,       TO            TO        INVESTMENT
                            DIVIDENDS       VALUE,    (EXCLUDES     END OF      AVERAGE       AVERAGE       INCOME         PORTFOLIO
                               AND          END OF      SALES       PERIOD        NET           NET       TO AVERAGE       TURNOVER
                          DISTRIBUTIONS     PERIOD     CHARGE)      (000'S)   ASSETS (A)    ASSETS (B)    NET ASSETS        RATE (C)
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
PREFERRED SHARES
10/20/03 (d) to 7/31/04        (0.25)       $21.01       7.03%*   $ 165,845    0.76%**       0.34%**         1.31%**          14%
Year ended 7/31/05             (0.40)       $23.45      13.62%    $  78,132    0.77%         0.34%           1.98%             4%
Year ended 7/31/06             (0.40)       $24.23       5.06%    $  64,939    0.75%         0.34%           1.62%             6%
Year ended 7/31/07             (0.46)       $27.59      15.76%    $  69,251    0.76%         0.34%           1.68%             4%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             NET REALIZED
                                                            NET ASSET                       AND UNREALIZED         LESS
                                                              VALUE,             NET             GAINS/         DISTRIBUTIONS
                                                            BEGINNING         INVESTMENT      (LOSSES) FROM          TO
                                                            OF PERIOD          INCOME         INVESTMENTS       SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND PREFERRED SHARES
10/20/03(d) to 7/31/04                                        $1.00              0.01             --^               (0.01)
Year ended 7/31/05                                            $1.00              0.02             --^               (0.02)
Year ended 7/31/06                                            $1.00              0.04             --                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)          --^               (0.05)
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND PREFERRED SHARES
10/20/03(d) to 7/31/04                                        $1.00              0.01             --^               (0.01)
Year ended 7/31/05                                            $1.00              0.02             --^               (0.02)
Year ended 7/31/06                                            $1.00              0.04             --                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)          --^               (0.05)
----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND PREFERRED SHARES
10/20/03(d) to 7/31/04                                        $1.00              0.01             --^               (0.01)
Year ended 7/31/05                                            $1.00              0.02             --^               (0.02)
Year ended 7/31/06                                            $1.00              0.04             --^               (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)@         --^               (0.05)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND PREFERRED SHARES
10/20/03(d) to 7/31/04                                        $1.00                --^            --^                  --^
Year ended 7/31/05                                            $1.00              0.01             --                (0.01)
Year ended 7/31/06                                            $1.00              0.03             --^               (0.03)
Year ended 7/31/07                                            $1.00              0.03(3)@         --^               (0.03)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    RATIOS/SUPPLEMENTAL DATA
                                                                  --------------------------------------------------------------
                                                                                  RATIOS OF        RATIOS OF        RATIOS OF
                                                                     NET           EXPENSES         EXPENSES             NET
                                    NET ASSET                      ASSETS,            TO               TO            INVESTMENT
                                      VALUE,                        END OF         AVERAGE          AVERAGE           INCOME
                                      END OF        TOTAL          PERIOD            NET              NET           TO AVERAGE
                                      PERIOD        RETURN         (000'S)        ASSETS (A)       ASSETS (B)        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET
  FUND PREFERRED SHARES
10/20/03(d) to 7/31/04                 $1.00         0.65%*       $   27,206       0.80%**           0.37%**          0.85%**
Year ended 7/31/05                     $1.00         2.08%        $   23,178       0.80%             0.36%            1.99%
Year ended 7/31/06                     $1.00         4.15%        $   98,263       0.81%             0.36%            4.21%
Year ended 7/31/07                     $1.00         5.12%        $   87,627       0.79%             0.35%            5.00%
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY
  MARKET FUND PREFERRED SHARES
10/20/03(d) to 7/31/04                 $1.00         0.59%*       $  276,373       0.82%**           0.37%**          0.75%**
Year ended 7/31/05                     $1.00         2.02%        $  228,555       0.81%             0.36%            1.96%
Year ended 7/31/06                     $1.00         4.07%        $  190,260       0.82%             0.36%            3.98%
Year ended 7/31/07                     $1.00         5.05%        $  225,141       0.81%             0.36%            4.93%
-------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND
  PREFERRED SHARES
10/20/03(d) to 7/31/04                 $1.00         0.54%*       $1,102,963       0.80%**           0.37%**          0.69%**
Year ended 7/31/05                     $1.00         1.93%        $  766,688       0.80%             0.36%            1.85%
Year ended 7/31/06                     $1.00         3.98%        $  625,196       0.80%             0.36%            3.85%
Year ended 7/31/07                     $1.00         4.99%        $  472,893       0.80%             0.36%            4.87%
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND
  PREFERRED SHARES
10/20/03(d) to 7/31/04                 $1.00         0.42%*       $      637       0.98%**           0.53%**          0.55%**
Year ended 7/31/05                     $1.00         1.40%        $       36       0.97%             0.53%            0.97%
Year ended 7/31/06                     $1.00         2.73%        $    2,402       0.96%             0.36%            3.27%
Year ended 7/31/07                     $1.00         3.40%        $    1,398       0.94%             0.36%            3.34%
-------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)  Before waivers and reimbursements.
(b)  Net of waivers and reimbursements.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)  Reflects date of commencement of operations.
^    Amount is less than $0.005.
*    Not annualized.
**   Annualized.
(3)  Average shares method used in calculation.
@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as Increase from payment by the Advisor in the Statements of Operations. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $.005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.


                                  26-27 Spread

ADDRESSES
------------------------------------------------------------------------------------------------------------------------------------
Fifth Third Funds                                                               Fifth Third Funds
Equity Index Fund                                                               38 Fountain Square Plaza
Institutional Money Market Mutual Funds                                         Cincinnati, Ohio 45263
Preferred Shares
------------------------------------------------------------------------------------------------------------------------------------


Investment Advisor, Administrator and Accountant                                Fifth Third Asset Management, Inc.
                                                                                38 Fountain Square Plaza
                                                                                Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------------------------------


Distributor                                                                     ALPS Distributors, Inc.
                                                                                1290 Broadway, Suite 1100
                                                                                Denver, Colorado 80203
------------------------------------------------------------------------------------------------------------------------------------


Custodian, Sub-Accountant and Sub-Administrator                                 State Street Bank and Trust Company
                                                                                State Street Financial Center
                                                                                One Lincoln Street
                                                                                Boston, Massachusetts 02111-2900
------------------------------------------------------------------------------------------------------------------------------------


Transfer Agent and Dividend Disbursing Agent                                    Boston Financial Data Services, Inc.
                                                                                30 Dan Road
                                                                                Canton, Massachusetts 02021
------------------------------------------------------------------------------------------------------------------------------------


Independent Registered Public Accounting Firm                                   PricewaterhouseCoopers LLP
                                                                                100 East Broad Street
                                                                                Suite 2100
                                                                                Columbus, Ohio 43215
------------------------------------------------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds'performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706 OR WRITING:

                               FIFTH THIRD FUNDS
                            38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263
                      YOU CAN ALSO ACCESS THESE DOCUMENTS

     FREE OF CHARGE, ON THE FUNDS' WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*

--------------------------------------------------------------------------------

           *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.


Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS

      EQUITY INDEX FUND
      INSTITUTIONAL MONEY MARKET
      MUTUAL FUNDS
      SELECT SHARES

      ------------------


      PROSPECTUS
      NOVEMBER 29, 2007



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     FIFTH THIRD FUNDS

FIFTH THIRD FUNDS
EQUITY INDEX FUND
INSTITUTIONAL MONEY MARKET MUTUAL FUNDS
SELECT SHARES

TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS
Equity Index Fund                                             2
Institutional Money Market Fund                               4
Institutional Government Money Market Fund                    5
U.S. Treasury Money Market Fund                               6
Municipal Money Market Fund                                   7

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables                                                    8
Expense Examples                                              8

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
Name Policies                                                 9
Investment Practices                                          9
Investment Risks                                             14

FUND MANAGEMENT
Investment Advisor                                           16
Portfolio Managers - Equity Index Fund                       17
Portfolio Holdings                                           17

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares                           18
Abusive Trading Practices                                    18
Purchasing and Adding to Your Shares                         19
Selling Your Shares                                          20
Exchanging Your Shares                                       22
Dividends and Capital Gains                                  22
Taxation                                                     23
Additional Information about the Funds                       24

FINANCIAL HIGHLIGHTS                                         25

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about the Fifth Third Equity Index Fund and each of the Fifth Third Institutional Money Market Mutual Funds (each, a "Fund" and collectively, the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

Each Fund is managed by Fifth Third Asset Management, Inc. (the "Advisor").

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

There is no guarantee that any Fund will achieve its objective.

FIFTH THIRD EQUITY INDEX FUND                                         CORE STYLE
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that comprise an equity index. The Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500")+. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and in the size of the Fund.

Although the Fund's investment style is essentially passive, the portfolio managers attempt to add incremental value by timing the purchase and sale of securities to changes in the index. Specifically, the portfolio managers may buy or sell ahead of or after index changes to take advantage of price volatility and obtain favorable prices.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

The Advisor may hedge cash balances with derivative securities or exchange-traded funds. Cash hedging is performed in an effort to reduce Fund tracking error and minimize cash drag on performance.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.


INDEX INVESTING RISK. Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P 500) in an attempt to approximate the index's performance. The Fund may purchase, retain and sell securities at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. Should this occur, the Board of Trustees will act as necessary to bring the Fund's accuracy back to 0.95. A correlation of 1.0 would mean that the Fund's net asset value (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500.


--------------------
+ "S&P 500" is a registered service mark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

There is also a risk that the Fund's investment results may fail to match those of the S&P 500 and the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as those of other funds.

DERIVATIVES RISK. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR SELECT SHARES(1)
--------------------------------------------------------------------------------

Bar chart:
1997    32.45%
98      28.16%
99      20.46%
00      -9.39%
01     -12.30%
02     -22.43%
03      28.03%
04      10.55%
05       4.64%
06      15.53%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


  Best quarter:                 Q4 1998              21.23%
  Worst quarter:                Q3 2002             -17.36%
  Year to Date Return (1/1/07 to 9/30/07):            8.95%


--------------------
1 Prior to October 20, 2003, the quoted performance of the Select shares reflects the performance of Institutional shares, a class of shares of the Fund not offered by this prospectus, adjusted to reflect the expenses of Select shares. Select shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
=================================================================================================================================

                                                                  INCEPTION           PAST              PAST             PAST
                                                                     DATE             YEAR             5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------------------------------------

SELECT SHARES                                                       11/2/92
---------------------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                15.53%             5.83%            8.00%
  Return after Taxes on Distributions(2)                                             14.84%             5.26%            7.42%
  Return after Taxes on Distributions
    and Sale of Fund Shares(2)                                                       10.06%             4.67%            6.73%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               15.79%             6.19%            8.42%
---------------------------------------------------------------------------------------------------------------------------------


--------------------
1 Prior to October 20, 2003, the quoted performance of the Select shares reflects the performance of Institutional shares, a class of shares of the Fund not offered by this prospectus, adjusted to reflect the expenses of Select shares. Select shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND                         MONEY MARKET
--------------------------------------------------------------------------------



FUNDAMENTAL OBJECTIVE Current income from short-term securities consistent with the stability of principal.


PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict Securities and Exchange Commission ("SEC") guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.


The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's Advisor. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's Advisor. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by the securities mentioned above.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk and foreign investment risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

FOREIGN INVESTMENT RISK involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR SELECT SHARES
--------------------------------------------------------------------------------

Bar chart:
2004    1.18%
05      3.03%
06      4.86%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


  Best quarter:                 Q4 2005               0.95%
  Worst quarter:                Q2 2004               0.22%
  Year to Date Return (1/1/07 to 9/30/07):            3.88%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
=================================================================================================================================

                                                                                                                        SINCE
                                                                                 INCEPTION DATE       PAST YEAR        INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
SELECT SHARES                                                                       10/20/03            4.86%            2.88%
---------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND              MONEY MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Government securities, repurchase agreements collateralized by these securities, and shares of money market investment companies that invest exclusively in these securities. U.S. Government securities are debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), the Overseas Private Investment Corporation (OPIC), and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Agricultural Mortgage Corporation (Farmer Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include credit risk, interest rate risk and net asset value risk.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more credit risk than any direct obligation of the U.S. Treasury.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR SELECT SHARES
--------------------------------------------------------------------------------


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


  Best quarter:                 Q4 2006               1.27%
  Worst quarter:                Q2 2004               0.20%
  Year to Date Return (1/1/07 to 9/30/07):            3.79%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
=================================================================================================================================

                                                                                                                         SINCE
                                                                                 INCEPTION DATE       PAST YEAR        INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
SELECT SHARES                                                                       10/20/03            4.80%            2.81%
---------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

FIFTH THIRD U.S. TREASURY MONEY MARKET FUND                         MONEY MARKET
--------------------------------------------------------------------------------



FUNDAMENTAL OBJECTIVE Stability of principal and current income consistent with stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.


The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, repurchase agreements collateralized by U.S. Treasury securities, and shares of money market investment companies that invest exclusively in these securities.


PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk and net asset value risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR SELECT SHARES
--------------------------------------------------------------------------------

2004    1.03%
05      2.88%
06      4.72%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


  Best quarter:                 Q4 2006               1.26%
  Worst quarter:                Q2 2004               0.18%
  Year to Date Return (1/1/07 to 9/30/07):            3.71%



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
=================================================================================================================================

                                                                                                                         SINCE
                                                                                 INCEPTION DATE       PAST YEAR        INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
SELECT SHARES                                                                       10/20/03            4.72%            2.73%
---------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

FIFTH THIRD MUNICIPAL MONEY MARKET FUND                             MONEY MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Maximize current income, exempt from federal income tax, while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities, which generally are securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor.

Under normal circumstances, at least 80% of its assets are invested in municipal securities. These include fixed and variable rate debt obligations issued by various states, their counties, towns and public authorities. These securities tend to be:

     o general obligation bonds, the principal and interest of which are paid from general tax revenues received by the issuer;

     o revenue bonds, the principal and interest of which are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects, and they are not general obligations of the issuer;

     o industrial development bonds, the principal and interest of which are paid only from revenues received from privately operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure to be used by a private entity. However, they are general obligations of the private entity, not the issuer.

The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by U.S. Treasury securities.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk, and tax risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.


TAX RISK involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code which allow interest distributed from such securities to be tax exempt. Failure to comply with those requirements would create adverse tax consequences for shareholders.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.


The returns assume that Fund distributions have been reinvested.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR SELECT SHARES
--------------------------------------------------------------------------------

Bar chart:
2004    0.78%
05      2.02%
06      3.24%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


  Best quarter:                 Q4 2005               0.64%
  Worst quarter:                Q1 2004               0.14%
  Year to Date Return (1/1/07 to 9/30/07):            2.66%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
=================================================================================================================================

                                                                                                                        SINCE
                                                                                 INCEPTION DATE       PAST YEAR        INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
SELECT SHARES                                                                       10/20/03            3.24%            1.92%
---------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2007.

                                                                                     EQUITY INDEX FUND AND
SHAREHOLDER FEES                                                               INSTITUTIONAL MONEY MARKET FUNDS
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                SELECT SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 FIFTH THIRD
                                                                FIFTH THIRD     INSTITUTIONAL
                                                FIFTH THIRD    INSTITUTIONAL     GOVERNMENT    FIFTH THIRD U.S.   FIFTH THIRD
                                                EQUITY INDEX    MONEY MARKET    MONEY MARKET    TREASURY MONEY  MUNICIPAL MONEY
                                                    FUND            FUND            FUND          MARKET FUND     MARKET FUND
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES    None            None            None             None            None
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                             None            None            None             None            None
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                         None            None            None             None            None
---------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                     0.30%           0.40%           0.40%            0.40%           0.50%
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                           None            None            None             None            None
---------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES(1)                                   0.39%           0.32%           0.34%            0.33%           0.37%
---------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(2)                   --               --              --               --              --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                0.69%           0.72%           0.74%            0.73%           0.87%
---------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(3)          0.42%           0.43%           0.45%            0.44%           0.58%
---------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                        0.27%           0.29%           0.29%            0.29%           0.29%
---------------------------------------------------------------------------------------------------------------------------------

1 Select class shareholders pay a shareholder servicing fee of up to 0.08% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts.


2  Amount is less than 0.01%, and is included in other expenses.

3 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by a Fund if it would result in the Fund exceeding the expense limitation described herein.


EXPENSE EXAMPLE
--------------------------------------------------------------------------------
Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


                                                                   1 YEAR          3 YEARS          5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD EQUITY INDEX FUND - SELECT SHARES                        $28            $179             $343            $818
---------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND - SELECT SHARES          $30            $187             $358            $854
---------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
        - SELECT SHARES                                              $30            $192             $368            $877
---------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD U.S. TREASURY MONEY MARKET FUND - SELECT SHARES          $30            $189             $363            $865
---------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL MONEY MARKET FUND - SELECT SHARES              $30            $220             $426          $1,020
---------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


NAME POLICIES
--------------------------------------------------------------------------------

To comply with SEC rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each Fund's policy is described in its summary description under the heading "Principal Investment Strategies." A Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.


INVESTMENT PRACTICES
--------------------------------------------------------------------------------

Each Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that each Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

                                                                      Delayed
                                              Asset-                  Delivery/              Guaranteed               Investment
FIFTH THIRD FUNDS                             Backed      Common       When-                 Investment    Illiquid    Company
EQUITY FUNDS                                 Securities    Stock      Issueds   Derivatives  Contracts    securities  Securities
----------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                            X           X           X                       X           X
----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUNDS
----------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                  X                       X           X           X           X           X
----------------------------------------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund       X                       X           X           X           X           X
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                          X           X                                   X
----------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                      X                       X           X                       X           X
----------------------------------------------------------------------------------------------------------------------------------



                                                                                                                  Real Estate
                                             Investment                   Money        Mortgage-                  Investment
FIFTH THIRD FUNDS                              Grade         Loan         Market        Backed       Municipal      Trusts
EQUITY FUNDS                                   Bonds    Participations  Instruments    Securities    Securities     (REITs)
--------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                                           X                                         X
--------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUNDS
--------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                 X             X             X             X             X
--------------------------------------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund      X             X             X             X             X
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                             X
--------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                     X             X             X             X             X
--------------------------------------------------------------------------------------------------------------------------------




                                                              Reverse                                  Small and
FIFTH THIRD FUNDS                             Restricted     Repurchase   Securities    Short-Term     Micro Cap    Stripped
EQUITY FUNDS                                  Securities     Agreements     Lending      Trading       Equities     Obligations
---------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                 X             X             X             X             X             X
---------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                   X             X             X             X                           X
---------------------------------------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund        X             X             X             X                           X
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                                             X                           X
---------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                       X             X             X             X                           X
---------------------------------------------------------------------------------------------------------------------------------


                                                                                            Variable
                                                    U.S.          U.S.                        and                       Zero-
                                                 Government      Traded         U.S.        Floating                   Coupon
FIFTH THIRD FUNDS                                  Agency        Foreign      Treasury        Rate                      Debt
EQUITY FUNDS                                      Securities    Securities   Obligations   Instruments   Warrants     Obligations
---------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                    X             X             X             X            X             X
---------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                      X             X             X             X                         X
---------------------------------------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund           X             X             X             X                         X
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                      X                           X                                       X
---------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                          X                           X             X                         X
---------------------------------------------------------------------------------------------------------------------------------


                                  10-11 spread

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans.

COMMON STOCK: Shares of ownership of a company.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

     CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price. The Money Market Funds may not invest in these securities.

     CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

     FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price. The Money Market Funds may not invest in these.

     STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices. The Money Market Funds may not invest in these.

     STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly. The Money Market Funds may not invest in these.

     SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Money Market Funds may not invest in these.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

     AMERICAN DEPOSITARY RECEIPTS ("ADRs"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

     YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

          CANADA BONDS: Issued by Canadian provinces.

          SOVEREIGN BONDS: Issued by the government of a foreign country.

          SUPRANATIONAL BONDS: Issued by supranational entities, such as the World Bank and European Investment Bank.

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

     BEAR FUNDS: A fund intended to increase/decrease in value inversely to the stock or equity index to which it relates. The Money Market Funds may not invest in these.

     CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis. The Money Market Funds may not invest in these.

     EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index. The Money Market Funds may not invest in these.

     LEVERAGED FUNDS: Funds that utilize leverage in an attempt to maximize gains. The Money Market Funds may not invest in these.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

     BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

     CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

     COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

     REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

     TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

     COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

     STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

SECURITIES LENDING: THE LENDING OF UP TO 331 1/3% OF THE FUND'S TOTAL ASSETS, PLUS THE AMOUNT OF the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

WARRANTS: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments and Funds are more susceptible to these risks than others. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk/debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.


INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk/debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

     HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

     SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, ETFs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.


POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.


TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences for shareholders. Municipal securities are subject to tax risk.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.

FUND MANAGEMENT
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Fifth Third Asset Management, Inc. ("FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.

FUND MANAGEMENT
--------------------------------------------------------------------------------


Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 50 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.


As of September 30, 2007, Fifth Third Asset Management, Inc. had approximately $22.4 billion of assets under management, including approximately $13.0 billion of assets in the Fifth Third Funds.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Board of Trustees approved such contracts.


The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005 the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.

The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2007 are as follows:

                                                              AS A PERCENTAGE OF
                                                           AVERAGE DAILY NET ASSETS
                                                           -------------------------
FIFTH THIRD EQUITY INDEX FUND                                         0.10%
-----------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND                           0.10%
-----------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                0.10%
-----------------------------------------------------------------------------------
FIFTH THIRD U.S. TREASURY MONEY MARKET FUND                           0.10%
-----------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL MONEY MARKET FUND                               0.10%
-----------------------------------------------------------------------------------


PORTFOLIO MANAGERS - EQUITY INDEX FUND
--------------------------------------------------------------------------------
Mark Koenig has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND and of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND since February 2005 of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. He is the Managing Director of Quantitative Strategies for Fifth Third Asset Management, Inc. He has nine years of investment experience and served as the Director of Quantitative Analysis at the National City Investment Management Co. from 1999 - 2004. In this capacity he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995 - 1998, Mr. Koenig was a quantitative analyst with National City Bank, where he was responsible for developing risk analytics to support the bank's fixed-income desk. Previously, he spent ten years as a research engineer at Draper Laboratory, where he specialized in developing guidance, navigation, and control algorithms for spacecraft, aircraft, and underwater vehicles. Mr. Koenig has an M.S. in Computational Finance from Carnegie Mellon University, an M.S. in Electrical Engineering from the University of Arizona, and a B.S. in Aerospace Engineering from the University of Cincinnati. He is a member of the American Finance Association. He earned the Chartered Financial Analyst designation in 2003.

Michael P. Wayton has been a portfolio manager of the FIFTH THIRD EQUITY INDEX Fund and of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND since February 2005 of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. Mr. Wayton is a Portfolio Manager of Quantitative Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third in December 2004, he spent 4 1/2 years as a quantitative analyst for the National City Investment Management Company where he was responsible for the management of the firm's passive assets and the development of quantitative equity models. Prior to that he spent 1 1/2 years in National City's personal trust department. Mr. Wayton earned the Chartered Financial Analyst designation in 2005. Mr. Wayton earned a BSBA in finance from The Ohio State University.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of the policies and procedures is provided in the Statement of Additional Information. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING EQUITY INDEX FUND SHARES


The price of Fund shares is based on the Fund's net asset value ("NAV"), which is calculated by dividing the Fund's net assets by the number of its shares outstanding. The value of each portfolio instrument held by the Fund is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.

There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. The Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.



PRICING INSTITUTIONAL MONEY MARKET FUND SHARES

The Funds' NAV is calculated by dividing the Funds' net assets by the number of its shares outstanding. The Funds attempt to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

The Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund and the Fifth Third U.S. Treasury Money Market Fund calculate their NAV at 4 p.m. The Fifth Third Municipal Money Market Fund calculates its NAV at 12 noon. All times are Eastern Time. Each Fund's
NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds monitor for excessive short-term or other abusive trading practices, there can be no guarantee that the Funds will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity (the "Trading Monitor") in the Funds' shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of the Trading Monitor, the transaction would adversely affect a Fund or its shareholders. The Funds recognize that the Trading Monitor will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All purchase orders for the Funds must be received by the Funds' transfer agent on the following schedule (Eastern Time) in order to receive that day's NAV (and in the case of the Fifth Third Municipal Money Market Fund, the NAV calculated at 12 noon) and dividends: Fifth Third Institutional Government Money Market Fund, Fifth Third Institutional Money Market Fund and Fifth Third U.S. Treasury Money Market Fund--4 p.m.; Fifth Third Municipal Money Market Fund--12 noon. All purchase orders for the Equity Index Fund must be received by the Fund's transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV. Purchase orders received after those times will be processed on the following business day.

Select shares may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Fund to place trades for themselves or their clients for a fee. In order to purchase Select shares through one of those entities, you must have an account with that entity. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043 Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting the order to the Fund and it may have an earlier cut-off time and different trading and exchange policies. Consult that entity for specific information. Some policy differences may include:


     o    minimum initial and subsequent investment requirements
     o    exchange policies
     o    cutoff time for investments
     o    redemption fees


If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


INVESTMENT AMOUNTS

The minimum initial investment in Select shares of a Fund is $1,000,000. Subsequent investments must be in amounts of at least $50.


All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject third-party checks, starter checks, traveler's checks and credit card convenience checks. Money orders are not accepted. All checks should be made payable to the Fifth Third Funds.

The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial and subsequent investment.

For details, contact the Funds toll-free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043 Boston, MA 02266-8043, or by express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


AVOID WITHHOLDING TAX


Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;
     o    Date of birth (for individuals);
     o Residential or business street address (although post office boxes are still permitted for mailing); and
     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Funds are open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent.

Orders to sell shares of the Equity Index Fund must be received by 4:00 p.m. Eastern Time. If your order has been received prior to 4:00 p.m. and your shares have been sold, you will not receive the dividend, if any, declared that day.


Orders to sell shares of the Fifth Third Municipal Money Market Fund received by the Fifth Third Funds' transfer agent by 12:00 noon Eastern Time will be processed that day and will not be entitled to that day's dividend. Orders to sell shares of the Fifth Third Municipal Money Market Fund received by the Fifth Third Funds' transfer agent after 12:00 noon Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date. Orders to sell shares of the Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund, and the Fifth Third U.S. Treasury Money Market Fund received by the Fifth Third Funds' transfer agent by 4 p.m. Eastern Time will be processed that day and will not be entitled to that day's dividend.

Orders to sell shares of the Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund, and the Fifth Third U.S. Treasury Money Market Fund received by the Fifth Third Funds' transfer agent after 4 p.m. Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043 Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

     o    The address on file has been changed in the last 10 business days;
     o    The check is not being mailed to the address on your account;
     o    The check is not being made payable to the owner of the account; or
     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.


You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.


POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND

If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT - SHARES PURCHASED BY CHECK


When you have made your investment by check, you cannot redeem any portion of it until the transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.


UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

INSTRUCTIONS FOR EXCHANGING SHARES


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043 Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

In order to prevent excessive short-term or other abusive trading practices, the Fund may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Fund.

SHAREHOLDER SERVICING FEE

Shareholder servicing fees compensate the Distributor and other dealers and investment representatives for services and expenses related to providing shareholder services. Select shares pay a (non 12b-1) shareholder servicing fee of up to 0.08% of the average daily net assets of the Funds.

Your financial intermediary may not sell shares in all classes of the Funds or may sell classes that are more expensive to you as compensation or reimbursement for differing levels of servicing or expenses associated with your account. The Funds cannot be responsible for ensuring that your financial intermediary is placing you in the most appropriate class of shares as we are not privy to details of your account and are unable to make a determination as to which class is most suitable. You should discuss all compensation with your financial intermediary and be aware of how your account might be affected.

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.


Dividends, if any, for the Equity Index Fund are declared and paid quarterly. Dividends, if any, for the Institutional Money Market Fund, Institutional Government Money Market Fund, U.S. Treasury Money Market Fund, and Municipal Money Market Fund are declared daily and paid monthly.


Capital gains, if any, are distributed at least annually.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS


A sale, exchange, or redemption of Fund shares may result in a taxable gain or loss to the shareholder. However, because the money market funds seek to preserve the value of investments at $1.00 per share, it is unlikely that such a sale, exchange, or redemption of shares in a money market fund will result in such a taxable gain or loss.


TAXATION OF DISTRIBUTIONS


Each Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net-realized capital gain to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-for taxable years beginning before January 1, 2011. It is unlikely that the money market funds will distribute long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. The money market funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid). See the SAI for further details.


ADDITIONAL TAX INFORMATION FOR MUNICIPAL MONEY MARKET FUND

If, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's assets consists of obligations, the interest on which is exempt from federal income tax, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from a shareholder's gross income for federal income tax purposes but may be subject to federal alternative minimum tax and state and local taxes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt interest dividends earned by a corporation may be subject to the alternative minimum tax.


If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of a shareholder's Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by the shareholder. Shareholders who receive Social Security or Railroad Retirement benefits, should consult their tax advisors to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent the Fund invests in these securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on the part of the Fund's distributions derived from those securities.


Distributions, if any, derived from net capital gains will generally be taxable as long-term capital gains. The Municipal Money Market Fund may pay such capital gains distributions from time to time. Dividends, if any derived from taxable interest income and any distributions of short-term capital gains will be taxable to shareholders as ordinary income.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------



The Municipal Money Market Fund may invest as much as 100% of its assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Fund generally will not be deductible for federal income tax purposes.


STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investment under state and local tax laws.

The Supreme Court has heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income of in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court and affirms this holding, each state likely will revisit the way in which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court had oral arguments on this case in November 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the possible tax consequences of this case on your investment in the Fund.


This is a brief summary of certain income tax consequences relating to an investment in the Funds. The Statement of Additional Information provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.


ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

Investment in Exchange-Traded Funds. The Equity Index Fund may invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").*

iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions, unless otherwise permitted under the Investment Company Act of 1940 or the rules thereunder, restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. Upon meeting certain conditions, the Fund may invest its assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.

  *iShares(R) is a registered trademark of Barclays Global Investors, N.A.
   ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, is incorporated by reference in the SAI which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                           Change in Net Assets                    Less Dividends and
                                                         Resulting from Operations                 Distributions from
                                                         -------------------------              -----------------------
                                                                     Net Realized
                                                                          and
                                                                      Unrealized    Change in
                                             Net Asset              Gains/(Losses) Net Assets
                                              Value,         Net         from       Resulting       Net           Net
                                             Beginning   Investment   Investment      from      Investment     Realized
                                             of Period     Income    Transactions  Operations     Income         Gains
-----------------------------------------------------------------------------------------------------------------------------
Equity Index Fund Select Shares
10/20/03 (d) to 7/31/04                       $19.86       0.22(3)        1.18         1.40         (0.26)        --
Year ended 7/31/05                            $21.00       0.41(3)        2.47         2.88         (0.43)        --
Year ended 7/31/06                            $23.45       0.40(3)        0.80         1.20         (0.42)        --
Year ended 7/31/07                            $24.23       0.47(3)        3.35         3.82         (0.46)        --
-----------------------------------------------------------------------------------------------------------------------------






                                                           Net          Total
                                           Total          Asset        Return
                                         Dividends       Value,       (excludes
                                            and          End of         sales
                                       Distributions     Period        charge)
-----------------------------------------------------------------------------------
Equity Index Fund Select Shares
10/20/03 (d) to 7/31/04                     (0.26)        $21.00          7.03%*
Year ended 7/31/05                          (0.43)        $23.45         13.79%
Year ended 7/31/06                          (0.42)        $24.23          5.13%
Year ended 7/31/07                          (0.46)        $27.59         15.83%
-----------------------------------------------------------------------------------


                                                              Ratios/Supplemental Data
                                      ------------------------------------------------------------------------

                                                    Ratios of      Ratios of
                                         Net        Expenses       Expenses     Ratios of Net
                                       Assets,         to             to         Investment
                                       End of        Average        Average        Income          Portfolio
                                       Period          Net            Net        to Average        Turnover
                                       (000's)     Assets (a)     Assets (b)     Net Assets        Rate (c)
--------------------------------------------------------------------------------------------------------------
Equity Index Fund Select Shares
10/20/03 (d) to 7/31/04                 $14,315        0.69%**       0.27%**        1.32%**            14%
Year ended 7/31/05                      $18,690        0.71%         0.27%          1.83%               4%
Year ended 7/31/06                      $17,558        0.68%         0.27%          1.67%               6%
Year ended 7/31/07                      $17,852        0.69%         0.27%          1.76%               4%
--------------------------------------------------------------------------------------------------------------





                                                                                           Net Realized
                                                          Net Asset                       and Unrealized         Less
                                                           Value,             Net             Gains/         Distributions
                                                         Beginning         Investment      (Losses) from          to
                                                          of Period          Income         Investments      Shareholders
-----------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund Select Shares
10/20/03(d) to 7/31/04                                     $1.00              0.01              --^              (0.01)
Year ended 7/31/05                                         $1.00              0.02              --^              (0.02)
Year ended 7/31/06                                         $1.00              0.04              --               (0.04)
Year ended 7/31/07                                         $1.00              0.05(3)           --^              (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund Select Shares
10/20/03(d) to 7/31/04                                     $1.00              0.01              --^              (0.01)
Year ended 7/31/05                                         $1.00              0.02              --^              (0.02)
Year ended 7/31/06                                         $1.00              0.04              --               (0.04)
Year ended 7/31/07                                         $1.00              0.05(3)           --^              (0.05)
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund Select Shares
10/20/03(d) to 7/31/04                                     $1.00              0.01              --^              (0.01)
Year ended 7/31/05                                         $1.00              0.02              --^              (0.02)
Year ended 7/31/06                                         $1.00              0.04              --^              (0.04)
Year ended 7/31/07                                         $1.00              0.05(3)@          --^              (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund Select Shares
10/20/03(d) to 7/31/04                                     $1.00                --^             --^                 --^
Year ended 7/31/05                                         $1.00              0.01              --               (0.01)
Year ended 7/31/06                                         $1.00              0.03              --^              (0.03)
Year ended 7/31/07                                         $1.00              0.03(3)@          --^              (0.03)
-----------------------------------------------------------------------------------------------------------------------------






                                                           Net Asset
                                                            Value,
                                                            End of               Total
                                                            Period               Return
-----------------------------------------------------------------------------------------------
Institutional Money Market Fund Select Shares
10/20/03(d) to 7/31/04                                       $1.00                0.70%*
Year ended 7/31/05                                           $1.00                2.15%
Year ended 7/31/06                                           $1.00                4.22%
Year ended 7/31/07                                           $1.00                5.19%
-----------------------------------------------------------------------------------------------
Institutional Government Money Market Fund Select Shares
10/20/03(d) to 7/31/04                                       $1.00                0.65%*
Year ended 7/31/05                                           $1.00                2.09%
Year ended 7/31/06                                           $1.00                4.14%
Year ended 7/31/07                                           $1.00                5.13%
-----------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund Select Shares
10/20/03(d) to 7/31/04                                       $1.00                0.59%*
Year ended 7/31/05                                           $1.00                2.00%
Year ended 7/31/06                                           $1.00                4.05%
Year ended 7/31/07                                           $1.00                5.06%
-----------------------------------------------------------------------------------------------
Municipal Money Market Fund Select Shares
10/20/03(d) to 7/31/04                                       $1.00                0.47%*
Year ended 7/31/05                                           $1.00                1.47%
Year ended 7/31/06                                           $1.00                2.80%
Year ended 7/31/07                                           $1.00                3.47%
-----------------------------------------------------------------------------------------------


                                                                                   Ratios/Supplemental Data
                                                           ------------------------------------------------------------------------
                                                                               Ratios of           Ratios of           Ratios of
                                                             Net               Expenses            Expenses                Net
                                                           Assets,                to                  to               Investment
                                                           End of               Average             Average              Income
                                                           Period                 Net                 Net              to Average
                                                           (000's)            Assets (a)          Assets (b)           Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund Select Shares
10/20/03(d) to 7/31/04                                     $13,267               0.73%**             0.30%**              0.92%**
Year ended 7/31/05                                         $23,924               0.73%               0.29%                2.23%
Year ended 7/31/06                                         $35,579               0.73%               0.29%                4.16%
Year ended 7/31/07                                         $59,901               0.72%               0.28%                5.07%
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund Select Shares
10/20/03(d) to 7/31/04                                     $ 5,202               0.75%**             0.30%**              0.82%**
Year ended 7/31/05                                         $ 2,176               0.74%               0.30%                1.83%
Year ended 7/31/06                                         $ 6,337               0.75%               0.29%                4.22%
Year ended 7/31/07                                         $13,983               0.74%               0.29%                5.00%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund Select Shares
10/20/03(d) to 7/31/04                                     $93,233               0.73%**             0.30%**              0.76%**
Year ended 7/31/05                                         $83,171               0.73%               0.29%                2.01%
Year ended 7/31/06                                         $61,992               0.73%               0.29%                3.95%
Year ended 7/31/07                                         $63,885               0.73%               0.29%                4.93%
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund Select Shares
10/20/03(d) to 7/31/04                                     $   863               0.91%**             0.46%**              0.62%**
Year ended 7/31/05                                         $    86               0.89%               0.46%                0.99%
Year ended 7/31/06                                         $10,551               0.89%               0.29%                3.23%
Year ended 7/31/07                                         $10,198               0.87%               0.29%                3.43%
-----------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


(a)  Before waivers and reimbursements.

(b)  Net of waivers and reimbursements.

(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.

(d)  Reflects date of commencement of operations.


^    Amount is less than $0.005.

*    Not annualized.

**   Annualized.


(3)  Average shares method used in calculation.

 @ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as Increase from payment by the Advisor in the Statements of Operations. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $.005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.


                                  26-27 spread

ADDRESSES
--------------------------------------------------------------------------------


Fifth Third Funds                                    Fifth Third Funds
Equity Index Fund                                    38 Fountain Square Plaza
Institutional Money Market Mutual Funds              Cincinnati, Ohio 45263
Select Shares
-----------------------------------------------------------------------------------------

Investment Advisor, Administrator and Accountant     Fifth Third Asset Management, Inc.
                                                     38 Fountain Square Plaza
                                                     Cincinnati, Ohio 45263
-----------------------------------------------------------------------------------------

Distributor                                          ALPS Distributors, Inc.
                                                     1290 Broadway, Suite 1100
                                                     Denver, Colorado 80203
-----------------------------------------------------------------------------------------

Custodian, Sub-Administrator and Sub-Accountant      State Street Bank and Trust Company
                                                     State Street Financial Center
                                                     One Lincoln Street
                                                     Boston, Massachusetts 02111-2900
-----------------------------------------------------------------------------------------

Independent Registered Public Accounting Firm        PricewaterhouseCoopers LLP
                                                     100 East Broad Street
                                                     Suite 2100
                                                     Columbus, Ohio 43215
-----------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent         Boston Financial Data Services, Inc.
                                                     30 Dan Road
                                                     Canton, Massachusetts 02021
-----------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds'performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------

     YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706 OR WRITING:

                               FIFTH THIRD FUNDS
                            38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263


     YOU CAN ALSO ACCESS THESE DOCUMENTS FREE OF CHARGE, ON THE FUNDS WEBSITE:
                         HTTP://WWW.FIFTHTHIRDFUNDS.COM*


--------------------------------------------------------------------------------

          *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGARDatabase on the Commission's Website at http://www.sec.gov.


Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS

  [ ] EQUITY INDEX FUND
      INSTITUTIONAL MONEY MARKET
      MUTUAL FUNDS
      TRUST SHARES

      -----------------
      PROSPECTUS

      NOVEMBER 29, 2007



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FIFTH THIRD FUNDS

FIFTH THIRD FUNDS
EQUITY INDEX FUND
INSTITUTIONAL MONEY MARKET MUTUAL FUNDS
TRUST SHARES


TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS
Equity Index Fund ..........................................  2
Institutional Money Market Fund ............................  4
Institutional Government Money Market Fund .................  5
U.S. Treasury Money Market Fund ............................  6
Municipal Money Market Fund ................................  7

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables .................................................  8
Expense Examples ...........................................  8

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
Name Policies ..............................................  9
Investment Practices .......................................  9
Investment Risks ........................................... 15

FUND MANAGEMENT
Investment Advisor ......................................... 17
Portfolio Managers - Equity Index Fund ..................... 18
Portfolio Holdings ......................................... 18

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ......................... 18
Abusive Trading Practices .................................. 19
Purchasing and Adding to Your Shares ....................... 20
Selling Your Shares ........................................ 21
Exchanging Your Shares ..................................... 22
Dividends and Capital Gains ................................ 23
Taxation ................................................... 23

Additional Information about the Funds ..................... 25


FINANCIAL HIGHLIGHTS ....................................... 25

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about the Fifth Third Equity Index Fund and each of the Fifth Third Institutional Money Market Mutual Funds (each, a "Fund" and collectively, the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

Each Fund is managed by Fifth Third Asset Management, Inc. (the "Advisor").

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

There is no guarantee that any Fund will achieve its objective.

FIFTH THIRD EQUITY INDEX FUND                                         CORE STYLE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that comprise an equity index. The Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500")+. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and in the size of the Fund.


Although the Fund's investment style is essentially passive, the portfolio managers attempt to add incremental value by timing the purchase and sale of securities to changes in the index. Specifically, the portfolio managers may buy or sell ahead of or after index changes to take advantage of price volatility and obtain favorable prices.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

The Advisor may hedge cash balances with derivative securities or exchange-traded funds. Cash hedging is performed in an effort to reduce Fund tracking error and minimize cash drag on performance.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.


INDEX INVESTING RISK. Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P 500) in an attempt to approximate the index's performance. The Fund may purchase, retain and sell securities at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. Should this occur, the Board of Trustees will act as necessary to bring the Fund's accuracy back to 0.95. A correlation of 1.0 would mean that the Fund's net asset value (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500. There is also a risk that the Fund's investment results may fail to match those of the S&P 500 and the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as those of other funds.


--------------------
+ "S&P 500" is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

DERIVATIVES RISK. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR TRUST SHARES(1)
--------------------------------------------------------------------------------
Bar Chart:
 1997                32.23%
   98                27.94%
   99                20.25%
   00                -9.54%
   01               -12.45%
   02               -22.56%
   03                27.82%
   04                10.36%
   05                 4.50%
   06                15.33%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              21.18%
  Worst quarter:                Q3 2002             -17.39%

  Year to Date Return (1/1/07 to 9/30/07):            8.78%


--------------------
1 Prior to October 20, 2003 the quoted performance of Trust shares reflects the performance of Institutional shares, a class of shares of the Fund not offered by this prospectus, adjusted to reflect the expenses of Trust Shares. Trust Shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION           PAST              PAST             PAST
                                                                     DATE             YEAR             5 YEARS         10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES                                                        11/2/92
  Return Before Taxes                                                                15.33%             5.66%            7.82%
  Return after Taxes on Distributions(2)                                             14.71%             5.19%            7.39%
  Return after Taxes on Distributions and Sale of Fund Shares(2)                      9.94%             4.60%            6.69%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX*
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                15.79%             6.19%            8.42%
------------------------------------------------------------------------------------------------------------------------------------


1 Prior to October 20, 2003 the quoted performance of Trust shares reflects the performance of Institutional shares, a class of shares of the Fund not offered by this prospectus, adjusted to reflect the expenses of Trust Shares. Trust Shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND                         MONEY MARKET
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Current income from short-term securities consistent with the stability of principal.


PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict Securities and Exchange Commission ("SEC") guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.


The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's Advisor. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's Advisor. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard& Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by the securities mentioned above.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk and foreign investment risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

FOREIGN INVESTMENT RISK involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR TRUST SHARES
--------------------------------------------------------------------------------
Bar Chart:
 2004             1.01%
   05             2.86%
   06             4.69%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2005               0.91%
  Worst quarter:                Q2 2004               0.18%

  Year to Date Return (1/1/07 to 9/30/07):            3.75%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INCEPTION DATE       PAST YEAR    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES                                                                        10/20/03            4.69%            2.71%
------------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND              MONEY MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Government securities, repurchase agreements collateralized by these securities, and shares of money market investment companies that invest exclusively in these securities. U.S. Government securities are debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), the Overseas Private Investment Corporation (OPIC), and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Agricultural Mortgage Corporation (Farmer Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include credit risk, interest rate risk and net asset value risk.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more credit risk than any direct obligation of the U.S. Treasury.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR TRUST SHARES
--------------------------------------------------------------------------------

Bar Chart:
 2004             0.93%
   05             2.79%
   06             4.62%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2006               1.22%
  Worst quarter:                Q1 2004               0.15%
  Year to Date Return (1/1/07 to 9/30/07):            3.65%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INCEPTION DATE       PAST YEAR     SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES                                                                        10/20/03            4.62%            2.64%
------------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

FIFTH THIRD U.S. TREASURY MONEY MARKET FUND MONEY                    MARKET FUND
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Stability of principal and current income consistent with stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, repurchase agreements collateralized by U.S. Treasury securities, and shares of money market investment companies that invest exclusively in these securities.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk and net asset value risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR TRUST SHARES
--------------------------------------------------------------------------------
Bar Chart:
 2004             0.85%
   05             2.71%
   06             4.54%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


  Best quarter:                 Q4 2006               1.22%
  Worst quarter:                Q2 2004               0.14%
  Year to Date Return (1/1/07 to 9/30/07):            3.61%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INCEPTION DATE       PAST YEAR     SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES                                                                        10/20/03            4.54%            2.56%
------------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit wwwfifththirdfunds.com or call 1-800-282-5706.

FIFTH THIRD MUNICIPAL MONEY MARKET FUND                             MONEY MARKET
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Maximize current income, exempt from federal income tax, while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities, which generally are securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Under normal circumstances, at least 80% of its assets are invested in municipal securities. These include fixed and variable rate debt obligations issued by various states, their counties, towns and public authorities. These securities tend to be:

     o general obligation bonds, the principal and interest of which are paid from general tax revenues received by the issuer;

     o revenue bonds, the principal and interest of which are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects, and they are not general obligations of the issuer;

     o industrial development bonds, the principal and interest of which are paid only from revenues received from privately operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure to be used by a private entity. However, they are general obligations of the private entity, not the issuer.

The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.
The Fund may also invest in asset-backed securities and repurchase agreements collateralized by U.S. Treasury securities.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk, and tax risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.


TAX RISK involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code, which allow interest distributed from such securities to be tax-exempt. Failure to comply with those requirements would create adverse tax consequences for shareholders.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR TRUST SHARES
--------------------------------------------------------------------------------
Bar Chart:
 2004             0.61%
   05             1.84%
   06             3.07%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2005               0.60%
  Worst quarter:                Q1 2004               0.10%

  Year to Date Return (1/1/07 to 9/30/07):            2.53%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INCEPTION DATE       PAST YEAR     SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES                                                                        10/20/03            3.07%            1.75%
------------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2007.

                                                                                     EQUITY INDEX FUND AND
SHAREHOLDER FEES                                                               INSTITUTIONAL MONEY MARKET FUNDS
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                TRUST SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 FIFTH THIRD
                                                                FIFTH THIRD     INSTITUTIONAL     FIFTH THIRD     FIFTH THIRD
                                                 FIFTH THIRD   INSTITUTIONAL     GOVERNMENT      U.S. TREASURY     MUNICIPAL
                                                EQUITY INDEX    MONEY MARKET    MONEY MARKET         MONEY           MONEY
                                                    FUND            FUND            FUND          MARKET FUND     MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES    None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                             None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                         None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                     0.30%           0.40%           0.40%            0.40%           0.50%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                           None            None            None             None            None
------------------------------------------------------------------------------------------------------------------------------------

OTHER EXPENSES(1)                                   0.56%           0.49%           0.51%            0.50%           0.54%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(2)                     --              --              --               --              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                0.86%           0.89%           0.91%            0.90%           1.04%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(3)          0.42%           0.43%           0.45%            0.44%           0.58%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                        0.44%           0.46%           0.46%            0.46%           0.46%
------------------------------------------------------------------------------------------------------------------------------------

1 Trust class shareholders pay a shareholder servicing fee of up to 0.25% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts.

2  Amount is less than 0.01%, and is included in Other expenses.

3 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by a Fund if it would result in the Fund exceeding the expense limitation described herein.


EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


                                                                   1 YEAR          3 YEARS          5 YEARS         10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD EQUITY INDEX FUND - TRUST SHARES                         $45            $233             $437            $1,023
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND - TRUST SHARES           $47            $241             $451            $1,057
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND -
  TRUST SHARES                                                       $47            $245             $459            $1,078
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD U.S. TREASURY MONEY MARKET FUND - TRUST SHARES           $47            $243             $455            $1,066
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL MONEY MARKET FUND - TRUST SHARES               $47            $273             $518            $1,220
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICIES
--------------------------------------------------------------------------------


To comply with SEC rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each Fund's policy is described in its summary description under the heading "Principal Investment Strategies." A Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.


INVESTMENT PRACTICES
--------------------------------------------------------------------------------


Each Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that each Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

                                                                   Delayed
                                                Asset-             Delivery/              Guaranteed
                                                Backed    Common    When-                 Investment     Illiquid
                                              Securities   Stock   Issueds   Derivatives   Contracts     securities

FIFTH THIRD FUNDS
EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                             X       X           X                           X
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                    X                  X           X              X            X
------------------------------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund         X                  X           X              X            X
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                       X           X
------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                        X                  X           X                           X
------------------------------------------------------------------------------------------------------------------------
                                                Investment     Investment                      Money       Mortgage-
                                                 Company         Grade          Loan           Market       Backed
                                                Securities       Bonds     Participations    Instruments   Securities

FIFTH THIRD FUNDS
EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                     X                                            X
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS
----------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                       X              X              X              X            X
----------------------------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund            X              X              X              X            X
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                       X                                            X
----------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                           X              X              X              X            X
----------------------------------------------------------------------------------------------------------------------
                                                                                                              Small and
                                                 Real Estate                   Reverse                Short-    Micro
                                    Municipal     Investment     Restricted  Repurchase   Securities   Term      Cap       Stripped
                                    Securities  Trusts (REITs)   Securities  Agreements     Lending   Trading  Equities  Obligations

FIFTH THIRD FUNDS
EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                    X               X            X            X         X        X            X
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund         X                            X            X            X         X                     X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Government
   Money Market Fund                    X                            X            X            X         X                     X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                                                          X                     X
------------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund             X                            X            X            X         X                     X
------------------------------------------------------------------------------------------------------------------------------------
                                                U.S.         U.S.                        Variable                      Zero-
                                             Government     Traded         U.S.        and Floating                   Coupon
                                               Agency       Foreign       Treasury         Rate                        Debt
                                             Securities    Securities    Obligations    Instruments    Warrants      Obligations

FIFTH THIRD FUNDS
EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                 X             X             X             X              X              X
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                   X             X             X             X                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund        X             X             X             X                             X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                   X                           X                                           X
------------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                       X                           X             X                             X
------------------------------------------------------------------------------------------------------------------------------------


                                  10-11 SPREAD

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a Trust typically collateralized by pools of loans.

COMMON STOCK: Shares of ownership of a company.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

         CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price. The Money Market Funds may not invest in these securities.

         CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

         FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price. The Money Market Funds may not invest in these.

         STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices. The Money Market Funds may not invest in these.

         STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly. The Money Market Funds may not invest in these.

         SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Money Market Funds may not invest in these.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

         AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

         YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

                  CANADA BONDS: Issued by Canadian provinces.

                  SOVEREIGN BONDS: Issued by the government of a foreign country.

                  SUPRANATIONAL BONDS: Issued by supranational entities, such as the World Bank and European Investment Bank.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.

         BEAR FUNDS: A fund intended to increase/decrease in value inversely to the stock or equity index to which it relates. The Money Market Funds may not invest in these.

         CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis. The Money Market Funds may not invest in these.

         EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index. The Money Market Funds may not invest in these.

         LEVERAGED FUNDS: Funds that utilize leverage in an attempt to maximize gains. The Money Market Funds may not invest in these.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

         BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

         CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

         COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

         REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

         TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

         COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

         STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.

REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

SECURITIES LENDING: The lending of up to 331 1/43% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

WARRANTS: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments and Funds are more susceptible to these risks than others. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk/debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.


INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk/debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

         HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

         SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, ETFs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.


POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"-or repay-higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income-and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.


TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences for shareholders. Municipal securities are subject to tax risk.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Fifth Third Asset Management, Inc. ("FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 50 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.


As of September 30, 2007, Fifth Third Asset Management, Inc. had approximately $22.4 billion of assets under management, including approximately $13.0 billion of assets in the Fifth Third Funds.


A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Board of Trustees approved such contracts.


The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005, the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and the shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


The management fees, after fee waivers, paid by the Fund's for the fiscal year ended July 31, 2007 are as follows:


                                                                                                          AS A PERCENTAGE OF
                                                                                                       AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD EQUITY INDEX FUND                                                                                    0.10%
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND                                                                      0.10%
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                                                           0.10%
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD U.S. TREASURY MONEY MARKET FUND                                                                      0.10%
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL MONEY MARKET FUND                                                                          0.10%
------------------------------------------------------------------------------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS - EQUITY INDEX FUND
--------------------------------------------------------------------------------


Mark Koenig has been the portfolio manager of the FIFTH THIRD EQUITY INDEX FUND and of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND since February 2005 and of the FIFTH THIRD INTERNATIONAL EQUITY FUND FUND since November 2007. He is the Managing Director of Quantitative Strategies for Fifth Third Asset Management, Inc. He has nine years of investment experience and served as the Director of Quantitative Analysis at the National City Investment Management Co. from 1999 - 2004. In this capacity he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995 - 1998, Mr. Koenig was a quantitative analyst with National City Bank where he was responsible for developing risk analytics to support the bank's fixed-income desk. Previously, he spent ten years as a research engineer at Draper Laboratory, where he specialized in developing guidance, navigation, and control algorithms for spacecraft, aircraft, and underwater vehicles. Mr. Koenig has an M.S. in Computational Finance from Carnegie Mellon University, an M.S. in Electrical Engineering from the University of Arizona, and a B.S. in Aerospace Engineering from the University of Cincinnati. He is a member of the American Finance Association. He earned the Chartered Financial Analyst designation in 2003.

Michael P. Wayton has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND and of the FIFTH THIRD STRUCTURED LARGE CAP PLUS Fund since February 2005 and of the FIFTH THIRD INTERNATIONAL EQUITY FUND FUND since November 2007. Mr. Wayton is a Portfolio Manager of Quantitative Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third in December 2004, he spent 4 1/2 years as a quantitative analyst for the National City Investment Management Company where he was responsible for the management of the firm's passive assets and the development of quantitative equity models. Prior to that, he spent 1 1/2 years in National City's personal trust department. Mr. Wayton earned the Chartered Financial Analyst designation in 2005. Mr. Wayton earned a BSBA in finance from The Ohio State University.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of the policies and procedures is provided in the Statement of Additional Information. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.


SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING EQUITY INDEX FUND SHARES


The price of Fund shares is based on the Fund's net asset value ("NAV"), which is calculated by dividing the Fund's net assets by the number of its shares outstanding. The value of each portfolio instrument held by the Fund is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.

There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. The Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING MONEY MARKET FUND SHARES


The Funds' NAV is calculated by dividing the Funds' net assets by the number of its shares outstanding. The Funds attempt to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.


The Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund and the Fifth Third U.S. Treasury Money Market Fund calculate their NAV at 4 p.m. The Fifth Third Municipal Money Market Fund calculates its NAV at 12 noon. All times are Eastern Time. Each Fund's
NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.

ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds monitor for excessive short-term or other abusive trading practices, there can be no guarantee that the Funds will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity (the "Trading Monitor") in the Funds' shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of the Trading Monitor, the transaction would adversely affect a Fund or its shareholders. The Funds recognize that the Trading Monitor will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All purchase orders for the Funds must be received by the Funds' transfer agent on the following schedule (Eastern Time) in order to receive that day's NAV (and in the case of the Fifth Third Municipal Money Market Fund, the NAV calculated at 12 noon) and dividends: Fifth Third Institutional Government Money Market Fund, Fifth Third Institutional Money Market Fund and Fifth Third U.S. Treasury Money Market Fund-4 p.m.; Fifth Third Municipal Money Market Fund-12 noon. All purchase orders for the Equity Index Fund must be received by the Fund's transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV. Purchase orders received after those times will be processed on the following business day.


Trust shares may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.-Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Fund to place trades for themselves or their clients for a fee. In order to purchase Trust shares through one of those entities, you must have an account with that entity. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.


SHAREHOLDER CONTACT INFORMATION


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting the order to the Fund and it may have an earlier cut-off time and different trading and exchange policies. Consult that entity for specific information. Some policy differences may include:


     o    minimum initial and subsequent investment requirements


     o    exchange policies

     o    cutoff time for investments

     o    redemption fees

If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Trust shares of a Fund is $100,000 (this minimum may be waived for Trust Shares purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.-Institutional Investment Division and their affiliates). Subsequent investments must be in amounts of at least $50.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject third-party checks, starter checks, traveler's checks and credit card convenience checks. Money Orders are not accepted. All checks should be made payable to the Fifth Third Funds.


The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial and subsequent investment.

For details, contact the Funds toll-free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043, or by express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


AVOID WITHHOLDING TAX


Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------


You may sell your shares on days when the Funds are open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent.


Orders to sell shares of the Equity Index Fund must be received by 4:00 p.m. Eastern Time. If your order has been received prior to 4:00 p.m. and your shares have been sold, you will not receive the dividend, if any, declared that day.

Orders to sell shares of the Fifth Third Municipal Money Market Fund received by the Fifth Third Funds' transfer agent by 12:00 noon Eastern Time will be processed that day and will not be entitled to that day's dividend. Orders to sell shares of the Fifth Third Municipal Money Market Fund received by the Fifth Third Funds' transfer agent after 12:00 noon Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date.

Orders to sell shares of the Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund, and the Fifth Third U.S. Treasury Money Market Fund received by the Fifth Third Funds' transfer agent by 4 p.m. Eastern Time will be processed that day and will not be entitled to that day's dividend. Orders to sell shares of the Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund, and the Fifth Third U.S. Treasury Money Market Fund received by the Fifth Third Funds' transfer agent after 4 p.m. Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.-Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.


POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND

If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT - SHARES PURCHASED BY CHECK


When you have made your investment by check, you cannot redeem any portion of it until the transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.


UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

INSTRUCTIONS FOR EXCHANGING SHARES


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

SHAREHOLDER SERVICING FEE

Shareholder servicing fees compensate the Distributor and other dealers and investment representatives for services and expenses related to providing shareholder services. Trust shares pay a (non 12b-1) shareholder servicing fee of up to 0.25% of the average daily net assets of the Funds.

Your financial intermediary may not sell shares in all classes of the Funds or may sell classes that are more expensive to you as compensation or reimbursement for differing levels of servicing or expenses associated with your account. The Funds cannot be responsible for ensuring that your financial intermediary is placing you in the most appropriate class of shares as we are not privy to details of your account and are unable to make a determination as to which class is most suitable. You should discuss all compensation with your financial intermediary and be aware of how your account might be affected.

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------


All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.


Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.


Dividends, if any, for the Equity Index Fund are declared and paid quarterly. Dividends, if any, for the Institutional Money Market Fund, Institutional Government Money Market Fund, U.S. Treasury Money Market Fund, and Municipal Money Market Fund are declared daily and paid monthly.

Capital gains, if any, are distributed at least annually.


TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS


A sale, exchange or redemption of Fund shares may result in taxable gain or loss to the shareholder. However, because the money market funds seek to preserve the value of investments at $1.00 per share, it is unlikely that such a sale, exchange or redemption of shares in a money market fund will result in a taxable gain or loss.


TAXATION OF DISTRIBUTIONS


Each Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net realized capital gains, to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-for taxable years beginning before January 1, 2011. It is unlikely that the money market funds will distribute long-term capital gains.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. The money market funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid). See the SAI for further details.


ADDITIONAL TAX INFORMATION FOR MUNICIPAL MONEY MARKET FUND


If, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's assets consists of obligations, the interest on which is exempt from federal income tax, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from a shareholder's gross income for federal income tax purposes but may be subject to federal alternative minimum tax and state and local taxes. Exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of a shareholder's Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by the shareholder. Shareholders who receive Social Security or Railroad Retirement benefits, should consult their tax advisors to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent the Fund invests in those securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities.

Distributions, if any, derived from net capital gains will generally be taxable as long-term capital gains. The Municipal Money Market Fund may pay such capital gain distributions from time to time. Dividends, if any, derived from taxable interest income and any distributions of short-term capital gains will be taxable to shareholders as ordinary income.

The Municipal Money Market Fund may invest as much as 100% of its assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Fund generally will not be deductible for federal income tax purposes.


STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investment under state and local tax laws.

The Supreme Court has heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income of in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court and affirms this holding, each state likely will revisit the way in which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court held oral arguments on this case in November 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the possible tax consequences of this case on your investment in the Fund.

This is a brief summary of certain income tax consequences relating to an investment in the Funds. The Statement of Additional Information provides further detail regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

Investment in Exchange-Traded Funds. The Equity Index Fund may invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").*

iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions, unless otherwise permitted under the Investment Company Act of 1940 or the rules thereunder, restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. Upon meeting certain conditions, the Fund may invest its assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.

* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, is incorporated by reference in the SAI which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)

                                                             CHANGE IN NET ASSETS                     LESS DIVIDENDS AND
                                                          RESULTING FROM OPERATIONS                    DISTRIBUTIONS FROM
                                                         --------------------------                 -----------------------
                                                                       NET REALIZED
                                                                            AND
                                                                        UNREALIZED      CHANGE IN
                                             NET ASSET                GAINS/(LOSSES)   NET ASSETS
                                              VALUE,         NET           FROM         RESULTING       NET           NET
                                             BEGINNING   INVESTMENT     INVESTMENT        FROM      INVESTMENT     REALIZED
                                             OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME         GAINS
-----------------------------------------------------------------------------------------------------------------------------
Equity Index Fund Trust Shares
10/20/03 (d) to 7/31/04                       $19.86       0.20(3)          1.18           1.38         (0.23)        --
Year ended 7/31/05                            $21.01       0.37(3)          2.46           2.83         (0.39)        --
Year ended 7/31/06                            $23.45       0.36(3)          0.79           1.15         (0.37)        --
Year ended 7/31/07                            $24.23       0.43(3)          3.36           3.79         (0.42)        --
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     RATIOS/SUPPLEMENTAL DATA
                                                                   -----------------------------------------------------------------
                                                                               RATIOS OF    RATIOS OF
                                              NET        TOTAL        NET      EXPENSES     EXPENSES     RATIOS OF NET
                              TOTAL          ASSET      RETURN      ASSETS,       TO           TO         INVESTMENT
                            DIVIDENDS       VALUE,     (EXCLUDES    END OF      AVERAGE      AVERAGE        INCOME         PORTFOLIO
                               AND          END OF       SALES      PERIOD        NET          NET        TO AVERAGE       TURNOVER
                          DISTRIBUTIONS     PERIOD      CHARGE)     (000'S)   ASSETS (A)   ASSETS (B)     NET ASSETS       RATE (C)
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund
  Trust Shares
10/20/03 (d) to 7/31/04       (0.23)        $21.01       6.95%*    $ 80,759      0.86%**     0.44%**        1.22%**           14%
Year ended 7/31/05            (0.39)        $23.45      13.53%     $ 76,295      0.87%       0.44%          1.69%              4%
Year ended 7/31/06            (0.37)        $24.23       4.95%     $ 67,747      0.85%       0.44%          1.52%              6%
Year ended 7/31/07            (0.42)        $27.60      15.69%     $ 68,661      0.86%       0.44%          1.59%              4%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            NET REALIZED
                                                           NET ASSET                       AND UNREALIZED         LESS
                                                            VALUE,             NET             GAINS/         DISTRIBUTIONS
                                                          BEGINNING         INVESTMENT      (LOSSES) FROM          TO
                                                           OF PERIOD          INCOME         INVESTMENTS      SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund
  Trust Shares
10/20/03(d) to 7/31/04                                        $1.00           0.01                --^            (0.01)
Year ended 7/31/05                                            $1.00           0.02                --^            (0.02)
Year ended 7/31/06                                            $1.00           0.04                --             (0.04)
Year ended 7/31/07                                            $1.00           0.05(3)             --^            (0.05)
----------------------------------------------------------------------------------------------------------------------------
Institutional Government Money Market
  Fund Trust Shares
10/20/03(d) to 7/31/04                                        $1.00           0.01                --^            (0.01)
Year ended 7/31/05                                            $1.00           0.02                --^            (0.02)
Year ended 7/31/06                                            $1.00           0.04                --             (0.04)
Year ended 7/31/07                                            $1.00           0.05(3)             --^            (0.05)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund
  Trust Shares
10/20/03(d) to 7/31/04                                        $1.00             --^               --^               --^
Year ended 7/31/05                                            $1.00           0.02                --^            (0.02)
Year ended 7/31/06                                            $1.00           0.04                --^            (0.04)
Year ended 7/31/07                                            $1.00           0.05(3)@            --^            (0.05)
----------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund
  Trust Shares
10/20/03(d) to 7/31/04                                        $1.00             --^               --^               --^
Year ended 7/31/05                                            $1.00           0.01                --             (0.01)
Year ended 7/31/06                                            $1.00           0.03                --^            (0.03)
Year ended 7/31/07                                            $1.00           0.03(3)@            --^            (0.03)
----------------------------------------------------------------------------------------------------------------------------
                                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                      ------------------------------------------------------------
                                                                                       RATIOS OF      RATIOS OF        RATIOS OF
                                                                          NET          EXPENSES       EXPENSES            NET
                                          NET ASSET                      ASSETS,           TO             TO           INVESTMENT
                                           VALUE,                        END OF         AVERAGE        AVERAGE          INCOME
                                           END OF       TOTAL           PERIOD            NET            NET          TO AVERAGE
                                           PERIOD       RETURN          (000'S)        ASSETS (A)     ASSETS (B)       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund
  Trust Shares
10/20/03(d) to 7/31/04                     $1.00        0.57%*        $   17,591        0.90%**         0.47%**         0.75%**
Year ended 7/31/05                         $1.00        1.98%         $   25,047        0.90%           0.46%           2.01%
Year ended 7/31/06                         $1.00        4.04%         $  160,782        0.91%           0.46%           4.18%
Year ended 7/31/07                         $1.00        5.01%         $  230,909        0.89%           0.45%           4.90%
----------------------------------------------------------------------------------------------------------------------------------
Institutional Government Money Market
  Fund Trust Shares
10/20/03(d) to 7/31/04                     $1.00        0.51%*        $   70,270        0.92%**         0.47%**         0.66%**
Year ended 7/31/05                         $1.00        1.92%         $  120,743        0.91%           0.46%           1.96%
Year ended 7/31/06                         $1.00        3.97%         $   96,003        0.92%           0.46%           3.85%
Year ended 7/31/07                         $1.00        4.95%         $  128,682        0.91%           0.46%           4.83%
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund
  Trust Shares
10/20/03(d) to 7/31/04                     $1.00        0.46%*        $  165,402        0.90%**         0.47%**         0.58%**
Year ended 7/31/05                         $1.00        1.83%         $  118,018        0.90%           0.46%           1.78%
Year ended 7/31/06                         $1.00        3.87%         $  113,124        0.90%           0.46%           3.79%
Year ended 7/31/07                         $1.00        4.88%         $   74,548        0.90%           0.46%           4.77%
----------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund
  Trust Shares
10/20/03(d) to 7/31/04                     $1.00        0.34%*        $      244        1.06%**         0.63%**         0.44%**
Year ended 7/31/05                         $1.00        1.30%         $    8,625        1.04%           0.63%           1.70%
Year ended 7/31/06                         $1.00        2.62%         $   26,028        1.06%           0.49%           2.81%
Year ended 7/31/07                         $1.00        3.30%         $   31,721        1.04%           0.46%           3.26%
----------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(a)  Before waivers and reimbursements.
(b)  Net of waivers and reimbursements.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)  Reflects date of commencement of operations.
^    Amount is less than $0.005.
*    Not annualized.
**   Annualized.
(3)  Average shares method used in calculation.
@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as Increase from payment by the Advisor in the Statements of Operations. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $.005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.



                                  26-27 spread

ADDRESSES
------------------------------------------------------------------------------------------------------------------------------------

Fifth Third Funds                                                               Fifth Third Funds
Equity Index Fund                                                               38 Fountain Square Plaza
Institutional Money Market Mutual Funds                                         Cincinnati, Ohio 45263
Preferred Shares
------------------------------------------------------------------------------------------------------------------------------------


Investment Advisor, Administrator and Accountant                                Fifth Third Asset Management, Inc.
                                                                                38 Fountain Square Plaza
                                                                                Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------------------------------


Distributor                                                                     ALPS Distributors, Inc.
                                                                                1290 Broadway, Suite 1100
                                                                                Denver, Colorado 80203
------------------------------------------------------------------------------------------------------------------------------------


Custodian, Sub-Accountant and Sub-Administrator                                 State Street Bank and Trust Company
                                                                                State Street Financial Center
                                                                                One Lincoln Street
                                                                                Boston, Massachusetts 02111-2900
------------------------------------------------------------------------------------------------------------------------------------


Transfer Agent and Dividend Disbursing Agent                                    Boston Financial Data Services, Inc.
                                                                                30 Dan Road
                                                                                Canton, Massachusetts 02021
------------------------------------------------------------------------------------------------------------------------------------


Independent Registered Public Accounting Firm                                   PricewaterhouseCoopers LLP
                                                                                100 East Broad Street
                                                                                Suite 2100
                                                                                Columbus, Ohio 43215
------------------------------------------------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds'performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.


--------------------------------------------------------------------------------

YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706 OR WRITING:

                                FIFTH THIRD FUNDS
                            38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263
                        YOU CAN ALSO ACCESS THE DOCUMENTS

     FREE OF CHARGE, ON THE FUNDS' WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*


--------------------------------------------------------------------------------


           *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.



Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS

  [ ] MONEY MARKET MUTUAL FUNDS
      INSTITUTIONAL SHARES


      -----------------
      PROSPECTUS

      NOVEMBER 29, 2007


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FIFTH THIRD FUNDS

FIFTH THIRD FUNDS
MONEY MARKET MUTUAL FUNDS
INSTITUTIONAL SHARES



TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:


OBJECTIVES, STRATEGIES AND RISKS
Prime Money Market Fund ....................................  2
Michigan Municipal Money Market Fund .......................  3

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables .................................................  4
Expense Examples ...........................................  4

ADDITIONAL INFORMATION ABOUT THE
   FUNDS' INVESTMENTS
Name Policies ..............................................  5
Investment Practices .......................................  5
Investment Risks ........................................... 10

FUND MANAGEMENT
Investment Advisor ......................................... 12
Portfolio Holdings ......................................... 12

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ......................... 13
Abusive Trading Practices .................................. 13
Purchasing and Adding to Your Shares ....................... 14
Selling Your Shares ........................................ 15
Exchanging Your Shares ..................................... 16
Dividends and Capital Gains ................................ 17
Taxation ................................................... 17
Additional Information about the Funds ..................... 19

Financial Highlights ....................................... 19

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------


This section provides important information about each of the Fifth Third Money Market Mutual Funds (each, a "Fund" and, collectively, the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.


All Funds are managed by Fifth Third Asset Management, Inc. (the "Advisor").

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

There is no guarantee that any Fund will achieve its objective.

FIFTH THIRD PRIME MONEY MARKET FUND                                 MONEY MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income consistent with stability of principal.


PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict Securities and Exchange Commission ("SEC") guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.


The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's Advisor. These generally will be domestic or foreign corporate securities, including commercial paper that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by the securities mentioned above.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk and foreign investment risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

FOREIGN INVESTMENT RISK involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Bar Chart:
 1997                 5.21%
   98                 5.13%
   99                 4.79%
   00                 6.06%
   01                 3.84%
   02                 1.45%
   03                 0.74%
   04                 0.94%
   05                 2.78%
   06                 4.61%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               1.57%
  Worst quarter:                Q4 2003               0.15%

  Year to Date Return (1/1/07 to 9/30/07):            3.74%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                6/14/89           4.61%             2.09%            3.54%
------------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

FIFTH THIRD MICHIGAN MUNICIPAL MONEY MARKET FUND                    MONEY MARKET
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Current income that is exempt from federal income tax and Michigan personal income tax.

PRINCIPAL INVESTMENT STRATEGIES The Fund, under normal circumstances, invests at least 80% of its assets in Michigan municipal obligations, which consist of bonds, notes and commercial paper issued by the State of Michigan and its political subdivisions that are exempt from federal income taxes. The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The securities will have short-term debt ratings in the two highest rating categories of at least one Rating Agency or will be unrated securities of comparable quality.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include interest rate risk, net asset value risk, credit risk, Michigan State-Specific risk, and tax risk.


INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.


MICHIGAN STATE-SPECIFIC RISK. Due to the level of investment in municipal obligations issued by the State of Michigan and its local governments, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of money market funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When a Fund's assets are concentrated in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so concentrated.

TAX RISK involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue Code which allow interest distributed from such securities to be tax-exempt. Failure to comply with these requirements would create adverse tax consequences for shareholders.


VOLATILITY AND PERFORMANCE INFORMATION


The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.


The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
INSTITUTIONAL SHARES (1)
--------------------------------------------------------------------------------

Bar Chart:
 1997                 3.31%
   98                 3.06%
   99                 2.86%
   00                 3.73%
   01                 2.47%
   02                 1.12%
   03                 0.67%
   04                 0.78%
   05                 1.97%
   06                 3.01%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               0.98%
  Worst quarter:                Q4 2003               0.13%


  Year to Date Return (1/1/07 to 9/30/07):            2.44%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                6/3/91            3.01%             1.51%            2.29%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of Institutional Shares reflects the performance of the Institutional shares of the Kent Michigan Municipal Money Market Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Michigan Municipal Money Market Fund.

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2007.

SHAREHOLDER FEES                                                                          MONEY MARKET FUNDS
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                           FIFTH THIRD                        FIFTH THIRD
                                                                           PRIME MONEY                    MICHIGAN MUNICIPAL
                                                                             MARKET                          MONEY MARKET
                                                                              FUND                               FUND
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED
    ON PURCHASES                                                              None                               None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED
   ON REINVESTED DIVIDENDS                                                    None                               None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                   None                               None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                               0.40%                              0.40%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                                                     None                               None
------------------------------------------------------------------------------------------------------------------------------------


OTHER EXPENSES                                                                0.26%                              0.27%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSE(1)                                               --                                  --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                          0.66%                              0.67%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(2)                                    0.12%                              0.13%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                  0.54%                              0.54%
------------------------------------------------------------------------------------------------------------------------------------

1  Amount is less than 0.01%, and is included in Other expenses.

2 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.


EXPENSE EXAMPLES
--------------------------------------------------------------------------------


Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


MONEY MARKET FUNDS -
INSTITUTIONAL SHARES                                       1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------

FIFTH THIRD PRIME MONEY MARKET FUND                          $55              $198             $355              $810
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICHIGAN MUNICIPAL MONEY MARKET FUND             $55              $202             $361              $822
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICIES
--------------------------------------------------------------------------------


To comply with SEC rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each Fund's policy is described in its summary description under the heading "Principal Investment Strategies." A Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.


INVESTMENT PRACTICES
--------------------------------------------------------------------------------


Each Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that each Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

                                                           Delayed
                                                Asset-     Delivery/                Guaranteed                     Investment
                                                Backed      When-                   Investment     Illiquid         Company
                                              Securities   Issueds   Derivatives     Contracts     securities      Securities

FIFTH THIRD FUNDS
MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                            X           X          X               X             X               X
------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Money Market Fund               X           X          X                             X               X
------------------------------------------------------------------------------------------------------------------------------
                                           Investment                     Money       Mortgage-
                                             Grade          Loan          Market       Backed        Municipal     Restricted
                                             Bonds     Participations  Instruments   Securities      Securities    Securities

FIFTH THIRD FUNDS
MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                         X              X             X           X                X             X
------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Money Market Fund            X              X             X           X                X             X
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   U.S.         U.S.
                                                Reverse                Short-                   Government     Traded
                                              Repurchase   Securities   Term       Stripped       Agency       Foreign
                                              Agreements     Lending   Trading   Obligations    Securities    Securities

FIFTH THIRD FUNDS
MONEY MARKET FUNDS
--------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                            X            X         X            X             X            X
--------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Money Market Fund               X            X         X            X             X
--------------------------------------------------------------------------------------------------------------------------
                                                               Variable            Zero-
                                                 U.S.        and Floating         Coupon
                                                Treasury         Rate              Debt
                                               Obligations    Instruments        Obligations

FIFTH THIRD FUNDS
MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------
Prime Money Market Fund                            X                X                 X
------------------------------------------------------------------------------------------------
Michigan Municipal Money Market Fund               X                X                 X
------------------------------------------------------------------------------------------------

                                   6-7 SPREAD

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

         CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

         AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

         YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

                  CANADA BONDS: Issued by Canadian provinces.

                  SOVEREIGN BONDS: Issued by the government of a foreign country.

                  SUPRANATIONAL BONDS: Issued by supranational entities, such as the World Bank and European Investment Bank.

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

         BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

         CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

         COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

         REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

         TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

         COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

         STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

SECURITIES LENDING: The lending of up to 331 1/43% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.


TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.


U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, commercial paper, derivatives, guaranteed investment contracts, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, securities lending, time deposits, U.S. Government agency securities, variable and floating rate instruments, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.


FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.


INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, investment grade bonds, loan participations, mortgage-backed securities, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

      HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

      SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

The following investments and practices are subject to leverage risk: derivatives, repurchase agreements, reverse repurchase agreements, securities lending, and when-issued and delayed delivery transactions.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, certificates of deposit, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, illiquid securities, loan participations, restricted securities, securities lending, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. Derivatives are subject to management risk.


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, certificates of deposit, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, illiquid securities, investment company securities, investment grade bonds, money market instruments, mortgage-backed securities, municipal securities, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, stand-by commitments, time deposits, variable and floating rate instruments, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.


POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, and mortgage-backed securities.

REGULATORY RISK. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, and municipal securities.


TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences for shareholders. Municipal securities are subject to tax risk.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Fifth Third Asset Management, Inc. ("FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 50 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.


As of September 30, 2007, Fifth Third Asset Management, Inc. had approximately $22.4 billion of assets under management, including approximately $13.0 billion of assets in the Fifth Third Funds.


A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Board of Trustees approved such contracts.


The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005, the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2007 are as follows:

                                                                                                          AS A PERCENTAGE OF
                                                                                                       AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD PRIME MONEY MARKET FUND                                                                              0.40%
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MICHIGAN MUNICIPAL MONEY MARKET FUND                                                                 0.40%
------------------------------------------------------------------------------------------------------------------------------------


PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of the policies and procedures is provided in the Statement of Additional Information. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information".This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING FUND SHARES


The Funds' net asset value "NAV" is calculated by dividing the Funds' net assets by the number of its shares outstanding. The Funds attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

The Fifth Third Michigan Municipal Money Market Fund calculates its NAV at 12 noon. The Fifth Third Prime Money Market Fund calculates its NAV at 4 p.m. All times are Eastern Time. Each Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds monitor for excessive short-term or other abusive trading practices, there can be no guarantee that the Funds will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity (the "Trading Monitor") in the Funds' shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of the Trading Monitor, the transaction would adversely affect a Fund or its shareholders. The Funds recognize that the Trading Monitor will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All purchase orders for the Money Market Funds must be received by the Funds, its transfer agent, or servicing agent on the following schedule (Eastern Time) in order to receive that day's NAV: Fifth Third Michigan Municipal Money Market Fund--12 noon; Fifth Third Prime Money Market Fund--4 p.m.

Institutional shares only may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Funds to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with that entity. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time and different trading and exchange policies. Consult that entity for specific information. Some policy differences may include:


     o    minimum initial and subsequent investment requirements


     o    exchange policies

     o    cutoff time for investments

     o    redemption fees

If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Institutional shares of the Funds offered by this Prospectus is $1,000. An Institutional shareholder's minimum investment cannot be calculated by combining all accounts she/he maintains with Fifth Third Funds -- rather, the shareholder must meet the minimum amount for each fund in which she/he wishes to invest. Subsequent investments must be in amounts of at least $50.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. Money orders are not accepted. All checks should be made payable to the Fifth Third Funds.


The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial and subsequent investment.

For details, contact the Funds toll free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043, or by express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


AVOID WITHHOLDING TAX


Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------


You may sell your shares on days when the Funds are open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent.

Orders to sell shares received by the Funds' transfer agent according to the following schedule will be processed that day and will not be entitled to that day's dividend: Fifth Third Michigan Municipal Money Market Fund -- 12 noon Eastern Time; and Fifth Third Prime Money Market Fund -- 4 p.m. Eastern Time. Orders to sell shares of the Funds received by the Funds' transfer agent after these times will be processed on the following business day and will be entitled to dividends until the processing date.


In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.


The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:


     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.


POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND

If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT - SHARES PURCHASED BY CHECK


When you have made your investment by check, you cannot redeem any portion of it until the transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.


UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------


You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.


INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------


All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are distributed at least annually. No Fund expects to distribute capital gains.


TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS


A sale, exchange or redemption of Fund shares may result in taxable gain or loss to the shareholder. However, because the Funds, as money market funds, seek to preserve the value of investments at $1.00 per share, it is unlikely that such a sale, exchange, or redemption of shares in a money market fund will result in a taxable gain or loss.


TAXATION OF DISTRIBUTIONS


Each Fund expects to distribute substantially all of its net investment income (tax-exempt interest income, if any) and net realized capital gains, to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-for taxable years beginning before January 1, 2011. It is unlikely that the money market funds will distribute long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). See the SAI for further details.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL TAX INFORMATION FOR MICHIGAN MUNICIPAL MONEY MARKET FUND


If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is exempt from federal income tax, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from a shareholder's gross income for federal income tax purposes but may be subject to federal alternative minimum tax, state and local taxes. Exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of a shareholder's Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by the shareholder. Shareholders who receive Social Security or Railroad Retirement benefits, should consult their tax advisors to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent the Fund invests in these securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on the part of the Fund's distributions derived from those securities.

Distributions, if any, derived from net capital gain will generally be taxable as long-term capital gains. The Fifth Third Michigan Municipal Money Market Fund may pay such capital gain distributions from time to time. Dividends, if any, derived from taxable interest income and any distributions of short-term capital gains will be taxable to shareholders as ordinary income.

The Fifth Third Michigan Municipal Money Market Fund may invest as much as 100% of its assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Securities Funds generally will not be deductible for federal income tax purposes.


STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

Because the Fifth Third Michigan Municipal Money Market Fund intends to invest substantially all of its assets in tax-exempt obligations of the State of Michigan or its political subdivisions, shareholders who are subject to Michigan state income tax will generally not be subject to tax on dividends paid by these Funds to the extent that the dividends are attributable to interest income from these obligations. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

The Supreme Court has heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income of in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court and affirms this holding, each state likely will revisit the way in which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely held oral arguments on this case in November 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the possible tax consequences of this case on your investment in the Fund.


This is a brief summary of certain income tax consequences relating to an investment in the Funds. The Statement of Additional Information provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              CHANGE IN NET ASSETS
                                                                            RESULTING FROM OPERATIONS
                                                                          ------------------------------
                                                                                           NET REALIZED
                                                          NET ASSET                       AND UNREALIZED         LESS
                                                           VALUE,             NET             GAINS/         DISTRIBUTIONS
                                                         BEGINNING         INVESTMENT      (LOSSES) FROM          TO
                                                          OF PERIOD          INCOME         INVESTMENTS      SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                            $1.00              0.01            --^              (0.01)
Year ended 7/31/04                                            $1.00              0.01            --^              (0.01)
Year ended 7/31/05                                            $1.00              0.02            --^              (0.02)
Year ended 7/31/06                                            $1.00              0.04            --^              (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)@        --^              (0.05)
--------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND
  INSTITUTIONAL SHARES
Year ended 7/31/03                                            $1.00              0.01             --              (0.01)
Year ended 7/31/04                                            $1.00              0.01             --              (0.01)
Year ended 7/31/05                                            $1.00              0.01             --^             (0.01)
Year ended 7/31/06                                            $1.00              0.03             --^             (0.03)
Year ended 7/31/07                                            $1.00              0.03(3)          --              (0.03)
--------------------------------------------------------------------------------------------------------------------------
                                                                                            RATIOS/SUPPLEMENTAL DATA
                                                             ----------------------------------------------------------------------
                                                                                 RATIOS OF            RATIOS OF           RATIOS OF
                                                                  NET            EXPENSES            EXPENSES                NET
                                NET ASSET                       ASSETS,             TO                  TO               INVESTMENT
                                 VALUE,                         END OF            AVERAGE             AVERAGE              INCOME
                                 END OF          TOTAL          PERIOD              NET                 NET              TO AVERAGE
                                 PERIOD          RETURN        (000 'S)         ASSETS (A)          ASSETS (B)           NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
  INSTITUTIONAL SHARES
Year ended 7/31/03                 $1.00          1.02%      $1,565,589           0.65%                0.54%               1.02%
Year ended 7/31/04                 $1.00          0.65%      $1,064,622           0.66%                0.54%               0.64%
Year ended 7/31/05                 $1.00          1.91%      $  958,735           0.65%                0.54%               1.86%
Year ended 7/31/06                 $1.00          3.97%      $  563,551           0.66%                0.54%               3.81%
Year ended 7/31/07                 $1.00          4.94%      $  605,987           0.66%                0.54%               4.82%
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL
  MONEY MARKET FUND
  INSTITUTIONAL SHARES
Year ended 7/31/03                 $1.00          0.88%      $  247,805           0.67%                0.54%               0.88%
Year ended 7/31/04                 $1.00          0.59%      $  197,225           0.67%                0.54%               0.59%
Year ended 7/31/05                 $1.00          1.45%      $  164,404           0.67%                0.54%               1.42%
Year ended 7/31/06                 $1.00          2.65%      $  189,695           0.67%                0.54%               2.63%
Year ended 7/31/07                 $1.00          3.22%      $  195,970           0.67%                0.54%               3.17%
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)  Before waivers and reimbursements.
(b)  Net of waivers and reimbursements.
(3)  Average shares method used in calculation.
@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as Increase from payment by the Advisor in the Statements of Operations. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $.005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.
^    Amount is less than $0.005.



                                  20-21 spread

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

ADDRESSES
------------------------------------------------------------------------------------------------------------------------------------


Fifth Third Funds                                                               Fifth Third Funds
Money Market Mutual Funds                                                       38 Fountain Square Plaza
Institutional Shares                                                            Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------------------------------


Investment Advisor, Administrator and Accountant                                Fifth Third Asset Management, Inc.
                                                                                38 Fountain Square Plaza
                                                                                Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------------------------------


Distributor                                                                     ALPS Distributors, Inc.
                                                                                1290 Broadway, Suite 1100
                                                                                Denver, Colorado 80203
------------------------------------------------------------------------------------------------------------------------------------


Custodian, Sub-Accountant and Sub-Administrator                                 State Street Bank and Trust Company
                                                                                State Street Financial Center
                                                                                One Lincoln Street
                                                                                Boston, Massachusetts 02111-2900
------------------------------------------------------------------------------------------------------------------------------------


Transfer Agent and Dividend Disbursing Agent                                    Boston Financial Data Services, Inc.
                                                                                30 Dan Road
                                                                                Canton, Massachusetts 02021
------------------------------------------------------------------------------------------------------------------------------------


Independent Registered Public Accounting Firm                                   PricewaterhouseCoopers LLP
                                                                                100 East Broad Street
                                                                                Suite 2100
                                                                                Columbus, Ohio 43215
------------------------------------------------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds'performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------

YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706 OR WRITING:

                                FIFTH THIRD FUNDS
                            38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263
                       YOU CAN ALSO ACCESS THESE DOCUMENTS
                 FREE OF CHARGE, BY VISITING THE FUNDS' WEBSITE:

                   INTERNET: HTTP://WWW.FIFTHTHIRDFUNDS.COM*


--------------------------------------------------------------------------------


           *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.



Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS

  [ ] INSTITUTIONAL MONEY MARKET
      MUTUAL FUNDS
      INSTITUTIONAL SHARES

      -----------------
      PROSPECTUS

      November 29, 2007



The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



Fifth Third Funds

FIFTH THIRD FUNDS
INSTITUTIONAL MONEY MARKET MUTUAL FUNDS
INSTITUTIONAL SHARES


TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:



OBJECTIVES, STRATEGIES AND RISKS
Institutional Money Market Fund ............................  2
Institutional Government Money Market Fund .................  3
U.S. Treasury Money Market Fund ............................  4
Municipal Money Market Fund ................................  5

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables .................................................  6
Expense Examples ...........................................  6

ADDITIONAL INFORMATION ABOUT THE
   FUNDS' INVESTMENTS
Name Policies ..............................................  7
Investment Practices .......................................  7
Investment Risks ........................................... 12

FUND MANAGEMENT
Investment Advisor ......................................... 14
Portfolio Holdings ......................................... 14


SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ......................... 15
Abusive Trading Practices .................................. 15
Purchasing and Adding to Your Shares ....................... 16
Selling Your Shares ........................................ 17
Exchanging Your Shares ..................................... 18
Dividends and Capital Gains ................................ 19
Taxation ................................................... 19

FINANCIAL HIGHLIGHTS ....................................... 21

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about each of the Fifth Third Institutional Money Market Funds (each a "Fund" and collectively, the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

All Funds are managed by Fifth Third Asset Management, Inc. (the "Advisor").

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

There is no guarantee that any Fund will achieve its objective.

FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND                         MONEY MARKET
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Current income from short-term securities consistent with the stability of principal.


PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict Securities and Exchange Commission ("SEC") guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.


The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's Advisor. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's Advisor. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by the securities mentioned above.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk and foreign investment risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

FOREIGN INVESTMENT RISK involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

Bar Chart:
 2001                 4.08%
   02                 1.78%
   03                 1.06%
   04                 1.26%
   05                 3.11%
   06                 4.95%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q1 2001               1.38%
  Worst quarter:                Q4 2003               0.24%

  Year to Date Return (1/1/07 to 9/30/07):            3.94%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                4/11/00           4.95%             2.42%            3.11%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of Institutional Shares reflects the performance of the Institutional shares of the Lyon Street Institutional Money Market Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Institutional Money Market Fund.

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND              MONEY MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Government securities, repurchase agreements collateralized by these securities, and shares of money market investment companies that invest exclusively in these securities. U.S. Government securities are debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), the Overseas Private Investment Corporation (OPIC), and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Agricultural Mortgage Corporation (Farmer Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund include credit risk, interest rate risk and net asset value risk.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more credit risk than any direct obligation of the U.S. Treasury.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

Bar Chart:
 1998                 5.17%
   99                 4.81%
   00                 6.03%
   01                 3.86%
   02                 1.48%
   03                 0.84%
   04                 1.19%
   05                 3.05%
   06                 4.88%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               1.56%
  Worst quarter:                Q3 2003               0.18%

  Year to Date Return (1/1/07 to 9/30/07):            3.85%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                6/2/97            4.88%             2.28%            3.58%
------------------------------------------------------------------------------------------------------------------------------------

1 For the period prior to October 29, 2001, the quoted performance of Institutional Shares reflects the performance of the Institutional shares of the Kent Government Money Market Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Institutional Government Money Market Fund.

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

FIFTH THIRD U.S. TREASURY MONEY MARKET FUND                         MONEY MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Stability of principal and current income consistent with stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, repurchase agreements collateralized by U.S. Treasury securities, and shares of money market investment companies that invest exclusively in these securities.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk and net asset value risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Bar Chart:
 1997                 5.25%
   98                 5.12%
   99                 4.70%
   00                 5.98%
   01                 3.70%
   02                 1.40%
   03                 0.80%
   04                 1.11%
   05                 2.96%
   06                 4.80%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               1.57%
  Worst quarter:                Q3 2003               0.16%

  Year to Date Return (1/1/07 to 9/30/07):            3.80%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS       TEN YEARS
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares                                               12/12/88           4.80%             2.20%            3.56%
------------------------------------------------------------------------------------------------------------------------------------

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

FIFTH THIRD MUNICIPAL MONEY MARKET FUND                             MONEY MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Maximize current income, exempt from federal income tax, while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities, which generally are securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Under normal circumstances, at least 80% of its assets are invested in municipal securities. These include fixed and variable rate debt obligations issued by various states, their counties, towns and public authorities. These securities tend to be:

     o general obligation bonds the principal and interest of which are paid from general tax revenues received by the issuer;

     o revenue bonds, the principal and interest of which are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects, and they are not general obligations of the issuer;

     o industrial development bonds, the principal and interest of which are paid only from revenues received from privately-operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure to be used by a private entity. However, they are general obligations of the private entity, not the issuer.

The Fund may invest up to 100% of its assets in securities that may subject you to federal alternative minimum tax. The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by U.S. Treasury securities.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks include interest rate risk, net asset value risk, credit risk, and tax risk.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

TAX RISK involves the possibility that the issuer of municipal securities will fail to comply with certain requirements of the Internal Revenue code which allow interest distributed from such securities to be tax-exempt. Failure to comply with those requirements would created adverse tax consequences for shareholders.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

Bar Chart:
 1997                 2.75%
   98                 2.60%
   99                 2.86%
   00                 3.88%
   01                 2.49%
   02                 1.13%
   03                 0.76%
   04                 0.86%
   05                 2.10%
   06                 3.07%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 2000               1.02%
  Worst quarter:                Q3 2003               0.16%

  Year to Date Return (1/1/07 to 9/30/07):            2.72%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE      PAST YEAR       PAST 5 YEARS       TEN YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                9/7/83            3.32%             1.63%            2.27%
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund first offered Institutional shares on September 21, 1998. The quoted performance of Institutional Shares for the period prior to September 21, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes have different expenses.

To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2007.

SHAREHOLDER FEES                                                          INSTITUTIONAL MONEY MARKET FUNDS
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                       INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   FIFTH THIRD
                                                                  FIFTH THIRD     INSTITUTIONAL      FIFTH THIRD      FIFTH THIRD
                                                                 INSTITUTIONAL     GOVERNMENT       U.S. TREASURY      MUNICIPAL
                                                                 MONEY MARKET     MONEY MARKET      MONEY MARKET     MONEY MARKET
                                                                     FUND             FUND              FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                     None             None              None             None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS          None             None              None             None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                          None             None              None             None
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                      0.40%            0.40%             0.40%            0.50%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                                            None             None              None             None
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                       0.24%            0.26%             0.25%            0.29%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(1)                                     --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.64%            0.66%             0.65%            0.79%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(2)                           0.43%            0.45%             0.44%            0.58%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                         0.21%            0.21%             0.21%            0.21%
------------------------------------------------------------------------------------------------------------------------------------

1  Amount is less than 0.01%, and is included in Other expenses.

2 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2008. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by a Fund if it would result in the Fund exceeding the expense limitation described herein.


EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

MONEY MARKET FUNDS - INSTITUTIONAL SHARES                           1 YEAR           3 YEARS           5 YEARS         10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND                           $22             $163              $316             $759
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                $22             $167              $324             $780
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD U.S. TREASURY MONEY MARKET FUND                           $22             $165              $320             $771
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MUNICIPAL MONEY MARKET FUND                               $22             $195              $383             $926
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICIES
--------------------------------------------------------------------------------


To comply with SEC rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each Fund's policy is described in its summary description under the heading "Principal Investment Strategies." A Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.


INVESTMENT PRACTICES
--------------------------------------------------------------------------------


Each Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that each Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

                                                              Delayed
                                               Asset-        Delivery/                 Guaranteed                  Investment
                                               Backed          When-                   Investment    Illiquid       Company
                                              Securities     Issueds   Derivatives     Contracts     securities    Securities
FIFTH THIRD FUNDS
INSTITUTIONAL MONEY MARKET FUNDS
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND                    X            X           X             X             X               X
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND         X            X           X             X             X               X
-----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                                 X           X                                           X
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND                        X            X           X                           X               X
-----------------------------------------------------------------------------------------------------------------------------
                                                     Investment                     Money          Mortgage-
                                                       Grade          Loan          Market         Backed          Municipal
                                                       Bonds      Participations  Instruments     Securities      Securities
FIFTH THIRD FUNDS
INSTITUTIONAL MONEY MARKET FUNDS
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND                          X              X             X                X              X
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND               X              X             X                X              X
-----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                                                       X
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND                              X              X             X                X              X
-----------------------------------------------------------------------------------------------------------------------------
                                                        Restricted      Repurchase    Securities    Short-Term      Stripped
                                                        Securities      Agreements     Lending       Trading       Obligations
FIFTH THIRD FUNDS
INSTITUTIONAL MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND                             X               X            X              X               X
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                  X               X            X              X               X
------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                                                                         X               X
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND                                 X               X            X              X               X
------------------------------------------------------------------------------------------------------------------------------

                                                  U.S. Government     U.S. Traded                        Variable and   Zero-Coupon
                                                       Agency           Foreign       U.S. Treasury      Floating Rate      Debt
                                                     Securities       Securities       Obligations       Instruments    Obligations
FIFTH THIRD FUNDS
INSTITUTIONAL MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND                           X               X                X                   X           X
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                X               X                X                   X           X
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                           X                                X                               X
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND                               X                                X                   X           X
------------------------------------------------------------------------------------------------------------------------------------


                                   8-9 spread

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

         CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

         AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

         YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

                  CANADA BONDS: Issued by Canadian provinces.

                  SOVEREIGN BONDS: Issued by the government of a foreign country.

                  SUPRANATIONAL BONDS: Issued by supranational entities, such as the World Bank and European Investment Bank.

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

         BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

         CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

         COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

         REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

         TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

         COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

         STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

SECURITIES LENDING: The lending of up to 331 1/43% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, commercial paper, derivatives, guaranteed investment contracts, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, securities lending, time deposits, U.S. Government agency securities, variable and floating rate instruments, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, investment grade bonds, loan participations, mortgage-backed securities, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

      HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

      SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

The following investments and practices are subject to leverage risk: derivatives, repurchase agreements, reverse repurchase agreements, securities lending, and when-issued and delayed delivery transactions.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------
investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, illiquid securities, loan participations, restricted securities, securities lending, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. Derivatives are subject to management risk.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, certificates of deposit, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, illiquid securities, investment company securities, investment grade bonds, money market instruments, mortgage-backed securities, municipal securities, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, stand-by commitments, time deposits, variable and floating rate instruments, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, and mortgage-backed securities.

REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.


TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences for shareholders. Municipal securities are subject to tax risk.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.

FUND MANAGEMENT
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Fifth Third Asset Management, Inc. ("FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 50 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.


As of September 30, 2007, Fifth Third Asset Management, Inc. had approximately $22.4 billion of assets under management, including approximately $13.0 billion of assets in the Fifth Third Funds.


A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts will be included in the shareholder reports for the period during which the Board of Trustees approved such contracts.

The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005, the Securities and Exchange Commission (SEC) granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.

The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2007 are as follows:

                                                                                                          AS A PERCENTAGE OF
                                                                                                       AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND                                                                                  0.10%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                                                                       0.10%
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                                                                                  0.10%
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND                                                                                      0.10%
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of the policies and procedures is provided in the Statement of Additional Information. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING FUND SHARES


The Funds' net asset value ("NAV") is calculated by dividing the Funds' net assets by the number of its shares outstanding. The Funds attempt to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.


The Fifth Third Municipal Money Market Fund calculates its NAV at 12 noon. The Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund and the Fifth Third U.S. Treasury Money Market Fund calculate their NAV at 4 p.m. All times are Eastern Time. Each Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.

ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds monitor for excessive short-term or other abusive trading practices, there can be no guarantee that the Funds will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity (the "Trading Monitor") in the Funds' shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of the Trading Monitor, the transaction would adversely affect a Fund or its shareholders. The Funds recognize that the Trading Monitor will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All purchase orders for the Money Market Funds must be received by the Funds' transfer agent on the following schedule (Eastern
Time) in order to receive that day's NAV (and in the case of the Fifth Third Municipal Money Market Fund, the NAV calculated at 12 noon) and dividends: Fifth Third Municipal Money Market Fund--12 noon; Fifth Third Institutional Government Money Market Fund, Fifth Third Institutional Money Market Fund and Fifth Third U.S. Treasury Money Market Fund--4 p.m. Purchase orders received after those times will be processed on the following business day.

Institutional shares only may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Funds to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043 Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time and different trading and exchange policies. Consult that entity for specific information. Some policy differences may include:


     o    minimum initial and subsequent investment requirements


     o    exchange policies

     o    cutoff time for investments

     o    redemption fees

If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Institutional shares of the Institutional Money Market Fund, Institutional Government Money Market Fund, U.S. Treasury Money Market Fund and Municipal Money Market Fund is $5,000,000. An Institutional shareholder's minimum investment cannot be calculated by combining all accounts she/he maintains with Fifth Third Funds -- rather, the shareholder must meet the minimum amount for each fund in which she/he wishes to invest. Subsequent investments must be in amounts of at least $50.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. Money orders are not accepted. All checks should be made payable to the Fifth Third Funds.


The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum investment and do waive the minimum initial and subsequent investment amount for purchases made by the LifeModel FundsSM.

For details, contact the Trust toll free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043 Boston, MA 02266-8043, or by express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

AVOID WITHHOLDING TAX


Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Funds are open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent.

Orders to sell shares of the Fifth Third Municipal Money Market Fund received by the Fifth Third Funds' transfer agent by 12:00 noon Eastern Time will be processed that day and will not be entitled to that day's dividend. Orders to sell shares of the Fifth Third Municipal Money Market Fund received by the Fifth Third Funds' transfer agent after 12:00 noon Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date.

Orders to sell shares of the Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund, and the Fifth Third U.S. Treasury Money Market Fund received by the Fifth Third Funds' transfer agent by 4 p.m. Eastern Time will be processed that day and will not be entitled to that day's dividend. Orders to sell shares of the Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund, and the Fifth Third U.S. Treasury Money Market Fund received by the Fifth Third Funds' transfer agent after 4 p.m. Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043 Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.


You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.


POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND

If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT - SHARES PURCHASED BY CHECK


When you have made your investment by check, you cannot redeem any portion of it until the transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.


UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Institutional shares for Institutional shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


INSTRUCTIONS FOR EXCHANGING SHARES


For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043 Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For account holders at other financial institutions, contact your investment representative at your financial institution.

NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.


Dividends, if any, are declared daily and paid monthly.

Capital gains, if any, are distributed at least annually. No Fund expects to pay capital gains.


TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS


A sale, exchange, or redemption of Fund shares may result in taxable gain or loss to the shareholder. However, because the Funds, as money market funds, seek to preserve the value of investments at $1.00 per share, it is unlikely that such a sale, exchange or redemption of shares in a money market fund will result in a taxable gain or loss.


TAXATION OF DISTRIBUTIONS


Each Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net-realized capital gains to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets- for taxable years beginning before January 1, 2011. It is unlikely that the money market funds will distribute long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). See the SAI for further details.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL TAX INFORMATION FOR THE MUNICIPAL MONEY MARKET FUND


If, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from a shareholder's gross income for federal income tax purposes but may be subject to federal alternative minimum tax and state and local taxes. Exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of a shareholder's Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by the shareholder. Shareholders who receive Social Security or Railroad Retirement benefits, should consult their tax advisors to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent the Fund invests in these securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on the part of the Fund's distributions derived from those securities.


Distributions, if any, derived from net capital gains will generally be taxable as long-term capital gains. The Fund may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income and any distributions of short-term capital gains will be taxable to shareholders as ordinary income.


The Fund may invest as much as 100% of its assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.


STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.


The Supreme Court has heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income of in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court and affirms this holding, each state likely will revisit the way in which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court held oral arguments on this case in November 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the possible tax consequences of this case on your investment in the Fund.


This is a brief summary of certain income tax consequences relating to an investment in the Funds. The Statement of Additional Information provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              CHANGE IN NET ASSETS
                                                                            RESULTING FROM OPERATIONS
                                                                           -----------------------------
                                                                                           NET REALIZED
                                                          NET ASSET                       AND UNREALIZED         LESS
                                                           VALUE,             NET             GAINS/         DISTRIBUTIONS
                                                         BEGINNING         INVESTMENT      (LOSSES) FROM          TO
                                                          OF PERIOD          INCOME         INVESTMENTS      SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
  INSTITUTIONAL SHARES
Year ended 7/31/03                                            $1.00            0.01             --^                (0.01)
Year ended 7/31/04                                            $1.00            0.01             --^                (0.01)
Year ended 7/31/05                                            $1.00            0.02             --^                (0.02)
Year ended 7/31/06                                            $1.00            0.04             --                 (0.04)
Year ended 7/31/07                                            $1.00            0.05(3)          --^                (0.05)
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY
  MARKET FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                            $1.00            0.01             --^                (0.01)
Year ended 7/31/04                                            $1.00            0.01             --^                (0.01)
Year ended 7/31/05                                            $1.00            0.02             --^                (0.02)
Year ended 7/31/06                                            $1.00            0.04             --                 (0.04)
Year ended 7/31/07                                            $1.00            0.05(3)          --^                (0.05)
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
  FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                            $1.00            0.01             --^                (0.01)
Year ended 7/31/04                                            $1.00            0.01             --^                (0.01)
Year ended 7/31/05                                            $1.00            0.02             --^                (0.02)
Year ended 7/31/06                                            $1.00            0.04             --^                (0.04)
Year ended 7/31/07                                            $1.00            0.05(3)@         --^                (0.05)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND INSTITUTIONAL SHARES
Year ended 7/31/03                                            $1.00            0.01             --^                (0.01)
Year ended 7/31/04                                            $1.00            0.01             --^                (0.01)
Year ended 7/31/05                                            $1.00            0.02             --                 (0.02)
Year ended 7/31/06                                            $1.00            0.03             --^                (0.03)
Year ended 7/31/07                                            $1.00            0.04(3)@         --^                (0.04)
---------------------------------------------------------------------------------------------------------------------------
                                                                                              RATIOS/SUPPLEMENTAL DATA
                                                               ---------------------------------------------------------------------
                                                                                  RATIOS OF           RATIOS OF           RATIOS OF
                                                                  NET             EXPENSES            EXPENSES               NET
                                      NET ASSET                  ASSETS,             TO                  TO               INVESTMENT
                                       VALUE,                    END OF            AVERAGE             AVERAGE             INCOME
                                       END OF      TOTAL        PERIOD               NET                 NET              TO AVERAGE
                                       PERIOD      RETURN       (000'S)           ASSETS (A)          ASSETS (B)          NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
  INSTITUTIONAL SHARES
Year ended 7/31/03                      $1.00       1.35%      $  766,023           0.65%                0.22%              1.24%
Year ended 7/31/04                      $1.00       0.98%      $1,049,608           0.65%                0.22%              0.98%
Year ended 7/31/05                      $1.00       2.24%      $1,077,260           0.65%                0.21%              2.24%
Year ended 7/31/06                      $1.00       4.30%      $1,263,609           0.65%                0.21%              4.25%
Year ended 7/31/07                      $1.00       5.27%      $1,687,392           0.64%                0.21%              5.14%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY
  MARKET FUND INSTITUTIONAL SHARES
Year ended 7/31/03                      $1.00       1.07%      $  616,999           0.65%                0.40%              1.04%
Year ended 7/31/04                      $1.00       0.86%      $  223,852           0.66%                0.31%              0.79%
Year ended 7/31/05                      $1.00       2.17%      $  264,707           0.66%                0.21%              2.16%
Year ended 7/31/06                      $1.00       4.23%      $  304,332           0.66%                0.21%              4.24%
Year ended 7/31/07                      $1.00       5.21%      $  487,057           0.66%                0.21%              5.08%
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
  FUND INSTITUTIONAL SHARES
Year ended 7/31/03                      $1.00       1.02%      $1,644,905           0.65%                0.40%              0.98%
Year ended 7/31/04                      $1.00       0.80%      $  399,195           0.65%                0.30%              0.74%
Year ended 7/31/05                      $1.00       2.08%      $  295,584           0.65%                0.21%              2.01%
Year ended 7/31/06                      $1.00       4.13%      $  386,757           0.65%                0.21%              4.11%
Year ended 7/31/07                      $1.00       5.15%      $  420,260           0.65%                0.21%              5.02%
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND
  INSTITUTIONAL SHARES
Year ended 7/31/03                      $1.00       0.91%      $  199,439           0.78%                0.42%              0.92%
Year ended 7/31/04                      $1.00       0.68%      $  136,302           0.80%                0.38%              0.67%
Year ended 7/31/05                      $1.00       1.55%      $  187,829           0.80%                0.38%              1.55%
Year ended 7/31/06                      $1.00       2.88%      $  214,995           0.81%                0.25%              2.88%
Year ended 7/31/07                      $1.00       3.56%      $  230,703           0.79%                0.21%              3.49%
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(a)  Before waivers and reimbursements.
(b)  Net of waivers and reimbursements.
^    Amount less than $0.005.
(3)  Average shares method used in calculation.
 @ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as Increase from payment by the Advisor in the Statements of Operations. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $.005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.



                                  22-23 spread

ADDRESSES
------------------------------------------------------------------------------------------------------------------------------------


Fifth Third Funds                                                               Fifth Third Funds
Institutional Money Market Mutual Funds                                         38 Fountain Square Plaza
Institutional Shares                                                            Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------------------------------


Investment Advisor, Administrator and Accountant                                Fifth Third Asset Management, Inc.
                                                                                38 Fountain Square Plaza
                                                                                Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------------------------------


Distributor                                                                     ALPS Distributors, Inc.
                                                                                1290 Broadway, Suite 1100
                                                                                Denver, Colorado 80203
------------------------------------------------------------------------------------------------------------------------------------


Custodian, Sub-Administrator and Sub-Accountant                                 State Street Bank and Trust Company
                                                                                State Street Financial Center
                                                                                One Lincoln Street
                                                                                Boston, Massachusetts 02111-2900
------------------------------------------------------------------------------------------------------------------------------------


Transfer Agent and Dividend Disbursing Agent                                    Boston Financial Data Services, Inc.
                                                                                30 Dan Road
                                                                                Canton, Massachusetts 02021
------------------------------------------------------------------------------------------------------------------------------------


Independent Registered Public Accounting Firm                                   PricewaterhouseCoopers LLP
                                                                                100 East Broad Street
                                                                                Suite 2100
                                                                                Columbus, Ohio 43215
------------------------------------------------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds'performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------

YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706 OR WRITING TO:

                                FIFTH THIRD FUNDS
                            38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263
                       YOU CAN ALSO ACCESS THESE DOCUMENTS

     FREE OF CHARGE, ON THE FUNDS' WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*


--------------------------------------------------------------------------------

           *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.



Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS

 [ ]  BALANCED FUND*


      CLASS A SHARES
      CLASS B SHARES
      CLASS C SHARES


      -----------------
      PROSPECTUS
      NOVEMBER 29, 2007

      *CLOSED TO ALL NEW INVESTORS.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



FIFTH THIRD FUNDS

FIFTH THIRD FUNDS
BALANCED FUND
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES



TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

OBJECTIVE, STRATEGIES AND RISKS ............................  2

SHAREHOLDER FEES AND FUND EXPENSES

Fee Table ..................................................  4
Expense Examples ...........................................  5

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
Investment Practices .......................................  5
Investment Risks ...........................................  9

FUND MANAGEMENT
Investment Advisor ......................................... 12
Portfolio Managers ......................................... 13
Portfolio Holdings ......................................... 13

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ......................... 14
Abusive Trading Practices .................................. 14
Purchasing and Adding To Your Shares ....................... 15
Shareholder Contact Information ............................ 15
Selling Your Shares ........................................ 16
Exchanging Your Shares ..................................... 18
Distribution Arrangements/Sales Charges .................... 19
Dividends and Capital Gains ................................ 22
Taxation ................................................... 23


FINANCIAL HIGHLIGHTS ....................................... 24

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------


This section provides important information about the Fifth Third Balanced Fund (the "Fund"), a series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.


The Fund is managed by Fifth Third Asset Management, Inc. ("FTAM" or "Advisor").

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

There is no guarantee that the Fund will achieve its objective.

FIFTH THIRD BALANCED FUND                                                   CORE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund uses an asset allocation strategy, investing in three primary categories of securities: stocks, bonds and money market instruments. The Fund intends to invest between 50% to 75% of its net assets in common stocks, convertible preferred stocks and convertible corporate bonds; 25% to 40% of its net assets in U.S. Treasury bills, notes and bonds, securities of U.S. Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities; and 0% to 25% of its net assets in money market instruments. By analyzing financial trends and market conditions, the Fund may adjust its allocations from time to time based on the current, relative attractiveness of stocks versus bonds. However, the Fund takes a moderate- to long-term view of changing market conditions, and tends to avoid large, sudden shifts in the composition of its portfolio.

The equity portion of the Fund will be primarily invested in companies exhibiting strong records of earnings growth, and excellent prospects for above average revenue and earnings growth (such factors include rising earnings expectations, new management, new products, and restructuring) over the next one to three years. The Advisor also considers balance sheet strength and cash flow, as well as the company's debt ratio, and the quality of its management to be key components in evaluating potential investments. The Fund will be comprised of both growth and value-oriented stocks, typically of large and medium-sized companies. The Advisor anticipates that most economic sectors will be represented in this investment style and that the portfolio will typically contain between 40-60 stocks.

The fixed income portion of the Fund tends to be invested in investment grade bonds with maturities ranging from overnight to thirty years in length. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

The Advisor may consider selling one of the Fund's holdings when a significant deterioration in a company's strategic position or growth prospects is detected, an individual security comprises too large of a position in the portfolio, a company's valuations are no longer attractive or the Fund has realized its intended profit, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

MANAGEMENT RISK - ASSET ALLOCATION STRATEGY. The Fund is exposed to risks associated with following an asset allocation strategy, such as the risk that the Fund will not correctly anticipate the relative performance of the different asset classes in which it may invest.

EQUITY SECURITIES RISK. To the extent the Fund invests in stocks and convertible securities, it assumes the risks of equity investing, including sudden and unpredictable drops in value and periods of lackluster performance.

LARGE AND MEDIUM-SIZED COMPANY RISK. There are inherent risks to investing in equity securities of large and medium-sized companies. For instance, changes in the competitive environment can create business challenges that may increase the volatility of a specific equity. A company's size, usually defined by market capitalization, can also create various risks for the Fund. Larger, more established companies tend to operate in mature markets, which often are very competitive with less robust growth prospects. Stocks of mid-sized companies tend to be more volatile and more sensitive to market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

FIXED INCOME SECURITIES RISK. Through its investment in bonds, the Fund assumes the risks of bond investing, including INTEREST RATE RISK, which is the tendency of prices to fall as interest rates rise. That risk is greater for bonds with longer maturities.

CREDIT RISK is the risk that a bond issuer will default on principal or interest payments. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the price of the underlying security, which generally is common stock.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

FIFTH THIRD BALANCED FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
--------------------------------------------------------------------------------

Bar Chart:
 1997                24.08%
   98                17.87%
   99                15.30%
   00                 2.09%
   01                -8.74%
   02               -16.60%
   03                14.39%
   04                 4.62%
   05                 1.61%
   06                 5.19%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              17.81%
  Worst quarter:                Q3 2001             -14.43%

  Year to Date Return (1/1/06 to 9/30/07):            1.26%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                 INCEPTION DATE     PAST YEAR        PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                             1/1/83
   Return Before Taxes                                                                  -0.05%             0.27%         4.76%
   Return After Taxes on Distributions(1)                                               -0.75%            -0.25%         3.41%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                       -0.04%            -0.08%         3.50%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2)(WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)                                 1/1/83
   Return Before Taxes                                                                  -0.55%             0.17%         4.42%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE
   CONTINGENT DEFERRED SALES CHARGE)                                 1/1/83
   Return Before Taxes                                                                   4.45%             0.56%         4.60%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   15.79%             6.19%         8.42%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                   4.33%             5.06%         6.24%
------------------------------------------------------------------------------------------------------------------------------------

1 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
2 The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

3 The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 25, 1996.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
** The Lehman Brothers Aggregate Bond Index(R) is an unmanaged total return index measuring both capital price changes and income provided by the underlying universe of securities and is generally representative of the performance of the bond market as a whole.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLE
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE
FUND.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. The Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2007.

SHAREHOLDER FEES (fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------------------
                                                                                          A        B       C
---------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                      5.00%(1),(2)   None       None
---------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS                             None         None       None
---------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                             None         5.00%(3)   1.00%(4)
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                         0.80%        0.80%      0.80%
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12B-1) FEES                                                       0.25%        1.00%      0.75%
---------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(5)                                                       --           --         --
---------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                          0.54%        0.54%      0.79%
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)                                                 1.59%        2.34%      2.34%
---------------------------------------------------------------------------------------------------------------------------

1  Lower sales charges are available depending upon the amount invested.
2 For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Calculation of Sales Charges."
3 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.
4 The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.
5  Amount is less than 0.01%, and is include in other expenses.
6 The Fund's Advisor and Administrator has voluntarily agreed to waive and/or reimburse expenses to limit the total fund operating expenses for the Balanced Fund to 1.21% for Class A shares, 1.96% for Class B shares and 1.96% for Class C shares. These waivers and reimbursements may be discontinued at any time.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the table below to compare fees and expenses of the Fund with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


------------------------------------------------------------------------------------------------------------------------------------
                                                           1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARES                                           $654              $977              $1323             $2296
------------------------------------------------------------------------------------------------------------------------------------
   CLASS B SHARES
   Assuming Redemption                                      $737              $1030             $1450             $2488
   Assuming no Redemption                                   $237              $730              $1250             $2488
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARES
   Assuming Redemption                                      $337              $730              $1250             $2676
   Assuming no Redemption                                   $237              $730              $1250             $2676
------------------------------------------------------------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT PRACTICES
--------------------------------------------------------------------------------

The Fund may invest in a variety of securities and employ a number of investment techniques. Following is a list of permissible securities and investment techniques that the Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following this list is a discussion of the risks associated with these securities and techniques. You may also consult the Fund's Statement of Additional Information for additional details regarding these permissible investments.

   o  Asset-Backed Securities                                       o  Non U.S-Traded Foreign Securities

   o  Common Stock                                                  o  Preferred Stocks

   o  Convertible Securities                                        o  Real Estate Investment Trusts (REITs)

   o  Delayed Delivery/When-Issueds Securities                      o  Restricted Securities

   o  Derivatives                                                   o  Reverse Repurchase Agreements


   o  Guaranteed Investment Contracts                               o  Securities Lending


   o  High Yield/High-Risk Debt Securities                          o  Short-Term Trading

   o  Illiquid Securities                                           o  Small and Micro-Cap Equities

   o  Investment Company Securities                                 o  Stripped Obligations

   o  Investment Grade Bonds                                        o  U.S. Government Agency Securities

   o  Loan Participations                                           o  U.S.-Traded Foreign Securities

   o  Money Market Instruments                                      o  U.S. Treasury Obligations

   o  Mortgage-Backed Securities                                    o  Variable and Floating Rate Instruments

   o  Mortgage Dollar Rolls                                         o  Warrants

   o  Municipal Securities                                          o  Zero-Coupon Debt Obligations

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans.

COMMON STOCK: Shares of ownership of a company.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, the Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

         CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price.

         CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

         FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

         STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices.

         STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

         SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.


FOREIGN SECURITIES--NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.


FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

         AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

         YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments. Examples include Canada Bonds (issued by Canadian provinces), Sovereign Bonds (issued by the government of a foreign country), and Supranational Bonds (issued by supranational entities, such as the World Bank and European Investment Bank).

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.


HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.


INVESTMENT COMPANY SECURITIES: Investment companies may include money market funds and other registered investment companies for which the Advisor or any of its affiliates serves as investment advisor, administrator or distributor.

         BEAR FUNDS: A fund intended to increase/decrease in value inversely to the stock or equity index to which it relates.

         CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis.

         EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index.

         LEVERAGED FUNDS: Funds that utilize leverage in an attempt to maximize gains.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

         BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

         CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

         COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

         REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

         TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.


MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.


         COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes. MORTGAGE DOLLAR ROLLS:
Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

         STAND-BY COMMITMENTS: Contract by which a dealer agrees to purchase, at a fund's option, a specified municipal obligation at its amortized cost value to a fund, plus accrued interest.

PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.

REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.

SECURITIES LENDING: The lending of up to 331 1/43% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover rates and transaction expenses.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or less than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates that are reset daily, weekly, quarterly or according to some other period and that may be payable to the Fund on demand.

WARRANTS: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others. Equity securities are subject mainly to market risk.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk/debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.


FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: American depository receipts (ADRs), foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk/debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

         HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.


         SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk/debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, ETFs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk/debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.

SMALLER COMPANY RISK. The risk associated with investment in companies with smaller market capitalizations. These investments may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. Small and micro cap equities are subject to smaller company risk.


TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower Fund performance due to increased brokerage costs.


Investment in Exchange-Traded Funds. The Fund may invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").* iShares(R) is a registered investment company unaffiliated with the Fund that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


         Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict the Fund's investment in the shares of another investment company unaffiliated with the Fund to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets, unless otherwise permitted under the Investment Company Act of 1940 or the rules thereunder. Upon meeting certain conditions, the Fund may invest its assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.


* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

FUND MANAGEMENT
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Fifth Third Asset Management, Inc., (the "Advisor" or "FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.


Subject to the supervision of the Fund's Board of Trustees, the Advisor manages the Fund's assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Fund.


As of September 30, 2007, Fifth Third Asset Management, Inc. had approximately $22.4 billion of assets under management, including approximately $13.0 billion of assets in the Fund.


A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is included in the shareholder report for the period during which the Board of Trustees approved such contract.

The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Fund. On September 28, 2005, the Securities and Exchange Commission (SEC) granted exemptive relief to the Fifth Third Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time prior approval of the Fifth Third Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Funds without shareholder approval. The Advisor has received the one-time approval from the Fifth Third Funds' Board of Trustees and shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


For the fiscal year ended July 31, 2007, the Fund paid the Advisor 0.60% of the Fund's average net assets (after fee waivers) as a management fee.

FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

FIFTH THIRD ASSET MANAGEMENT, INC.


Amy Denn has been a portfolio manager of the FIFTH THIRD BALANCED FUND (equity portion) since January 2006 and of the FIFTH THIRD QUALITY GROWTH FUND since November 2006. Ms. Denn joined Fifth Third Asset Management in March 2003 as Portfolio Manager of Core Strategies. Prior to joining FTAM, she spent thirteen years with Minneapolis-based Investment Advisers, Inc., and then over three years as a portfolio manager with Paladin Investment Associates. Ms. Denn graduated from Minnesota State University, Mankato in 1987 with a BS degree in Business Administration, majoring in Accounting and Finance. Ms. Denn has 10 years of investment experience.

Jon Fisher has been a portfolio manager of the FIFTH THIRD BALANCED FUND (equity portion) since January 2006 and of the FIFTH THIRD QUALITY GROWTH FUND since November 2006. Mr. Fisher is a Portfolio Manager of Core Strategies. Prior to joining FTAM in 2000, he worked for seven years at PNC as a Portfolio Manager and Equity Analyst and subsequently worked for two years at Dain Bosworth as an Equity Analyst. In January 2000, Mr. Fisher joined FTAM as a healthcare analyst supporting their growth products. In 2002, he was promoted to Director of Research and in 2003 was named co-Portfolio Manager of the Small Cap Growth Strategy. In January 2005, Mr. Fisher became Portfolio Manager of FTAM's Active Core and Active Growth products. Mr. Fisher has taught courses in Economics and Basic Investments for the Cincinnati Chapter of the American Institute of Bankers, has served as President for the Cincinnati Society of Financial Analysts, and has over 17 years of investment experience. Mr. Fisher graduated from the University of Iowa with a BS degree in Business Administration, majoring in Finance and earned his MBA from the University of Chicago. He earned the Chartered Financial Analyst designation in 1996.

John L. Cassady III has been the portfolio manager of the FIFTH THIRD BALANCED FUND (fixed income portion) since August 2002 and of the FIFTH THIRD TOTAL RETURN BOND FUND since October 2001. Mr. Cassady is a Senior Portfolio Manager - Taxable Fixed Income for Fifth Third Asset Management, Inc. Prior to joining Fifth Third Asset Management, Inc.'s predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over 19 years of investment experience, including thirteen years of fixed income portfolio management experience. He earned his BS in Industrial Management from the Georgia Institute of Technology.


The Fund's Statement of Additional Information provides further information about the portfolio managers, including their compensation, other accounts they manage, and securities ownership information.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The Fund has established policies and procedures with respect to the disclosure of the Fund's portfolio holdings. A description of the policies and procedures is provided in the Fund's Statement of Additional Information. The Fund will publicly disclose its portfolio holdings, as reported on a monthly basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next week's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING FUND SHARES


The price of Fund shares is based on the Fund's net asset value ("NAV"), which is calculated by dividing the Fund's net assets by the number of its shares outstanding. The value of each portfolio instrument held by the Fund is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.

There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. The Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES


Shares of the Fund are sold through financial intermediaries who have entered into sales agreements with the Fund's Distributor. The Fund has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Fund's behalf will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Fund permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.


The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Fund discourages excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Fund may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund monitors for excessive short-term or other abusive trading practices, there can be no guarantee that the Fund will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts


The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Fund is exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Fund seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Fund's portfolio securities. Second, the Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity (the "Trading

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Monitor") in the Fund's shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of the Trading Monitor, the transaction would adversely affect the Fund or its shareholders. The Fund recognizes that the Trading Monitor will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------


You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All orders for the Fund must be received by the Fund's transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV.

You may purchase Class A and Class C shares through broker-dealers and financial institutions which have a sales agreement with the distributor of Fund shares ("Dealers"). In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details.

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For accounts held at other financial institutions, contact your investment representative at your financial institution.


The entity through which you are purchasing your shares is responsible for transmitting orders to the Fund and it may have an earlier cut-off time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include:


o    minimum intial or subsequent investment requirements


o    exchange policies

o    cutoff time for investments

o    redemption fees

If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.


SHAREHOLDER CONTACT INFORMATION
--------------------------------------------------------------------------------


INVESTMENT AMOUNTS


The minimum initial investment in Class A shares or Class C shares is $1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. The Fund reserves the right to waive the minimum initial investment. The maximum investment for total purchases of Class C shares is $999,999. These limitations on purchases of Class C shares do not apply to retirement plans or omnibus accounts. These investment limitations are for your benefit. They are cumulative and therefore multiple transactions that in total exceed these limitations must be disclosed to your investment representative to allow an accurate calculation. It is your responsibility to disclose all your transactions and holdings in the Fund to your investment representative.


All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Fund reserves the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds. Money orders are not accepted. The Fund may reject a purchase order for any reason.


For details, contact the Trust toll-free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


SYSTEMATIC INVESTMENT PROGRAM
--------------------------------------------------------------------------------


You may make systematic monthly investments in Class A or C shares from your bank account. There is no minimum initial amount required. You may elect to make systematic investments on the 1st or the 15th of each month, or both. If the 1st or the 15th of the month is not a day on which the Fund is open for business, the purchase will be made on the following day the Fund is open for business.


AVOID WITHHOLDING TAX


The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------


You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent.

Orders to sell shares must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day.

If your sell order has been received by the Fund prior to the time designated by the Fund for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.


The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.


For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For accounts held at other financial institutions, contact your investment representative at your financial institution.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REDEMPTIONS IN WRITING REQUIRED
--------------------------------------------------------------------------------

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee. You must request redemption in writing and obtain a signature guarantee if:


     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.


You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The Fund's transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.


SYSTEMATIC WITHDRAWAL PLAN


You may make automatic withdrawals on a monthly, quarterly or annual basis on the first day of that period that the Fund is open for business. The minimum required balance is $10,000 and the minimum withdrawal amount is $100.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits the Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists, as determined by the SEC.

REDEMPTION IN KIND

If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of the Fund's net asset value if that amount is less than $250,000), the Fund reserves the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT--SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the Fund's transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or that remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV. Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.


INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For accounts held at other financial institutions, contact your investment representative at your financial institution.


NOTES ON EXCHANGES


You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.


In order to prevent excessive short-term or other abusive trading practices, the Fund may reject exchanges or change or terminate rights to exchange shares at any time.


When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.


Shares of the new Fund must be held in the same account name, with the same registration and tax identification numbers, as the shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Fund may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS/SALES CHARGES FOR THE FUND
--------------------------------------------------------------------------------

Class A shares, Class B shares* and Class C shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Your financial representative can help you decide which share class is best for you. When purchasing shares, you must specify which class of shares you wish to purchase.

                                            CLASS A                     CLASS B*                      CLASS C
-----------------------------------------------------------------------------------------------------------------------------
CHARGE (LOAD)                   Front-end sales charge       No front-end sales charge.    No front-end sales charge.
                                (not applicable to money     A contingent deferred         A contingent deferred
                                market funds); reduced       sales charge (CDSC) will      sales charge (CDSC) will
                                sales charges available.     be imposed on shares          be imposed on shares
                                redeemed within 12           redeemed within 6
                                months after purchase.       years after purchase.
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE            Subject to annual            Subject to annual             Subject to annual
   (12B-1) FEE                  distribution and             distribution and              distribution and
                                shareholder servicing        shareholder servicing         shareholder servicing fees
                                fees of up to 0.25%          fees of up to 1.00% of        of up to 0.75% of the
                                of the Fund's assets.        the Fund's assets.            Fund's assets. (Also
                                                                                           subject to a non-12b-1
                                                                                           fee for shareholder
                                                                                           servicing of up to 0.25%
                                                                                           of the Fund's assets.)
-----------------------------------------------------------------------------------------------------------------------------
FUND EXPENSES                   Lower annual expenses        Higher annual expenses        Higher annual expenses
                                than Class C                 than Class A shares.          than Class A shares.
                                and Advisor shares.
-----------------------------------------------------------------------------------------------------------------------------
CONVERSION                      None                         Converts to Class A           None
                                                             shares after 8 years.
-----------------------------------------------------------------------------------------------------------------------------
MAXIMUM PURCHASE AMOUNT         None                         $99,999                       $999,999
-----------------------------------------------------------------------------------------------------------------------------

* Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of other Fifth Third Funds.


CALCULATION OF SALES CHARGES

CLASS A SHARES

Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you send to the Fund will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates are as follows:

                                                                    SALES CHARGE AS A % OF    CHARGE AS A %
                                                                       OFFERING PRICE OF     YOUR INVESTMENT   DEALER REALLOWANCE
------------------------------------------------------------------------------------------------------------------------------------
LESS THAN $50,000                                                            5.00%                5.26%                4.50%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 BUT LESS THAN $100,000                                               4.50%                4.71%                4.00%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 BUT LESS THAN $250,000                                              3.50%                3.63%                3.00%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 BUT LESS THAN $500,000                                              2.50%                2.56%                2.10%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 BUT LESS THAN $1,000,000                                            2.00%                2.04%                1.70%
------------------------------------------------------------------------------------------------------------------------------------
$1,000,000 OR MORE(1)                                                        0.00%                0.00%                  --(2)
------------------------------------------------------------------------------------------------------------------------------------

(1) If you purchase $1,000,000 or more of Class A shares and do not pay a sales charge, and you sell any of these shares before the eighteen month anniversary of purchase, you will pay a 1% CDSC on the portion redeemed at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time). The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.


(2) With respect to dealer reallowance amounts applicable to purchases of $1,000,000 or more, such amounts differ for certain funds as detailed in the statement of additional information under the section entitled, "Payments to Dealers." Please refer to the statement of additional information for the specific details.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. Therefore, all the money you send to the Fund is used to purchase Fund shares. If you sell your Class C shares before the first anniversary of purchase, however, you may pay a 1% contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).


SALES CHARGE REDUCTIONS - CLASS A SHARES

The Fund offers reduced sales charges on Class A shares under certain circumstances, as defined below. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the greater of the current market value or amount purchased of any shares of any Class A or Class C shares of any Fifth Third Fund excluding Class A and Class C shares of Fifth Third Money Market Funds held in your account or accounts listed under "Combination Privilege" below.


--------------------------------------------------------------------------------
AS AN INVESTOR, IT IS YOUR RESPONSIBILITY TO DISCLOSE TO YOUR INVESTMENT REPRESENTATIVE ALL OF YOUR MUTUAL FUND HOLDINGS TO ENSURE THAT YOU RECEIVE ALL SALES CHARGE REDUCTIONS TO WHICH YOU ARE ENTITLED.
--------------------------------------------------------------------------------


   o LETTER OF INTENT. You inform the Fund in writing that you intend to purchase at least $50,000 of Class A shares (excluding money market fund shares) over a 13-month period to qualify for a reduced sales charge. You must include at least 5.00% of the total amount you intend to purchase with your Letter of Intent. Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. A Letter of Intent may be backdated up to 90 days to include previous purchases for determining your sales charge. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.


   O RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, any additional investment will qualify for the reduced sales charge. To determine whether the sale charge reduction applies, the value of the shares you already own will be calculated by using the greater of the current value or the original investment amount. To be eligible for the right of accumulation, shares of the Funds must be held in the following types of accounts: (i) individual or joint accounts;
      (ii) retirement accounts (IRA's, 401(k)'s, etc.); or (iii) other accounts owned by the same shareholder (determined by tax ID) or other shareholders eligible under the Combination Privilege defined below.

   o COMBINATION PRIVILEGE. Combine accounts of multiple funds (excluding Class A and Advisor shares of the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

In order to obtain a sales charge reduction you must provide the Distributor or your investment representative, at the time of purchase, with information regarding shares held in other accounts which may be eligible for aggregation. It may be necessary to provide information or records regarding shares of the Funds held in: (i) all accounts with the Funds or your investment representative; (ii) accounts with other investment representatives; and (iii) accounts in the name of immediate family household members (spouse and children under 21).


Information regarding the Fund's sales charge reduction program can also be obtained free of charge on the Fifth Third Fund's web-site:
www.fifththirdfunds.com.


SALES CHARGE WAIVERS
CLASS A SHARES

The following transactions qualify for waivers of sales charges that apply to Class A shares:

     o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Advisor or its affiliates or invested in any Fifth Third Fund.


     o Shares purchased for trust or other advisory accounts established with the Advisor or its affiliates.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


     o Shares purchased by current and retired directors, trustees, employees, and immediate family household members (spouse and children under 21) of the Advisor and its affiliates, and any organization that provides services to the Funds; current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Advisor or the Administrator belongs.

     o Shares purchased in connection with 401(k) plans, 403(b) plans and other employer-sponsored Qualified Retirement Plans, "wrap" type programs, non-transactional fee fund programs, and programs offered by fee-based financial planners and other types of financial institutions (including omnibus service providers).

     o    Shares purchased by former Kent Fund Investment Class shareholders.


CLASS B SHARES

The CDSC will be waived under certain circumstances, including the following:

     o Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 701 1/42.

     o Redemptions from accounts following the death or disability of the shareholder.

     o Investors who purchased through a participant directed defined benefit plan.

     o    Returns of excess contributions to certain retirement plans.

     o Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

     o Shares issued in a plan of reorganization sponsored by Fifth Third Bank, or shares redeemed involuntarily in a similar situation.

     o Shares issued for sweep accounts when a sales commission was not paid at the time of purchase. In this case, the maximum purchase amount is waived also.

CLASS C SHARES


The CDSC will be waived for shares purchased as part of an agreement whereby an organization agrees to waive their customary sales commission.


ADDITIONAL INFORMATION ABOUT SALES CHARGES

Current information regarding the Fund's sales charges and breakpoint discounts is available by hyperlink on the Fifth Third Fund's Web site at www.fifththirdfunds.com.


REINSTATEMENT PRIVILEGE

If you have sold Class A shares or Advisor shares and decide to reinvest in the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

DISTRIBUTION/SERVICE (12B-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services. In particular, for Class C shares, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

The 12b-1 fees vary by share class as follows:

     o Class A shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Fund, which the Distributor may use for shareholder servicing and distribution.


     o Class B shares pay a 12b-1 fee at an annual rate of up to 1.00% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


     o Class C shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the Fund, which the Distributor may use for distribution. The higher 12b-1 fee on Class C shares, together with the CDSC help to defray the Distributor's costs of advancing brokerage commissions to investment representatives, allowing for these shares to be sold without an "upfront" sales charge.


Please note that Class C shares pay a non-12b-1 shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund.


While Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time Class C shareholders could end up paying more for these shares than if such shareholders would have purchased Class A shares and paid a front-end sales charge. Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

--------------------------------------------------------------------------------
YOUR FINANCIAL INTERMEDIARY MAY NOT SELL SHARES IN ALL CLASSES OF THE FUND OR MAY SELL CLASSES THAT ARE MORE EXPENSIVE TO YOU AS COMPENSATION OR REIMBURSEMENT FOR DIFFERING LEVELS OF SERVICING OR EXPENSES ASSOCIATED WITH YOUR ACCOUNT. THE FUND CANNOT BE RESPONSIBLE FOR ENSURING THAT YOUR FINANCIAL INTERMEDIARY IS PLACING YOU IN THE MOST APPROPRIATE CLASS OF SHARES AS WE ARE NOT PRIVY TO DETAILS OF YOUR ACCOUNT AND ARE UNABLE TO MAKE A DETERMINATION AS TO WHICH CLASS IS MOST SUITABLE. YOU SHOULD DISCUSS ALL COMPENSATION WITH YOUR FINANCIAL INTERMEDIARY AND BE AWARE OF HOW YOUR ACCOUNT MIGHT BE AFFECTED.
--------------------------------------------------------------------------------

DEALER COMPENSATION AND INCENTIVES

The Distributor pays Dealers selling Class A shares a one-time concession at the time of sale ("Concession") equal to the "Dealer Reallowance" set forth in the sales load schedule under "Calculation of Sales Charges - Class A Shares." Additionally, Dealers receive monthly ongoing compensation of up to 0.25% and 0.50% per year, respectively, of the net asset value of the Class A shares owned by their customers as compensation for servicing such shareholders' accounts. The Distributor may pay Dealers a finders fee on purchases of Class A shares exceeding $1,000,000, as described in the Fund's SAI.


The Distributor pays Dealers selling Class C shares a Concession equal to 1% of the purchase amount. Additionally, during the first 18 months following each sale, Dealers receive monthly ongoing compensation of up to 0.25% per year of the net asset value of such Class C shares for servicing such shareholders' accounts. Thereafter, dealers receive quarterly ongoing compensation of 1.00% per year of such Class C shares (0.25% per year for servicing the shareholder accounts, and 0.75% per year as additional reallowance or concession).


With respect to Class A, Class B and Class C shares, no Concession is paid on shares issued in connection with reinvestments of dividends and capital gains distributions.


In addition, the Advisor or its affiliates, in their sole discretion and out of their own assets, may pay additional amounts to Dealers in connection with the marketing and sale of Fund shares.


The Advisor is not permitted to consider sales of shares of the Fund (or other Fifth Third Funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------


All dividends and capital gains distributions will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class B shares or Class C shares, because Class A shares have lower operating expenses than Class B shares or Class C shares.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.


Dividends, if any, are declared and paid quarterly by the Fund.


Capital gains, if any, are distributed at least annually.


As discussed in detail in the Fund's SAI, if the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to shareholders to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.


TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

TAXATION OF DISTRIBUTIONS


The Fund expects to distribute substantially all of its investment income (including tax-exempt interest income, if any) and net realized capital gains, if any, to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets- for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid). See the SAI for further details.


FOREIGN INVESTMENTS

If the Fund invests in foreign securities, please note that investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source which may decrease the yield of such investments. The United States has entered into tax treaties with many foreign countries that entitle the Fund to reduce tax rates or exemption on this income. The effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is unknown.


In general, shareholders in the Fund investing in foreign securities will not be entitled to claim a credit or deduction for foreign taxes on their U.S. federal income tax returns. Shareholders should consult their tax advisors for more information with respect to their individual circumstances.


In addition, foreign investment may prompt the Fund to distribute ordinary income more frequently or in greater amounts than purely domestic funds, which could increase a shareholder's tax liability.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.


This is a brief summary of certain tax consequences relating to an investment in the Fund. The Fund's Statement of Additional Information provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

ADDITIONAL COMPENSATION TO SERVICING AGENTS
--------------------------------------------------------------------------------

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Fund for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing-related services, or access advantages to the Fund, including, for example, presenting the Fund on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties that are of a type that would typically be provided or incurred directly by the Fund's transfer agent. The Fund also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of non-distribution services or incurring these types of costs.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or the period of the Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund for the fiscal years ended July 31, 2003 through July 31, 2007 has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CHANGE IN NET ASSETS                            LESS DIVIDENDS AND
                                                         RESULTING FROM OPERATIONS                         DISTRIBUTIONS FROM
                                                         -----------------------------                  -----------------------
                                                                         NET REALIZED
                                                                              AND
                                                                          UNREALIZED      CHANGE IN
                                             NET ASSET                  GAINS/(LOSSES)   NET ASSETS
                                              VALUE,          NET            FROM         RESULTING         NET           NET
                                             BEGINNING    INVESTMENT      INVESTMENT        FROM        INVESTMENT     REALIZED
                                             OF PERIOD   INCOME/(LOSS)   TRANSACTIONS    OPERATIONS       INCOME         GAINS
---------------------------------------------------------------------------------------------------------------------------------
BALANCED CLASS A SHARES
Year ended 7/31/03                            $10.86         0.13            0.48           0.61           (0.15)         --
Year ended 7/31/04                            $11.32         0.10            0.63           0.73           (0.12)         --
Year ended 7/31/05                            $11.93         0.21            0.79           1.00           (0.22)         --
Year ended 7/31/06                            $12.71         0.22           (0.43)         (0.21)          (0.22)         --
Year ended 7/31/07                            $12.28         0.37(3)@        1.08           1.45           (0.32)         --
---------------------------------------------------------------------------------------------------------------------------------
BALANCED CLASS B SHARES
Year ended 7/31/03                            $10.75         0.04            0.48           0.52           (0.08)         --
Year ended 7/31/04                            $11.19         0.01            0.63           0.64           (0.03)         --
Year ended 7/31/05                            $11.80         0.11            0.79           0.90           (0.13)         --
Year ended 7/31/06                            $12.57         0.12           (0.44)         (0.32)          (0.12)         --
Year ended 7/31/07                            $12.13         0.27(3)@        1.07           1.34           (0.22)         --
---------------------------------------------------------------------------------------------------------------------------------
BALANCED CLASS C SHARES
Year ended 7/31/03                            $10.73         0.04            0.48           0.52           (0.08)         --
Year ended 7/31/04                            $11.17         0.01            0.63           0.64           (0.03)         --
Year ended 7/31/05                            $11.78         0.11            0.79           0.90           (0.13)         --
Year ended 7/31/06                            $12.55         0.12           (0.44)         (0.32)          (0.12)         --
Year ended 7/31/07                            $12.11         0.27(3)@        1.07           1.34           (0.22)         --
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      RATIOS/SUPPLEMENTAL DATA
                                                                    ----------------------------------------------------------------
                                                                                 RATIOS OF                   RATIOS OF
                                            NET          TOTAL         NET        EXPENSES    RATIOS OF NET   EXPENSES
                               TOTAL       ASSET        RETURN        ASSETS,         TO        INVESTMENT        TO
                             DIVIDENDS     VALUE,      (EXCLUDES     END OF        AVERAGE    INCOME/(LOSS)    AVERAGE     PORTFOLIO
                                AND        END OF        SALES       PERIOD          NET       TO AVERAGE        NET       TURNOVER
                           DISTRIBUTIONS   PERIOD       CHARGE)      (000'S)     ASSETS (A)    NET ASSETS     ASSETS (B)    RATE (C)
------------------------------------------------------------------------------------------------------------------------------------
BALANCED CLASS A SHARES
Year ended 7/31/03            (0.15)       $11.32        5.57%      $ 73,287       1.37%          1.35%          1.14%        133%
Year ended 7/31/04            (0.12)       $11.93        6.52%      $ 74,231       1.38%          1.38%          0.79%        166%
Year ended 7/31/05            (0.22)       $12.71        8.41%      $ 59,274       1.44%          1.27%          1.63%        146%
Year ended 7/31/06            (0.22)       $12.28       (1.71%)     $ 37,286       1.47%          1.22%          1.61%        191%
Year ended 7/31/07            (0.32)       $13.41       12.02%@     $ 26,863       1.59%          1.21%          2.56%         59%
------------------------------------------------------------------------------------------------------------------------------------
BALANCED CLASS B SHARES
Year ended 7/31/03            (0.08)       $11.19        4.87%      $ 13,972       2.12%          2.10%          0.39%        133%
Year ended 7/31/04            (0.03)       $11.80        5.72%      $ 13,117       2.13%          2.13%          0.05%        166%
Year ended 7/31/05            (0.13)       $12.57        7.61%      $ 10,957       2.19%          2.02%          0.86%        146%
Year ended 7/31/06            (0.12)       $12.13       (2.57%)     $  7,536       2.22%          1.97%          0.86%        191%
Year ended 7/31/07            (0.22)       $13.25       11.23%@     $  5,923       2.33%          1.96%          1.80%         59%
------------------------------------------------------------------------------------------------------------------------------------
BALANCED CLASS C SHARES
Year ended 7/31/03            (0.08)       $11.17        4.90%      $  5,747       2.12%          2.10%          0.38%        133%
Year ended 7/31/04            (0.03)       $11.78        5.71%      $  4,731       2.13%          2.13%          0.05%        166%
Year ended 7/31/05            (0.13)       $12.55        7.62%      $  4,046       2.19%          2.02%          0.85%        146%
Year ended 7/31/06            (0.12)       $12.11       (2.56%)     $  1,669       2.21%          1.97%          0.86%        191%
Year ended 7/31/07            (0.22)       $13.23       11.26%@     $  1,201       2.33%          1.96%          1.82%         59%
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)  Before waivers and reimbursements.
(b)  Net of waivers and reimbursements.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)  Average shares method used in calculation.
@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as Increase from payment by the advisor in the Statements of Operations. See additional information below regarding per share impacts and total return for the year ended July 31, 2007 had this payment not occurred.

                                                                                            AMOUNT PER
                                                                                        SHARE FOR PAYMENT
               TOTAL RETURN EXCLUDING PAYMENT BY THE ADVISOR (EXCLUDES SALES CHARGE)     BY THE ADVISOR &
               ---------------------------------------------------------------------    -----------------
                          CLASS A      CLASS B      CLASS C                                ALL CLASSES
     Balanced              11.69%       10.90%       10.84%                                 $0.04


& Per share impact of the payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net investment income/(loss) in these financial highlights includes the payment by the Advisor.

                        See notes to financial statements

                                  26-27 spread

ADDRESSES
------------------------------------------------------------------------------------------------------------------------------------

Fifth Third Funds                                                                       Fifth Third Funds
Balanced Fund                                                                           38 Fountain Square Plaza
Class A Shares                                                                          Cincinnati, Ohio 45263
Class B Shares
Class C Shares
------------------------------------------------------------------------------------------------------------------------------------


Investment Advisor, Administrator and Accountant                                        Fifth Third Asset Management, Inc.
                                                                                        38 Fountain Square Plaza
                                                                                        Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------------------------------


Distributor                                                                             ALPS Distributors, Inc.
                                                                                        1290 Broadway, Suite 1100
                                                                                        Denver, Colorado 80203
------------------------------------------------------------------------------------------------------------------------------------


Custodian, Sub-Accountant and Sub-Administrator                                         State Street Bank and Trust Company
                                                                                        State Street Financial Center
                                                                                        One Lincoln Street
                                                                                        Boston, MA 02111-2900
------------------------------------------------------------------------------------------------------------------------------------



Transfer and Dividend Disbursing Agent                                                  Boston Financial Data Services, Inc.
                                                                                        30 Dan Road
                                                                                        Canton, Massachusetts 02021
------------------------------------------------------------------------------------------------------------------------------------


Independent Registered Public Accounting Firm                                           PricewaterhouseCoopers LLP
                                                                                        100 East Broad Street
                                                                                        Suite 2100
                                                                                        Columbus, Ohio 43215
------------------------------------------------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. The Fund's annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Fund's performance during each Fund's last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUND BY CONTACTING A BROKER OR OTHER FINANCIAL INSTITUTION THAT SELLS THE FUND. IN ADDITION, YOU MAY CONTACT THE FUND AT:

                                FIFTH THIRD FUNDS
                            38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263
                            TELEPHONE: 1-800-282-5706

                    INTERNET: HTTP://WWW.FIFTHTHIRDFUNDS.COM*
--------------------------------------------------------------------------------


               *The Fund's website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.





Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS

 [ ]  BALANCED FUND*
      INSTITUTIONAL SHARES
      -----------------
      PROSPECTUS
      NOVEMBER 29, 2007

      *CLOSED TO ALL NEW INVESTORS.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



FIFTH THIRD FUNDS

FIFTH THIRD FUNDS
BALANCED FUND
INSTITUTIONAL SHARES


TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:


OBJECTIVE, STRATEGIES AND RISKS ...........................   2

SHAREHOLDER FEES AND FUND EXPENSES

Fee Table .................................................   4
Expense Examples ..........................................   4

ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENTS
Investment Practices ......................................   5
Investment Risks ..........................................   8

FUND MANAGEMENT
Investment Advisor ........................................  11
Portfolio Managers ........................................  12
Portfolio Holdings ........................................  12

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ........................  13
Abusive Trading Practices .................................  13
Purchasing and Adding To Your Shares ......................  14
Selling Your Shares .......................................  15
Exchanging Your Shares ....................................  16
Dividends and Capital Gains ...............................  17
Taxation ..................................................  17


FINANCIAL HIGHLIGHTS ......................................  19

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------


This section provides important information about the Fifth Third Balanced Fund (the "Fund"), a series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.


The Fund is managed by Fifth Third Asset Management, Inc. ("FTAM" or "Advisor").

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

There is no guarantee that the Fund will achieve its objective.

FIFTH THIRD BALANCED FUND                                                   CORE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund uses an asset allocation strategy, investing in three primary categories of securities: stocks, bonds and money market instruments. The Fund intends to invest between 50% to 75% of its net assets in common stocks, convertible preferred stocks and convertible corporate bonds; 25% to 40% of its net assets in U.S. Treasury bills, notes and bonds, securities of U.S. Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities; and 0% to 25% of its net assets in money market instruments. By analyzing financial trends and market conditions, the Fund may adjust its allocations from time to time based on the current, relative attractiveness of stocks versus bonds. However, the Fund takes a moderate- to long-term view of changing market conditions, and tends to avoid large, sudden shifts in the composition of its portfolio.

The equity portion of the Fund will be primarily invested in companies exhibiting strong records of earnings growth, and excellent prospects for above average revenue and earnings growth (such factors include rising earnings expectations, new management, new products, restructuring) over the next one to three years. The Advisor also considers balance sheet strength and cash flow, as well as the company's debt ratio, and the quality of its management to be key components in evaluating potential investments. The Fund will be comprised of both growth and value-oriented stocks, typically of large and medium-sized companies. The Advisor anticipates that most economic sectors will be represented in this investment style and that the portfolio will typically contain between 40-60 stocks.

The fixed income portion of the Fund tends to be invested in investment grade bonds with maturities ranging from overnight to thirty years in length. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

The Advisor may consider selling one of the Fund's holdings when a significant deterioration in a company's strategic position or growth prospects is detected, an individual security comprises too large of a position in the portfolio, a company's valuations are no longer attractive or the Fund has realized its intended profit, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

MANAGEMENT RISK-ASSET ALLOCATION STRATEGY The Fund is exposed to risks associated with following an asset allocation strategy, such as the risk that the Fund will not correctly anticipate the relative performance of the different asset classes in which it may invest.

EQUITY SECURITIES RISK. To the extent the Fund invests in stocks and convertible securities, it assumes the risks of equity investing, including sudden and unpredictable drops in value and periods of lackluster performance.

LARGE AND MEDIUM-SIZED COMPANY RISK. There are inherent risks to investing in equity securities of large and medium-sized companies. For instance, changes in the competitive environment can create business challenges that may increase the volatility of a specific equity. A company's size, usually defined by market capitalization, can also create various risks for the Fund. Larger, more established companies tend to operate in mature markets, which often are very competitive with less robust growth prospects. Stocks of mid-sized companies tend to be more volatile and more sensitive to market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

FIXED INCOME SECURITIES RISK. Through its investment in bonds, the Fund assumes the risks of bond investing, including INTEREST RISK, which is the tendency of prices to fall as interest rates rise. That risk is greater for bonds with longer maturities.

CREDIT RISK is the risk that a bond issuer will default on principal or interest payments. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the price of the underlying security, which generally is common stock.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

FIFTH THIRD BALANCED FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.


Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

Bar Chart:
 1997                24.08%
   98                17.93%
   99                15.64%
   00                 2.29%
   01                -8.44%
   02               -16.35%
   03                14.68%
   04                 4.88%
   05                 1.86%
   06                 5.53%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                 Q4 1998              17.83%
  Worst quarter:                Q3 2001             -14.30%

  Year to Date Return (1/1/06 to 9/30/07):           10.78%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION DATE       PAST YEAR       PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                              1/1/83
Return Before Taxes                                                                   5.53%             1.58%             5.53%
   Return After Taxes on Distributions(2)                                             4.70%             0.98%             4.10%
   Return After Taxes on Distributions
       and Sale of Fund Shares(2)                                                     3.58%             0.98%             4.13%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               15.79%             6.19%             8.42%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                4.33%             5.06%             6.24%
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund first offered Institutional shares on August 11, 1998. The quoted performance of Institutional shares for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expense structure.

2 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.


** The Lehman Brothers Aggregate Bond Index(R) is an unmanaged total return index measuring both capital price changes and income provided by the underlying universe of securities and is generally representative of the performance of the bond market as a whole.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLE
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE
FUND.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. The Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ending July 31, 2007.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 INSTITUTIONAL
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                                                     None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                                                                              None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                                                          None
------------------------------------------------------------------------------------------------------------------------------------
   ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------


MANAGEMENT FEES                                                                                                      0.80%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                                                                                            None
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(1)                                                                                     --
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                                                       0.54%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                                                              1.34%
------------------------------------------------------------------------------------------------------------------------------------

1   Amount is less than 0.01%, and is included in Other expenses.

2 The Fund's Advisor and Administrator has voluntarily agreed to waive fees and/or reimburse expenses to limit the total fund operating expenses for the Balanced Fund to 0.96% for Institutional shares. These waivers and reimbursements may be discontinued at any time.


EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Because these examples are hypothetical and for comparison only, your actual costs may be different.

                                                           1 YEAR            3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                        $136              $424             $734             $1,612
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


INVESTMENT PRACTICES
--------------------------------------------------------------------------------


The Fund may invest in a variety of securities and employ a number of investment techniques. Following is a list of permissible securities and investment techniques that the Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following this list is a discussion of the risks associated with these securities and techniques. You may also consult the Fund's Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

   o  Asset-Backed Securities                                       o  Non U.S-Traded Foreign Securities

   o  Common Stock                                                  o  Preferred Stocks

   o  Convertible Securities                                        o  Real Estate Investment Trusts (REITs)

   o  Delayed Delivery/When-Issued Securities                       o  Restricted Securities

   o  Derivatives                                                   o  Reverse Repurchase Agreements


   o  Guaranteed Investment Contracts                               o  Securities Lending


   o  High Yield/High-Risk Debt Securities                          o  Short-Term Trading

   o  Illiquid Securities                                           o  Small and Micro-Cap Equities

   o  Investment Company Securities                                 o  Stripped Obligations

   o  Investment Grade Bonds                                        o  U.S. Government Agency Securities

   o  Loan Participations                                           o  U.S.-Traded Foreign Securities

   o  Money Market Instruments                                      o  U.S. Treasury Obligations

   o  Mortgage-Backed Securities                                    o  Variable and Floating Rate Instruments

   o  Mortgage Dollar Rolls                                         o  Warrants

   o  Municipal Securities                                          o  Zero-Coupon Debt Obligations

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COMMON STOCK: Shares of ownership of a company.

COLLATERALIZED LOAN OBLIGATIONS: A TYPE OF ASSET-BACKED SECURITY THAT IS AN OBLIGATION OF A TRUST TYPICALLY COLLATERALIZED BY POOLS OF LOANS.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, the Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

         CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price.

         CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

         FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

         STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices.

         STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest in directly.

         SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.


FOREIGN SECURITIES--NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.


FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

         AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

         YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments. Examples include Canada Bonds (issued by Canadian provinces), Sovereign Bonds (issued by the government of a foreign country), and Supranational Bonds (issued by supranational entities, such as the World Bank and European Investment Bank).

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.


HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


INVESTMENT COMPANY SECURITIES: Investment companies may include money market funds of Fifth Third Funds and other registered investment companies for which the Advisor or any of its affiliates serves as investment advisor, administrator or distributor.


         BEAR FUNDS: A fund intended to increase/decrease in value inversely to the stock or equity index to which it relates.

         CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis.

         EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index.

         LEVERAGED FUNDS: Funds that utilize leverage in an attempt to maximize gains.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

         BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

         CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

         COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

         REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

         TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

         COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.


MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

         STAND-BY COMMITMENTS: Contract by which a dealer agrees to purchase, at a fund's option, a specified municipal obligation at its amortized cost value to a fund plus accrued interest.

PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.

REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.

SECURITIES LENDING: The lending of up to 331 1/43% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover rates and transaction expenses.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or less than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES:Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to the Fund on demand.

WARRANTS: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

INVESTMENT RISKS
--------------------------------------------------------------------------------


Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others. Equity securities and subject mainly to market risk.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk/debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.


INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk/debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

         HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

         SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk/debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, ETFs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk/debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.


POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

SMALLER COMPANY RISK. The risk associated with investment in companies with smaller market capitalizations. These investments may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. Small and Micro Cap Equities are subject to smaller company risk.


TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions to shareholders taxable to shareholders as ordinary income and lower Fund performance due to increased brokerage costs.


Investment in Exchange-Traded Funds. The Fund may invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").* iShares(R) is a registered investment company unaffiliated with the Fund that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict the Fund's investment in the shares of another investment company unaffiliated with the Fund to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets, unless otherwise permitted under the Investment Company Act of 1940 or the rules thereunder. Upon meeting certain conditions the Fund may invest its respective assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.

* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.


FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


Fifth Third Asset Management, Inc., (the "Advisor" or "FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.


Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Fund's assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Fund.


As of September 30, 2007, Fifth Third Asset Management, Inc. had approximately $22.4 billion of assets under management, including approximately $13.0 billion of assets in the Fund.

FUND MANAGEMENT
--------------------------------------------------------------------------------

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is included in the shareholder report for the period during which the Board of Trustees approved such contract.

The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Fund. On September 28, 2005, the Securities and Exchange Commission (SEC) granted exemptive relief to the Fifth Third Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time approval of the Fifth Third Funds' Board of Trustees and shareholders to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Funds without shareholder approval. The Advisor has received the one-time approval from the Fifth Third Funds' Board of Trustees and shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


For the fiscal year ended July 31, 2007, the Fund paid the Advisor 0.60% of the Fund's average net assets (after fee waivers) as a management fee.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

FIFTH THIRD ASSET MANAGEMENT INC.


Amy Denn has been a portfolio manager of the FIFTH THIRD BALANCED FUND (equity portion) since January 2006 and of the FIFTH THIRD QUALITY GROWTH FUND since November 2006. Ms. Denn joined Fifth Third Asset Management in March 2003 as Portfolio Manager of Core Strategies. Prior to joining FTAM, she spent thirteen years with Minneapolis-based Investment Advisers, Inc., and then over three years as a portfolio manager with Paladin Investment Associates. Ms. Denn graduated from Minnesota State University, Mankato in 1987 with a BS degree in Business Administration, majoring in Accounting and Finance. Ms. Denn has 10 years of investment experience.

Jon Fisher has been a portfolio manager of the FIFTH THIRD BALANCED FUND (equity portion) since January 2006 and the FIFTH THIRD QUALITY GROWTH FUND since November 2006. Mr. Fisher is a Portfolio Manager of Core Strategies. Prior to joining FTAM in 2000, he worked for seven years at PNC as a Portfolio Manager and Equity Analyst and subsequently worked for two years at Dain Bosworth as an Equity Analyst. In January 2000, Mr. Fisher joined FTAM as a healthcare analyst supporting their growth products. In 2002, he was promoted to Director of Research and in 2003 was named co-Portfolio Manager of the Small Cap Growth Strategy. In January 2005, Mr. Fisher became Portfolio Manager of FTAM's Active Core and Active Growth products. Mr. Fisher has taught courses in Economics and Basic Investments for the Cincinnati Chapter of the American Institute of Bankers, has served as President for the Cincinnati Society of Financial Analysts, and has over 17 years of investment experience. Mr. Fisher graduated from the University of Iowa with a BS degree in Business Administration, majoring in Finance and earned his MBA from the University of Chicago. He earned the Chartered Financial Analyst designation in 1996.

John L. Cassady III has been the portfolio manager of the FIFTH THIRD BALANCED FUND (fixed income portion) since August 2002 and of the FIFTH THIRD TOTAL RETURN BOND FUND since October 2001. Mr. Cassady is a Senior Portfolio Manager - Taxable Fixed Income for Fifth Third Asset Management, Inc. Prior to joining Fifth Third Asset Management, Inc.'s predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over 19 years of investment experience, including thirteen years of fixed income portfolio management experience. He earned his BS in Industrial Management from the Georgia Institute of Technology.

The Fund's SAI provides further information about the portfolio managers, including their compensation, other accounts they manage, and securities ownership information.


PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The Fund has established policies and procedures with respect to the disclosure of the Fund's portfolio holdings. A description of the policies and procedures is provided in the Fund's Statement of Additional Information. The Fund will publicly disclose its portfolio holdings, as reported on a monthly basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next week's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------


PRICING FUND SHARES


The price of Fund shares is based on the Fund's net asset value ("NAV") NAV, which is calculated by dividing the Fund's net assets by the number of its shares outstanding. The value of each portfolio instrument held by the Fund is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.

There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. The Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES


Shares of the Fund are sold through financial intermediaries who have entered into sales agreements the Fund's Distributor. The Fund has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Fund's behalf will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Fund permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.


The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Fund discourages excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Fund may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund monitors for excessive short-term or other abusive trading practices, there can be no guarantee that the Fund will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Fund is exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Fund seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Fund's portfolio securities. Second, the Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity (the "Trading Monitor") in the Fund's shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of the Trading Monitor, the transaction would adversely affect the Fund or its shareholders. The Fund recognizes that the Trading Monitor will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All purchase orders must be received by the Fund or its transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV.


Institutional shares may only be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Fund to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION


For accounts held at the Fund, please call 1-800-282-5706, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For accounts held at other financial institutions, contact your investment representative at your financial institution.


The entity through which you are purchasing your shares is responsible for transmitting the order to the Fund and it may have an earlier cut-off time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include:


     o    minimum initial or subsequent investment requirements


     o    exchange policies

     o    cutoff time for investments

     o    redemption fees

If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS


The minimum initial investment in Institutional shares is $1,000. An Institutional shareholder's minimum initial or subsequent investment cannot be calculated by combining all accounts she/he maintains with Fifth Third Funds -- rather, the shareholder must meet the minimum amount for each fund in which she/he wishes to invest. Subsequent investments must be in amounts of at least $50. The Fund reserves the right to waive the minimum investment.


All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Fund reserves the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds. Money orders are not accepted. The Fund may reject a purchase order for any reason.


For details, contact Fifth Third Funds toll free at 1-800-282-5706 or write to:
Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


AVOID WITHHOLDING TAX


The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------


You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent.

Orders to sell shares must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

If your sell order has been received by the Fund prior to the time designated by the Fund for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.


In order to sell your shares, call the Fifth Third Funds and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.


The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For accounts held at other financial institutions, contact your investment representative at your financial institution.


REDEMPTIONS IN WRITING REQUIRED

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee. You must request redemption in writing and obtain a signature guarantee if:


     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.

You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The Fund's transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits the Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND

If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of the Fund's net asset value if that amount is less than $250,000), the Fund reserves the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT - SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the Fund's transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or that remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV. Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Institutional shares for Institutional shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.


INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For accounts held at other financial institutions, contact your investment representative at your financial institution.


NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

In order to prevent excessive short-term or other abusive trading practices, the Fund may reject exchanges or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Fund may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains distributions will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.


Dividends, if any, are declared and paid quarterly by the Fund.


Capital gains, if any, are distributed at least annually.


As discussed in detail in the Fund's SAI, if the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to shareholders to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.


TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

TAXATION OF DISTRIBUTIONS


The Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net realized capital gains, if any, to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets- for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid). See the Fund's SAI for further details.


FOREIGN INVESTMENTS


If the Fund invests in foreign securities, please note that investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source which may decrease the yield of such investments. The United States has entered into tax treaties with many foreign countries that entitle the Fund to reduce tax rates or exemption on this income. The effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is unknown.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In general, shareholders in the Fund investing in foreign securities will not be entitled to claim a credit or deduction for foreign taxes on their U.S. federal income tax returns. Shareholders should consult their tax advisors for more information with respect to their individual circumstances.

In addition, foreign investment may prompt the Fund to distribute ordinary income more frequently or in greater amounts than purely domestic funds, which could increase a shareholder's tax liability.

STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.


This is a brief summary of certain income tax consequences relating to an investment in the Fund. The Fund's Statement of Additional Information provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local tax laws.

ADDITIONAL COMPENSATION TO SERVICING AGENTS
--------------------------------------------------------------------------------

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Fund for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing-related services, or access advantages to the Fund, including, for example, presenting the Fund on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.


In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Fund's transfer agent. The Fund also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of non-distribution services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or the period of the Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund for the years ended July 31, 2003 through July 31, 2007 has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report, along with the Fund's financial statements, is incorporated by reference in the SAI which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              CHANGE IN NET ASSETS                        LESS DIVIDENDS AND
                                                           RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ---------------------------                   -----------------------
                                                                         NET REALIZED
                                                                              AND
                                                                          UNREALIZED      CHANGE IN
                                             NET ASSET                  GAINS/(LOSSES)   NET ASSETS
                                              VALUE,           NET           FROM         RESULTING         NET           NET
                                             BEGINNING     INVESTMENT     INVESTMENT        FROM        INVESTMENT     REALIZED
                                             OF PERIOD    INCOME/(LOSS)  TRANSACTIONS    OPERATIONS       INCOME         GAINS
------------------------------------------------------------------------------------------------------------------------------------
BALANCED INSTITUTIONAL SHARES
Year ended 7/31/03                            $10.91           0.15           0.49           0.64         (0.17)          --
Year ended 7/31/04                            $11.38           0.13           0.64           0.77         (0.15)          --
Year ended 7/31/05                            $12.00           0.24           0.80           1.04         (0.25)          --
Year ended 7/31/06                            $12.79           0.25          (0.44)         (0.19)        (0.25)          --
Year ended 7/31/07                            $12.35           0.41(3)@       1.09           1.50         (0.36)          --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      RATIOS/SUPPLEMENTAL DATA
                                                                 -------------------------------------------------------------------
                                                                               RATIOS OF     RATIOS OF
                                          NET         TOTAL         NET         EXPENSES      EXPENSES     RATIOS OF NET
                            TOTAL        ASSET       RETURN       ASSETS,          TO            TO         INVESTMENT
                          DIVIDENDS      VALUE,     (EXCLUDES     END OF         AVERAGE       AVERAGE     INCOME/(LOSS)   PORTFOLIO
                             AND         END OF       SALES       PERIOD           NET           NET        TO AVERAGE     TURNOVER
                        DISTRIBUTIONS    PERIOD       CHARGE)     (000'S)       ASSETS (A)    ASSETS (B)     NET ASSETS     RATE (C)
------------------------------------------------------------------------------------------------------------------------------------
BALANCED INSTITUTIONAL
  SHARES
Year ended 7/31/03          (0.17)       $11.38        5.94%     $  177,052       1.12%        1.10%           1.39%          133%
Year ended 7/31/04          (0.15)       $12.00        6.76%     $   98,282       1.13%        1.13%           1.07%          166%
Year ended 7/31/05          (0.25)       $12.79        8.73%     $   59,868       1.18%        1.02%           1.89%          146%
Year ended 7/31/06          (0.25)       $12.35       (1.51%)    $   35,740       1.22%        0.97%           1.86%          191%
Year ended 7/31/07          (0.36)       $13.49       12.33%@    $   23,329       1.34%        0.96%           2.84%           59%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Before waivers and reimbursements.
(b)  Net of waivers and reimbursements.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)  Average shares method used in calculation.
@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as Increase from payment by the advisor in the Statements of Operations. See additional information below regarding per share impacts and total return for the year ended July 31, 2007 had this payment not occurred.

                         TOTAL RETURN EXCLUDING          AMOUNT PER
                         PAYMENT BY THE ADVISOR       SHARE FOR PAYMENT
                         (EXCLUDES SALES CHARGE)       BY THE ADVISOR &
                     ---------------------------      ------------------
                              INSTITUTIONAL             ALL CLASSES
     Balanced                     11.92%                   $0.04

& Per share impact of the payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net investment income/(loss) in these financial highlights includes the payment by the Advisor.


                                  20-21 spread

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

ADDRESSES

Fifth Third Funds                                                                       Fifth Third Funds
Balanced Fund                                                                           38 Fountain Square Plaza
Institutional Shares                                                                    Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------------------------------


Investment Advisor, Administrator and Accountant                                        Fifth Third Asset Management, Inc.
                                                                                        38 Fountain Square Plaza
                                                                                        Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------------------------------


Distributor                                                                             ALPS Distributors, Inc.
                                                                                        1290 Broadway, Suite 1100
                                                                                        Denver, Colorado 80203
------------------------------------------------------------------------------------------------------------------------------------


Custodian, Sub-Administrator, and Sub-Accountant                                        State Street Bank and Trust Company
                                                                                        State Street Financial Center
                                                                                        One Lincoln Street
                                                                                        Boston, MA 02111-2900
------------------------------------------------------------------------------------------------------------------------------------



Transfer and Dividend Disbursing Agent                                                  Boston Financial Data Services, Inc.
                                                                                        30 Dan Road
                                                                                        Canton, Massachusetts 02021
------------------------------------------------------------------------------------------------------------------------------------


Independent Registered Public Accounting Firm                                           PricewaterhouseCoopers LLP
                                                                                        100 East Broad Street
                                                                                        Suite 2100
                                                                                        Cincinnati, Ohio 43215
------------------------------------------------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. The Fund's annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Fund's performance during each Fund's last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUND BY CONTACTING A BROKER OR OTHER FINANCIAL INSTITUTION THAT SELLS THE FUND. IN ADDITION, YOU MAY CONTACT THE FUND AT:

                                FIFTH THIRD FUNDS
                            38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263
                            TELEPHONE: 1-800-282-5706

                    INTERNET: HTTP://WWW.FIFTHTHIRDFUNDS.COM*
--------------------------------------------------------------------------------


               *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGARDatabase on the Commission's Website at http://www.sec.gov.



Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS